UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2020

Fund of Funds Portfolios
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

The capital markets and the Portfolios were most influenced during the 12-month period ended December 31, 2020 (the “Reporting Period”) by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

When the Reporting Period began in January 2020, investors generally held a stable pro-growth outlook for the U.S. and global economies. However, in February, twin shocks — the COVID-19 pandemic and collapsing crude oil prices — forced them to recalibrate their risk tolerance. A historic level of market volatility, including the quickest transition from an equity bull market to an equity bear market in modern financial market times, further clouded the near-term investing outlook. (A bull market is a market in which securities prices are rising. A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) As fear spread through the financial markets, risk assets broadly sold off. Global equities, as represented by the MSCI ACWI Investable Market Index, fell 21.0% during the first calendar quarter. Developed markets equities, as represented by the MSCI World Index, were down 19.7%, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 23.6%. Within developed markets, U.S. equities, as measured by the S&P 500 ® Index, dropped 19.6%. As for fixed income, the 10-year U.S. Treasury yield plummeted. In response to the economic and financial challenges wrought by the spread of COVID-19, central banks and governments around the world enacted unprecedented levels of monetary and fiscal stimulus. In the U.S., more than $2 trillion of fiscal support, combined with the return of the U.S. Federal Reserve’s (“Fed”) zero interest rate policy, sought to help the country weather the human and economic maelstrom while simultaneously laying the foundation for economic recovery once COVID-19 risks recede.

The fastest quarterly decline in the global equity market since the fourth quarter of 2008 was followed in the second quarter of 2020 by the fastest recovery since the fourth quarter of 1984. The recovery was mainly catalyzed by three factors. First, unprecedented monetary easing and fiscal stimulus globally provided a backstop for risk assets and eased liquidity concerns. The Fed was somewhat more dovish than market expected at its June meeting. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Union announced a €750 billion recovery fund, taking a step closer towards the fiscal integration of the Eurozone. China and Japan also delivered meaningful fiscal action. Second, starting mid-April 2020, the growth rate of new COVID-19 cases showed signs of flattening in hotspots such as the U.S., Europe and China, with daily growth rates falling to low single digits and recovery rates starting to rise. As a result, authorities relaxed lockdown restrictions, gradually re-opened parts of their economies, announced social distancing norms and increased testing. The narrative shifted from COVID-19 infections to therapeutics and vaccines. Third, certain economic indicators started to recover. These included global purchasing manager indices, which inched up; U.S. non-farm payrolls, which provided consecutive positive surprises; and consumer and business sentiment that appeared to be bottoming. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 19.3%. U.S. equities, as measured by the S&P 500® Index, rose 20.5%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 18.7% and 18.2%, respectively. As for fixed income, the 10-year U.S. Treasury yield edged down slightly in its smallest quarterly change on record.

At the start of the third quarter of 2020, the key theme in the marketplace was the reopening of the U.S. and global economy. Initial concerns centered on whether a rushed reopening would bring a new wave of COVID-19 infections that might cause a relapse and renewed shutdown of the economy. Steadily over the course of the summer, even as positive test results accumulated, the severe consequences of COVID-19, such as hospitalizations and the tally of patients on ventilators, remained well below prior peak levels. This reality, combined with growing optimism about an eventual approval of a COVID-19 vaccine, acted as a tailwind to equities broadly, continuing their positive momentum from the second quarter of 2020. Toward the end of the third calendar quarter, investors increasingly focused on unsuccessful partisan negotiations to reach a compromise on additional fiscal support for the economy as well as on the then-upcoming U.S. Presidential and Congressional elections in November. U.S. economic data remained sufficiently healthy, allowing investors to look beyond near-term elections and fiscal concerns. Against this backdrop, developed markets equities, as measured by the MSCI World Index, and emerging market equities, as measured by the MSCI Emerging Markets Index, rose 6.8% and 8.6%, respectively. Within developed markets equities, U.S. stocks, as represented by the S&P 500® Index, led the rally, registering a gain of 8.9%. In fixed income, the 10-year U.S. Treasury yield rose slightly.

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MARKET REVIEW

During the fourth quarter of 2020, global economic activity remained resilient in spite of renewed worries about rising COVID–19 cases, delays in additional U.S. fiscal stimulus, and general market uncertainty surrounding the possibility of a contested U.S. Presidential election. Although an increase in COVID-19 cases, especially in Europe and the U.S., drove heightened financial market volatility, the announcement that the Pfizer and Moderna vaccines had better than consensus expected efficacy appeared to be a huge relief for policymakers and market participants. Investor confidence was further bolstered by the strong economic data from Asia, and from China in particular. In addition, major global central banks appeared to reassure market participants by committing to accommodative monetary policies. In the U.S., the Fed introduced forward guidance for its asset purchases, stating it would continue to increase its U.S. Treasury and mortgage-backed securities holdings until substantial further progress was made towards its maximum employment and price stability goals. Similarly, the European Central Bank committed to continued support for the economy by expanding and extending its Pandemic Emergency Purchase Programme. Overall, this favorable mix of recovering global economies, positive news flow on vaccines, and strong forward guidance from the major central banks was supportive of risk assets, particularly equities, in the fourth calendar quarter. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 15.7%. U.S. equities, as measured by the S&P 500® Index, rose 12.15%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 13.9% and 19.7%, respectively. As for fixed income, the 10-year U.S. Treasury yield rose during the fourth quarter of 2020, but it remained well below its highs near the beginning of the calendar year.

Looking Ahead

At the end of the Reporting Period, we believed high efficacy rates for COVID-19 vaccines and expectations for a broad vaccination rollout in North America and Europe by mid-2021 were likely to fuel a sustained and expanding rebound in global economic activity. Overall, we anticipated above-trend economic growth in the medium term, driven by pent-up demand, ongoing and significant fiscal and monetary policy support, high savings rates and extensive rebuilding of inventories.

At the asset class level, we believed that while on an absolute basis, equity valuations were high at the end of the Reporting Period, they were attractive in relative terms, and we expected them to remain so in the near term. As for fixed income, we believed low interest rates were likely to persist. In our view, short-term yields will likely remain anchored by central bank monetary policy, which should, in turn, limit a rise in longer-term yields. At the end of the Reporting Period, we anticipated that ongoing policy support from governments and central banks, as well as low financing costs, would keep credit spreads relatively tight. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

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PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 10.71%, 9.90%, 11.05%, 10.52%, 10.97%, 11.06%, 10.39% and 11.15%, respectively. This compares to the 11.13% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.56% and 16.21%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 12.29%, 11.44%, 12.68%, 12.18%, 12.64%, 12.70%, 12.05% and 12.70%, respectively. This compares to the 13.31% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.56% and 16.21%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 13.96%, 13.10%, 14.29%, 13.81%, 14.24%, 14.35%, 13.61% and 14.36%, respectively. This compares to the 15.02% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.56% and 16.21%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by three sources of return: long-term strategic asset allocation, medium-term and short-term dynamic allocation, and excess returns from investments in

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PORTFOLIO RESULTS

Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term and short-term dynamic views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on our medium-term and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated strongly positive returns on an absolute basis. In relative terms, all three Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio — underperformed their respective benchmark indices.[1]

Long-term strategic asset allocation added to the performance of all three Portfolios during the Reporting Period. Our short-term dynamic decisions also bolstered the Portfolios’ returns. Conversely, the Portfolios were hurt by our medium-term dynamic views. Security selection within the Underlying Funds had mixed results on the performance of the Portfolios overall.

During the Reporting Period, our long-term strategic asset allocation added to the performance of the Portfolios, with those having greater equity exposure producing greater positive returns. In addition, the Portfolio benefited from the gains of our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.)

Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, detracted from the performance of all three Portfolios. Overall, the Portfolios were hampered by our decision to reduce risk, which we accomplished through decreased allocations to equities, especially through the Portfolios’ allocations to the Goldman Sachs Dynamic Global Equity Fund. Within fixed income, our medium-term dynamic view that the Portfolios have reduced exposures to non-investment grade fixed income and have allocations to U.S. Treasury futures detracted from performance during the Reporting Period.

Our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricing, added to the performance of all three Portfolios. We express our short-term dynamic views through the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during the Reporting Period.

Regarding security selection within the Underlying Funds, it detracted from the performance of the Goldman Sachs Growth Strategy Portfolio during the Reporting Period. On the positive side, security selection within the Underlying Funds added to the performance of the Goldman Sachs Balanced Strategy Portfolio. Security selection within the Underlying Funds had a rather neutral impact on the performance of the Goldman Sachs Growth and Income Strategy Portfolio during the Reporting Period.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Fixed Income Funds, the Goldman Sachs Global Income Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Core Fixed Income Fund and the Goldman Sachs Local Emerging Market Debt Fund outperformed their respective benchmark indices. The Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Investment Grade Bond ETF underperformed their respective benchmark indices. Among Underlying Equity Funds, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed

[1]	As measured by Institutional Shares.

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PORTFOLIO RESULTS

their respective benchmark indices. The Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs ActiveBeta® Large Cap Equity ETF and the Goldman Sachs Dynamic Global Equity Fund underperformed their respective benchmark indices. Among Underlying Dynamic Funds, the Goldman Sachs Managed Futures Strategy Fund and the Goldman Sachs Alternative Premia Fund underperformed their respective benchmark indices.

The Underlying Tactical Fund outperformed its cash benchmark during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (positive impact on performance). They also employed put options on U.S. large cap equities (neutral impact).

Within fixed income, all three Portfolios invested in a strategy that utilized interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated (positive impact). In addition, U.S. Treasury futures were used to express our medium-term dynamic views on longer-term Treasury securities and to position the Portfolios toward the long-term end of the U.S. Treasury yield curve (negative impact). (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (negative impact), which seeks to manage the risk associated with investing in non-U.S. currencies.

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	During the Reporting Period, we made changes to our long-term strategic allocations. In October 2020, we implemented new long-term strategic allocations that we believed would enhance diversification and potentially generate additional excess returns. Specifically, we increased the Portfolios’ exposures to emerging markets debt, U.S. investment grade corporate bonds, emerging markets equities and international small-cap stocks. At the same time, we reduced their allocations to real assets, global investment grade corporate bonds and the Underlying Tactical Fund. Within fixed income, we reduced the Goldman Sachs Balanced Strategy Portfolio’s strategic allocation to global fixed income, added a strategic allocation to U.S. core fixed income and increased the allocation to emerging markets debt. In the Goldman Sachs Growth and Income Portfolio, we decreased the strategic allocation to global fixed income and increased strategic allocations to U.S. investment grade corporate bonds and emerging markets debt. As for the Goldman Sachs Growth Portfolio, we decreased its strategic allocation to U.S. investment grade corporate bonds and increased its strategic allocation to emerging markets debt. Within real assets, we decreased strategic allocations to global real estate securities in all three Portfolios.

We also made changes to our medium-term dynamic views during the Reporting Period. During March and April 2020, amid the COVID-19-related sell-off and increased market uncertainty, we sought to reduce risk in the Portfolios and decreased their overall exposures to equities. In June, we re-established the Portfolios’ allocations to equities, as the markets appeared to grow more optimistic about a potential economic recovery. Another change in our medium-term dynamic views was our decision in April to reduce the Portfolios’ exposures to our long U.S. interest rate options strategy. At the same time, we added longer-maturity U.S. Treasury futures to help maintain and adjust the Portfolios’ duration positions. In October, we shifted the Portfolios’ medium-term dynamic allocations toward our strategic asset allocations. Specifically, we increased the Portfolios’ exposures to non-investment grade fixed income and removed their exposures to 30-year Treasury futures, as the new strategic asset allocation incorporated our preference for emerging markets debt and U.S. investment grade corporate bonds over global fixed income into the long-term positioning of the Portfolios.

In addition, in October 2020, the Portfolios’ allocation to Goldman Sachs Alternative Premia Fund was eliminated.

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FUND BASIC

Balanced Strategy

as of December 31, 2020

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2020. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

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FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	10.71%	6.77%	5.10%	—%
Including sales charges	4.62%	5.56%	4.51%	—%

Class C
Excluding contingent deferred sales charges	9.90%	5.95%	4.31%	—%
Including contingent deferred sales charges	8.90%	5.95%	4.31%	—%

Institutional	11.05%	7.15%	5.50%	—%

Service	10.52%	6.78%	5.05%	—%

Investor	10.97%	7.03%	5.35%	—%

Class R6 (Commenced July 31, 2015)	11.06%	7.16%	N/A	6.19%

Class R	10.39%	6.53%	4.86%	—%

Class P (Commenced April 17, 2018)	11.15%	N/A	N/A	6.97%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

8

FUND BASICS

Growth and Income Strategy

as of December 31, 2020

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2020. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

9

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.29%	8.31%	6.40%	—%
Including sales charges	6.13%	7.08%	5.80%	—%

Class C
Excluding contingent deferred sales charges	11.44%	7.48%	5.61%	—%
Including contingent deferred sales charges	10.34%	7.48%	5.61%	—%

Institutional	12.68%	8.71%	6.81%	—%

Service	12.18%	8.19%	6.30%	—%

Investor	12.64%	8.59%	6.67%	—%

Class R6 (Commenced July 31, 2015)	12.70%	8.71%	N/A	7.43%

Class R	12.05%	8.02%	6.13%	—%

Class P (Commenced April 17, 2018)	12.70%	N/A	N/A	7.54%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

11

FUND BASICS

Growth Strategy

as of December 31, 2020

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2020. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

12

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Class A Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	13.96%	9.81%	7.59%	—%
Including sales charges	7.72%	8.58%	6.98%	—%

Class C
Excluding contingent deferred sales charges	13.10%	8.99%	6.79%	—%
Including contingent deferred sales charges	11.95%	8.99%	6.79%	—%

Institutional	14.29%	10.22%	8.01%	—%

Service	13.81%	9.69%	7.48%	—%

Investor	14.24%	10.09%	7.86%	—%

Class R6 (Commenced July 31, 2015)	14.35%	10.24%	N/A	8.66%

Class R	13.61%	9.54%	7.31%	—%

Class P (Commenced April 17, 2018)	14.36%	N/A	N/A	8.39%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

14

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 3.40%, 2.59%, 3.81%, 3.32%, 3.55%, 3.79%, 3.09% and 3.82%, respectively. This compares to the 11.58% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 7.49%, 18.34% and 7.79%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes produced positive absolute returns, with the exception of real assets, notably energy master limited partnerships (“MLPs”). Relative to traditional equity and fixed income classes, satellite asset classes underperformed during the Reporting Period.

In the first quarter of 2020, when the Reporting Period began, all of the satellite asset classes represented in the Portfolio fell deeply into negative territory following the emergence of COVID-19 and the collapse of crude oil prices. Equity satellite asset classes broadly declined, led by emerging markets stocks, which have a high beta relative to global economic activity and are sensitive to global trade. (In this context, beta is a measure of the volatility of a security.) Within fixed income satellite asset classes, non-investment grade fixed income suffered a significant decline, with high yield corporate bonds and emerging markets debt posting double-digit negative returns. At the end of the second calendar quarter, all satellite asset classes remained in negative territory, though they had regained a significant amount of lost ground. By the end of the third quarter, the performance of high yield corporate bonds turned positive for the 2020 calendar year, while the performance of other satellite asset classes stayed negative. The fourth quarter saw a continued recovery across satellite asset classes, highlighted by an impressive rebound in emerging markets equities and in both U.S. and international small-cap equities.

Equity satellite asset classes generated positive returns for the Reporting Period overall. U.S. small cap equities, as measured by the Russell 2000® Index, performed best, gaining 19.96%. Emerging markets equities, as measured by the MSCI Emerging Markets Index (Net, Unhedged), also performed strongly, rising 18.31%. International small cap equities, as represented by the MSCI EAFE Small Cap Equity Index (Net, Unhedged), gained 12.34%.

As for real assets, they were broadly negative for the Reporting Period overall. U.S. energy MLPs, as measured by the Alerian MLP Index, declined 28.69%. Global real estate, as measured by the FTSE/NAREIT Developed Index (Net, Unhedged), dropped 8.91%. Global infrastructure securities, as represented by the Dow Jones Brookfield Global Infrastructure Index (Net, Unhedged), were down 6.97%.

As for fixed income satellite asset classes, they all recorded positive returns for the Reporting Period overall. High yield corporate bonds, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, performed best, up 7.05%. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, gained 2.78%. U.S. dollar-

15

PORTFOLIO RESULTS

denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index Global Diversified Index, rose 5.26%. Emerging markets local debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (Unhedged), was up 2.69%.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term dynamic views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term dynamic views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, our strategic asset allocation generated positive absolute returns but underperformed the Portfolio’s blended benchmark of core asset classes. Our medium-term dynamic allocation detracted from the Portfolio’s performance. On the positive side, security selection within the Underlying Funds added to the Portfolio’s returns during the Reporting Period, with outperformance largely concentrated in the Underlying Equity Funds.

Strategic asset allocation detracted from the Portfolio’s relative performance during the Reporting Period. The Portfolio was hurt by its strategic allocations to real assets, as U.S. energy MLPs, global real estate securities and global infrastructure securities each generated negative absolute returns and underperformed the equity component of the blended benchmark. Contributing positively were the Portfolio’s strategic allocations to equity satellite asset classes, especially emerging markets equities and international small cap equities. Both generated positive absolute returns and outperformed the equity component of the blended benchmark. Within fixed income, all of the Portfolio’s strategic allocations to satellite asset classes added overall to its performance, with each producing positive absolute returns. However, with one exception, i.e., U.S. dollar-denominated emerging markets debt, they all underperformed the fixed income component of the blended benchmark.

As for our medium-term dynamic asset allocation, the Portfolio was hampered by our preference for energy MLPs and global infrastructure securities over international small cap stocks and emerging markets equities, as real asset classes underperformed equity satellite asset classes during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	During the Reporting Period, security selection within the Underlying Funds overall added to the Portfolio’s returns. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices. The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund underperformed their respective benchmark indices. Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund outperformed their respective benchmark indices. The Goldman Sachs High Yield Fund underperformed its benchmark index, while the performance of the Goldman Sachs High Yield Floating Rate Fund versus its benchmark index was rather flat.

16

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made some adjustments to the Portfolio’s strategic allocations during the Reporting Period. In March 2020, as the emergence of COVID-19 seemed to heighten perceived risks for the emerging markets, we reduced the Portfolio’s strategic allocation to emerging markets equities in favor of increasing its strategic allocation to global infrastructure securities. We further decreased the Portfolio’s strategic allocation to emerging markets equities during April before increasing it again in June.

17

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2020

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO1 AS OF 12/31/20

Percentage of Investment Portfolio

[1]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2020. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

18

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[2]

Percentage of Net Assets

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “BBCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BBCAB Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Satellite Strategies Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.40%	5.83%	4.01%	—%
Including sales charges	-2.25%	4.65%	3.43%	—%

Class C
Excluding contingent deferred sales charges	2.59%	5.04%	3.22%	—%
Including contingent deferred sales charges	1.59%	5.04%	3.22%	—%

Institutional	3.81%	6.27%	4.43%	—%

Service	3.32%	5.75%	3.92%	—%

Investor	3.55%	6.09%	4.26%	—%

Class R6 (Commenced July 31, 2015)	3.79%	6.27%	N/A	4.89%

Class R	3.09%	5.58%	3.75%	—%

Class P (Commenced April 17, 2018)	3.82%	N/A	N/A	4.05%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

J.P. Morgan Emerging Market Bond Index — Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Dow Jones Brookfield Global Infrastructure Index is designed to measure the performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. To be included in the index, a company must derive at least 70% of cash flows from infrastructure lines of business.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds(a) – 92.8%
Dynamic – 9.4%
2,807,393	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$27,119,421
1,533,395	Goldman Sachs Managed Futures Strategy Fund – Class R6	16,008,647
1,502,104	Goldman Sachs Alternative Premia Fund – Class R6	10,364,519

		53,492,587

Equity – 29.8%
4,228,452	Goldman Sachs Dynamic Global Equity Fund – Class R6	91,461,424
1,920,345	Goldman Sachs International Equity Insights Fund – Class R6	26,385,543
2,064,556	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	24,134,655
1,012,147	Goldman Sachs International Small Cap Insights Fund – Class R6	12,823,897
791,766	Goldman Sachs Global Infrastructure Fund – Class R6	9,319,088
541,278	Goldman Sachs Global Real Estate Securities Fund – Class R6	5,537,277

		169,661,884

Exchange Traded Funds – 19.3%
729,000	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	55,178,010
969,154	Goldman Sachs Access Investment Grade Corporate Bond ETF	54,505,221

		109,683,231

Fixed Income – 34.3%
10,907,526	Goldman Sachs Global Income Fund – Class R6	144,088,415
1,543,199	Goldman Sachs Core Fixed Income Fund – Class R6	17,438,154
1,321,561	Goldman Sachs Emerging Markets Debt Fund – Class R6	16,968,849
662,055	Goldman Sachs High Yield Floating Rate Fund – Class R6	6,143,867
848,451	Goldman Sachs High Yield Fund – Class R6	5,506,449
836,896	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	5,071,590

		195,217,324

TOTAL UNDERLYING FUNDS – 92.8%
(Cost $479,308,663)		$528,055,026

Shares	Dividend Rate	Value

Investment Company(a) – 4.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
27,861,603	0.026%	$27,861,603
(Cost $27,861,603)

TOTAL INVESTMENTS – 97.7%
(Cost $507,170,266)		$555,916,629

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		13,099,386

NET ASSETS – 100.0%		$569,016,015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
Investment Abbreviation:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	679,899	HKD	5,270,000	03/17/21	$2
	USD	385,366	CHF	340,000	03/17/21	435
	USD	120,379	DKK	730,000	03/17/21	352
	USD	1,804,503	EUR	1,470,000	03/17/21	5,513
	USD	164,528	SEK	1,350,000	03/17/21	307

TOTAL						$6,609

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	85,526	ILS	280,000	03/17/21	$(1,728)
	USD	291,529	SGD	390,000	03/17/21	(3,592)
	USD	7,083,262	JPY	738,000,000	03/17/21	(70,528)
	USD	1,963,124	AUD	2,640,000	03/17/21	(73,479)
	USD	767,769	SEK	6,525,000	03/17/21	(25,965)
	USD	7,354,679	EUR	6,070,000	03/17/21	(73,805)
	USD	2,316,333	CHF	2,070,000	03/17/21	(27,217)
	USD	3,949,835	GBP	2,950,000	03/17/21	(86,244)
	USD	164,895	NOK	1,450,000	03/17/21	(4,169)
	USD	84,683	NZD	120,000	03/17/21	(1,684)
	USD	597,129	DKK	3,670,000	03/17/21	(6,297)
	USD	190,866	HKD	1,480,000	03/17/21	(73)

TOTAL						$(374,781)

FUTURES CONTRACTS — At December 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	134	03/19/21	$25,116,960	$634,591
10 Year U.S. Treasury Notes	218	03/22/21	30,101,031	16,861

TOTAL FUTURES CONTRACTS				$651,452

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2020, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.250	03/15/2021	95	$237,500	$375,250	$105,908	$269,342
Eurodollar Futures	98.250	06/14/2021	84	210,000	332,850	94,695	238,155
Eurodollar Futures	98.250	09/13/2021	82	205,000	323,900	96,540	227,360

TOTAL			261	$652,500	$1,032,000	$297,143	$734,857

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds(a) – 94.6%
Dynamic – 7.4%
3,795,619	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$36,665,679
2,217,967	Goldman Sachs Managed Futures Strategy Fund – Class R6	23,155,572
1,235,011	Goldman Sachs Alternative Premia Fund – Class R6	8,521,575

		68,342,826

Equity – 40.8%
8,871,471	Goldman Sachs Dynamic Global Equity Fund – Class R6	191,889,910
5,970,921	Goldman Sachs International Equity Insights Fund – Class R6	82,040,448
4,560,645	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	53,313,938
1,880,665	Goldman Sachs International Small Cap Insights Fund – Class R6	23,828,029
1,355,117	Goldman Sachs Global Infrastructure Fund – Class R6	15,949,729
871,865	Goldman Sachs Global Real Estate Securities Fund – Class R6	8,919,181

		375,941,235

Exchange Traded Funds – 30.4%
2,526,237	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	191,210,878
1,576,107	Goldman Sachs Access Investment Grade Corporate Bond ETF	88,640,258

		279,851,136

Fixed Income – 16.0%
6,534,255	Goldman Sachs Global Income Fund – Class R6	86,317,513
2,488,689	Goldman Sachs Emerging Markets Debt Fund – Class R6	31,954,762
1,628,836	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	9,870,744
1,478,530	Goldman Sachs High Yield Fund – Class R6	9,595,658
965,809	Goldman Sachs High Yield Floating Rate Fund – Class R6	8,962,704

		146,701,381

TOTAL UNDERLYING FUNDS – 94.6%
(Cost $749,019,022)		$870,836,578

Shares	Dividend Rate	Value

Investment Company(a)– 3.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
33,271,131	0.026%	$33,271,131
(Cost $33,271,131)

TOTAL INVESTMENTS – 98.2%
(Cost $782,290,153)		$904,107,709

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		17,003,582

NET ASSETS – 100.0%		$921,111,291

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
GBP	—Great British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	1,268,199	HKD	9,830,000	03/17/21	$5

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	133,981	ILS	440,000	03/17/21	$(3,131)
	USD	455,191	SGD	610,000	03/17/21	(6,409)
	USD	2,866,804	AUD	3,880,000	03/17/21	(126,386)
	USD	10,414,840	JPY	1,087,000,000	03/17/21	(121,976)
	USD	4,006,025	CHF	3,580,000	03/17/21	(47,072)
	USD	13,546,180	EUR	11,180,000	03/17/21	(135,937)
	USD	5,567,115	GBP	4,170,000	03/17/21	(138,122)
	USD	237,636	NOK	2,100,000	03/17/21	(7,215)
	USD	1,376,689	SEK	11,700,000	03/17/21	(46,558)
	USD	984,367	DKK	6,050,000	03/17/21	(10,380)
	USD	126,878	NZD	180,000	03/17/21	(2,674)

TOTAL						$(645,860)

FUTURES CONTRACTS — At December 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	169	03/19/21	$31,677,360	$800,881
10 Year U.S. Treasury Notes	360	03/22/21	49,708,125	34,242

TOTAL FUTURES CONTRACTS				$835,123

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.250	06/14/2021	137	$342,500	$542,863	$154,443	$388,420
Eurodollar Futures	98.250	09/13/2021	134	335,000	529,300	157,761	371,539
Eurodollar Futures	98.250	03/15/2021	157	392,500	620,149	175,026	445,123

TOTAL			428	$1,070,000	$1,692,312	$487,230	$1,205,082

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds(a) – 94.9%
Dynamic – 4.6%
2,277,150	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$21,997,267
1,259,834	Goldman Sachs Managed Futures Strategy Fund – Class R6	13,152,672

		35,149,939

Equity – 53.0%
9,313,814	Goldman Sachs Dynamic Global Equity Fund – Class R6	201,457,800
6,703,822	Goldman Sachs International Equity Insights Fund – Class R6	92,110,514
5,338,540	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	62,407,531
2,540,127	Goldman Sachs International Small Cap Insights Fund – Class R6	32,183,409
1,298,901	Goldman Sachs Global Infrastructure Fund – Class R6	15,288,059
732,822	Goldman Sachs Global Real Estate Securities Fund – Class R6	7,496,765

		410,944,078

Exchange Traded Funds – 31.1%
3,057,660	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	231,434,286
171,088	Goldman Sachs Access Investment Grade Corporate Bond ETF	9,621,989

		241,056,275

Fixed Income – 6.2%
2,460,581	Goldman Sachs Emerging Markets Debt Fund – Class R6	31,593,857
1,459,728	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	8,845,950
1,189,484	Goldman Sachs High Yield Fund –Class R6	7,719,752

		48,159,559

TOTAL UNDERLYING FUNDS – 94.9%
(Cost $601,348,432)		$735,309,851

Shares	Dividend Rate	Value

Investment Company(a) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,241,499	0.026%	$23,241,499
(Cost $23,241,499)

TOTAL INVESTMENTS – 97.9%
(Cost $624,589,931)		$758,551,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		16,623,863

NET ASSETS – 100.0%		$775,175,213

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar
Investment Abbreviations:
ETF	— Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	992,111	HKD	7,690,000	03/17/21	$4
	USD	45,702	SEK	375,000	03/17/21	85
	USD	124,677	CHF	110,000	03/17/21	141
	USD	97,293	DKK	590,000	03/17/21	284
	USD	441,919	EUR	360,000	03/17/21	1,350

TOTAL						$1,864

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	109,886	ILS	360,000	03/17/21	$(2,297)
	USD	358,183	SGD	480,000	03/17/21	(5,043)
	USD	8,540,361	JPY	891,000,000	03/17/21	(96,533)
	USD	2,360,562	AUD	3,190,000	03/17/21	(100,334)
	USD	10,589,769	EUR	8,740,000	03/17/21	(106,269)
	USD	3,133,204	CHF	2,800,000	03/17/21	(36,816)
	USD	1,076,641	SEK	9,150,000	03/17/21	(36,411)
	USD	4,757,486	GBP	3,560,000	03/17/21	(113,171)
	USD	198,436	NOK	1,750,000	03/17/21	(5,606)
	USD	105,830	NZD	150,000	03/17/21	(2,130)
	USD	769,596	DKK	4,730,000	03/17/21	(8,115)
	USD	59,323	HKD	460,000	03/17/21	(23)

TOTAL						$(512,748)

FUTURES CONTRACTS — At December 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	125	03/19/21	$23,430,000	$592,470
10 Year U.S. Treasury Notes	264	03/22/21	36,452,625	25,554

TOTAL FUTURES CONTRACTS				$618,024

PURCHASED OPTIONS CONTRACTS — At December 31, 2020, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.250	03/15/2021	148	$370,000	$584,600	$164,993	$419,607
Eurodollar Futures	98.250	06/14/2021	128	320,000	507,200	144,297	362,903
Eurodollar Futures	98.250	09/13/2021	125	312,500	493,750	147,165	346,585

TOTAL			401	$1,002,500	$1,585,550	$456,455	$1,129,095

Abbreviations:
MS & Co. Int. PLC-Morgan Stanley & Co. International PLC

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds(a) – 98.9%
Equity – 54.9%
3,052,825	Goldman Sachs Global Real Estate Securities Fund – Class R6	$31,230,400
2,201,595	Goldman Sachs Global Infrastructure Fund – Class R6	25,912,773
1,554,117	Goldman Sachs International Small Cap Insights Fund – Class R6	19,690,665
346,554	Goldman Sachs Emerging Markets Equity Fund – Class R6	10,510,990
631,416	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	7,381,250
83,926	Goldman Sachs MLP Energy Infrastructure Fund – Class R6	1,552,629

		96,278,707

Exchange Traded Funds – 4.4%
201,403	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	7,687,553

Fixed Income – 39.6%
2,263,387	Goldman Sachs Emerging Markets Debt Fund – Class R6	29,061,890
3,152,319	Goldman Sachs High Yield Fund – Class R6	20,458,549
1,132,671	Goldman Sachs High Yield Floating Rate Fund – Class R6	10,511,189
1,537,213	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	9,315,510

		69,347,138

TOTAL UNDERLYING FUNDS – 98.9%
(Cost $141,481,994)		$173,313,398

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,956,247

NET ASSETS – 100.0%		$175,269,645

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2020

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $507,170,266 and $782,290,153, respectively)	555,916,629	904,107,709
Purchased options, at value (premium paid $297,143 and $487,230, respectively)	1,032,000	1,692,312
Cash	8,652,518	18,531,219
Foreign currencies, at value (cost $21,999 and $44,207, respectively)	26,118	46,712
Unrealized gain on forward foreign currency exchange contracts	6,609	5
Variation margin on futures contracts	189,248	248,406
Receivables:
Portfolio shares sold	3,348,826	934,622
Collateral on certain derivative contracts(a)	863,780	1,036,567
Dividends	435,823	486,489
Reimbursement from investment adviser	15,921	15,503
Other assets	56,044	55,630
Total assets	570,543,516	927,155,174

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	374,781	645,860
Payables:
Portfolio shares redeemed	532,494	268,517
Investments purchased	328,790	4,711,668
Management fees	69,313	114,664
Distribution and Service fees and Transfer Agency fees	68,283	138,905
Accrued expenses	153,840	164,269
Total liabilities	1,527,501	6,043,883

Net Assets:
Paid-in capital	515,879,892	795,010,083
Total distributable earnings	53,136,123	126,101,208
NET ASSETS	$569,016,015	$921,111,291
Net Assets:
Class A	$110,057,187	$293,867,782
Class C	9,574,560	13,454,422
Institutional	388,940,520	364,206,145
Service	421,367	2,668,780
Investor	7,593,757	7,997,005
Class R6	1,448,605	4,693,999
Class R	9,435,254	5,270,403
Class P	41,544,765	228,952,755
Total Net Assets	$569,016,015	$921,111,291
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,710,170	18,941,201
Class C	755,950	889,587
Institutional	30,788,817	23,403,278
Service	32,933	172,435
Investor	603,784	518,086
Class R6	114,685	301,785
Class R	750,113	342,472
Class P	3,287,730	14,720,456
Net asset value, offering and redemption price per share:(b)
Class A	$12.64	$15.51
Class C	12.67	15.12
Institutional	12.63	15.56
Service	12.79	15.48
Investor	12.58	15.44
Class R6	12.63	15.55
Class R	12.58	15.39
Class P	12.64	15.55

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Forward Foreign Currency
Balanced Strategy	$573,780	$290,000

Growth and Income Strategy	326,567	710,000

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $13.38 and $16.41, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

December 31, 2020

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $624,589,931 and $141,481,994, respectively)	$758,551,350	$173,313,398
Purchased options, at value (premium paid $456,455 and $0, respectively)	1,585,550	—
Cash	12,304,386	2,212,003
Foreign currencies, at value (cost $56,464 and $0, respectively)	58,691	—
Unrealized gain on forward foreign currency exchange contracts	1,864	—
Variation margin on futures contracts	182,338	—
Receivables:
Portfolio shares sold	3,636,931	18,773
Collateral on certain derivative contracts(a)	350,000	—
Dividends	175,570	245,133
Reimbursement from investment adviser	24,717	26,129
Other assets	54,410	28,358
Total assets	776,925,807	175,843,794

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	512,748	—
Payables:
Portfolio shares redeemed	620,858	136,000
Distribution and Service fees and Transfer Agency fees	160,959	28,845
Investments purchased	156,676	245,132
Management fees	94,417	18,418
Accrued expenses	204,936	145,754
Total liabilities	1,750,594	574,149

Net Assets:
Paid-in capital	638,973,498	176,159,627
Total distributable earnings (loss)	136,201,715	(889,982)
NET ASSETS	$775,175,213	$175,269,645
Net Assets:
Class A	$353,363,157	$46,265,008
Class C	22,589,907	5,772,012
Institutional	169,166,190	99,005,715
Service	2,120,346	128,172
Investor	7,004,267	18,816,157
Class R6	6,792,366	815,207
Class R	6,352,850	724,061
Class P	207,786,130	3,743,313
Total Net Assets	$775,175,213	$175,269,645
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	19,767,566	5,405,578
Class C	1,236,761	675,795
Institutional	9,469,428	11,599,233
Service	118,947	14,982
Investor	397,984	2,204,670
Class R6	380,152	95,351
Class R	365,924	84,881
Class P	11,626,562	437,921
Net asset value, offering and redemption price per share:(b)
Class A	$17.88	$8.56
Class C	18.27	8.54
Institutional	17.86	8.54
Service	17.83	8.56
Investor	17.60	8.53
Class R6	17.87	8.55
Class R	17.36	8.53
Class P	17.87	8.55

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Forward Foreign Currency

Growth Strategy	$350,000

(b)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $18.92 and $9.06, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2020

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:

Dividends from Affiliated Funds	$11,793,815	$16,504,018

Interest	357	296

Total investment income	11,794,172	16,504,314

Expenses:

Management fees	766,020	1,260,516

Distribution and Service (12b-1) fees(a)	381,933	823,477

Transfer Agency fees(a)	365,007	703,264

Registration fees	122,797	127,311

Professional fees	114,028	114,005

Printing and mailing costs	64,917	106,484

Custody, accounting and administrative services	45,630	42,024

Service fees — Class C	25,128	38,302

Trustee fees	21,304	21,828

Shareholder Administration fees — Service Shares	1,252	6,832

Prime Broker Fees	470	543

Other	11,595	16,088

Total expenses	1,920,081	3,260,674

Less — expense reductions	(360,299)	(395,049)

Net expenses	1,559,782	2,865,625

NET INVESTMENT INCOME	10,234,390	13,638,689

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	5,469,402	5,237,107

Net realized gain (loss) from:

Affiliated Funds	(1,699,815)	635,863

Purchased options	4,408,735	9,543,438

Futures contracts	2,694,261	2,033,150

Forward foreign currency exchange contracts	(1,001,271)	(1,422,299)

Foreign currency transactions	2,171	3,901

Net change in unrealized gain (loss) on:

Affiliated Funds	31,376,032	65,483,294

Purchased options	1,160,757	2,101,935

Futures contracts	325,119	193,822

Forward foreign currency exchange contracts	(200,157)	(451,355)

Foreign currency translation	(5,075)	1,399

Net realized and unrealized gain	42,530,159	83,360,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,764,549	$96,998,944

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

	Distribution and/or Service (12b-1) fees				Transfer Agent Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	$257,980	$75,382	$1,252	$47,319	$175,426	$17,087	$137,253	$200	$6,861	$510	$16,089	$11,581
Growth and Income	677,906	114,906	6,832	23,833	460,976	26,045	131,360	1,093	12,505	1,591	8,103	61,591

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2020

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:

Dividends from Affiliated Funds	$11,964,838	$4,608,362

Interest	250	—

Total investment income	11,965,088	4,608,362

Expenses:

Management fees	1,018,746	240,485

Distribution and Service (12b-1) fees(a)	1,005,030	185,007

Transfer Agency fees(a)	712,660	170,949

Printing and mailing costs	125,788	63,494

Registration fees	125,004	128,442

Professional fees	114,028	98,753

Service fees — Class C	59,061	24,468

Custody, accounting and administrative services	44,639	69,419

Trustee fees	21,552	20,770

Shareholder Administration fess — Service Shares	5,458	479

Prime Broker Fees	386	—

Other	34,974	4,541

Total expenses	3,267,326	1,006,807

Less — expense reductions	(440,240)	(366,233)

Net expenses	2,827,086	640,574

NET INVESTMENT INCOME	9,138,002	3,967,788

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	3,034,751	67,926

Net realized gain (loss) from:

Affiliated Funds	(1,989,991)	12,298,819

Purchased options	9,087,863	—

Futures contracts	1,434,087	—

Forward foreign currency exchange contracts	(1,030,896)	—

Foreign currency transactions	4,895	—

Net change in unrealized gain (loss) on:

Affiliated Funds	69,686,818	(17,227,251)

Purchased options	2,005,633	—

Futures contracts	131,899	—

Forward foreign currency exchange contracts	(372,817)	—

Foreign currency translation	1,444	—

Net realized and unrealized gain (loss)	81,993,686	(4,860,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$91,131,688	$(892,718)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agent Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Strategy	$793,992	$177,182	$5,458	$28,398	$539,915	$40,161	$54,761	$873	$11,343	$2,603	$9,655	$53,349
Satellite Strategies	107,127	73,405	479	3,996	72,847	16,638	45,684	77	32,197	1,158	1,358	990

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$10,234,390	$10,182,337	$13,638,689	$16,649,967

Net realized gain (loss)	9,873,483	(984,181)	16,031,160	13,587,017

Net change in unrealized gain	32,656,676	61,817,948	67,329,095	123,346,804

Net increase in net assets resulting from operations	52,764,549	71,016,104	96,998,944	153,583,788

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,073,315)	(2,297,176)	(9,110,698)	(5,552,581)

Class C Shares	(110,788)	(153,128)	(355,597)	(263,627)

Institutional Shares	(8,390,148)	(8,339,356)	(12,189,122)	(8,367,921)

Service Shares	(8,087)	(11,807)	(82,395)	(54,372)

Investor Shares	(133,619)	(85,266)	(265,906)	(167,174)

Class R6 Shares	(36,509)	(49,793)	(169,572)	(152,106)

Class R Shares	(160,141)	(189,892)	(152,196)	(85,022)

Class P Shares	(922,139)	(1,064,548)	(7,826,935)	(4,818,065)

Total distributions to shareholders	(11,834,746)	(12,190,966)	(30,152,421)	(19,460,868)

From share transactions:

Proceeds from sales of shares	138,023,285	152,169,018	110,868,743	122,801,933

Reinvestment of distributions	11,642,690	11,997,507	29,318,345	18,883,895

Cost of shares redeemed	(148,350,909)	(164,899,297)	(197,903,957)	(229,345,519)

Net increase (decrease) in net assets resulting from share transactions	1,315,066	(732,772)	(57,716,869)	(87,659,691)

TOTAL INCREASE	42,244,869	58,092,366	9,129,654	46,463,229

Net assets:
Beginning of year	526,771,146	468,678,780	911,981,637	865,518,408

End of year	$569,016,015	$526,771,146	$921,111,291	$911,981,637

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$9,138,002	$12,776,132	$3,967,788	$12,318,810

Net realized gain	10,540,709	25,522,363	12,366,745	8,543,281

Net change in unrealized gain (loss)	71,452,977	115,180,594	(17,227,251)	45,700,326

Net increase (decrease) in net assets resulting from operations	91,131,688	153,479,089	(892,718)	66,562,417

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,784,596)	(12,181,808)	(837,479)	(1,542,363)

Class C Shares	(496,344)	(788,770)	(103,991)	(457,716)

Institutional Shares	(5,137,868)	(5,930,025)	(2,538,186)	(7,855,640)

Service Shares	(62,574)	(81,682)	(3,303)	(8,052)

Investor Shares	(234,991)	(279,751)	(410,262)	(824,444)

Class R6 Shares	(227,886)	(303,175)	(54,834)	(1,733,365)

Class R Shares	(184,960)	(220,464)	(12,690)	(35,306)

Class P Shares	(7,003,021)	(7,266,420)	(77,222)	(130,251)

Total distributions to shareholders	(24,132,240)	(27,052,095)	(4,037,967)	(12,587,137)

From share transactions:

Proceeds from sales of shares	99,145,043	109,217,518	25,021,685	51,818,973

Reinvestment of distributions	23,183,595	25,887,850	3,663,014	10,634,954

Cost of shares redeemed	(136,535,679)	(301,361,794)	(180,205,714)	(190,046,424)

Net decrease in net assets resulting from share transactions	(14,207,041)	(166,256,426)	(151,521,015)	(127,592,497)

TOTAL INCREASE (DECREASE)	52,792,407	(39,829,432)	(156,451,700)	(73,617,217)

Net assets:
Beginning of year	722,382,806	762,212,238	331,721,345	405,338,562

End of year	$775,175,213	$722,382,806	$175,269,645	$331,721,345

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.64	$10.32	$11.55	$10.82	$10.41

Net investment income(a)(b)	0.20	0.20	0.16	0.16	0.11

Net realized and unrealized gain (loss)	1.04	1.37	(0.95)	1.05	0.41

Total from investment operations	1.24	1.57	(0.79)	1.21	0.52

Distributions to shareholders from net investment income	(0.24)	(0.25)	(0.24)	(0.27)	(0.11)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.24)	(0.25)	(0.44)	(0.48)	(0.11)

Net asset value, end of year	$12.64	$11.64	$10.32	$11.55	$10.82

Total return(c)	10.71%	15.24%	(6.90)%	11.19%	5.04%

Net assets, end of year (in 000s)	$110,057	$106,285	$106,235	$119,662	$129,445

Ratio of net expenses to average net assets(d)	0.57%	0.58%	0.59%	0.62%	0.59%

Ratio of total expenses to average net assets(d)	0.64%	0.67%	0.63%	0.68%	0.67%

Ratio of net investment income to average net assets(b)	1.71%	1.76%	1.46%	1.40%	1.01%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.66	$10.34	$11.55	$10.82	$10.41

Net investment income(a)(b)	0.10	0.10	0.05	0.07	0.03

Net realized and unrealized gain (loss)	1.06	1.38	(0.92)	1.05	0.42

Total from investment operations	1.16	1.48	(0.87)	1.12	0.45

Distributions to shareholders from net investment income	(0.15)	(0.16)	(0.14)	(0.18)	(0.04)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.15)	(0.16)	(0.34)	(0.39)	(0.04)

Net asset value, end of year	$12.67	$11.66	$10.34	$11.55	$10.82

Total return(c)	9.90%	14.30%	(7.58)%	10.30%	4.24%

Net assets, end of year (in 000s)	$9,575	$10,978	$12,807	$34,542	$47,217

Ratio of net expenses to average net assets(d)	1.32%	1.33%	1.33%	1.37%	1.34%

Ratio of total expenses to average net assets(d)	1.39%	1.42%	1.38%	1.42%	1.42%

Ratio of net investment income to average net assets(b)	0.86%	0.93%	0.43%	0.58%	0.27%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.64	$10.32	$11.55	$10.82	$10.42

Net investment income(a)(b)	0.25	0.25	0.20	0.21	0.16

Net realized and unrealized gain (loss)	1.02	1.36	(0.95)	1.04	0.40

Total from investment operations	1.27	1.61	(0.75)	1.25	0.56

Distributions to shareholders from net investment income	(0.28)	(0.29)	(0.28)	(0.31)	(0.16)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.28)	(0.29)	(0.48)	(0.52)	(0.16)

Net asset value, end of year	$12.63	$11.64	$10.32	$11.55	$10.82

Total return(c)	11.05%	15.68%	(6.53)%	11.63%	5.36%

Net assets, end of year (in 000s)	$388,941	$351,189	$292,183	$353,778	$285,795

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.20%	0.22%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.28%	0.24%	0.28%	0.27%

Ratio of net investment income to average net assets(b)	2.12%	2.19%	1.76%	1.85%	1.46%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.78	$10.45	$11.68	$10.94	$10.45

Net investment income(a)(b)	0.16	0.17	0.15	0.15	0.10

Net realized and unrealized gain (loss)	1.07	1.39	(0.95)	1.06	0.49

Total from investment operations	1.23	1.56	(0.80)	1.21	0.59

Distributions to shareholders from net investment income	(0.22)	(0.23)	(0.23)	(0.26)	(0.10)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.22)	(0.23)	(0.43)	(0.47)	(0.10)

Net asset value, end of year	$12.79	$11.78	$10.45	$11.68	$10.94

Total return(c)	10.52%	14.99%	(6.93)%	11.04%	5.67%

Net assets, end of year (in 000s)	$421	$532	$667	$833	$831

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.70%	0.72%	0.69%

Ratio of total expenses to average net assets(d)	0.77%	0.78%	0.74%	0.78%	0.77%

Ratio of net investment income to average net assets(b)	1.38%	1.47%	1.31%	1.31%	0.93%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.59	$10.28	$11.50	$10.78	$10.37

Net investment income(a)(b)	0.33	0.23	0.18	0.18	0.14

Net realized and unrealized gain (loss)	0.93	1.36	(0.93)	1.05	0.41

Total from investment operations	1.26	1.59	(0.75)	1.23	0.55

Distributions to shareholders from net investment income	(0.27)	(0.28)	(0.27)	(0.30)	(0.14)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.27)	(0.28)	(0.47)	(0.51)	(0.14)

Net asset value, end of year	$12.58	$11.59	$10.28	$11.50	$10.78

Total return(c)	10.97%	15.49%	(6.61)%	11.41%	5.33%

Net assets, end of year (in 000s)	$7,594	$3,663	$2,937	$3,976	$4,810

Ratio of net expenses to average net assets(d)	0.32%	0.33%	0.34%	0.37%	0.34%

Ratio of total expenses to average net assets(d)	0.39%	0.42%	0.38%	0.42%	0.42%

Ratio of net investment income to average net assets(b)	2.78%	2.07%	1.64%	1.60%	1.30%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.64	$10.32	$11.55	$10.83	$10.42

Net investment income(a)(b)	0.23	0.23	0.35	0.54	0.15

Net realized and unrealized gain (loss)	1.05	1.38	(1.09)	0.71	0.42

Total from investment operations	1.28	1.61	(0.74)	1.25	0.57

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.29)	(0.32)	(0.16)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.29)	(0.29)	(0.49)	(0.53)	(0.16)

Net asset value, end of year	$12.63	$11.64	$10.32	$11.55	$10.83

Total return(c)	11.06%	15.70%	(6.52)%	11.54%	5.46%

Net assets, end of year (in 000s)	$1,449	$1,766	$2,308	$551	$10

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.19%	0.31%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.27%	0.24%	0.39%	0.27%

Ratio of net investment income to average net assets(b)	1.89%	2.04%	3.10%	4.64%	1.45%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.59	$10.28	$11.50	$10.79	$10.36

Net investment income(a)(b)	0.16	0.18	0.14	0.15	0.09

Net realized and unrealized gain (loss)	1.04	1.35	(0.95)	1.02	0.43

Total from investment operations	1.20	1.53	(0.81)	1.17	0.52

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.21)	(0.25)	(0.09)

Distributions to shareholders from net realized gains	—	—	(0.20)	(0.21)	—

Total distributions	(0.21)	(0.22)	(0.41)	(0.46)	(0.09)

Net asset value, end of year	$12.58	$11.59	$10.28	$11.50	$10.79

Total return(c)	10.39%	14.94%	(7.07)%	10.81%	5.02%

Net assets, end of year (in 000s)	$9,435	$10,241	$8,443	$8,629	$6,110

Ratio of net expenses to average net assets(d)	0.82%	0.83%	0.84%	0.87%	0.84%

Ratio of total expenses to average net assets(d)	0.90%	0.92%	0.88%	0.93%	0.92%

Ratio of net investment income to average net assets(b)	1.40%	1.61%	1.23%	1.30%	0.85%

Portfolio turnover rate(e)	19%	55%	45%	81%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares
	Year Ended December 31,		Period Ended December 31 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$11.64	$10.32	$11.54

Net investment income(b)(c)	0.25	0.24	0.20

Net realized and unrealized gain (loss)	1.04	1.37	(0.96)

Total from investment operations	1.29	1.61	(0.76)

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	—	—	(0.20)

Total distributions	(0.29)	(0.29)	(0.46)

Net asset value, end of period	$12.64	$11.64	$10.32

Total return(d)	11.15%	15.69%	(6.67)%

Net assets, end of period (in 000s)	$41,545	$42,118	$43,098

Ratio of net expenses to average net assets(e)	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.25%	0.27%	0.24	%(f)

Ratio of net investment income to average net assets(c)	2.10%	2.17%	2.48	%(f)

Portfolio turnover rate(g)	19%	55%	45%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.26	$12.26	$13.81	$12.17	$11.62

Net investment income(a)(b)	0.20	0.22	0.18	0.18	0.11

Net realized and unrealized gain (loss)	1.54	2.06	(1.41)	1.79	0.56

Total from investment operations	1.74	2.28	(1.23)	1.97	0.67

Distributions to shareholders from net investment income	(0.23)	(0.28)	(0.32)	(0.33)	(0.12)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.49)	(0.28)	(0.32)	(0.33)	(0.12)

Net asset value, end of year	$15.51	$14.26	$12.26	$13.81	$12.17

Total return(c)	12.29%	18.60%	(8.94)%	16.19%	5.75%

Net assets, end of year (in 000s)	$293,868	$286,721	$272,658	$302,116	$302,858

Ratio of net expenses to average net assets(d)	0.57%	0.58%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.62%	0.64%	0.61%	0.63%	0.64%

Ratio of net investment income to average net assets(b)	1.38%	1.65%	1.29%	1.35%	0.95%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.92	$11.98	$13.49	$11.90	$11.42

Net investment income(a)(b)	0.06	0.09	0.01	0.06	0.02

Net realized and unrealized gain (loss)	1.53	2.04	(1.31)	1.76	0.54

Total from investment operations	1.59	2.13	(1.30)	1.82	0.56

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.21)	(0.23)	(0.08)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.39)	(0.19)	(0.21)	(0.23)	(0.08)

Net asset value, end of year	$15.12	$13.92	$11.98	$13.49	$11.90

Total return(c)	11.44%	17.78%	(9.62)%	15.31%	4.86%

Net assets, end of year (in 000s)	$13,454	$19,069	$27,099	$94,118	$121,778

Ratio of net expenses to average net assets(d)	1.32%	1.33%	1.34%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.37%	1.39%	1.36%	1.38%	1.39%

Ratio of net investment income to average net assets(b)	0.45%	0.66%	0.11%	0.50%	0.18%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.31	$12.29	$13.85	$12.21	$11.66

Net investment income(a)(b)	0.25	0.27	0.20	0.24	0.17

Net realized and unrealized gain (loss)	1.54	2.08	(1.39)	1.78	0.55

Total from investment operations	1.79	2.35	(1.19)	2.02	0.72

Distributions to shareholders from net investment income	(0.28)	(0.33)	(0.37)	(0.38)	(0.17)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.54)	(0.33)	(0.37)	(0.38)	(0.17)

Net asset value, end of year	$15.56	$14.31	$12.29	$13.85	$12.21

Total return(c)	12.68%	19.17%	(8.63)%	16.60%	6.15%

Net assets, end of year (in 000s)	$364,206	$371,610	$360,006	$574,136	$455,273

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.20%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.24%	0.25%	0.22%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	1.77%	2.01%	1.48%	1.80%	1.42%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.23	$12.23	$13.77	$12.14	$11.60

Net investment income(a)(b)	0.16	0.21	0.15	0.17	0.11

Net realized and unrealized gain (loss)	1.56	2.05	(1.38)	1.77	0.54

Total from investment operations	1.72	2.26	(1.23)	1.94	0.65

Distributions to shareholders from net investment income	(0.21)	(0.26)	(0.31)	(0.31)	(0.11)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.47)	(0.26)	(0.31)	(0.31)	(0.11)

Net asset value, end of year	$15.48	$14.23	$12.23	$13.77	$12.14

Total return(c)	12.18%	18.51%	(9.00)%	16.03%	5.58%

Net assets, end of year (in 000s)	$2,669	$2,920	$2,780	$3,414	$3,253

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.70%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.74%	0.75%	0.72%	0.73%	0.74%

Ratio of net investment income to average net assets(b)	1.17%	1.53%	1.13%	1.27%	0.90%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.19	$12.20	$13.74	$12.12	$11.57

Net investment income(a)(b)	0.23	0.26	0.20	0.23	0.16

Net realized and unrealized gain (loss)	1.54	2.04	(1.38)	1.75	0.54

Total from investment operations	1.77	2.30	(1.18)	1.98	0.70

Distributions to shareholders from net investment income	(0.26)	(0.31)	(0.36)	(0.36)	(0.15)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.52)	(0.31)	(0.36)	(0.36)	(0.15)

Net asset value, end of year	$15.44	$14.19	$12.20	$13.74	$12.12

Total return(c)	12.64%	18.91%	(8.68)%	16.39%	6.04%

Net assets, end of year (in 000s)	$7,997	$7,670	$7,366	$7,241	$4,769

Ratio of net expenses to average net assets(d)	0.32%	0.33%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.37%	0.39%	0.36%	0.38%	0.39%

Ratio of net investment income to average net assets(b)	1.64%	1.92%	1.48%	1.72%	1.37%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.30	$12.29	$13.85	$12.20	$11.66

Net investment income(a)(b)	0.22	0.26	0.36	0.30	0.17

Net realized and unrealized gain (loss)	1.57	2.08	(1.54)	1.73	0.54

Total from investment operations	1.79	2.34	(1.18)	2.03	0.71

Distributions to shareholders from net investment income	(0.28)	(0.33)	(0.38)	(0.38)	(0.17)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.54)	(0.33)	(0.38)	(0.38)	(0.17)

Net asset value, end of year	$15.55	$14.30	$12.29	$13.85	$12.20

Total return(c)	12.70%	19.10%	(8.61)%	16.71%	6.07%

Net assets, end of year (in 000s)	$4,694	$6,300	$6,331	$84	$10

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.19%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.22%	0.22%	0.23%

Ratio of net investment income to average net assets(b)	1.59%	1.92%	2.67%	2.21%	1.43%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.15	$12.17	$13.70	$12.09	$11.56

Net investment income(a)(b)	0.16	0.20	0.13	0.18	0.09

Net realized and unrealized gain (loss)	1.53	2.02	(1.37)	1.73	0.54

Total from investment operations	1.69	2.22	(1.24)	1.91	0.63

Distributions to shareholders from net investment income	(0.19)	(0.24)	(0.29)	(0.30)	(0.10)

Distributions to shareholders from net realized gains	(0.26)	—	—	—	—

Total distributions	(0.45)	(0.24)	(0.29)	(0.30)	(0.10)

Net asset value, end of year	$15.39	$14.15	$12.17	$13.70	$12.09

Total return(c)	12.05%	18.30%	(9.10)%	15.83%	5.40%

Net assets, end of year (in 000s)	$5,270	$4,991	$4,251	$5,441	$2,659

Ratio of net expenses to average net assets(d)	0.82%	0.83%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.87%	0.89%	0.86%	0.88%	0.89%

Ratio of net investment income to average net assets(b)	1.15%	1.46%	1.00%	1.35%	0.75%

Portfolio turnover rate(e)	13%	61%	32%	81%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares
	Year Ended December 31,		Period Ended December 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$14.30	$12.29	$13.91

Net investment income(b)(c)	0.26	0.29	0.23

Net realized and unrealized gain (loss)	1.53	2.05	(1.52)

Total from investment operations	1.79	2.34	(1.29)

Distributions to shareholders from net investment income	(0.28)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(0.26)	—	—

Total distributions	(0.54)	(0.33)	(0.33)

Net asset value, end of period	$15.55	$14.30	$12.29

Total return(d)	12.70%	19.10%	(9.29)%

Net assets, end of period (in 000s)	$228,953	$212,702	$185,028

Ratio of net expenses to average net assets(e)	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.23%	0.24%	0.22	%(f)

Ratio of net investment income to average net assets(c)	1.80%	2.12%	2.48	%(f)

Portfolio turnover rate(g)	13%	61%	32%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.18	$13.73	$15.83	$13.39	$12.70

Net investment income(a)(b)	0.19	0.25	0.19	0.15	0.11

Net realized and unrealized gain (loss)	2.07	2.80	(1.93)	2.67	0.70

Total from investment operations	2.26	3.05	(1.74)	2.82	0.81

Distributions to shareholders from net investment income	(0.21)	(0.32)	(0.36)	(0.38)	(0.12)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.56)	(0.60)	(0.36)	(0.38)	(0.12)

Net asset value, end of year	$17.88	$16.18	$13.73	$15.83	$13.39

Total return(c)	13.96%	22.24%	(10.98)%	21.02%	6.38%

Net assets, end of year (in 000s)	$353,363	$338,384	$308,475	$316,078	$301,331

Ratio of net expenses to average net assets(d)	0.57%	0.58%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.64%	0.65%	0.62%	0.63%	0.65%

Ratio of net investment income to average net assets(b)	1.18%	1.61%	1.19%	1.00%	0.83%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.51	$13.98	$15.81	$13.37	$12.68

Net investment income (loss)(a)(b)	0.05	0.10	(0.03)	0.03	0.01

Net realized and unrealized gain (loss)	2.11	2.87	(1.80)	2.66	0.70

Total from investment operations	2.16	2.97	(1.83)	2.69	0.71

Distributions to shareholders from net investment income	(0.05)	(0.16)	—	(0.25)	(0.02)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.40)	(0.44)	—	(0.25)	(0.02)

Net asset value, end of year	$18.27	$16.51	$13.98	$15.81	$13.37

Total return(c)	13.10%	21.31%	(11.58)%	20.08%	5.57%

Net assets, end of year (in 000s)	$22,590	$29,424	$36,201	$126,894	$144,292

Ratio of net expenses to average net assets(d)	1.32%	1.33%	1.34%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.39%	1.40%	1.37%	1.38%	1.40%

Ratio of net investment income (loss) to average net assets(b)	0.28%	0.64%	(0.20)%	0.18%	0.08%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.17	$13.72	$15.81	$13.37	$12.69

Net investment income(a)(b)	0.25	0.24	0.19	0.22	0.17

Net realized and unrealized gain (loss)	2.06	2.87	(1.87)	2.66	0.69

Total from investment operations	2.31	3.11	(1.68)	2.88	0.86

Distributions to shareholders from net investment income	(0.27)	(0.38)	(0.41)	(0.44)	(0.18)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.62)	(0.66)	(0.41)	(0.44)	(0.18)

Net asset value, end of year	$17.86	$16.17	$13.72	$15.81	$13.37

Total return(c)	14.29%	22.77%	(10.65)%	21.53%	6.76%

Net assets, end of year (in 000s)	$169,166	$147,389	$247,863	$455,902	$335,237

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.20%	0.20%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.23%	0.24%	0.25%

Ratio of net investment income to average net assets(b)	1.58%	1.59%	1.22%	1.46%	1.33%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.13	$13.69	$15.77	$13.35	$12.67

Net investment income(a)(b)	0.15	0.22	0.15	0.15	0.10

Net realized and unrealized gain (loss)	2.08	2.80	(1.90)	2.64	0.69

Total from investment operations	2.23	3.02	(1.75)	2.79	0.79

Distributions to shareholders from net investment income	(0.18)	(0.30)	(0.33)	(0.37)	(0.11)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.53)	(0.58)	(0.33)	(0.37)	(0.11)

Net asset value, end of year	$17.83	$16.13	$13.69	$15.77	$13.35

Total return(c)	13.81%	22.10%	(11.06)%	20.88%	6.26%

Net assets, end of year (in 000s)	$2,120	$2,266	$2,252	$2,888	$2,237

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.70%	0.70%	0.69%

Ratio of total expenses to average net assets(d)	0.76%	0.77%	0.73%	0.74%	0.75%

Ratio of net investment income to average net assets(b)	0.94%	1.47%	0.96%	1.00%	0.81%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$15.93	$13.53	$15.59	$13.20	$12.52

Net investment income(a)(b)	0.22	0.28	0.18	0.23	0.15

Net realized and unrealized gain (loss)	2.05	2.76	(1.86)	2.58	0.69

Total from investment operations	2.27	3.04	(1.68)	2.81	0.84

Distributions to shareholders from net investment income	(0.25)	(0.36)	(0.38)	(0.42)	(0.16)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.60)	(0.64)	(0.38)	(0.42)	(0.16)

Net asset value, end of year	$17.60	$15.93	$13.53	$15.59	$13.20

Total return(c)	14.24%	22.50%	(10.74)%	21.30%	6.70%

Net assets, end of year (in 000s)	$7,004	$7,204	$6,477	$8,008	$4,352

Ratio of net expenses to average net assets(d)	0.32%	0.33%	0.33%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.39%	0.40%	0.37%	0.39%	0.40%

Ratio of net investment income to average net assets(b)	1.38%	1.85%	1.14%	1.54%	1.18%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.17	$13.72	$15.81	$13.37	$12.68

Net investment income(a)(b)	0.21	0.31	0.39	0.17	0.17

Net realized and unrealized gain (loss)	2.11	2.80	(2.06)	2.71	0.70

Total from investment operations	2.32	3.11	(1.67)	2.88	0.87

Distributions to shareholders from net investment income	(0.27)	(0.38)	(0.42)	(0.44)	(0.18)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.62)	(0.66)	(0.42)	(0.44)	(0.18)

Net asset value, end of year	$17.87	$16.17	$13.72	$15.81	$13.37

Total return(c)	14.35%	22.72%	(10.55)%	21.51%	6.76%

Net assets, end of year (in 000s)	$6,792	$7,554	$6,603	$964	$10

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.19%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.25%	0.26%	0.22%	0.23%	0.25%

Ratio of net investment income to average net assets(b)	1.31%	2.00%	2.54%	1.12%	1.33%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$15.74	$13.37	$15.42	$13.08	$12.41

Net investment income(a)(b)	0.15	0.20	0.14	0.16	0.08

Net realized and unrealized gain (loss)	1.99	2.73	(1.87)	2.54	0.69

Total from investment operations	2.14	2.93	(1.73)	2.70	0.77

Distributions to shareholders from net investment income	(0.17)	(0.28)	(0.32)	(0.36)	(0.10)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—	—	—

Total distributions	(0.52)	(0.56)	(0.32)	(0.36)	(0.10)

Net asset value, end of year	$17.36	$15.74	$13.37	$15.42	$13.08

Total return(c)	13.61%	21.98%	(11.18)%	20.67%	6.16%

Net assets, end of year (in 000s)	$6,353	$6,400	$5,475	$6,334	$2,548

Ratio of net expenses to average net assets(d)	0.82%	0.83%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.89%	0.90%	0.87%	0.89%	0.90%

Ratio of net investment income to average net assets(b)	0.94%	1.36%	0.90%	1.06%	0.65%

Portfolio turnover rate(e)	8%	69%	29%	85%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares
	Year Ended December 31,		Period Ended December 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$16.17	$13.72	$15.96

Net investment income(b)(c)	0.26	0.32	0.28

Net realized and unrealized gain (loss)	2.06	2.79	(2.10)

Total from investment operations	2.32	3.11	(1.82)

Distributions to shareholders from net investment income	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.35)	(0.28)	—

Total distributions	(0.62)	(0.66)	(0.42)

Net asset value, end of period	$17.87	$16.17	$13.72

Total return(d)	14.36%	22.72%	(11.39)%

Net assets, end of period (in 000s)	$207,786	$183,763	$148,866

Ratio of net expenses to average net assets(e)	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.25%	0.26%	0.22	%(f)

Ratio of net investment income to average net assets(c)	1.62%	2.08%	2.56	%(f)

Portfolio turnover rate(g)	8%	69%	29%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.45	$7.38	$8.45	$7.64	$7.45

Net investment income(a)(b)	0.15	0.27	0.19	0.20	0.20

Net realized and unrealized gain (loss)	0.11	1.08	(1.06)	0.88	0.24

Total from investment operations	0.26	1.35	(0.87)	1.08	0.44

Distributions to shareholders from net investment income	(0.15)	(0.28)	(0.20)	(0.27)	(0.25)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.15)	(0.28)	(0.20)	(0.27)	(0.25)

Net asset value, end of year	$8.56	$8.45	$7.38	$8.45	$7.64

Total return(d)	3.40%	18.38%	(10.39)%	14.28%	5.92%

Net assets, end of year (in 000s)	$46,265	$46,921	$39,384	$53,090	$84,529

Ratio of net expenses to average net assets(e)	0.55%	0.56%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets(e)	0.75%	0.66%	0.61%	0.61%	0.61%

Ratio of net investment income to average net assets(b)	1.90%	3.30%	2.35%	2.42%	2.62%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.42	$7.34	$8.40	$7.60	$7.41

Net investment income(a)(b)	0.07	0.16	0.12	0.14	0.15

Net realized and unrealized gain (loss)	0.13	1.12	(1.04)	0.87	0.23

Total from investment operations	0.20	1.28	(0.92)	1.01	0.38

Distributions to shareholders from net investment income	(0.08)	(0.20)	(0.14)	(0.21)	(0.19)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.08)	(0.20)	(0.14)	(0.21)	(0.19)

Net asset value, end of year	$8.54	$8.42	$7.34	$8.40	$7.60

Total return(d)	2.59%	17.55%	(11.07)%	13.37%	5.17%

Net assets, end of year (in 000s)	$5,772	$16,235	$28,041	$44,710	$53,575

Ratio of net expenses to average net assets(e)	1.30%	1.31%	1.31%	1.32%	1.32%

Ratio of total expenses to average net assets(e)	1.49%	1.40%	1.36%	1.36%	1.36%

Ratio of net investment income to average net assets(b)	0.95%	2.01%	1.53%	1.78%	1.94%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.43	$7.36	$8.43	$7.62	$7.43

Net investment income(a)(b)	0.17	0.27	0.21	0.24	0.23

Net realized and unrealized gain (loss)	0.12	1.11	(1.05)	0.88	0.24

Total from investment operations	0.29	1.38	(0.84)	1.12	0.47

Distributions to shareholders from net investment income	(0.18)	(0.31)	(0.23)	(0.31)	(0.28)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.18)	(0.31)	(0.23)	(0.31)	(0.28)

Net asset value, end of year	$8.54	$8.43	$7.36	$8.43	$7.62

Total return(d)	3.81%	18.86%	(10.06)%	14.80%	6.38%

Net assets, end of year (in 000s)	$99,006	$194,783	$260,987	$488,118	$509,681

Ratio of net expenses to average net assets(e)	0.17%	0.18%	0.17%	0.17%	0.17%

Ratio of total expenses to average net assets(e)	0.36%	0.27%	0.22%	0.22%	0.21%

Ratio of net investment income to average net assets(b)	2.19%	3.38%	2.62%	2.96%	3.08%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.44	$7.37	$8.43	$7.63	$7.43

Net investment income(a)(b)	0.13	0.25	0.18	0.20	0.18

Net realized and unrealized gain (loss)	0.13	1.09	(1.05)	0.86	0.26

Total from investment operations	0.26	1.34	(0.87)	1.06	0.44

Distributions to shareholders from net investment income	(0.14)	(0.27)	(0.19)	(0.26)	(0.24)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.14)	(0.27)	(0.19)	(0.26)	(0.24)

Net asset value, end of year	$8.56	$8.44	$7.37	$8.43	$7.63

Total return(d)	3.32%	18.25%	(10.41)%	14.06%	5.92%

Net assets, end of year (in 000s)	$128	$258	$243	$350	$408

Ratio of net expenses to average net assets(e)	0.67%	0.68%	0.67%	0.67%	0.67%

Ratio of total expenses to average net assets(e)	0.86%	0.78%	0.72%	0.72%	0.71%

Ratio of net investment income to average net assets(b)	1.62%	3.13%	2.20%	2.41%	2.40%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.43	$7.36	$8.43	$7.62	$7.43

Net investment income(a)(b)	0.16	0.27	0.20	0.22	0.23

Net realized and unrealized gain (loss)	0.11	1.10	(1.05)	0.88	0.23

Total from investment operations	0.27	1.37	(0.85)	1.10	0.46

Distributions to shareholders from net investment income	(0.17)	(0.30)	(0.22)	(0.29)	(0.27)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.17)	(0.30)	(0.22)	(0.29)	(0.27)

Net asset value, end of year	$8.53	$8.43	$7.36	$8.43	$7.62

Total return(d)	3.55%	18.71%	(10.19)%	14.62%	6.22%

Net assets, end of year (in 000s)	$18,816	$22,706	$27,782	$46,011	$58,740

Ratio of net expenses to average net assets(e)	0.30%	0.32%	0.31%	0.32%	0.32%

Ratio of total expenses to average net assets(e)	0.50%	0.41%	0.36%	0.36%	0.36%

Ratio of net investment income to average net assets(b)	2.12%	3.39%	2.53%	2.74%	3.02%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.44	$7.36	$8.43	$7.63	$7.44

Net investment income(a)(b)	0.14	0.29	0.23	0.25	0.63

Net realized and unrealized gain (loss)	0.15	1.10	(1.07)	0.86	(0.15)

Total from investment operations	0.29	1.39	(0.84)	1.11	0.48

Distributions to shareholders from net investment income	(0.18)	(0.31)	(0.23)	(0.31)	(0.28)

Distributions to shareholders from return of capital	—	—	—	—	(0.01)

Total distributions	(0.18)	(0.31)	(0.23)	(0.31)	(0.29)

Net asset value, end of year	$8.55	$8.44	$7.36	$8.43	$7.63

Total return(c)	3.79%	19.02%	(10.04)%	14.66%	6.40%

Net assets, end of year (in 000s)	$815	$45,956	$44,046	$40,326	$33,805

Ratio of net expenses to average net assets(d)	0.16%	0.17%	0.16%	0.16%	0.15%

Ratio of total expenses to average net assets(d)	0.33%	0.26%	0.22%	0.20%	0.17%

Ratio of net investment income to average net assets(b)	1.79%	3.59%	2.88%	3.09%	8.15%

Portfolio turnover rate(e)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.42	$7.35	$8.41	$7.61	$7.42

Net investment income(a)(b)	0.12	0.23	0.17	0.19	0.19

Net realized and unrealized gain (loss)	0.12	1.09	(1.05)	0.86	0.23

Total from investment operations	0.24	1.32	(0.88)	1.05	0.42

Distributions to shareholders from net investment income	(0.13)	(0.25)	(0.18)	(0.25)	(0.23)

Distributions to shareholders from return of capital	—	—	—	—	0.00 (c)

Total distributions	(0.13)	(0.25)	(0.18)	(0.25)	(0.23)

Net asset value, end of year	$8.53	$8.42	$7.35	$8.41	$7.61

Total return(d)	3.09%	18.12%	(10.56)%	13.94%	5.71%

Net assets, end of year (in 000s)	$724	$1,140	$1,955	$2,645	$2,788

Ratio of net expenses to average net assets(e)	0.80%	0.81%	0.81%	0.82%	0.82%

Ratio of total expenses to average net assets(e)	0.99%	0.91%	0.86%	0.86%	0.86%

Ratio of net investment income to average net assets(b)	1.56%	2.88%	2.09%	2.33%	2.49%

Portfolio turnover rate(f)	5%	6%	17%	57%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares
	Year Ended December 31,		Period Ended December 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$8.44	$7.37	$8.37

Net investment income(b)(c)	0.18	0.30	0.20

Net realized and unrealized gain (loss)	0.11	1.08	(1.01)

Total from investment operations	0.29	1.38	(0.81)

Distributions to shareholders from net investment income	(0.18)	(0.31)	(0.19)

Net asset value, end of period	$8.55	$8.44	$7.37

Total return(d)	3.82%	18.85%	(9.76)%

Net assets, end of period (in 000s)	$3,743	$3,722	$2,902

Ratio of net expenses to average net assets(e)	0.16%	0.17%	0.16	%(f)

Ratio of total expenses to average net assets(e)	0.36%	0.27%	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.31%	3.70%	3.51	%(f)

Portfolio turnover rate(g)	5%	6%	17%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios, investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

BALANCED STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$169,661,884	$—	$—

Fixed Income	195,217,324	—	—

Dynamic	53,492,587	—	—

Exchange Traded Funds	109,683,231	—	—

Investment Companies	27,861,603	—	—

Total	$555,916,629	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$6,609	$—

Futures Contracts(a)	651,452	—	—

Options Purchased	1,032,000	—	—

Total	$1,683,452	$6,609	$—

a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BALANCED STRATEGY PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(374,781)	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$68,342,826	$—	$—

Equity	375,941,235	—	—

Exchange Traded Funds	279,851,136	—	—

Fixed Income	146,701,381	—	—

Investment Companies	33,271,131	—	—

Total	$904,107,709	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$5	$—

Futures Contracts(a)	835,123	—	—

Options Purchased	1,692,312	—	—

Total	$2,527,435	$5	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(645,860)	$—

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$35,149,939	$—	$—

Equity	410,944,078	—	—

Exchange Traded Funds	241,056,275	—	—

Fixed Income	48,159,559	—	—

Investment Companies	23,241,499	—	—

Total	$758,551,350	$—	$—

a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,864	$—

Futures Contracts(a)	618,024	—	—

Options Purchased	1,585,550	—	—

Total	$2,203,574	$1,864	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(512,748)	$—

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$96,278,707	$—	$—

Exchange Traded Funds	7,687,553	—	—

Fixed Income	69,347,138	—	—

Total	$173,313,398	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balance Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$1,048,861	(a)	—	$—
Equity	Variation margin on futures contracts	634,591	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,609		Payable for unrealized loss on forward foreign currency exchange contracts	(374,781)
Total		$1,690,061			$(374,781)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$1,726,554	(a)	—	$—
Equity	Variation margin on futures contracts	800,881	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5		Payable for unrealized loss on forward foreign currency exchange contracts	(645,860)
Total		$2,527,440			$(645,860)

Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$1,611,104	(a)	—	$—
Equity	Variation margin on futures contracts	592,470	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,864		Payable for unrealized loss on forward foreign currency exchange contracts	(512,748)
Total		$2,205,438			$(512,748)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain from futures contracts and purchased options /Net change in unrealized gain (loss) on futures contracts and purchased options	$4,697,618	$856,813	142
Equity	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	2,405,378	629,063	140
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	(1,001,271)	(200,157)	15
Total		$6,101,725	$1,285,719	297

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	$9,547,190	$1,489,994	233
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain on futures contracts and purchased options	2,029,398	805,763	189
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	(1,422,299)	(451,355)	15
Total		$10,154,289	$1,844,402	437

Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	$9,712,669	$1,385,004	161
Equity	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	809,281	752,528	140
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	(1,030,896)	(372,817)	18
Total		$9,491,054	$1,764,715	319

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS(continued)

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$7,216	$185
Growth and Income Strategy	16,904	693
Growth Strategy	16,445	766
Satellite Strategies	2,453	2

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolios, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS(continued)

into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$455	$359,844	$360,299
Growth and Income Strategy	925	394,124	395,049
Growth Strategy	1,421	438,819	440,240
Satellite Strategies	207	366,026	366,233

G.  Line of Credit Facility — As of December 31, 2020, the Portfolios participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Portfolios did not have any borrowings under the facility. Prior to April 28, 2020 the facility was $580,000,000.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds For the fiscal year ended December 31, 2020 (in thousands):

Balanced Strategy Portfolio
	Market Value as of 12/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distribution
Goldman Sachs Access Investment Grade Corporate Bond ETF	$50,418	$3,507	$(2,991)	$44	$3,527	$54,505	969	$1,454	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	51,159	2,991	(7,673)	1,108	7,593	55,178	729	826	—
Goldman Sachs Alternative Premia Fund — Class R6	6,449	5,454	—	—	(1,538)	10,365	1,502	754	—
Goldman Sachs Dynamic Global Equity Fund — Class R6	79,876	9,376	(6,500)	132	8,577	91,461	4,228	1,076	1,300
Goldman Sachs Emerging Markets Debt Fund — Class R6	10,267	8,823	(2,501)	(361)	741	16,969	1,322	323	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	18,214	8,274	(6,000)	(678)	4,325	24,135	2,065	274	—
Goldman Sachs Core Fixed Income Fund — Class R6	—	17,698	—	—	(260)	17,438	1,543	72	376
Goldman Sachs Global Income Fund — Class R6	161,164	19,374	(43,000)	198	6,352	144,088	10,908	4,079	3,591

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS(continued)

Balanced Strategy Portfolio (continued)
	Market Value as of 12/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distribution
Goldman Sachs Financial Square Government Fund — Institutional Shares	$22,109	$120,238	$(114,485)	$—	$—	$27,862	27,862	$79	$—
Goldman Sachs Global Infrastructure Fund — Class R6	9,672	182	—	—	(535)	9,319	792	182	—
Goldman Sachs Global Real Estate Securities Fund — Class R6	9,824	134	(3,400)	(389)	(632)	5,537	541	122	12
Goldman Sachs High Yield Floating Rate Fund — Class R6	6,710	3,668	(3,500)	(706)	(28)	6,144	662	167	—
Goldman Sachs High Yield Fund — Class R6	5,214	286	—	—	6	5,506	848	287	—
Goldman Sachs International Equity Insights Fund — Class R6	22,344	8,985	(6,000)	(558)	1,615	26,386	1,920	485	—
Goldman Sachs International Small Cap Insights Fund — Class R6	7,210	4,845	—	—	769	12,824	1,012	232	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	5,401	2,133	(2,050)	(490)	78	5,072	837	82	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	14,953	189	—	—	867	16,009	1,533	—	190
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	23,900	3,300	—	—	(81)	27,119	2,807	1,300	—

	$504,884	$219,457	$(198,100)	$(1,700)	$31,376	$555,917		$11,794	$5,469

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distribution
Goldman Sachs Access Investment Grade Corporate Bond ETF	$59,562	$30,325	$(5,484)	$400	$3,837	$88,640	1,576	$1,717	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	188,369	8,389	(32,092)	1,624	24,921	191,211	2,526	2,736	—
Goldman Sachs Alternative Premia Fund — Class R6	9,355	620	—	—	(1,453)	8,522	1,235	620	—
Goldman Sachs Dynamic Global Equity Fund — Class R6	198,259	4,984	(31,000)	3,137	16,510	191,890	8,871	2,257	2,727
Goldman Sachs Emerging Markets Debt Fund — Class R6	25,592	13,856	(7,521)	(1,687)	1,715	31,955	2,489	584	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	45,726	11,106	(12,000)	(1,842)	10,324	53,314	4,561	606	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)

Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distribution
Goldman Sachs Financial Square Government Fund — Institutional Shares	$30,553	$184,278	$(181,560)	$—	$—	$33,271	33,271	$114	$—
Goldman Sachs Global Income Fund — Class R6	119,331	4,933	(43,000)	1,416	3,638	86,318	6,534	2,715	2,217
Goldman Sachs Global Infrastructure Fund — Class R6	19,745	312	(3,150)	399	(1,356)	15,950	1,355	312	—
Goldman Sachs Global Real Estate Securities Fund — Class R6	17,809	240	(7,200)	(738)	(1,192)	8,919	872	221	19
Goldman Sachs High Yield Floating Rate Fund — Class R6	8,775	4,764	(4,000)	(553)	(23)	8,963	966	264	—
Goldman Sachs High Yield Fund — Class R6	9,086	500	—	—	9	9,595	1,479	500	—
Goldman Sachs International Equity Insights Fund — Class R6	76,623	11,508	(11,000)	(662)	5,571	82,040	5,971	1,508	—
Goldman Sachs International Small Cap Insights Fund — Class R6	12,648	9,722	—	—	1,458	23,828	1,881	432	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	9,830	4,255	(3,592)	(858)	236	9,871	1,629	161	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	21,627	274	—	—	1,254	23,155	2,218	—	274
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	34,874	1,758	—	—	34	36,666	3,796	1,757	—

Total	$887,764	$291,824	$(341,599)	$636	$65,483	$904,108		$16,504	$5,237

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distributions
Goldman Sachs Access Investment Grade Corporate Bond ETF	$27,434	$—	$(19,248)	$1,864	$(428)	$9,622	171	$593	$—
Goldman Sachs Alternative Premia Fund	5,921	—	(5,646)	(2,327)	2,052	—	—	—	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	214,449	—	(16,989)	2,229	31,745	231,434	3,058	3,245	—

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS(continued)

Growth Strategy Portfolio (continued)

Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distributions
Goldman Sachs Dynamic Global Equity Fund — Class R6	$194,169	$5,233	$(15,500)	$(610)	$18,166	$201,458	9,314	$2,370	$2,862
Goldman Sachs Emerging Markets Debt Fund — Class R6	21,891	15,525	(6,272)	(1,309)	1,759	31,594	2,461	544	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	50,835	9,709	(7,000)	(1,172)	10,036	62,408	5,339	709	—
Goldman Sachs Financial Square Government Fund — Institutional Shares	13,201	108,614	(98,574)	—	—	23,241	23,241	60	—
Goldman Sachs Global Infrastructure Fund — Class R6	15,867	299	—	—	(878)	15,288	1,299	298	—
Goldman Sachs Global Real Estate Securities Fund — Class R6	15,370	207	(6,400)	(555)	(1,125)	7,497	733	190	17
Goldman Sachs High Yield Fund — Class R6	7,310	402	—	—	8	7,720	1,189	402	—
Goldman Sachs International Equity Insights Fund — Class R6	84,057	4,694	(2,000)	(110)	5,469	92,110	6,704	1,693	—
Goldman Sachs International Small Cap Insights Fund — Class R6	13,597	16,542	—	—	2,044	32,183	2,540	582	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	8,515	225	—	—	106	8,846	1,460	225	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	12,284	157	—	—	712	13,153	1,260	—	156
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	20,922	1,054	—	—	21	21,997	2,277	1,054	—

Total	$705,822	$162,661	$(177,629)	$(1,990)	$69,687	$758,551		$11,965	$3,035

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distribution
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$14,700	$—	$(7,537)	$614	$(89)	$7,688	$201	$158	$—
Goldman Sachs Emerging Markets Debt Fund — Class R6	57,115	2,078	(30,755)	(593)	1,217	29,062	2,263	873	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS(continued)

Satellite Strategies Portfolio (continued)

Underlying Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distribution
Goldman Sachs Emerging Markets Equity Fund — Class R6	$15,145	$37	$(7,245)	$3,384	$(810)	$10,511	$347	$37	$—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	23,526	83	(16,100)	2,421	(2,549)	7,381	631	84	—
Goldman Sachs Financial Square Government Fund — Institutional Shares	—	18,586	(18,586)	—	—	—	—	1	—
Goldman Sachs Global Infrastructure Fund — Class R6	45,893	3,040	(20,633)	1,925	(4,312)	25,913	2,202	541	—
Goldman Sachs Global Real Estate Securities Fund — Class R6	57,601	544	(23,115)	479	(4,279)	31,230	3,053	475	68
Goldman Sachs High Yield Floating Rate Fund — Class R6	20,271	516	(10,055)	(293)	72	10,511	1,133	516	—
Goldman Sachs High Yield Fund — Class R6	37,991	2,209	(18,632)	43	(1,153)	20,458	3,152	1,309	—
Goldman Sachs International Small Cap Insights Fund — Class R6	36,138	359	(16,950)	5,044	(4,900)	19,691	1,554	357	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	17,510	389	(8,282)	(517)	215	9,315	1,537	257	—
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	3,650	182	(1,432)	(208)	(639)	1,553	84	—	—

Total	$329,540	$28,023	$(179,322)	$12,299	$(17,227)	$173,313		$4,608	$68

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were:

Portfolio	Purchases	Sales
Balanced Strategy	$99,351,307	$90,195,183
Growth and Income Strategy	107,552,824	174,019,132
Growth Strategy	54,130,876	92,604,450
Satellite Strategy	9,436,980	159,946,184

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Notes to Financial Statements (continued)

December 31, 2020

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended December 31, 2020 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$11,834,746	$18,028,476	$12,985,654	$4,037,967
Net long-term capital gains	—	12,123,945	11,146,586	—
Total taxable distributions	$11,834,746	$30,152,421	$24,132,240	$4,037,967

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$12,190,966	$19,460,868	$14,800,341	$12,587,137
Net long-term capital gains	—	—	12,251,754	—
Total taxable distributions	$12,190,966	$19,460,868	$27,052,095	$12,587,137

As of December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$1,526,945	$2,727,687	$2,221,336	$110,856
Undistributed long-term capital gains	4,947,486	8,101,031	5,583,943	—
Total undistributed earnings	$6,474,431	$10,828,718	$7,805,279	$110,856
Capital loss carryforwards(1)
Perpetual Long-Term	$—	$—	$—	$(27,526,340)
Perpetual Short-Term	—	—	—	(598,576)
Total capital loss carryforwards	$—	$—	$—	$(28,124,916)
Timing differences (Qualified Late Year Loss Deferral and Straddle Loss Deferral)	$(903,749)	$(1,526,925)	$(1,177,465)	$—
Unrealized gains (losses) — net	47,565,441	116,799,415	129,573,901	27,124,078
Total accumulated earnings (losses) net	$53,136,123	$126,101,208	$136,201,715	$(889,982)

(1)	The Balanced Strategy Portfolio utilized $4,067,367 of capital losses.

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$509,670,587	$789,192,379	$630,672,366	$146,189,320
Gross unrealized gain	51,308,279	123,188,725	130,101,292	28,622,298
Gross unrealized loss	(3,742,838)	(6,389,310)	(527,391)	(1,498,220)
Net unrealized gains (losses)	$47,565,441	$116,799,415	$129,573,901	$27,124,078

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7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, options contracts, and foreign currency contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other Portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large

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Notes to Financial Statements (continued)

December 31, 2020

8. OTHER RISKS (continued)

amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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10. OTHER’ MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Asset and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	806,106	$9,371,853	720,412	$8,084,539
Reinvestment of distributions	161,208	1,956,189	188,113	2,156,891
Shares redeemed	(1,388,358)	(16,050,087)	(2,067,475)	(23,126,509)
	(421,044)	(4,722,045)	(1,158,950)	(12,885,079)
Class C Shares
Shares sold	152,765	1,760,807	291,999	3,239,647
Reinvestment of distributions	8,805	109,881	12,553	145,118
Shares redeemed	(346,972)	(4,036,182)	(601,976)	(6,736,873)
	(185,402)	(2,165,494)	(297,424)	(3,352,108)
Institutional Shares
Shares sold	9,619,191	115,945,581	11,770,112	132,793,162
Reinvestment of distributions	692,210	8,350,848	728,452	8,337,980
Shares redeemed	(9,699,923)	(114,183,314)	(10,627,432)	(119,595,453)
	611,478	10,113,115	1,871,132	21,535,689
Service Shares
Shares sold	209	2,470	2,484	28,072
Reinvestment of distributions	—	—	78	877
Shares redeemed	(12,403)	(151,463)	(21,311)	(247,236)
	(12,194)	(148,993)	(18,749)	(218,287)
Investor Shares
Shares sold	373,809	4,570,701	124,771	1,376,411
Reinvestment of distributions	10,916	133,619	7,468	85,266
Shares redeemed	(96,997)	(1,089,565)	(101,853)	(1,128,425)
	287,728	3,614,755	30,386	333,252
Class R6 Shares
Shares sold	10,357	121,259	20,708	232,723
Reinvestment of distributions	853	10,015	1,533	17,498
Shares redeemed	(48,256)	(581,682)	(94,095)	(1,064,834)
	(37,046)	(450,408)	(71,854)	(814,613)
Class R Shares
Shares sold	108,195	1,269,012	143,196	1,618,112
Reinvestment of distributions	13,214	159,999	16,532	189,329
Shares redeemed	(254,775)	(3,003,397)	(97,257)	(1,079,005)
	(133,366)	(1,574,386)	62,471	728,436
Class P Shares
Shares sold	424,684	4,981,602	428,129	4,796,352
Reinvestment of distributions	76,524	922,139	92,975	1,064,548
Shares redeemed	(831,434)	(9,255,219)	(1,077,395)	(11,920,962)
	(330,226)	(3,351,478)	(556,291)	(6,060,062)

NET DECREASE	(220,072)	1,315,066	(139,279)	(732,772)

86

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,001,133	$14,063,210	1,367,510	$18,597,841
Reinvestment of distributions	568,375	8,516,207	369,519	5,184,092
Shares redeemed	(2,729,843)	(38,118,863)	(3,875,566)	(52,374,920)
	(1,160,335)	(15,539,446)	(2,138,537)	(28,592,987)
Class C Shares
Shares sold	88,895	1,236,549	107,114	1,401,165
Reinvestment of distributions	23,505	349,075	17,463	241,288
Shares redeemed	(592,480)	(8,007,231)	(1,016,333)	(13,419,730)
	(480,080)	(6,421,607)	(891,756)	(11,777,277)
Institutional Shares
Shares sold	5,182,916	76,541,111	5,845,803	80,012,769
Reinvestment of distributions	816,050	12,170,985	596,185	8,355,297
Shares redeemed	(8,571,487)	(120,264,037)	(9,747,842)	(131,722,848)
	(2,572,521)	(31,551,941)	(3,305,854)	(43,354,782)
Service Shares
Shares sold	4,849	69,559	24,032	321,649
Reinvestment of distributions	875	13,109	632	8,811
Shares redeemed	(38,494)	(554,592)	(46,787)	(628,661)
	(32,770)	(471,924)	(22,123)	(298,201)
Investor Shares
Shares sold	64,633	909,258	84,749	1,148,945
Reinvestment of distributions	17,938	265,906	12,001	167,174
Shares redeemed	(104,836)	(1,448,110)	(160,130)	(2,145,873)
	(22,265)	(272,946)	(63,380)	(829,754)
Class R6 Shares
Shares sold	28,686	413,366	85,321	1,165,880
Reinvestment of distributions	1,615	23,957	2,000	27,662
Shares redeemed	(169,079)	(2,390,358)	(161,921)	(2,268,818)
	(138,778)	(1,953,035)	(74,600)	(1,075,276)
Class R Shares
Shares sold	50,504	698,780	46,601	626,164
Reinvestment of distributions	10,189	152,171	5,831	81,506
Shares redeemed	(70,861)	(969,139)	(49,112)	(663,201)
	(10,168)	(118,188)	3,320	44,469
Class P Shares
Shares sold	1,164,270	16,936,910	1,425,194	19,527,520
Reinvestment of distributions	524,524	7,826,935	343,656	4,818,065
Shares redeemed	(1,844,068)	(26,151,627)	(1,949,585)	(26,121,468)
	(155,274)	(1,387,782)	(180,735)	(1,775,883)

NET DECREASE	(4,572,191)	(57,716,869)	(6,673,665)	(87,659,691)

87

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	952,811	$14,899,877	1,339,118	$20,739,326
Reinvestment of distributions	562,692	9,975,598	699,217	11,263,551
Shares redeemed	(2,659,217)	(41,661,077)	(3,587,777)	(55,281,237)
	(1,143,714)	(16,785,602)	(1,549,442)	(23,278,360)
Class C Shares
Shares sold	115,961	1,857,819	150,548	2,369,068
Reinvestment of distributions	27,434	492,028	44,950	733,288
Shares redeemed	(688,823)	(10,860,045)	(1,002,930)	(15,686,944)
	(545,428)	(8,510,198)	(807,432)	(12,584,588)
Institutional Shares
Shares sold	3,336,916	56,246,806	4,018,348	61,424,101
Reinvestment of distributions	288,202	5,118,577	366,171	5,901,749
Shares redeemed	(3,273,219)	(52,266,823)	(13,339,123)	(205,096,568)
	351,899	9,098,560	(8,954,604)	(137,770,718)
Service Shares
Shares sold	15,123	236,070	10,952	172,500
Reinvestment of distributions	882	15,576	1,026	16,465
Shares redeemed	(37,528)	(619,839)	(36,002)	(543,627)
	(21,523)	(368,193)	(24,024)	(354,662)
Investor Shares
Shares sold	93,099	1,429,337	137,054	2,090,719
Reinvestment of distributions	13,445	234,991	17,612	279,751
Shares redeemed	(160,653)	(2,517,024)	(181,285)	(2,758,238)
	(54,109)	(852,696)	(26,619)	(387,768)
Class R6 Shares
Shares sold	256,374	3,405,418	145,096	2,240,148
Reinvestment of distributions	9,131	162,156	13,012	209,737
Shares redeemed	(352,598)	(5,980,284)	(172,108)	(2,718,584)
	(87,093)	(2,412,710)	(14,000)	(268,699)
Class R Shares
Shares sold	71,249	1,119,560	51,432	771,207
Reinvestment of distributions	10,567	181,648	13,862	216,889
Shares redeemed	(122,574)	(1,872,096)	(68,026)	(1,028,290)
	(40,758)	(570,888)	(2,732)	(40,194)
Class P Shares
Shares sold	1,225,584	19,950,156	1,251,604	19,410,449
Reinvestment of distributions	394,137	7,003,021	450,679	7,266,420
Shares redeemed	(1,357,109)	(20,758,491)	(1,186,413)	(18,248,306)
	262,612	6,194,686	515,870	8,428,563

NET DECREASE	(1,278,114)	(14,207,041)	(10,862,983)	(166,256,426)

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,145,188	$8,749,162	1,507,125	$12,328,395
Reinvestment of distributions	102,102	753,943	173,175	1,436,743
Shares redeemed	(1,394,131)	(10,704,125)	(1,464,894)	(11,965,708)
	(146,841)	(1,201,020)	215,406	1,799,430
Class C Shares
Shares sold	18,345	139,519	74,124	578,919
Reinvestment of distributions	12,367	88,754	45,797	377,904
Shares redeemed	(1,283,127)	(9,821,116)	(2,010,704)	(16,335,390)
	(1,252,415)	(9,592,843)	(1,890,783)	(15,378,567)
Institutional Shares
Shares sold	1,571,612	12,311,549	3,194,532	25,909,208
Reinvestment of distributions	307,906	2,265,956	789,925	6,524,160
Shares redeemed	(13,388,305)	(106,106,332)	(16,333,971)	(132,664,304)
	(11,508,787)	(91,528,827)	(12,349,514)	(100,230,936)
Service Shares
Shares sold	484	3,780	1,322	10,699
Reinvestment of distributions	293	2,112	671	5,560
Shares redeemed	(16,356)	(128,273)	(4,426)	(35,455)
	(15,579)	(122,381)	(2,433)	(19,196)
Investor Shares
Shares sold	378,548	2,930,215	755,285	6,188,404
Reinvestment of distributions	55,617	410,262	99,874	824,444
Shares redeemed	(923,864)	(6,801,591)	(1,934,326)	(15,679,254)
	(489,699)	(3,461,114)	(1,079,167)	(8,666,406)
Class R6 Shares
Shares sold	61,994	475,643	785,761	6,271,224
Reinvestment of distributions	7,453	54,297	158,070	1,307,247
Shares redeemed	(5,421,875)	(45,667,982)	(1,477,935)	(12,059,957)
	(5,352,428)	(45,138,042)	(534,104)	(4,481,486)
Class R Shares
Shares sold	13,336	96,817	16,321	131,889
Reinvestment of distributions	1,423	10,468	3,467	28,645
Shares redeemed	(65,276)	(527,686)	(150,500)	(1,166,319)
	(50,517)	(420,401)	(130,712)	(1,005,785)
Class P Shares
Shares sold	41,176	315,000	48,431	400,235
Reinvestment of distributions	10,376	77,222	15,719	130,251
Shares redeemed	(54,624)	(448,609)	(16,903)	(140,037)
	(3,072)	(56,387)	47,247	390,449

NET DECREASE	(18,819,338)	(151,521,015)	(15,724,060)	(127,592,497)

89

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio (four of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of the Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

91

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20**	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20**	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20**	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20**
Class A
Actual	$1,000.00	$1,109.80		$3.02	$1,000.00	$1,153.00		$3.08	$1,000.00	$1,195.50		$3.15	$1,000.00	$1,145.90		$2.97
Hypothetical 5% return	1,000.00	1,022.27	+	2.90	1,000.00	1,022.27	+	2.90	1,000.00	1,022.27	+	2.90	1,000.00	1,022.27	+	2.80
Class C
Actual	1,000.00	1,106.00		6.99	1,000.00	1,148.30		7.13	1,000.00	1,190.50		7.27	1,000.00	1,141.10		7.00
Hypothetical 5% return	1,000.00	1,018.50	+	6.70	1,000.00	1,018.50	+	6.70	1,000.00	1,018.50	+	6.70	1,000.00	1,018.60	+	6.60
Institutional
Actual	1,000.00	1,111.10		1.01	1,000.00	1,155.50		1.03	1,000.00	1,196.60		1.05	1,000.00	1,148.50		0.92
Hypothetical 5% return	1,000.00	1,024.18	+	0.97	1,000.00	1,024.18	+	0.97	1,000.00	1,024.18	+	0.97	1,000.00	1,024.28	+	0.87
Service
Actual	1,000.00	1,108.50		3.66	1,000.00	1,152.60		3.73	1,000.00	1,194.10		3.81	1,000.00	1,145.80		3.61
Hypothetical 5% return	1,000.00	1,021.67	+	3.51	1,000.00	1,021.67	+	3.51	1,000.00	1,021.67	+	3.51	1,000.00	1,021.67	+	3.40
Investor
Actual	1,000.00	1,111.10		1.70	1,000.00	1,154.50		1.73	1,000.00	1,196.20		1.77	1,000.00	1,146.40		1.62
Hypothetical 5% return	1,000.00	1,023.53	+	1.63	1,000.00	1,023.53	+	1.63	1,000.00	1,023.53	+	1.63	1,000.00	1,023.63	+	1.53
Class R6
Actual	1,000.00	1,111.20		0.96	1,000.00	1,154.80		0.97	1,000.00	1,197.20		0.99	1,000.00	1,148.20		0.86
Hypothetical 5% return	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.33	+	0.81
Class R
Actual	1,000.00	1,107.90		4.34	1,000.00	1,152.10		4.44	1,000.00	1,193.40		4.52	1,000.00	1,143.30		4.31
Hypothetical 5% return	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.06
Class P
Actual	1,000.00	1,112.00		0.96	1,000.00	1,154.80		0.97	1,000.00	1,197.40		0.99	1,000.00	1,148.40		0.86
Hypothetical 5% return	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.81

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Portfolio	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	0.57%	1.32%	0.19%	0.69%	0.32%	0.18%	0.82%	0.18%
Growth and Income Strategy	0.57	1.32	0.19	0.69	0.32	0.18	0.82	0.18
Growth Strategy	0.57	1.32	0.19	0.69	0.32	0.18	0.82	0.18
Satellite Strategies	0.55	1.30	0.17	0.67	0.30	0.16	0.80	0.16

92

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

93

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios — Tax Information (unaudited)

For the year ended December 31, 2020, 11.39%, 20.00%, 32.25% and 7.51% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2020 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0428, $0.0754, $0.1174, and $0.0309 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 13.43%, 20.30%, 29.66%, and 13.35%, respectively. The total amount of taxes paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0053, $0.0093, $0.0146, and $0.0050 per share, respectively.

For the year ended December 31, 2020, 24.72%, 41.10%, 63.45%, and 29.15% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income Strategy and Growth Strategy Portfolios designate $12,123,945 and $11,146,586 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2020.

During the year ended December 31, 2020, the Growth and Income Strategy and Growth Strategy Portfolios designate $2,903,802 and $2,985,474 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230836-OTU-1355836 FFAR-21

Goldman Sachs Funds

Annual Report	December 31, 2020

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.97%, -4.78%, -3.63%, -3.80%, -3.64%, -4.24% and -3.72%, respectively. These returns compare to the -6.96% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	Global infrastructure securities produced negative returns during the Reporting Period, with investor sentiment influenced most by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

During the first quarter of 2020, global infrastructure securities, as measured by the Index, fell 20.94%. The global equity market suffered steep declines beginning in late February, as the emergence of COVID-19 and the start of a crude oil price war between Russia and Saudi Arabia forced many investors to reassess their risk tolerance. The market regained some of the ground it had lost toward the end of March after the passage of a $2 trillion U.S. fiscal stimulus package aimed at providing aid to corporations, small businesses and individuals. Also, during March, in an effort to mitigate the economic fallout from COVID-19, the U.S. Federal Reserve (the “Fed”) announced a 100 basis points emergency rate cut, bringing short-term interest rates to a range between 0% and 0.25%, and a more than $700 billion quantitative easing program. (A basis point is 1/100th of a percentage point.) The U.S. government allocated $7.8 billion for emergency spending to help regulate the cost to the public of COVID-19 vaccinations as well as other measures to combat the spread of the pandemic. In Europe, the European Central Bank (“ECB”) held its policy interest rates steady and unveiled a package of monetary measures aimed at supporting key parts of the Euro area economy hurt by the COVID-19 outbreak.

During the second calendar quarter, global infrastructure securities advanced 11.55%. Equity markets across the world gained on optimism about a global economic recovery, as government-mandated lockdown measures began to ease, but faced some headwinds from weak macroeconomic data, fear of a second wave of COVID-19 and a bleak U.S. economic outlook from the Fed. Investors largely looked past first calendar quarter corporate earnings, focusing instead on outlooks for upcoming quarters amid the spreading pandemic. U.S. equities appreciated despite a surge in COVID-19 cases in regional pockets of the country, which caused local governments to pause reopening plans and revisit previous lockdown measures. Economic optimism around stabilizing manufacturing data, better than consensus expected unemployment figures and early signs of recovery in cyclical industries led U.S. stocks higher early in June. However, they pulled back somewhat toward the end of the month on the back of rising COVID-19 cases and renewed lockdowns in some states as well as on investor concerns around trade restrictions with both China and Europe. The European equity markets were supported by a larger than consensus expected stimulus boost from the ECB’s Pandemic Emergency Purchase Programme (“PEPP”) and the European Union’s proposed €750 billion COVID-19 recovery plan. Early in June, the ECB increased its PEPP by €600 billion to €1.35 trillion and extended purchases through June 2021. The decision was motivated by the substantial downgrade in inflation expectations, with ECB President

1

PORTFOLIO RESULTS

Christine Lagarde calling for accommodative financial conditions. The ECB said it would also begin offering euro liquidity to non-Euro area central banks in response to the COVID-19 crisis.

In the third quarter of 2020, global infrastructure securities declined 1.67%. In the global equity markets, investors focused on the pace of economic reopening. At first, there was concern that rushed reopening would bring a new wave of COVID-19 infections, which might lead to renewed economic shutdowns. However, while positive COVID-19 tests increased during the summer, hospitalizations and the number of patients on ventilators remained well below prior peak levels. This reality, combined with growing optimism about the eventual approval of a COVID-19 vaccine, acted as a tailwind for global equities. Toward the end of the third calendar quarter, investors increasingly focused on unsuccessful partisan negotiations in the U.S. about additional fiscal support for the U.S. economy and on the then-upcoming U.S. Presidential and Congressional elections in November.

Global infrastructure securities generated a positive return of 7.27% during the fourth quarter of 2020. The quarter began on a choppy note, with many global equity indices recording gains amid bouts of volatility. Performance benefited from investors’ hopes for an economic recovery despite near-term setbacks. However, toward the end of October, global equities retreated against a backdrop of increasing numbers of COVID-19 cases around the world and heightened political uncertainty surrounding the then-upcoming U.S. elections and Brexit. (Brexit refers to the U.K.’s exit from the European Union.) During November, global equity markets rebounded, with cyclical and value-oriented stocks outperforming growth-oriented stocks during the month. The announcement of promising data from three COVID-19 vaccine developers further boosted investor sentiment and the prospects of a global economic recovery. However, while positive COVID-19 vaccine news buoyed market sentiment, rising COVID-19 cases and renewed activity restrictions raised concerns about the global economic outlook. Uncertainties about additional policy stimulus in the U.S., the future of the Fed’s emergency credit and liquidity programs, and the European Union’s recovery fund also weighed on the outlook.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, posted an average annual total return of -6.96%. In terms of absolute return, Canada and France were the worst performing markets in the Index, while Spain and Italy were the best performers. Among market sectors, energy infrastructure, transportation infrastructure and utilities recorded negative absolute returns. Communications infrastructure generated a positive absolute return during the Reporting Period.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its overweight relative to the Index in the communications infrastructure sector. In addition, modest underweights in the utilities and energy infrastructure sectors added to relative returns. Given the volatility in the Index during the Reporting Period, the Fund was also helped by its small cash position. Conversely, the Fund’s underweight in the transportation infrastructure sector detracted from relative performance.

As for security selection, the Fund’s investments in the utilities sector contributed most positively. Security selection in the communications infrastructure, energy infrastructure and transportation infrastructure sectors further bolstered relative returns.

Among countries, stock selection in the U.S. added significantly to the Fund’s relative performance. In addition, exposure to Denmark, which is not represented in the Index, was advantageous. Conversely, the Fund was hurt by its underweight positions in the U.S., Japan and Spain during the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	Orsted, Infrastrutture Wireless Italiane and Equinix were leading positive contributors to the Fund’s relative returns during the Reporting Period.

Orsted, a provider of renewable energy solutions, was the top contributor to the Fund’s relative performance during the Reporting Period. The company is considered the global leader in offshore wind power, a market expected by many analysts to grow at a double-digit compound annual growth rate — a perception we think helped drive the security’s gains during the Reporting Period. At the end of the Reporting Period, we believed Orsted was likely to benefit from rising demand for renewable energy and the increasing need to decarbonize the energy supply mix globally, trends

[1]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Index.

2

PORTFOLIO RESULTS

that should be unaffected by the macroeconomic uncertainties caused by the global pandemic, in our view.

Infrastrutture Wireless Italiane S.p.A., an electronic communication infrastructure services company, also added to the Fund’s relative returns during the Reporting Period. As risk assets sold off in response to the economic disruption caused by physical distancing measures, the company’s resilient revenue stream, which is based on long-term contracts with telecommunications companies, helped it outperform both the global equity and global infrastructure markets during the Reporting Period.

Another notable contributor to the Fund’s relative performance was Equinix, a global data center and co-location provider within the communication infrastructure industry. In our opinion, data center companies stand to benefit most from the increasing need for data support, which has been driven by social distancing measures. At the end of the Reporting Period, we continued to favor Equinix, as we believed it was well positioned in the near term because of its higher exposure to cross-connect installations, which are seeing material growth as tenants increase bandwidth. (A cross-connect is a connection between facilities that is provided as separate units by a datacenter.) Equinix shares were trading at the end of the Reporting Period at multiples that were generally in line with peers despite having higher organic growth. In our view, this was the result of the company’s smaller, more diverse tenant base relative to its peers and extremely hard-to-replicate assets, paired with a higher return business model that has fewer risks associated with volatility in large scale leasing and lower risk from new competition.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative performance during the Reporting Period were SBA Communications, ENAV and Enterprise Product Partners.

The Fund was hurt most by its underweight versus the Index in SBA Communications (SBAC), a provider and operator of wireless communications infrastructure. Shares of SBAC outperformed during the COVID-19-related economic downturn near the beginning of the Reporting Period. The underweight also meant the Fund did not fully participate when SBAC posted gains late in the Reporting Period amid the rally in value-oriented stocks and as global infrastructure securities advanced on favorable COVID-19 vaccine news. At the end of the Reporting Period, the Fund remained underweight SBAC, but we maintained a position in the stock, as we had a favorable view of the company overall. SBAC could benefit from its investment in fifth-generation, or 5G, technology networks and from its tower revenue growth, which could accelerate into 2022, in our view.

An investment in ENAV, the principal provider of air traffic control over Italian airspace, detracted from the Fund’s relative returns during the Reporting Period. Its stock was pressured by investor concerns about aviation volumes, which had fallen dramatically as people avoided air travel and as border crossing restrictions were implemented in most parts of the world. In addition, ENAV was not able to benefit from a European regulation that protects the company specifically if its passenger volumes fluctuate beyond a narrow band. Because of the unprecedented impact of the COVID-19 pandemic on global air travel, the European Union proposed a relief measure that helped all airlines. We considered this a temporary measure, which should not affect the underlying value of ENAV’s regulated business, and we believed the business remained attractively valued at the end of the Reporting Period.

Enterprise Product Partners (EPD), a leading player in the North American midstream market, connects producers of natural gas, natural gas liquids and crude oil in major North American supply basins with U.S. and international consumers. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) EPD owns approximately 50,000 miles of pipelines, approximately 14 billion cubic feet of natural gas storage, and approximately 260 million barrels of storage for natural gas liquids, refined products and crude oil. The company’s share price suffered severe weakness during the Reporting Period as a result of the COVID-19 pandemic and the ensuing collapse in crude oil prices, with market expectations for the company’s operations and ultimately its earnings negatively affected. While we believed EPD’s operations would be hurt less by the COVID-19 pandemic than its share price decline suggested, we chose to exit the Fund’s position during the Reporting Period and redeploy the capital to the stocks of companies we believed were better able to withstand a prolonged global economic downturn.

3

PORTFOLIO RESULTS

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the Fund’s notable purchases during the Reporting Period was a position in WEC Energy Group, a regulated utility company operating in the states of Wisconsin, Minnesota and Michigan. The company has historically been considered a premium utility given its operational excellence, favorable regulatory constructs, and strong management and balance sheet. As such, it has almost always traded at a wide premium to its peers. During the Reporting Period, we decided to take advantage of a span of underperformance to invest in the stock at what we considered to be a relatively attractive valuation.

We established a Fund position in Guangdong Investment Limited (270-HK) (“Guangdong”), which operates a diverse portfolio of businesses involved in water supply, waste-water treatment, power generation, infrastructure (toll roads and property development) and property operations in China. Guangdong has a concession with the Guangdong provincial government to supply water to Hong Kong until 2030, providing the company with a source of relatively stable earnings and cash flow. In addition, we expect Guangdong’s water supply capacity in China to grow at a double-digit pace in the medium term, which should help drive earnings growth for the company’s water supply business segment, in our view. Guangdong was trading at a relatively attractive valuation during the Reporting Period because of investor uncertainties about the Hong Kong water tariff reset in 2021-2023 and its potential impact on the company’s dividend growth. We believed those risks were already factored into the stock price and a tariff announcement in October-November 2021 could remove an overhang from the stock and shift the market’s focus back to the company’s strong fundamentals. In our view, Guangdong offers an attractive long-term risk/reward profile with a high projected dividend growth rate in the next two years versus peers with flat dividend outlooks.

Along with the sale of Enterprise Product Partners, mentioned earlier, the Fund eliminated its investment in Ferrovial, a Spanish construction group, after a period of outperformance. While we like Ferrovial’s asset portfolio, we felt its stock price did not properly reflect the potential impacts of COVID-19, especially on the company’s airport and Canadian toll road businesses.

We exited the Fund’s position in Beijing Enterprises Water Group (371-HK) (“Beijing Enterprises”), a Hong Kong-based provider of various water and environmental protection services in China, Singapore, Malaysia and Portugal, following its earnings results for the first half of 2020. In our view, the company’s transition to an asset-light model and to positive free cash flow is likely to take much longer than anticipated. Its company management continues to focus on asset heavy investment projects in new areas despite Beijing Enterprises’ weak balance sheet and slow transition to an asset-light model in its core business. We believed the stock would continue to trade at a low valuation, as we expected Beijing Enterprises to generate negative free cash flow for the next four to five years while raising its already-high leverage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund’s overweight position compared to the Index in the communications infrastructure sector increased, mainly because we added investments in telecommunications towers. In energy infrastructure, the Fund remained rather neutral compared to the Index, as it added exposure to energy MLPs and to gas and diversified energy infrastructure companies. The Fund’s underweight in the transportation infrastructure sector increased slightly, largely because we reduced its investments in airports and toll roads. Within utilities, the Fund grew more underweight relative to the Index, as we reduced its holdings of electric utilities.

From a country perspective, compared to the Index, the Fund moved from a rather neutral position in the U.S. to an overweight position. It shifted from rather neutral positions in Canada, Spain and Hong Kong to underweight positions. In addition, at the beginning of the Reporting Period, the Fund had no exposure to Japan but became rather neutrally positioned compared to the Index as we added investments in

4

PORTFOLIO RESULTS

that country. In addition, the Fund’s cash position increased modestly during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the communications infrastructure sector. It was underweight the utilities and transportation infrastructure sectors. The Fund was rather neutrally positioned compared to the Index in the energy infrastructure sector. In geographic terms, the Fund was overweight relative to the Index in the U.S. and underweight in Canada, Spain and Hong Kong.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed low interest rates and modest economic growth would be an excellent backdrop for global infrastructure securities. In addition, despite challenging macroeconomic conditions, long-term fundamentals within various sectors of global infrastructure were healthy, in our view. Furthermore, the financing environment remained accommodative for global infrastructure companies, which is particularly important given the capital intensive nature of these businesses. We also believed the favorable financing markets could be supportive of valuations. Although the global macro environment remained uncertain and volatile at the end of the Reporting Period, we believed infrastructure companies continued to hold niche positions in the global economy, as many of them provide essential services that help economies run effectively. They have strong business models, in our opinion, that typically feature stable demand, high barriers to entry, and regulated or long dated, contract-based cash flows. The investment attributes of the asset class are generally viewed favorably by many investors, especially compared to fixed income. At the end of the Reporting Period, we believed accommodative monetary policies and varying fundamentals at the sub-sector level may present compelling alpha opportunities for active managers. Overall, we believed global infrastructure securities may provide investors with attractive yields and lower volatility relative to the broader equity market and, given their long-term growth potential, inflation hedging opportunities and interest rate resiliency when compared to bonds.

5

FUND BASICS

Global Infrastructure Fund

as of December 31, 2020

TOP 10 HOLDINGS AS OF 12/31/20[1]

Holding	% of Net Assets	Line of Business	Country

American Tower Corp.	9.0%	Equity Real Estate Investment Trusts	United States
Vinci SA	5.4	Construction & Engineering	France
Crown Castle International Corp.	5.2	Equity Real Estate Investment Trusts	United States
Enbridge, Inc.	5.1	Oil, Gas & Consumable Fuels	Canada
National Grid PLC	4.6	Multi-Utilities	United Kingdom
TC Energy Corp.	3.9	Oil, Gas & Consumable Fuels	Canada
Sempra Energy	3.9	Multi-Utilities	United States
SBA Communications Corp.	3.7	Equity Real Estate Investment Trusts	United States
Transurban Group	3.6	Transportation Infrastructure	Australia
Eversource Energy	3.4	Electric Utilities	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	-3.97%	5.83%
Including sales charges	-9.27%	4.52%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	-4.78%	5.04%
Including contingent deferred sales charges	-5.73%	5.04%

Institutional (Commenced June 27, 2016)	-3.63%	6.24%

Investor Class (Commenced June 27, 2016)	-3.80%	6.09%

Class R6 (Commenced June 27, 2016)	-3.64%	6.24%

Class R (Commenced June 27, 2016)	-4.24%	5.58%

Class P (Commenced April 17, 2018)	-3.72%	6.74%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Index Definitions

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 95.3%
Australia – 5.1%
272,323	APA Group (Gas Utilities)	$2,026,213
82,003	NEXTDC Ltd. (IT Services)*	773,813
615,656	Transurban Group (Transportation Infrastructure)	6,487,671

		9,287,697

Canada – 11.8%
286,785	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	9,171,983
53,076	Fortis, Inc. (Electric Utilities)	2,168,240
125,889	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	2,976,871
173,095	TC Energy Corp. (Oil, Gas & Consumable Fuels)	7,037,211

		21,354,305

China – 3.5%
10,344,000	China Tower Corp. Ltd., Class H (Diversified Telecommunication Services)(a)	1,522,030
92,400	ENN Energy Holdings Ltd. (Gas Utilities)	1,356,405
5,607	GDS Holdings Ltd. ADR (IT Services)*	525,039
562,000	Guangdong Investment Ltd. (Water Utilities)	1,013,111
686,000	Jiangsu Expressway Co. Ltd., Class H (Transportation Infrastructure)	767,290
1,262,000	Kunlun Energy Co. Ltd. (Gas Utilities)	1,093,756

		6,277,631

Denmark – 0.6%
5,160	Orsted A/S (Electric Utilities)(a)	1,055,763

France – 6.8%
6,558	Aeroports de Paris (Transportation Infrastructure)*	848,447
67,261	Veolia Environnement SA (Multi-Utilities)	1,658,467
97,792	Vinci SA (Construction & Engineering)	9,740,944

		12,247,858

Hong Kong – 0.8%
943,161	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,411,071

Italy – 5.4%
132,722	Atlantia SpA (Transportation Infrastructure)*	2,396,674
437,364	Enav SpA (Transportation Infrastructure)(a)	1,924,032
95,849	Enel SpA (Electric Utilities)	975,232
125,868	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	1,525,823
393,398	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,022,923

		9,844,684

Japan – 1.1%
82,800	Tokyo Gas Co. Ltd. (Gas Utilities)	1,916,422

Spain – 4.9%
19,101	Aena SME SA (Transportation Infrastructure)*(a)	3,320,675
91,581	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	5,499,678

		8,820,353

United Kingdom – 6.3%
3,431	Linde PLC (Chemicals)	904,103
700,116	National Grid PLC (Multi-Utilities)	8,273,586
69,543	Severn Trent PLC (Water Utilities)	2,171,000

		11,348,689

United States – 49.0%
29,199	AES Corp. (The) (Independent Power and Renewable Electricity Producers)	686,176
20,644	Ameren Corp. (Multi-Utilities)	1,611,470
72,489	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	16,270,881
37,043	American Water Works Co., Inc. (Water Utilities)	5,684,989
21,999	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs) (REITs))	821,223
37,418	Atmos Energy Corp. (Gas Utilities)	3,570,800
73,986	CenterPoint Energy, Inc. (Multi-Utilities)	1,601,057
76,690	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)*	4,603,701
34,088	CMS Energy Corp. (Multi-Utilities)	2,079,709
25,596	Consolidated Edison, Inc. (Multi-Utilities)	1,849,823
59,287	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	9,437,897
13,107	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	958,777
63,000	Edison International (Electric Utilities)	3,957,660
1,405	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	1,003,423
71,715	Eversource Energy (Electric Utilities)	6,204,065
214,702	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,934,976
28,279	Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	1,200,161
22,887	NextEra Energy, Inc. (Electric Utilities)	1,765,732
40,179	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	1,542,070
13,941	Public Service Enterprise Group, Inc. (Multi-Utilities)	812,760

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
23,628	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	$6,666,168
55,168	Sempra Energy (Multi-Utilities)	7,028,955
73,800	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	1,946,844
8,446	Waste Connections, Inc. (Commercial Services & Supplies)	866,306
8,561	WEC Energy Group, Inc. (Multi-Utilities)	787,869
132,555	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	2,657,728

		88,551,220

TOTAL COMMON STOCKS
(Cost $145,445,704)		$172,115,693

Shares		Dividend Rate	Value

Investment Company – 1.6%(b)
2,834,469	Goldman Sachs Financial Square Government Fund – Institutional Shares	0.026%	$2,834,469
(Cost $2,834,469)

TOTAL INVESTMENTS – 96.9%
(Cost $148,280,173)			$174,950,162

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%			5,649,080

NET ASSETS – 100.0%			$180,599,242

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $145,445,704)	$172,115,693
Investments in affiliated issuers, at value (cost $2,834,469)	2,834,469
Cash	636,773
Foreign currency, at value (cost $83,031)	83,302
Receivables:
Fund shares sold	4,640,000
Dividends	629,029
Foreign tax reclaims	67,402
Reimbursement from investment adviser	41,908
Other assets	38,343
Total assets	181,086,919

Liabilities:
Payables:
Fund shares redeemed	163,058
Management fees	133,509
Distribution and Service fees and Transfer Agency fees	5,492
Accrued expenses	185,618
Total liabilities	487,677

Net Assets:
Paid-in capital	159,960,032
Total distributable earnings	20,639,210
NET ASSETS	$180,599,242
Net Assets:
Class A	$356,873
Class C	868,402
Institutional	6,772,192
Investor	181,063
Class R6	160,303,900
Class R	31,939
Class P	12,084,873
Total Net Assets	$180,599,242
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	30,295
Class C	74,200
Institutional	573,992
Investor	15,368
Class R6	13,617,986
Class R	2,712
Class P	1,027,202
Net asset value, offering and redemption price per share:(a)
Class A	$11.78
Class C	11.70
Institutional	11.80
Investor	11.78
Class R6	11.77
Class R	11.78
Class P	11.76

(a)	Maximum public offering price per share for Class A Shares is $12.47. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $295,084)	$4,221,359

Dividends — affiliated issuers	9,524

Total investment income	4,230,883

Expenses:

Management fees	1,485,471

Professional fees	133,589

Registration fees	110,584

Custody, accounting and administrative services	64,443

Transfer Agency fees(a)	52,756

Printing and mailing costs	51,612

Trustee fees	21,178

Distribution and Service (12b-1) fees(a)	10,972

Service fees – Class C	3,211

Other	24,780

Total expenses	1,958,596

Less — expense reductions	(321,619)

Net expenses	1,636,977

NET INVESTMENT INCOME	2,593,906

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	985,714

Foreign currency transactions	17,810

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(12,047,807)

Foreign currency translations	2,581

Net realized and unrealized loss	(11,041,702)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,447,796)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$1,184	$9,633	$155	$787	$2,137	$1,517	$514	$46,126	$51	$1,624

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:
Net investment income	$2,593,906	$3,854,390
Net realized gain	1,003,524	4,781,394
Net change in unrealized gain (loss)	(12,045,226)	46,866,709

Net increase (decrease) in net assets resulting from operations	(8,447,796)	55,502,493

Distributions to shareholders:
From distributable earnings:
Class A Shares	(5,116)	(20,091)
Class C Shares	(7,652)	(27,010)
Institutional Shares	(90,063)	(20,186)
Investor Shares	(2,579)	(12,761)
Class R6 Shares	(2,440,099)	(3,816,226)
Class R Shares	(355)	(454)
Class P Shares	(111,437)	(63,205)
From return of capital:
Class A Shares	(1,185)	(2,714)
Class C Shares	(1,773)	(3,648)
Institutional Shares	(20,864)	(2,727)
Investor Shares	(597)	(1,724)
Class R6 Shares	(565,276)	(515,445)
Class R Shares	(82)	(61)
Class P Shares	(25,815)	(8,537)

Total distributions to shareholders	(3,272,893)	(4,494,789)

From share transactions:
Proceeds from sales of shares	38,721,064	20,968,802
Reinvestment of distributions	3,272,887	4,494,560
Cost of shares redeemed	(46,559,951)	(69,969,887)

Net decrease in net assets resulting from share transactions	(4,566,000)	(44,506,525)

TOTAL INCREASE (DECREASE)	(16,286,689)	6,501,179

Net assets:

Beginning of year	196,885,931	190,384,752

End of year	$180,599,242	$196,885,931

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.47	$9.68	$10.85	$9.89		$10.00

Net investment income(b)	0.14	0.18	0.19	0.22	(c)	0.06

Net realized and unrealized gain (loss)	(0.64)	2.83	(1.19)	0.99		0.01

Total from investment operations	(0.50)	3.01	(1.00)	1.21		0.07

Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.17)	(0.20)		(0.05)

Distributions to shareholders from net realized gains	—	—	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	(0.03)	(0.03)	—	—	(d)	(0.01)

Total distributions	(0.19)	(0.22)	(0.17)	(0.25)		(0.18)

Net asset value, end of period	$11.78	$12.47	$9.68	$10.85		$9.89

Total Return(e)	(3.97)%	31.22%	(9.31)%	12.29%		0.69%

Net assets, end of period (in 000’s)	$357	$782	$1,376	$40		$25

Ratio of net expenses to average net assets	1.34%	1.36%	1.38%	1.38%		1.40	%(f)

Ratio of total expenses to average net assets	1.56%	1.51%	1.51%	6.20%		15.63	%(f)

Ratio of net investment income to average net assets	1.17%	1.53%	1.83%	2.04	%(c)	1.19	%(f)

Portfolio turnover rate(g)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.41	$9.65	$10.84	$9.88		$10.00

Net investment income(b)	0.02	0.11	0.10	0.13	(c)	0.02

Net realized and unrealized gain (loss)	(0.62)	2.80	(1.17)	1.00		0.01

Total from investment operations	(0.60)	2.91	(1.07)	1.13		0.03

Distributions to shareholders from net investment income	(0.09)	(0.13)	(0.12)	(0.14)		(0.02)

Distributions to shareholders from net realized gains	—	—	—	(0.03)		(0.12)

Distributions to shareholders from return of capital	(0.02)	(0.02)	—	—	(d)	(0.01)

Total distributions	(0.11)	(0.15)	(0.12)	(0.17)		(0.15)

Net asset value, end of period	$11.70	$12.41	$9.65	$10.84		$9.88

Total Return(e)	(4.78)%	30.31%	(9.96)%	11.46%		0.30%

Net assets, end of period (in 000’s)	$868	$2,607	$1,383	$57		$51

Ratio of net expenses to average net assets	2.09%	2.11%	2.13%	2.14%		2.14	%(f)

Ratio of total expenses to average net assets	2.30%	2.26%	2.26%	7.06%		16.73	%(f)

Ratio of net investment income to average net assets	0.21%	1.01%	1.00%	1.24	%(c)	0.46	%(f)

Portfolio turnover rate(g)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.50	$9.71	$10.85	$9.89		$10.00

Net investment income(b)	0.21	0.19	0.06	0.29	(c)	0.08

Net realized and unrealized gain (loss)	(0.68)	2.87	(1.02)	0.96		0.01

Total from investment operations	(0.47)	3.06	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.18)	(0.20)		(0.07)

Distributions to shareholders from net realized gains	—	—	—	(0.08)		(0.12)

Distributions to shareholders from return of capital	(0.06)	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.23)	(0.27)	(0.18)	(0.29)		(0.20)

Net asset value, end of period	$11.80	$12.50	$9.71	$10.85		$9.89

Total Return(d)	(3.63)%	31.66%	(8.89)%	12.72%		0.89%

Net assets, end of period (in 000’s)	$6,772	$1,264	$1,737	$222,546		$2,906

Ratio of net expenses to average net assets	0.99%	1.00%	0.99%	0.99%		0.99	%(e)

Ratio of total expenses to average net assets	1.19%	1.13%	1.06%	1.29%		15.23	%(e)

Ratio of net investment income to average net assets	1.82%	1.70%	0.54%	2.65	%(c)	1.59	%(e)

Portfolio turnover rate(f)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.47	$9.68	$10.85	$9.89		$10.00

Net investment income(b)	0.10	0.22	0.20	0.24	(c)	0.08

Net realized and unrealized gain (loss)	(0.58)	2.82	(1.18)	0.99		—	(d)

Total from investment operations	(0.48)	3.04	(0.98)	1.23		0.08

Distributions to shareholders from net investment income	(0.19)	(0.22)	(0.19)	(0.21)		(0.06)

Distributions to shareholders from net realized gains	—	—	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.21)	(0.25)	(0.19)	(0.27)		(0.19)

Net asset value, end of period	$11.78	$12.47	$9.68	$10.85		$9.89

Total Return(e)	(3.80)%	31.49%	(9.00)%	12.56%		0.91%

Net assets, end of period (in 000’s)	$181	$929	$279	$28		$25

Ratio of net expenses to average net assets	1.09%	1.10%	1.13%	1.14%		0.95	%(f)

Ratio of total expenses to average net assets	1.29%	1.26%	1.25%	6.05%		15.19	%(f)

Ratio of net investment income to average net assets	0.86%	1.96%	1.95%	2.23	%(c)	1.63	%(f)

Portfolio turnover rate(g)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.47	$9.69	$10.85	$9.89		$10.00

Net investment income(b)	0.18	0.23	0.22	0.26	(c)	0.09

Net realized and unrealized gain (loss)	(0.65)	2.82	(1.18)	0.99		—	(d)

Total from investment operations	(0.47)	3.05	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.19)	(0.24)	(0.20)	(0.22)		(0.07)

Distributions to shareholders from net realized gains	—	—	—	(0.06)		(0.12)

Distributions to shareholders from return of capital	(0.04)	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.23)	(0.27)	(0.20)	(0.29)		(0.20)

Net asset value, end of period	$11.77	$12.47	$9.69	$10.85		$9.89

Total Return(e)	(3.64)%	31.63%	(8.88)%	12.74%		0.56%

Net assets, end of period (in 000’s)	$160,304	$187,335	$183,306	$28		$25

Ratio of net expenses to average net assets	0.98%	0.99%	0.98%	0.97%		1.65	%(f)

Ratio of total expenses to average net assets	1.18%	1.11%	1.10%	5.88%		15.88	%(f)

Ratio of net investment income to average net assets	1.57%	1.94%	2.17%	2.40	%(c)	0.93	%(f)

Portfolio turnover rate(g)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Year Ended December 31,					Period Ended December 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.48	$9.69	$10.85	$9.89		$10.00

Net investment income(b)	0.12	0.16	0.14	0.18	(c)	0.05

Net realized and unrealized gain (loss)	(0.66)	2.82	(1.16)	1.00		0.01

Total from investment operations	(0.54)	2.98	(1.02)	1.18		0.06

Distributions to shareholders from net investment income	(0.13)	(0.17)	(0.14)	(0.18)		(0.04)

Distributions to shareholders from net realized gains	—	—	—	(0.04)		(0.12)

Distributions to shareholders from return of capital	(0.03)	(0.02)	—	—	(d)	(0.01)

Total distributions	(0.16)	(0.19)	(0.14)	(0.22)		(0.17)

Net asset value, end of period	$11.78	$12.48	$9.69	$10.85		$9.89

Total Return(e)	(4.24)%	30.94%	(9.49)%	12.00%		0.82%

Net assets, end of period (in 000’s)	$32	$33	$25	$28		$25

Ratio of net expenses to average net assets	1.59%	1.61%	1.63%	1.64%		1.15	%(f)

Ratio of total expenses to average net assets	1.82%	1.77%	1.75%	6.55%		15.38	%(f)

Ratio of net investment income to average net assets	1.01%	1.42%	1.30%	1.74	%(c)	1.44	%(f)

Portfolio turnover rate(g)	57%	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Year Ended December 31,		Period Ended December 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$12.47	$9.68	$10.47

Net investment income(b)	0.21	0.23	0.12

Net realized and unrealized gain (loss)	(0.69)	2.83	(0.73)

Total from investment operations	(0.48)	3.06	(0.61)

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.18)

Distributions to shareholders from return of capital	(0.06)	(0.03)	—

Total distributions	(0.23)	(0.27)	(0.18)

Net asset value, end of period	$11.76	$12.47	$9.68

Total Return(c)	(3.72)%	31.77%	(5.91)%

Net assets, end of period (in 000’s)	$12,085	$3,936	$2,278

Ratio of net expenses to average net assets	0.98%	0.99%	0.98	%(d)

Ratio of total expenses to average net assets	1.18%	1.12%	1.14	%(d)

Ratio of net investment income to average net assets	1.77%	1.99%	1.68	%(d)

Portfolio turnover rate(e)	57%	39%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net investment income distributions are declared and paid quarterly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified

22

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2020:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$525,039	$9,080,085	$—

Europe	904,103	42,413,244	—

North America	109,905,525	—	—

Oceania	—	9,287,697	—

Investment Company	2,834,469	—	—

Total	$114,169,136	$60,781,026	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended December 31, 2020, GSAM waived $4,040 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plans Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained $398 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2020, the fee rate for such transfer agency services was 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Effective April 29, 2020, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through April 29, 2021. Prior to

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees. Prior to April 29, 2020, Goldman Sachs waived a portion of its transfer agency fee equal to 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. This Other Expense limitation will remain in place through at least April 30, 2021 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$4,040	$527	$317,052	$321,619

G.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.   Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended December 31, 2020:

Underlying Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,897,089	$65,282,442	($64,345,062)	$2,834,469	2,834,469	$9,524

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately the following percentages with respect to each share class of the Fund (as applicable):

	Percentage of Share Class owned by Goldman Sachs, Inc.
Fund	Institutional	Investor	Class R
Global Infrastructure Fund	6%	18%	100%

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2020, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the Fund:

Fund/Portfolio	Goldman Sachs Enhanced Dividend Global Equity	Goldman Sachs Tax-Advantaged Global Equity	Goldman Sachs Satellite Strategies	Goldman Sachs Dynamic Global Equity	Goldman Sachs Growth Strategy	Goldman Sachs Growth and Income Strategy	Goldman Sachs Balanced Strategy
Global Infrastructure Fund	6%	37%	15%	7%	9%	9%	5%

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $93,001,321 and $103,042,357.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distribution paid from:
Ordinary income	$2,657,301	$3,959,934
Net long-term capital gains	—	—
Total taxable distributions	$2,657,301	$3,959,934
Tax return of capital	$615,592	$534,855

As of December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains	—
Total undistributed earnings	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	$(888,676)
Other (Real Estate Investment Trusts)	$4,181
Unrealized gains (losses) — net	$21,523,705
Total accumulated earnings (losses) — net	$20,639,210

(1)	During the fiscal year ended December 31, 2020, the Fund utilized $1,114,830 in capital loss carryforwards from prior years.

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

6. TAX INFORMATION (continued)

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$153,436,702
Gross unrealized gain	25,700,576
Gross unrealized loss	(4,176,871)
Net unrealized gains (losses) on securities	$21,523,705

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Fund reclassed $47,942 from paid in capital to distributable earnings for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from return of capital distributions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2020

7. OTHER RISKS (continued)

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

28

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

9. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,509	$214,521	22,343	$256,447
Reinvestment of distributions	556	6,297	1,962	22,805
Shares redeemed	(52,450)	(618,502)	(103,775)	(1,214,946)
	(32,385)	(397,684)	(79,470)	(935,694)
Class C Shares
Shares sold	3,679	42,098	87,858	984,673
Reinvestment of distributions	835	9,425	2,621	30,658
Shares redeemed	(140,458)	(1,691,394)	(23,685)	(281,848)
	(135,944)	(1,639,871)	66,794	733,483
Institutional Shares
Shares sold	551,603	6,402,366	64,277	731,681
Reinvestment of distributions	9,718	110,927	1,912	22,684
Shares redeemed	(88,408)	(991,768)	(144,031)	(1,440,884)
	472,913	5,521,525	(77,842)	(686,519)
Investor Shares
Shares sold	10,374	122,405	44,811	520,476
Reinvestment of distributions	279	3,176	1,223	14,485
Shares redeemed	(69,764)	(851,790)	(329)	(3,972)
	(59,111)	(726,209)	45,705	530,989
Class R6 Shares
Shares sold	1,962,813	22,933,180	1,561,568	17,479,495
Reinvestment of distributions	266,003	3,005,374	369,241	4,331,671
Shares redeemed	(3,628,004)	(41,650,565)	(5,840,148)	(66,907,233)
	(1,399,188)	(15,712,011)	(3,909,339)	(45,096,067)
Class R Shares
Reinvestment of distributions	38	436	44	515
	38	436	44	515
Class P Shares
Shares sold	766,138	9,006,494	85,018	996,030
Reinvestment of distributions	11,996	137,252	6,083	71,742
Shares redeemed	(66,684)	(755,932)	(10,754)	(121,004)
	711,450	8,387,814	80,347	946,768

NET DECREASE	(442,227)	$(4,566,000)	(3,873,761)	$(44,506,525)

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

32

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2020

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020		Expenses Paid for the 6 months ended 12/31/2020*
Class A
Actual	$1,000.00	$915.04		$6.45
Hypothetical 5% return	1,000.00	1,018.40	+	6.80
Class C
Actual	1,000.00	910.59		10.04
Hypothetical 5% return	1,000.00	1,014.63	+	10.58
Institutional
Actual	1,000.00	916.56		4.77
Hypothetical 5% return	1,000.00	1,020.16	+	5.03
Investor
Actual	1,000.00	915.36		5.25
Hypothetical 5% return	1,000.00	1,019.66	+	5.53
Class R6
Actual	1,000.00	916.33		4.72
Hypothetical 5% return	1,000.00	1,020.21	+	4.98
Class R
Actual	1,000.00	912.74		7.64
Hypothetical 5% return	1,000.00	1,017.14	+	8.06
Class P
Actual	1,000.00	916.33		4.72
Hypothetical 5% return	1,000.00	1,020.21	+	4.98

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Global Infrastructure Fund	1.34%	2.09%	0.99%	1.09%	0.98%	1.59%	0.98%

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GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

34

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	164	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

35

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Global Infrastructure Fund — Tax Information (Unaudited)

For the year ended December 31, 2020, 69.25% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2020, 100% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230826-OTU-1357212 GBLINFRAAR-21

Goldman Sachs Funds

Annual Report	December 31, 2020

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.63%, -7.39%, -6.26%, -6.37%, -6.27%, -6.83% and -6.36%, respectively. These returns compare to the -8.89% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (USD, Net, Unhedged) (the “FTSE Index”) during the same period.

Q	Which countries’ real estate markets most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, returned -8.89%, attributable almost entirely to the first quarter of 2020, when the FTSE Index returned -28.51%. Broader global equities were volatile and fell as sentiment grew increasingly pessimistic around COVID-19 concerns, even as global central banks began to cut interest rates and take extraordinarily accommodative measures to counteract the economic impact of the pandemic. During the remaining three quarters of the Reporting Period, the FTSE Index posted positive absolute returns. For the Reporting Period as a whole, continental Europe was the strongest performing real estate market, generating a positive absolute return. The remaining constituents of the FTSE Index posted negative absolute returns, with Canada, Hong Kong and the U.K. the weakest performing markets during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Though generating negative absolute returns, the Fund outperformed the FTSE Index during the Reporting Period. Stock selection contributed most positively, especially in Australia, continental Europe, the U.K. and Canada. Such positive contributors were only partially offset by stock selection in the U.S., which detracted most. To a far more modest degree, positioning in Singapore and having exposure to India, which is not a component of the FTSE Index, also dampened the Fund’s relative results.

Subsector* allocation decisions overall had a positive effect on relative results during the Reporting Period, attributable primarily to an overweight to industrials, which significantly outperformed the FTSE Index during the Reporting Period. Both stock selection and positioning in the office and diversified subsectors further boosted the Fund’s relative results. Allocation positioning in the health care and technology subsectors detracted from the Fund’s relative results during the Reporting Period as did weak stock selection in the residential subsector.

Q	What were some of the Fund’s best-performing individual holdings?

A

Goodman Group, an Australia-based integrated property group specializing in industrial property ownership, funds management and property development and management, contributed most positively to the Fund’s relative results during the Reporting Period. The Fund benefited from its position in the strongly performing Goodman Group, which is not a constituent of the FTSE Index, and we moderately trimmed the Fund’s position to realize profits during the Reporting Period. At the end of the Reporting Period, we remained favorable on Goodman Group because of what we view as its end-market exposure, strong fund management franchise and development pipeline, which we believe may well continue to drive better than peer return on equity. In our view, structural tailwinds from e-commerce, retailers and third party logistics, along with the low interest rate environment, make Goodman Group well placed to deliver

1

PORTFOLIO RESULTS

strong growth over the medium term. We considered the business to be well run with good long-term growth prospects and a clearly defined strategy.

Equinix is a U.S.-based global data center and colocation provider within the communication infrastructure industry. During the Reporting Period, data center companies overall benefited from the need for data support driven by social distancing. The Fund benefited from its position in the strongly performing company, which is not a constituent of the FTSE Index, and we moderately trimmed the position by the end of the Reporting Period to realize profits.

Vonovia, based in Germany, is the largest listed European residential apartment landlord. Given the macro challenges driven by the economic impact of COVID-19 during the Reporting Period, apartment-focused real estate companies acted as somewhat of a safe harbor. Vonovia has assets in Germany and Sweden, and both countries have structural shortages of apartments. Regardless of macro scenarios, people still need a place to live. At the end of the Reporting Period, we continued to view Vonovia as an attractive investment because of what we see as its defensive nature in challenging markets and its ability to drive rental growth in more “normal” macro scenarios. The Fund benefited from its overweight position in Vonovia, and we modestly trimmed the position during the Reporting Period, taking profits.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The Fund’s underweight position relative to the FTSE Index in U.S.-based Digital Realty Trust, a leading global provider of data center, colocation and interconnection solutions, detracted most from its relative returns during the Reporting Period. While the company benefited from the work-from-home trend and increasing home-streaming demand during the Reporting Period, we believe its valuation was too high, as Digital Realty Trust, compared to many of its peers, owns larger assets with fewer customers, has less pricing power and thus relies more on development and merger and acquisition activity for growth. We had initiated a Fund position in the company in March 2020 and remained underweight throughout the Reporting Period.

American Tower, a wireless communications and broadcast towers REIT, which is not a component of the FTSE Index, also detracted from the Fund’s relative performance during the Reporting Period. The company was a weak performer due to what we considered to be underwhelming second quarter 2020 corporate earnings and a small reduction in its expected second half of 2020 revenue growth. At the beginning of 2020, tower companies generally expected to see a pickup in leasing activity from the merger between Sprint and T-Mobile. However, the large merger integration proved harder and has taken longer than the consensus anticipated. Therefore, leasing activities did not pick up as much as company guidance had suggested. Still, at the end of the Reporting Period, we believed American Tower could benefit from secular trends toward growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. Additionally, we viewed American Tower as positioned well for the roll-out of 5G (fifth-generation) technology, which requires significant capital investment. We had initiated a Fund position in the company in March 2020 and maintained the position throughout the Reporting Period.

Simon Property Group, an owner and operator of U.S. regional mall and outlet center retail real estate properties, experienced a sizable double-digit share price decline during the Reporting Period and thus detracted from the Fund’s relative results. However, at the end of the Reporting Period, we remained favorable on Simon Property Group. In our view, the company has a top-tier portfolio of assets as well as one of the strongest balance sheets relative to its peers. Additionally, we believed its management team is an effective capital allocator and has the potential to generate high cash flow growth within the company. The Fund ended the Reporting Period with an overweight position relative to the FTSE Index in Simon Property Group.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we established a Fund position in SEGRO, a U.K.-based owner and operator of logistics and warehouse assets, with just more than half of its properties in the U.K. and the rest in continental Europe. SEGRO is the largest listed European logistics REIT. We feel its portfolio may well benefit from the movement toward online spending, driven by the closure of retail locations. Having monitored the business closely for quite some time, the sell-off in the equity markets in the first quarter of 2020 provided

2

PORTFOLIO RESULTS

what we felt was an opportunity to purchase its shares at an attractive price.

During the Reporting Period, we initiated a Fund position in Shangri-La Asia, a Hong Kong-based global corporation with diversified assets. We are favorable on what we see as the company’s quality portfolio in prime cities and frontier destinations.

Conversely, we exited the Fund’s position in Sun Hung Kai Properties, a diversified Hong Kong-focused real estate operating company. Its rental earnings and the outlook for its retail centers and hotels were severely affected by the COVID-19 pandemic. We eliminated the Fund’s position to allocate capital to higher conviction ideas.

We sold the Fund’s position in Invincible Investment, a Tokyo-focused hotel REIT. Soon after COVID-19 first arrived in Japan, we significantly reduced the Fund’s position in Invincible Investment, anticipating that domestic and inbound travel would be impacted. With the trajectory of the recovery still uncertain and the increasingly bleak outlook for the travel and leisure industry in the near to medium term, we eliminated the Fund’s exposure to focus on companies we felt were positioned in more stable and predictable industries for the near term.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Hong Kong, the U.K. and the U.S. increased relative to the FTSE Index and its exposure to continental Europe, Japan and Singapore decreased relative to the FTSE Index during the Reporting Period. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective*, the Fund was overweighted relative to the FTSE Index in the United States, underweighted relative to the FTSE Index in continental Europe, Hong Kong and Japan, and rather neutrally weighted compared to the FTSE Index in the other constituent regions/countries of the FTSE Index at the end of December 2020. The Fund also had exposure to India at the end of the Reporting Period, which is not a component of the FTSE Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, it appeared to us that REITs continued to enjoy favorable investor sentiment, as they did for the last three quarters of 2020, but may undergo a span of growth moderation as COVID-19 continued to transmit globally. While the pandemic situation remained highly fluid at the end of the Reporting Period and thus no one can be certain when the disruption to social and business activities may end, we believed high quality real estate should continue in the months ahead to command the prime function of delivering visible long-term cash flow.

Across the globe, we saw growth trends accelerating among the likes of logistics warehouses, data storage, life science offices and manufactured housing, but tenancy across most conventional real estate subsectors, such as hospitality, office and discretionary-centric retail malls, suffered due to travel restrictions and the macroeconomic downturn in light of the COVID-19 pandemic. REITs globally proved resilient and recovered well from the first quarter 2020 sell-off, as they were, overall, prudently geared at low levels and delivered attractive yields on the back of robust fundamentals. Additionally, the funding environment, in our view, remained open and inexpensive for REITs, with most having locked in low-cost, long-term debt financing. In our view, most balance sheets were strong, especially those of property-operating companies that practice high earnings retention. Broadly speaking, REITs sign an overwhelming majority of their leases with long-term commercial tenants. In our view, the market jitters seen during the Reporting Period may well present strong opportunities for both investors and well-positioned REITs alike to differentiate past this cycle. Furthermore, we believe the low interest rate environment may well prove conducive to real estate ownership and help support future economic growth. In the last few months of the Reporting Period, not only did governments at several key economies continue to support real estate directly or indirectly through fiscal and policy packages, but there also were acquisitions of large commercial properties by both REITs and unlisted real estate funds or sovereign entities at the same or higher price levels than before COVID-19. We believe these factors evidence

3

PORTFOLIO RESULTS

the enduring and long-term appeal of real estate. At the same time, we expected global REITs to continue to generate positive returns upon market recovery. In our view, any subdued growth outlook usually leads to slower build-out of future supply, which supports an eventual rental recovery. Select REITs in growth sectors can, in our opinion, continue to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

*	Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index.

4

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Net Assets	Subsectors	Country

Vonovia SE	4.0%	Real Estate Operating Companies	Germany
Prologis, Inc. (REIT)	3.8	Industrial	United States
Simon Property Group, Inc. (REIT)	2.5	Retail	United States
Welltower, Inc. (REIT)	2.4	Health Care	United States
Alexandria Real Estate Equities, Inc. (REIT)	2.1	Office	United States
Link REIT (REIT)	2.1	Retail	Hong Kong
Mitsubishi Estate Co. Ltd.	2.0	Diversified	Japan
Ventas, Inc. (REIT)	1.9	Health Care	United States
Camden Property Trust (REIT)	1.8	Residential	United States
Segro plc (REIT)	1.8	Industrial	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2015 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	-6.63%	3.34%	4.20%
Including sales charges	-11.76%	2.17%	3.11%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	-7.39%	2.58%	3.43%
Including contingent deferred sales charges	-8.31%	2.58%	3.43%

Institutional (Commenced August 31, 2015)	-6.26%	3.76%	4.62%

Investor (Commenced August 31, 2015)	-6.37%	3.61%	4.47%

Class R6 (Commenced August 31, 2015)	-6.27%	3.76%	4.62%

Class R (Commenced August 31, 2015)	-6.83%	3.09%	3.95%

Class P (Commenced April 17, 2018)	-6.36%	N/A	4.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -2.42%, -3.17%, -2.16%, -2.23%, -2.15% and -2.00%, respectively. These returns compare to the -7.11% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed ex US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	Which countries’ real estate markets most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, modestly outperformed the U.S. real estate securities market, as measured by the Wilshire U.S. Real Estate Securities Index (with dividends reinvested), by less than one percentage point, but underperformed the broad international equity market, as measured by the MSCI EAFE® Index, by nearly 15 percentage points. The Real Estate Index’s negative absolute return can be attributed almost entirely to the first quarter of 2020, when broader international equities were volatile and fell as sentiment grew increasingly pessimistic around COVID-19 concerns, even as central banks in many countries began to cut interest rates and take extraordinarily accommodative measures to counteract the economic impact of the pandemic. During the remaining three quarters of the Reporting Period, the Real Estate Index posted positive absolute returns.

The Real Estate Index returned -27.70% in the first quarter of 2020, with all market constituents generating negative returns. Hong Kong and Singapore were, on a relative basis, the best performing markets, while Australia and Canada were the weakest. Performance in the Australian real estate market was especially challenged by the bushfire crisis that occurred there. The Real Estate Index returned 8.58% during the second quarter of 2020. Continental Europe and Australia were the top performing markets, and no market constituents posted negative returns during the quarter. The Real Estate Index returned 3.86% during the third quarter of 2020. Sweden and Belgium were the top performing markets, while France and Hong Kong were the weakest. Sweden and Belgium benefited from relaxed restrictions after appearing to have contained COVID-19 effectively, while the rest of the world was suffering from subsequent waves of the pandemic. The Real Estate Index rallied further in the fourth quarter of 2020 with a return of 13.90%. During the quarter, Norway and France were the top performing markets, while Belgium and Japan were the weakest. Norway benefited from a recovery in its office subsector, while Belgium’s real estate market suffered most in its industrial subsector.

For the Reporting Period overall, continental Europe as a whole was the best performing real estate market, posting a positive absolute return. New Zealand, Israel, Canada and Hong Kong were weakest, each posting a double-digit negative absolute return.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund posted negative absolute returns but significantly outperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection contributed most positively to the Fund’s relative results, especially in Australia, continental Europe, the U.K. and Japan. Only partially offsetting these positive contributors was stock selection in Hong Kong, which detracted from the Fund’s relative results. Additionally, country allocation overall detracted. While allocation positioning in Japan and Hong Kong proved beneficial, positioning in all other markets

7

PORTFOLIO RESULTS

detracted, most significantly in continental Europe, Singapore and Australia.

From a subsector perspective, both stock selection and allocation decisions overall contributed positively. Effective stock selection in the industrial and office subsectors helped most. Having an underweighted allocation to the retail subsector, which was the second-weakest subsector in the Real Estate Index during the Reporting Period, and an overweight to the industrial subsector, which was among the strongest in the Real Estate Index during the Reporting Period, added relative value as well. Only partially offsetting these positive contributors was stock selection in the residential and “other” subsectors, which detracted. Allocation positioning in the technology and health care subsectors also dampened results.

Q	What were some of the Fund’s best-performing individual holdings?

A	Goodman Group, an Australia-based integrated property group specializing in industrial property ownership, funds management and property development and management, contributed most positively to the Fund’s relative results during the Reporting Period. The Fund benefited from its position in the strongly performing Goodman Group, which is not a constituent of the Real Estate Index, and we moderately trimmed the Fund’s position to realize profits during the Reporting Period. At the end of the Reporting Period, we remained favorable on Goodman Group because of what we view as its end-market exposure, strong fund management franchise and development pipeline, which we believe may well continue to drive better than peer return on equity. In our view, structural tailwinds from e-commerce, retailers and third party logistics, along with the low interest rate environment, make Goodman Group well placed to deliver strong growth over the medium term. We considered the business to be well run with good long-term growth prospects and a clearly defined strategy.

Vonovia, based in Germany, is the largest listed European residential apartment landlord. Given the macro challenges driven by the economic impact of COVID-19 during the Reporting Period, apartment-focused real estate companies acted as somewhat of a safe harbor. Vonovia has assets in Germany and Sweden, and both countries have structural shortages of apartments. Regardless of macro scenarios, people still need a place to live. At the end of the Reporting Period, we continued to view Vonovia as an attractive investment because of what we see as its defensive nature in challenging markets and its ability to drive rental growth in more “normal” macro scenarios. The Fund benefited from its overweight position in Vonovia, and we modestly trimmed the position during the Reporting Period, taking profits.

Summit Industrial Income REIT, a Canadian industrial REIT, benefited during the Reporting Period from a strong recovery in industrial fundamentals, as e-commerce drove demand through its logistics facilities, especially in the core markets of Toronto and Montreal, where vacancy is quite low and there is little new supply. Additionally, the company carried out two equity raises and a number of acquisitions during the Reporting Period, putting its balance sheet in good shape, in our view, to be aggressive on growth. We trimmed the Fund’s position in Summit Industrial Income REIT during the Reporting Period on strength. Given that interest rates remained low and given generally healthy fundamentals, we continued to see its stock as attractive at the end of the Reporting Period. Summit Industrial Income REIT is the only pure-play Canadian industrial company with significant scale, we believe, and so the scarcity value of this asset is increasing, in our opinion. We further think it may be more likely the company is eventually a merger and acquisition candidate as larger and larger platforms look to grow in the industrial space, with many underrepresented in Canada.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractor from the Fund’s relative results during the Reporting Period was Invincible Investment, a Tokyo-focused hotel REIT. Soon after COVID-19 first arrived in Japan, we significantly reduced the Fund’s position in Invincible Investment, anticipating that domestic and inbound travel would be impacted. With the trajectory of the recovery still uncertain and the increasingly bleak outlook for the travel and leisure industry in the near to medium term, we subsequently eliminated the Fund’s exposure in the position completely to focus on companies we felt were positioned in more stable and predictable industries for the near term.

Deutsche Wohnen SE, a Berlin, Germany-focused residential real estate company, also detracted from the Fund’s results during the Reporting Period. In early 2020, the Berlin government implemented new rent control regulations that led its stock to initially underperform its peers. Once the COVID-19 crisis hit, the company outperformed the Real Estate Index, as it was viewed as a business largely immune to the disruptions caused by the pandemic. We initiated a

8

PORTFOLIO RESULTS

Fund position in Deutsche Wohnen during the Reporting Period, but we maintained an underweighted allocation, as we preferred other German residential companies like Vonovia, where we feel the defensive characteristics are the same as those of Deutsche Wohnen but the regulatory risks are lower. Because the Fund was underweighted in the company’s shares, it proved a detractor to relative results.

Mirvac Group is an Australia-based diversified REIT. The Fund held a modestly overweighted position in Mirvac Group in view of what we saw as its high asset and management quality with growth opportunities from city-centric apartment development in Sydney and Melbourne. However, the impact of COVID-19 not only caused its office and retail leasing to slow sharply but also led to weakness in apartment sales due to job losses. However, the Australian government swiftly provided substantial home purchase incentives and job-keeper support packages, and so we believed, at the end of the Reporting Period, that a gradual recovery may be in sight for Mirvac Group’s residential business alongside what we consider to be its large and well-located office portfolio in Australia’s two gateway cities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Deutsche Wohnen SE, already mentioned, we established a Fund position in SEGRO, a U.K.-based owner and operator of logistics and warehouse assets, with just more than half of its properties in the U.K. and the rest in continental Europe. SEGRO is the largest listed European logistics REIT. We feel its portfolio may well benefit from the movement to online spending, driven by the closure of retail locations. Having monitored the business closely for quite some time, the sell-off in the equity markets in the first quarter of 2020 provided what we felt was an opportunity to purchase its shares at an attractive price.

In addition to the sale of Invincible Investment, mentioned earlier, we sold the Fund’s position in Activia Properties given what we saw as its full valuation after its strong performance against other diversified Japanese REITs. We also sold the position to cut the Fund’s exposure to technology tenants’ geographical location, namely Shibuya in Tokyo, where Activia Properties owns a material number of offices that could, in our view, see tenancy departures because of tech companies’ readiness to work from home. Further, we sold this Fund position in order to establish a new Fund position in United Urban Investment, another diversified Japanese REIT, which we felt was trading at an attractive valuation and had relatively high exposure to the retail and hotel subsectors, which had been hard hit by the economic impacts of COVID-19, in addition to its mainstay office leasing. In our view, United Urban Investment has a proven track record of robust tenancies through cycles, with its management and asset platform backed by Itochu Corporation, a Japanese consumer staples firm.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Hong Kong and the U.K. increased relative to the Real Estate Index, and its exposure to continental Europe and Japan decreased relative to the Real Estate Index. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective*, the Fund was overweighted relative to the Real Estate Index in the U.K. at the end of the Reporting Period. The Fund was underweighted relative to the Real Estate Index in Singapore, Hong Kong and continental Europe and was rather neutrally weighted to the remaining regions/countries of the Real Estate Index at the end of December 2020. The Fund also had an out-of-benchmark exposure to India at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	As COVID-19 continued to plague virtually every market sector with fears of second waves as of the end of the

9

PORTFOLIO RESULTS

Reporting Period, it appeared that REITs were continuing to slowly recover from the severe sell-off seen at the onset of the pandemic outbreak. While the pandemic situation remained highly fluid at the end of the Reporting Period and thus no one can be certain when the disruption to social and business activities may end, we believed high quality real estate should continue in the months ahead to command the prime function of delivering visible long-term cash flow.

Furthermore, we believed the low interest rate environment may well prove conducive to real estate ownership and help support future economic growth. At the same time, we expected international REITs to continue to generate positive returns upon market recovery. In our view, any subdued growth outlook usually leads to slower build-out of future supply, which supports an eventual rental recovery. Select REITs with strong balance sheets in growth sectors can, in our opinion, continue to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

*	Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the Real Estate Index.

10

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Total Net Assets	Line of Business	Country

Vonovia SE	9.1%	Real Estate Operating Companies	Germany
Mitsubishi Estate Co. Ltd.	4.5	Diversified	Japan
Link REIT (REIT)	3.7	Retail	Hong Kong
Segro plc (REIT)	3.3	Industrial	United Kingdom
Sumitomo Realty & Development Co. Ltd.	3.2	Diversified	Japan
Goodman Group (REIT)	3.1	Industrial	Australia
Gecina SA (REIT)	3.0	Diversified	France
Castellum AB	3.0	Real Estate Operating Companies	Sweden
UNITE Group plc (The) (REIT)	2.8	Residential	United Kingdom
CK Asset Holdings Ltd.	2.8	Real Estate Development	Hong Kong

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country/grouping classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the Real Estate Index. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund - Institutional Shares, which represents 2.3% of the Fund’s net assets at December 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-2.42%	4.75%	4.22%	—
Including sales charges	-7.80%	3.59%	3.63%	—

Class C				—
Excluding contingent deferred sales charges	-3.17%	3.96%	3.43%	—
Including contingent deferred sales charges	-4.14%	3.96%	3.43%	—

Institutional	-2.16%	5.14%	4.63%	—

Investor	-2.23%	5.02%	4.49%	—

Class R6 (Commenced July 31, 2015)	-2.15%	5.19%	N/A	3.78%

Class P (Commenced April 17, 2018)	-2.00%	N/A	N/A	2.99%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -7.85%, -8.50%, -7.48%, -7.95%, -7.59%, -7.47%, -8.00% and -7.48%, respectively. These returns compare to the -7.94% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted negative absolute returns during the Reporting Period that significantly lagged the broad U.S. equity market, as represented by the S&P 500® Index, which returned 18.34% for the same period. Such underperformance is attributable almost entirely to the first quarter of 2020, as the two primary factors that impacted the U.S. real estate market during the Reporting Period, in our view, were the outbreak of COVID-19 and the lowering of interest rates in March 2020. During the Reporting Period, the world was plagued by a global pandemic that fundamentally altered the way we go about our daily lives. Most notably, small retail businesses and restaurants were shuttered, and larger corporations pivoted to a complete work-from-home dynamic. Additionally, there was a rapid acceleration in the adoption of online retail, as families isolated from the world and remained indoors. Following the outbreak of the COVID-19 pandemic, financial markets spiraling downward led the U.S. Federal Reserve (the “Fed”) to step in to provide economic support. The Fed lowered interest rates to near zero, similar to what it had done following the 2008 financial crisis. Historically, with lower interest rates, financing becomes cheaper and therefore more heavily used, which should stimulate transaction volumes. However, this time, the interest rate cut coincided with a weakening economic backdrop and increased uncertainty around both commercial and residential tenants’ ability to pay rents. This scenario introduced significant hesitancy about acquisitions within the real estate market for the near term.

For the first quarter of 2020, the Wilshire Index returned -25.73%. Real estate investment trusts (“REITs”) lagged the broader U.S. equity market, as investors turned to less capital-reliant sectors amid the COVID-19-induced sell-off. Technology, self-storage and industrial were the top performing subsectors, while retail and hotel were the top detractors. Technology benefited from the increased demand for remote workplace applications as well as for streaming services. Hotel REITs underperformed as vacancy rates hit an all-time high.

The Wilshire Index increased 10.56% during the second quarter of 2020. REITs still underperformed the broader U.S. equity market given their defensive nature, as equity markets across the world gained on optimism around a global economic recovery amid easing lockdown measures. Retail, health care and triple net were the top performing subsectors, while self-storage was the only detractor. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) Retail recovered from its first quarter decline amid anticipation of a reopened economy. Self-storage was seen as an especially defensive subsector and thus underperformed during the market rebound.

During the third quarter of 2020, the Wilshire Index returned 1.25%. REITs continued to lag the broader U.S. equity

13

PORTFOLIO RESULTS

market given their defensive nature. Self-storage, industrial and technology were the top performing subsectors, while retail and office were the top detractors. Self-storage was seen as an especially defensive subsector, performing better during market dislocations. Office REITs underperformed, as office demand weakened amid remote workplace trends.

The Wilshire Index increased 10.71% during the fourth quarter of 2020. All REIT subsectors, except technology, experienced positive returns, with hotel REITs leading the way. Driven by positive COVID-19 vaccine news, hotels began to recover, as travel is expected to increase in a post-vaccinated world.

For the Reporting Period overall, the technology, self-storage and industrial subsectors posted positive returns. Retail, hotel and office subsectors were weakest, each posting a double-digit negative absolute return. The triple net, health care and residential subsectors also posted negative absolute returns for the Reporting Period. Industrial REITs were among the top performers, as online retailers have needed more warehouse space for increased inventory and larger logistical operations with the rapid acceleration of online shopping. Conversely, the closure of retail businesses and restaurants severely hurt the retail subsector, with businesses of all sizes facing bankruptcy as expenses pile up and no revenue coming in, with only minimal support from the federal and local governments. On the surface, the office subsector was negatively impacted as companies have been forced to continue operating with their workforce at home. Some have begun to reevaluate their needs for big expensive office space if they have been relatively well off despite the virtual environment. On the other hand, some companies that do want to maintain office space may end up needing to expand their footprint to provide additional space per person for better distancing between employees going forward, a sharp reversal of the office densification seen during the last decade or so.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While posting disappointing absolute returns, most share classes of the Fund modestly outperformed the Wilshire Index during the Reporting Period, as both stock selection and allocation decisions overall added value. Contributing most positively to the Fund’s relative results was effective individual stock selection and allocation positioning in the industrial, hotel, office and self-storage subsectors. Having an underweight to retail, the weakest subsector in the Wilshire Index during the Reporting Period, also boosted relative results. Partially offsetting these positive contributors was weak stock selection in the residential, triple net and health care subsectors. Allocation positioning in the health care subsector dampened the Fund’s relative results as well.

Q	What were some of the Fund’s best-performing individual holdings?

A	Equinix, a global data center and colocation provider within the communication infrastructure industry, was the strongest positive contributor to the Fund’s performance during the Reporting Period. Generally, data center companies stood to benefit the most from the increasing need for data support given the increase of working and learning from home. At the end of the Reporting Period, we continued to favor the company, as we believed it was better positioned for the near term due to its high exposure to cross-connect installations, which have been seeing material growth as tenants increase bandwidth. (Cross-connections are hardware (cables, cords, and jumpers) that connect separate units of facilities within a data center.) Further, its stock was trading at relatively in-line multiples with its peers despite having higher organic growth as a result of its smaller, more diverse tenant base and hard-to-replicate assets, paired with a higher return business model with what we see as fewer risks around volatility in large-scale leasing and reduced risk from new competition and supply.

Prologis, a global leader in logistics real estate, was also a top contributor to Fund returns during the Reporting Period. The company entered 2020 with what we viewed as strong fundamentals and a healthy balance sheet. While the global COVID-19 pandemic severely dented the broad economy, industrial real estate benefited from a sharp increase in logistics activity due to the substantial increase in e-commerce activity amid the stay at home orders in states across the country.

Duke Realty, an owner of industrial properties across the U.S., also contributed positively to the Fund’s results during the Reporting Period. The company benefited from the proliferation of e-commerce and re-shoring within the U.S. (Re-shoring is the process of returning the production and manufacturing of goods back to the company’s original country.) Duke Realty also outperformed its peers due to limited lease turnover in 2020 and what many viewed as an especially strong balance sheet. At the end of the Reporting Period, we believed the company was likely to continue to benefit as proliferation increases over the longer term and also offered strong upside at then-current valuation levels.

14

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Having an underweight to Digital Realty Trust, a leading global provider of data center, colocation and interconnection solutions, detracted most from the Fund’s results during the Reporting Period. While the company benefited from the work-from-home trend and increasing home-streaming demand during the Reporting Period, we believe its valuation was too high, as Digital Realty Trust, compared to many of its peers, owns larger assets with fewer customers, has less pricing power and thus relies more on development and merger and acquisition activity for growth. We had initiated a Fund position in the company in March 2020 and remained underweight throughout the Reporting Period.

American Tower, a wireless communications and broadcast towers REIT, which is not a component of the Wilshire Index, also detracted from the Fund’s relative performance during the Reporting Period. The company was a weak performer due to what we considered to be underwhelming second quarter 2020 corporate earnings and a small reduction in its expected second half of 2020 revenue growth. At the beginning of 2020, tower companies generally expected to see a pickup in leasing activity from both the rollout of 5G (fifth generation) technology and from the merger between Sprint and T-Mobile. However, the large merger integration proved harder and has taken longer than the consensus anticipated. Therefore, leasing activities did not pick up as much as company guidance had suggested. Still, at the end of the Reporting Period, we believed American Tower could benefit from secular trends toward growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. Additionally, we viewed American Tower as positioned well for the roll-out of 5G (fifth-generation) technology, which requires significant capital investment. We had initiated a Fund position in the company in March 2020 and maintained the position throughout the Reporting Period.

Simon Property Group, an owner and operator of U.S. regional mall and outlet center retail real estate properties, experienced a sizable double-digit share price decline during the Reporting Period and thus detracted from the Fund’s relative results. With U.S. retail stores closed or operating at minimal capacity for nearly the full calendar year, combined with the effects of massive growth in e-commerce, retail struggled during the Reporting Period to find firm footing. However, at the end of the Reporting Period, we remained favorable on Simon Property Group. In our view, the company has a top-tier portfolio of assets as well as one of the strongest balance sheets relative to its peers. Additionally, we believed its management team is an effective capital allocator and has the potential to generate high cash flow growth within the company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we established a Fund position in Sun Communities, which invests in manufactured housing and recreational vehicle (“RV”) communities throughout the U.S. and Canada. The COVID-19 pandemic fundamentally altered how people travel and where they live. With the highly transmittable virus raging through the country, people generally avoided air travel and other forms of public transport to avoid exposure to strangers. Highly utilized alternatives for leisure travel and relocation away from urban centers were RVs and manufactured homes, exacerbated by loss of income for many, which, in turn, led to a need for cheaper forms of housing.

We initiated a Fund position in CubeSmart, a self-storage facility REIT. In our view, the industry was on the right side of future disruption driven by demographic change catalyzed by the COVID-19 pandemic shuttering offices and leading some people to relocate. In turn, such trends have translated to increased demand for short-term personal storage space. Given such strong demand, the company has been able to meaningfully increase asking rates, a strong leading indicator of self-storage operating performance.

Conversely, we sold the Fund’s position in STORE Capital, a property group that invests in single-tenant operational real estate assets. STORE Capital substantially recovered in the third quarter of 2020 from the earlier calendar year market bottom, and we viewed this as an attractive exit point. We allocated the proceeds from the sale to companies in the senior housing space, which we felt had better potential tailwinds going forward.

Also in the third quarter of 2020, we sold the Fund’s position in Physicians Realty Trust, a company focused on medical office buildings. We had newly established the Fund position in the first quarter of 2020, and the stock subsequently

15

PORTFOLIO RESULTS

performed well on a relative basis during the downturn given what many see as it being a rather defensive name. As we believe the market has likely bottomed, we decided to exit the position and transition the capital to industries with what we view as having more exposure to the economic recovery, particularly senior housing names.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the health care, hotel and retail subsectors increased relative to the Wilshire Index and its exposure to the office, residential and triple net subsectors decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective*, the Fund had overweighted exposure compared to the Wilshire Index in the hotel subsector and had underweighted exposure compared to the Wilshire Index in the office and retail subsectors. The Fund was rather neutrally weighted in the remaining subsectors of the Wilshire Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, it appeared to us that REITs continued to enjoy favorable investor sentiment, as they did for the last three quarters of 2020, but may undergo a span of growth moderation as COVID-19 continued to transmit globally. While the pandemic situation remained highly fluid at the end of the Reporting Period and thus no one can be certain when the disruption to social and business activities may end, we believed high quality real estate should continue in the months ahead to command the prime function of delivering visible long-term cash flow.

We saw growth trends accelerating among the likes of logistics warehouses, data storage, life science offices and manufactured housing, but tenancy across most conventional real estate subsectors, such as hospitality, office and discretionary-centric retail malls, suffered due to travel restrictions and the macroeconomic downturn in light of the COVID-19 pandemic. REITs generally proved resilient and recovered well from the first quarter 2020 sell-off, as they were, overall, prudently geared at low levels and delivered attractive yields on the back of robust fundamentals. Additionally, the funding environment, in our view, remained open and inexpensive for REITs, with most having locked in low-cost, long-term debt financing. In our view, most balance sheets were strong, especially those of property-operating companies that practice high earnings retention. Broadly speaking, REITs sign an overwhelming majority of their leases with long-term commercial tenants. In our view, the market jitters seen during the Reporting Period may well present strong opportunities for both investors and well-positioned REITs alike to differentiate past this cycle. Furthermore, we believe the low interest rate environment may well prove conducive to real estate ownership and help support future economic growth. In the last few months of the Reporting Period, not only did governments at several key economies continue to support real estate directly or indirectly through fiscal and policy packages, but there also were acquisitions of large commercial properties by both REITs and unlisted real estate funds or sovereign entities at the same or higher price levels than before COVID-19. We believe these factors evidence the enduring and long-term appeal of real estate. At the same time, we expected REITs to continue to generate positive returns upon market recovery. In our view, any subdued growth outlook usually leads to slower build-out of future supply, which supports an eventual rental recovery. Select REITs in growth sectors can, in our opinion, continue to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Wilshire Index.

16

FUND BASICS

Real Estate Securities Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Total Net Assets	Subsectors

Prologis, Inc. (REIT)	8.5%	Industrial
Equinix, Inc. (REIT)	8.4	Specialized
Welltower, Inc. (REIT)	4.5	Health Care
Simon Property Group, Inc. (REIT)	4.3	Retail
Alexandria Real Estate Equities, Inc. (REIT)	3.7	Office
Ventas, Inc. (REIT)	3.5	Health Care
Essex Property Trust, Inc. (REIT)	3.4	Residential
Duke Realty Corp. (REIT)	3.2	Industrial
AvalonBay Communities, Inc. (REIT)	3.0	Residential
Invitation Homes, Inc. (REIT)	3.0	Residential

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-7.85%	3.31%	7.44%	—
Including sales charges	-12.89%	2.15%	6.83%	—

Class C				—
Excluding contingent deferred sales charges	-8.50%	2.56%	6.64%	—
Including contingent deferred sales charges	-9.41%	2.56%	6.64%	—

Institutional	-7.48%	3.74%	7.88%	—

Service	-7.95%	3.19%	7.32%	—

Investor	-7.59%	3.59%	7.71%	—

Class R6 (Commenced July 31, 2015)	-7.47%	3.74%	N/A	4.13%

Class R	-8.00%	3.07%	7.19%	—

Class P (Commenced April 17, 2018)	-7.48%	N/A	N/A	6.35%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE® Index is unmanaged and the figures for the MSCI EAFE® Index do not include any deduction for fees or expenses.

The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA Nareit Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses.

It is not possible to invest directly in an index.

19

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 97.9%
Australia – 4.2%
178,938	Goodman Group (REIT) (Industrial)	$2,615,621
785,967	Ingenia Communities Group (REIT) (Residential)	2,975,454
501,124	Mirvac Group (REIT) (Diversified)	1,017,769
105,272	NEXTDC Ltd. (Internet Services & Infrastructure)*	993,388

		7,602,232

Belgium – 1.0%
49,553	Warehouses De Pauw CVA (REIT) (Industrial)	1,717,930

Canada – 2.7%
42,880	Allied Properties REIT (REIT) (Office)	1,274,374
40,460	Canadian Apartment Properties REIT (REIT) (Residential)	1,588,967
79,874	Chartwell Retirement Residences (Health Care)	702,168
125,767	Summit Industrial Income REIT (REIT) (Industrial)	1,348,668

		4,914,177

China – 2.6%
18,106	GDS Holdings Ltd. ADR (Internet Services & Infrastructure)*	1,695,446
3,378,000	Shangri-La Asia Ltd. (Hotel)*	3,017,900

		4,713,346

France – 2.3%
18,422	Gecina SA (REIT) (Diversified)	2,864,622
58,584	Klepierre SA (REIT) (Retail)	1,321,303

		4,185,925

Germany – 6.3%
124,014	alstria office REIT-AG (REIT) (Office)	2,256,280
20,635	Deutsche Wohnen SE (Real Estate Operating Companies)	1,100,976
31,155	Instone Real Estate Group AG (Real Estate Development)*(a)	795,408
97,552	Vonovia SE (Real Estate Operating Companies)	7,124,621

		11,277,285

Hong Kong – 4.3%
333,000	CK Asset Holdings Ltd. (Real Estate Development)	1,703,927
407,000	Link REIT (REIT) (Retail)	3,696,283
795,600	Swire Properties Ltd. (Real Estate Operating Companies)	2,313,153

		7,713,363

Ireland – 0.5%
212,522	Dalata Hotel Group plc (Hotel)	982,690

Common Stocks – (continued)
Japan – 9.5%
534	Comforia Residential REIT, Inc. (REIT) (Residential)	1,538,654
803	ESCON Japan REIT Investment Corp. (REIT) (Diversified)	934,898
53,000	Kyoritsu Maintenance Co. Ltd. (Hotel)	1,976,513
222,900	Mitsubishi Estate Co. Ltd. (Diversified)	3,582,636
602	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	3,053,122
194	Nippon Prologis REIT, Inc. (REIT) (Industrial)*	606,067
946	Sankei Real Estate, Inc. (REIT) (Office)	901,873
77,400	Sumitomo Realty & Development Co. Ltd. (Diversified)	2,389,555
1,717	United Urban Investment Corp. (REIT) (Diversified)	2,125,677

		17,108,995

Singapore – 3.0%
1,561,900	Ascendas India Trust (Real Estate Operating Companies)	1,630,604
371,474	CapitaLand Ltd. (Diversified)	921,728
580,300	Keppel DC REIT (REIT) (Specialized)	1,235,708
1,058,800	Mapletree Logistics Trust (REIT) (Industrial)	1,611,457

		5,399,497

Spain – 1.4%
17,498	Cellnex Telecom SA (Integrated Telecommunication Services)(a)	1,050,807
145,042	Merlin Properties Socimi SA (REIT) (Diversified)	1,382,995

		2,433,802

Sweden – 1.5%
106,801	Castellum AB (Real Estate Operating Companies)	2,722,438

United Kingdom – 5.6%
86,552	Big Yellow Group plc (REIT) (Specialized)	1,296,776
481,716	Capital & Counties Properties plc (REIT) (Retail)	957,528
25,353	Derwent London plc (REIT) (Office)	1,077,480
248,990	Segro plc (REIT) (Industrial)	3,230,832
1,024,880	Tritax EuroBox plc (Diversified)(a)	1,358,469
147,232	UNITE Group plc (The) (REIT) (Residential)	2,103,244

		10,024,329

United States – 53.0%
20,905	Alexandria Real Estate Equities, Inc. (REIT) (Office)	3,725,689

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
8,923	American Tower Corp. (REIT) (Specialized)	$2,002,857
35,464	Americold Realty Trust (REIT) (Industrial)	1,323,871
16,189	AvalonBay Communities, Inc. (REIT) (Residential)	2,597,201
8,745	Boston Properties, Inc. (REIT) (Office)	826,665
32,923	Camden Property Trust (REIT) (Residential)	3,289,666
12,540	CoreSite Realty Corp. (REIT) (Specialized)	1,571,011
34,619	Cousins Properties, Inc. (REIT) (Office)	1,159,736
80,879	CubeSmart (REIT) (Specialized)	2,718,343
52,065	Cushman & Wakefield plc (Real Estate Services)*	772,124
39,551	CyrusOne, Inc. (REIT) (Specialized)	2,893,156
15,762	Digital Realty Trust, Inc. (REIT) (Specialized)	2,198,957
75,986	Duke Realty Corp. (REIT) (Industrial)	3,037,160
17,549	EastGroup Properties, Inc. (REIT) (Industrial)	2,422,815
1,998	Equinix, Inc. (REIT) (Specialized)	1,426,932
33,907	Equity LifeStyle Properties, Inc. (REIT) (Residential)	2,148,348
44,726	Equity Residential (REIT) (Residential)	2,651,357
13,421	Essex Property Trust, Inc. (REIT) (Residential)	3,186,414
19,469	Extra Space Storage, Inc. (REIT) (Specialized)	2,255,678
19,751	Federal Realty Investment Trust (REIT) (Retail)	1,681,205
40,220	Healthcare Realty Trust, Inc. (REIT) (Health Care)	1,190,512
97,792	Healthpeak Properties, Inc. (REIT) (Health Care)	2,956,252
28,834	Highwoods Properties, Inc. (REIT) (Office)	1,142,691
127,064	Host Hotels & Resorts, Inc. (REIT) (Hotel)	1,858,946
47,894	Hudson Pacific Properties, Inc. (REIT) (Office)	1,150,414
106,210	Invitation Homes, Inc. (REIT) (Residential)	3,154,437
20,281	Kilroy Realty Corp. (REIT) (Office)	1,164,129
23,468	Life Storage, Inc. (REIT) (Specialized)	2,801,845
58,155	Pebblebrook Hotel Trust (REIT) (Hotel)	1,093,314
68,921	Prologis, Inc. (REIT) (Industrial)	6,868,667
4,012	Public Storage (REIT) (Specialized)	926,491
24,553	Realty Income Corp. (REIT) (Retail)	1,526,460
41,450	Regency Centers Corp. (REIT) (Retail)	1,889,706

Common Stocks – (continued)
United States – (continued)
96,945	RLJ Lodging Trust (REIT) (Hotel)	1,371,772
20,483	Ryman Hospitality Properties, Inc. (REIT) (Hotel)	1,387,928
4,877	SBA Communications Corp. (REIT) (Specialized)	1,375,948
52,007	Simon Property Group, Inc. (REIT) (Retail)	4,435,157
26,596	STORE Capital Corp. (REIT) (Diversified)	903,732
16,126	Sun Communities, Inc. (REIT) (Residential)	2,450,346
20,906	Terreno Realty Corp. (REIT) (Industrial)	1,223,210
59,583	Urban Edge Properties (REIT) (Retail)	771,004
71,316	Ventas, Inc. (REIT) (Health Care)	3,497,337
26,449	Vornado Realty Trust (REIT) (Office)	987,606
67,950	Welltower, Inc. (REIT) (Health Care)	4,390,929
11,433	WP Carey, Inc. (REIT) (Diversified)	806,941

		95,214,959

TOTAL COMMON STOCKS
(Cost $151,579,627)		$176,010,968

Shares	Dividend Rate	Value

Investment Company(b) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,365,286	0.026%	$2,365,286
(Cost $2,365,286)

TOTAL INVESTMENTS – 99.2%
(Cost $153,944,913)		$178,376,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,402,814

NET ASSETS – 100.0%		$179,779,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 97.2%
Australia – 7.8%
108,769	Goodman Group (REIT) (Industrial)	$1,589,928
346,220	Ingenia Communities Group (REIT) (Residential)	1,310,693
368,256	Mirvac Group (REIT) (Diversified)	747,918
42,829	NEXTDC Ltd. (Internet Services & Infrastructure)*	404,151

		4,052,690

Belgium – 1.3%
19,621	Warehouses De Pauw CVA (REIT) (Industrial)	680,231

Canada – 6.2%
29,383	Allied Properties REIT (REIT) (Office)	873,249
24,839	Canadian Apartment Properties REIT (REIT) (Residential)	975,490
43,938	Chartwell Retirement Residences (Health Care)	386,257
88,799	Summit Industrial Income REIT (REIT) (Industrial)	952,240

		3,187,236

China – 3.5%
6,606	GDS Holdings Ltd. ADR (Internet Services & Infrastructure)*	618,586
1,346,000	Shangri-La Asia Ltd. (Hotel)*	1,202,515

		1,821,101

France – 4.8%
9,987	Gecina SA (REIT) (Diversified)	1,552,979
41,707	Klepierre SA (REIT) (Retail)	940,659

		2,493,638

Germany – 13.0%
54,433	alstria office REIT-AG (REIT) (Office)	990,341
15,189	Deutsche Wohnen SE (Real Estate Operating Companies)	810,406
9,066	Instone Real Estate Group AG (Real Estate Development)*(a)	231,461
64,442	Vonovia SE (Real Estate Operating Companies)	4,706,462

		6,738,670

Hong Kong – 10.1%
281,000	CK Asset Holdings Ltd. (Real Estate Development)	1,437,849
213,700	Link REIT (REIT) (Retail)	1,940,775
69,975	Sun Hung Kai Properties Ltd. (Diversified)	894,909
333,000	Swire Properties Ltd. (Real Estate Operating Companies)	968,175

		5,241,708

Ireland – 0.6%
61,137	Dalata Hotel Group plc (Hotel)	282,694

Common Stocks – (continued)
Japan – 23.4%
239	Comforia Residential REIT, Inc. (REIT) (Residential)	688,648
614	ESCON Japan REIT Investment Corp. (REIT) (Diversified)	714,853
812	GLP J-REIT (REIT) (Industrial)*	1,281,346
21,100	Kyoritsu Maintenance Co. Ltd. (Hotel)	786,876
143,800	Mitsubishi Estate Co. Ltd. (Diversified)	2,311,274
55,000	Mitsui Fudosan Co. Ltd. (Diversified)	1,151,676
221	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	1,120,831
179	Nippon Prologis REIT, Inc. (REIT) (Industrial)*	559,207
522	Sankei Real Estate, Inc. (REIT) (Office)	497,651
54,300	Sumitomo Realty & Development Co. Ltd. (Diversified)	1,676,393
1,082	United Urban Investment Corp. (REIT) (Diversified)	1,339,536

		12,128,291

Norway – 0.7%
16,436	Entra ASA (Real Estate Operating Companies)(a)	372,771

Singapore – 5.7%
821,500	Ascendas India Trust (Real Estate Operating Companies)	857,636
285,725	CapitaLand Ltd. (Diversified)	708,961
386,300	Keppel DC REIT (REIT) (Specialized)	822,598
366,900	Mapletree Logistics Trust (REIT) (Industrial)	558,409

		2,947,604

Spain – 2.1%
8,626	Cellnex Telecom SA (Integrated Telecommunication Services)(a)	518,017
62,194	Merlin Properties Socimi SA (REIT) (Diversified)	593,028

		1,111,045

Sweden – 3.0%
60,375	Castellum AB (Real Estate Operating Companies)	1,539,005

Switzerland – 2.4%
9,459	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	1,260,115

United Kingdom – 12.6%
63,255	Big Yellow Group plc (REIT) (Specialized)	947,726
175,471	Capital & Counties Properties plc (REIT) (Retail)	348,792
24,728	Derwent London plc (REIT) (Office)	1,050,918
130,976	Segro plc (REIT) (Industrial)	1,699,512
206,845	Tritax Big Box REIT plc (REIT) (Industrial)	475,230
433,869	Tritax EuroBox plc (Diversified)(a)	575,089

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
101,159	UNITE Group plc (The) (REIT) (Residential)	$1,445,080

		6,542,347

TOTAL COMMON STOCKS
(Cost $48,055,514)		$50,399,146

Shares	Dividend Rate	Value

Investment Company(b) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,168,707	0.026%	$1,168,707
(Cost $1,168,707)

TOTAL INVESTMENTS – 99.5%
(Cost $49,224,221)		$51,567,853

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		240,708

NET ASSETS – 100.0%		$51,808,561

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 98.8%
Health Care – 11.9%
44,200	Healthcare Realty Trust, Inc. (REIT)	$1,308,320
108,777	Healthpeak Properties, Inc. (REIT)	3,288,329
85,101	Ventas, Inc. (REIT)	4,173,353
82,620	Welltower, Inc. (REIT)	5,338,904

		14,108,906

Hotel – 6.6%
196,764	Host Hotels & Resorts, Inc. (REIT)	2,878,657
70,387	Pebblebrook Hotel Trust (REIT)	1,323,276
110,568	RLJ Lodging Trust (REIT)	1,564,537
32,056	Ryman Hospitality Properties, Inc. (REIT)	2,172,115

		7,938,585

Industrial – 15.5%
23,846	Americold Realty Trust (REIT)	890,171
96,760	Duke Realty Corp. (REIT)	3,867,497
18,397	EastGroup Properties, Inc. (REIT)	2,539,890
101,693	Prologis, Inc. (REIT)	10,134,724
18,476	Terreno Realty Corp. (REIT)	1,081,031

		18,513,313

Office – 11.3%
24,850	Alexandria Real Estate Equities, Inc. (REIT)	4,428,767
11,659	Boston Properties, Inc. (REIT)	1,102,125
53,258	Cousins Properties, Inc. (REIT)	1,784,143
44,878	Highwoods Properties, Inc. (REIT)	1,778,515
59,295	Hudson Pacific Properties, Inc. (REIT)	1,424,266
27,765	Kilroy Realty Corp. (REIT)	1,593,711
37,638	Vornado Realty Trust (REIT)	1,405,403

		13,516,930

Residential – 20.5%
22,647	AvalonBay Communities, Inc. (REIT)	3,633,258
31,709	Camden Property Trust (REIT)	3,168,363
51,641	Equity LifeStyle Properties, Inc. (REIT)	3,271,974
54,233	Equity Residential (REIT)	3,214,932
17,007	Essex Property Trust, Inc. (REIT)	4,037,802
122,102	Invitation Homes, Inc. (REIT)	3,626,429
23,817	Sun Communities, Inc. (REIT)	3,618,993

		24,571,751

Retail – 7.7%
15,620	Federal Realty Investment Trust (REIT)	1,329,574
39,095	Regency Centers Corp. (REIT)	1,782,341
60,351	Simon Property Group, Inc. (REIT)	5,146,733
76,098	Urban Edge Properties (REIT)	984,708

		9,243,356

Specialized – 25.3%
4,549	American Tower Corp. (REIT)	1,021,069
14,065	CoreSite Realty Corp. (REIT)	1,762,063
77,286	CubeSmart (REIT)	2,597,583
27,945	CyrusOne, Inc. (REIT)	2,044,177
23,321	Digital Realty Trust, Inc. (REIT)	3,253,513
14,009	Equinix, Inc. (REIT)	10,004,948

Common Stocks – (continued)
Specialized – (continued)
24,498	Extra Space Storage, Inc. (REIT)	2,838,338
23,743	Life Storage, Inc. (REIT)	2,834,677
10,849	Public Storage (REIT)	2,505,360
4,078	SBA Communications Corp. (REIT)	1,150,526

		30,012,254

TOTAL INVESTMENTS – 98.8%
(Cost $88,228,871)		$117,905,095

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,483,732

NET ASSETS – 100.0%		$119,388,827

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2020

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $151,579,627, $48,055,514 and $88,228,871)	$176,010,968	$50,399,146	$117,905,095
Investments in affiliated issuers, at value (cost $2,365,286, $1,168,707 and $0)	2,365,286	1,168,707	—
Cash	605,896	106,846	649,512
Foreign currencies, at value (cost $33,741, $127,243 and $0)	34,736	127,172	—
Receivables:
Dividends	666,713	84,602	566,841
Fund shares sold	310,000	7	663,961
Foreign tax reclaims	154,196	95,403	—
Reimbursement from investment adviser	42,436	39,028	39,578
Securities lending income	216	227	—
Due from custodian	—	77,954	—
Other assets	52,919	26,666	42,228
Total assets	180,243,366	52,125,758	119,867,215

Liabilities:
Payables:
Fund shares redeemed	163,058	719	226,554
Management fees	138,453	39,654	86,835
Distribution and Service fees and Transfer Agency fees	4,576	2,043	12,181
Investments purchased	—	77,954	—
Accrued expenses	158,211	196,827	152,818
Total liabilities	464,298	317,197	478,388

Net Assets:
Paid-in capital	172,508,253	63,546,962	86,935,549
Total distributable earnings (loss)	7,270,815	(11,738,401)	32,453,278
NET ASSETS	$179,779,068	$51,808,561	$119,388,827
Net Assets:
Class A	$50,343	$2,005,011	$19,177,239
Class C	50,216	75,549	1,332,409
Institutional	2,150,454	4,864,405	23,409,225
Service	—	—	939,746
Investor	31,576	71,118	2,289,204
Class R6	144,289,692	12,231	1,115,694
Class R	30,745	—	909,843
Class P	33,176,042	44,780,247	70,215,467
Total Net Assets	$179,779,068	$51,808,561	$119,388,827
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,912	310,877	1,737,913
Class C	4,932	11,637	129,279
Institutional	209,800	781,686	2,025,568
Service	—	—	84,254
Investor	3,088	11,128	204,667
Class R6	14,105,960	1,967	96,534
Class R	3,012	—	83,739
Class P	3,245,068	7,213,445	6,079,700
Net asset value, offering and redemption price per share:(a)
Class A	$10.25	$6.45	$11.03
Class C	10.18	6.49	10.31
Institutional	10.25	6.22	11.56
Service	—	—	11.15
Investor	10.23	6.39	11.19
Class R6	10.23	6.22	11.56
Class R	10.21	—	10.87
Class P	10.22	6.21	11.55

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $10.85, $6.83 and $11.67, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2020

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $208,677, $41,659 and $0)	$4,618,894	$1,677,808	$3,018,167

Dividends — affiliated issuers	13,967	4,772	2,697

Securities lending income — affiliated issuer	8,005	6,712	—

Interest	—	—	111

Total investment income	4,640,866	1,689,292	3,020,975

Expenses:

Management fees	1,702,329	540,441	1,112,904

Custody, accounting and administrative services	121,495	131,689	98,290

Professional fees	118,611	122,568	112,915

Registration fees	115,064	88,827	115,423

Transfer Agency fees(a)	55,329	20,905	78,633

Printing and mailing costs	44,033	35,126	45,906

Trustee fees	20,756	20,554	20,663

Distribution and Service (12b-1) fees(a)	646	6,165	73,848

Service fees — Class C	129	249	4,541

Shareholder administration fees — Service Shares	—	—	2,749

Other	23,860	50,647	31,186

Total expenses	2,202,252	1,017,171	1,697,058

Less — expense reductions	(441,120)	(448,925)	(421,268)

Net expenses	1,761,132	568,246	1,275,790

NET INVESTMENT INCOME	2,879,734	1,121,046	1,745,185

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(10,695,516)	(2,649,386)	12,433,337

Foreign currency transactions	(1,325)	23,914	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(9,369,212)	(4,725,831)	(26,856,048)

Foreign currency translation	10,586	(603)	—

Net realized and unrealized loss	(20,055,467)	(7,351,906)	(14,422,711)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,175,733)	$(6,230,860)	$(12,677,526)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Real Estate Securities	$116	$387	N/A	$143	$79	$88	$780	N/A	$50	$45,263	$48	$9,021
International Real Estate Securities	5,419	746	N/A	N/A	3,685	169	2,138	N/A	157	4	N/A	14,752
Real Estate Securities	52,491	13,623	$2,749	4,985	35,694	3,088	9,566	$440	5,369	287	1,695	22,494

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund		International Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$2,879,734	$4,892,864	$1,121,046	$1,773,253

Net realized gain (loss)	(10,696,841)	10,714,347	(2,625,472)	2,198,843

Net change in unrealized gain (loss)	(9,358,626)	42,541,227	(4,726,434)	12,860,539
Net increase (decrease) in net assets resulting from operations	(17,175,733)	58,148,438	(6,230,860)	16,832,635

Distributions to shareholders:

From distributable earnings:

Class A Shares	(609)	(8,437)	(15,239)	(183,401)

Class C Shares	(383)	(4,483)	(232)	(8,170)

Institutional Shares	(31,174)	(167,237)	(60,522)	(468,447)

Investor Shares	(436)	(2,592)	(870)	(7,508)

Class R6 Shares	(323)	(15,480,001)	(120)	(1,403)

Class R Shares	(2,372,452)	(2,388)	—	—

Class P Shares	(453,308)	(3,426,805)	(532,922)	(4,954,363)

Return of capital

Class A Shares	(36)	—	—	—

Class C Shares	(41)	—	—	—

Institutional Shares	(1,508)	—	—	—

Investor Shares	(22)	—	—	—

Class R6 Shares	(22)	—	—	—

Class R Shares	(116,461)	—	—	—

Class P Shares	(22,783)	—	—	—
Total distributions to shareholders	(2,999,558)	(19,091,943)	(609,905)	(5,623,292)

From share transactions:

Proceeds from sales of shares	41,090,365	16,341,265	19,591,950	3,018,061

Reinvestment of distributions	2,999,558	19,091,244	609,717	5,620,083

Cost of shares redeemed	(82,690,864)	(137,841,618)	(41,602,561)	(35,565,954)

Net decrease in net assets resulting from share transactions	(38,600,941)	(102,409,109)	(21,400,894)	(26,927,810)

TOTAL DECREASE	(58,776,232)	(63,352,614)	(28,241,659)	(15,718,467)

Net Assets:
Beginning of year	238,555,300	301,907,914	80,050,220	95,768,687

End of year	$179,779,068	$238,555,300	$51,808,561	$80,050,220

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$1,745,185	$2,998,430

Net realized gain	12,433,337	18,432,828
Net change in unrealized gain (loss)	(26,856,048)	16,996,855
Net increase (decrease) in net assets resulting from operations	(12,677,526)	38,428,113

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,884,068)	(4,434,753)
Class C Shares	(137,431)	(465,177)
Institutional Shares	(2,203,861)	(4,792,454)
Service Shares	(90,056)	(276,914)
Investor Shares	(230,536)	(820,674)
Class R6 Shares	(101,806)	(149,539)
Class R Shares	(86,660)	(241,139)
Class P Shares	(6,634,674)	(14,663,341)
Total distributions to shareholders	(11,369,092)	(25,843,991)

From share transactions:

Proceeds from sales of shares	30,451,351	16,358,201

Reinvestment of distributions	11,186,191	25,157,239

Cost of shares redeemed	(56,542,166)	(58,110,627)

Net decrease in net assets resulting from share transactions	(14,904,624)	(16,595,187)

TOTAL DECREASE	(38,951,242)	(4,011,065)

Net Assets:
Beginning of year	158,340,069	162,351,134

End of year	$119,388,827	$158,340,069

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.14	$9.79	$10.64	$10.05	$10.44

Net investment income(a)	0.12	0.17	0.19	0.21	0.17

Net realized and unrealized gain (loss)	(0.88)	2.01	(0.79)	0.63	(0.08)

Total from investment operations	(0.76)	2.18	(0.60)	0.84	0.09

Distributions to shareholders from net investment income	(0.10)	(0.53)	(0.20)	(0.25)	(0.29)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (b)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.02)

Total distributions	(0.13)	(0.83)	(0.25)	(0.25)	(0.48)

Net asset value, end of year	$10.25	$11.14	$9.79	$10.64	$10.05

Total return(c)	(6.63)%	22.47%	(5.77)%	8.50%	0.82%

Net assets, end of year (in 000s)	$50	$54	$905	$1,768	$32

Ratio of net expenses to average net assets	1.35%	1.36%	1.37%	1.39%	1.44%

Ratio of total expenses to average net assets	1.60%	1.52%	1.52%	1.59%	4.34%

Ratio of net investment income to average net assets	1.21%	1.55%	1.85%	2.03%	1.57%

Portfolio turnover rate(d)	75%	42%	67%	58%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.09	$9.79	$10.64	$10.04	$10.43

Net investment income(a)	0.04	0.11	0.12	0.12	0.10

Net realized and unrealized gain (loss)	(0.87)	1.98	(0.80)	0.65	(0.09)

Total from investment operations	(0.83)	2.09	(0.68)	0.77	0.01

Distributions to shareholders from net investment income	(0.05)	(0.49)	(0.12)	(0.17)	(0.21)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (b)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.02)

Total distributions	(0.08)	(0.79)	(0.17)	(0.17)	(0.40)

Net asset value, end of year	$10.18	$11.09	$9.79	$10.64	$10.04

Total return(c)	(7.39)%	21.60%	(6.45)%	7.72%	0.11%

Net assets, end of year (in 000s)	$50	$66	$27	$28	$36

Ratio of net expenses to average net assets	2.10%	2.11%	2.12%	2.15%	2.15%

Ratio of total expenses to average net assets	2.34%	2.29%	2.27%	2.79%	5.31%

Ratio of net investment income to average net assets	0.45%	0.96%	1.20%	1.15%	0.93%

Portfolio turnover rate(d)	75%	42%	67%	58%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.13	$9.82	$10.66	$10.06	$10.44

Net investment income (loss)(a)	0.15	0.22	(0.03)	0.24	0.24

Net realized and unrealized gain (loss)	(0.87)	2.00	(0.54)	0.65	(0.10)

Total from investment operations	(0.72)	2.22	(0.57)	0.89	0.14

Distributions to shareholders from net investment income	(0.13)	(0.61)	(0.22)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (b)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.03)

Total distributions	(0.16)	(0.91)	(0.27)	(0.29)	(0.52)

Net asset value, end of year	$10.25	$11.13	$9.82	$10.66	$10.06

Total return(c)	(6.26)%	22.91%	(5.41)%	8.96%	1.30%

Net assets, end of year (in 000s)	$2,150	$2,131	$1,855	$338,527	$27,663

Ratio of net expenses to average net assets	0.97%	0.97%	1.00%	1.00%	1.00%

Ratio of total expenses to average net assets	1.22%	1.15%	1.18%	1.24%	2.82%

Ratio of net investment income (loss) to average net assets	1.60%	1.98%	(0.26)%	2.31%	2.23%

Portfolio turnover rate(d)	75%	42%	67%	58%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.11	$9.80	$10.65	$10.05	$10.44

Net investment income(b)	0.14	0.21	0.23	0.22	0.20

Net realized and unrealized gain (loss)	(0.87)	2.00	(0.81)	0.65	(0.09)

Total from investment operations	(0.73)	2.21	(0.58)	0.87	0.11

Distributions to shareholders from net investment income	(0.12)	(0.60)	(0.22)	(0.27)	(0.31)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (c)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.02)

Total distributions	(0.15)	(0.90)	(0.27)	(0.27)	(0.50)

Net asset value, end of year	$10.23	$11.11	$9.80	$10.65	$10.05

Total return(d)	(6.37)%	22.79%	(5.50)%	8.80%	1.05%

Net assets, end of year (in 000s)	$32	$34	$27	$29	$27

Ratio of net expenses to average net assets	1.10%	1.11%	1.12%	1.15%	1.15%

Ratio of total expenses to average net assets	1.34%	1.29%	1.27%	1.75%	4.22%

Ratio of net investment income to average net assets	1.45%	1.85%	2.20%	2.13%	1.85%

Portfolio turnover rate(e)	75%	42%	67%	58%	60%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.11	$9.80	$10.66	$10.06	$10.44

Net investment income(a)	0.15	0.21	0.29	0.24	0.21

Net realized and unrealized gain (loss)	(0.87)	2.01	(0.86)	0.65	(0.07)

Total from investment operations	(0.72)	2.22	(0.57)	0.89	0.14

Distributions to shareholders from net investment income	(0.13)	(0.61)	(0.24)	(0.29)	(0.33)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (b)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.02)

Total distributions	(0.16)	(0.91)	(0.29)	(0.29)	(0.52)

Net asset value, end of year	$10.23	$11.11	$9.80	$10.66	$10.06

Total return(c)	(6.27)%	22.97%	(5.44)%	8.97%	1.31%

Net assets, end of year (in 000s)	$144,290	$193,139	$259,662	$29	$27

Ratio of net expenses to average net assets	0.96%	0.96%	0.97%	0.99%	0.98%

Ratio of total expenses to average net assets	1.20%	1.14%	1.11%	1.59%	4.05%

Ratio of net investment income to average net assets	1.58%	1.90%	2.76%	2.29%	2.02%

Portfolio turnover rate(d)	75%	42%	67%	58%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.10	$9.80	$10.65	$10.05	$10.44

Net investment income(a)	0.09	0.15	0.18	0.17	0.14

Net realized and unrealized gain (loss)	(0.87)	1.99	(0.81)	0.65	(0.08)

Total from investment operations	(0.78)	2.14	(0.63)	0.82	0.06

Distributions to shareholders from net investment income	(0.08)	(0.54)	(0.17)	(0.22)	(0.26)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—	— (b)	(0.17)

Distributions to shareholders from return of capital	(0.01)	—	(0.05)	—	(0.02)

Total distributions	(0.11)	(0.84)	(0.22)	(0.22)	(0.45)

Net asset value, end of year	$10.21	$11.10	$9.80	$10.65	$10.05

Total return(c)	(6.83)%	22.10%	(5.97)%	8.26%	0.57%

Net assets, end of year (in 000s)	$31	$33	$27	$29	$27

Ratio of net expenses to average net assets	1.60%	1.61%	1.62%	1.65%	1.65%

Ratio of total expenses to average net assets	1.84%	1.79%	1.77%	2.25%	4.73%

Ratio of net investment income to average net assets	0.95%	1.35%	1.70%	1.63%	1.35%

Portfolio turnover rate(d)	75%	42%	67%	58%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$11.11	$9.80	$10.30

Net investment income(a)	0.15	0.22	0.23

Net realized and unrealized gain (loss)	(0.88)	2.01	(0.50)

Total from investment operations	(0.73)	2.23	(0.27)

Distributions to shareholders from net investment income	(0.13)	(0.62)	(0.18)

Distributions to shareholders from net realized gains	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.01)	—	(0.05)

Total distributions	(0.16)	(0.92)	(0.23)

Net asset value, end of period	$10.22	$11.11	$9.80

Total return(b)	(6.36)%	22.98%	(2.69)%

Net assets, end of period (in 000s)	$33,176	$43,099	$39,405

Ratio of net expenses to average net assets	0.96%	0.96%	0.96	%(c)

Ratio of total expenses to average net assets	1.20%	1.14%	1.11	%(c)

Ratio of net investment income to average net assets	1.56%	1.98%	3.15	%(c)

Portfolio turnover rate(d)	75%	42%	67%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.66	$5.90	$6.48	$5.73	$6.09

Net investment income(a)	0.09	0.11	0.13	0.12	0.12

Net realized and unrealized gain (loss)	(0.26)	1.08	(0.59)	0.89	(0.23)

Total from investment operations	(0.17)	1.19	(0.46)	1.01	(0.11)

Distributions to shareholders from net investment income	(0.04)	(0.43)	(0.12)	(0.26)	(0.25)

Net asset value, end of year	$6.45	$6.66	$5.90	$6.48	$5.73

Total return(b)	(2.42)%	20.38%	(7.19)%	17.89%	(1.84)%

Net assets, end of year (in 000s)	$2,005	$2,888	$3,081	$4,377	$5,400

Ratio of net expenses to average net assets	1.37%	1.38%	1.38%	1.39%	1.39%

Ratio of total expenses to average net assets	2.17%	1.89%	1.76%	1.70%	1.62%

Ratio of net investment income to average net assets	1.62%	1.72%	2.04%	2.02%	1.90%

Portfolio turnover rate(c)	55%	30%	43%	38%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.72	$5.94	$6.50	$5.73	$6.09

Net investment income(a)	0.05	0.07	0.09	0.08	0.07

Net realized and unrealized gain (loss)	(0.27)	1.07	(0.60)	0.90	(0.23)

Total from investment operations	(0.22)	1.14	(0.51)	0.98	(0.16)

Distributions to shareholders from net investment income	(0.01)	(0.36)	(0.05)	(0.21)	(0.20)

Net asset value, end of year	$6.49	$6.72	$5.94	$6.50	$5.73

Total return(b)	(3.17)%	19.38%	(7.89)%	17.23%	(2.65)%

Net assets, end of year (in 000s)	$76	$158	$231	$810	$1,148

Ratio of net expenses to average net assets	2.12%	2.13%	2.13%	2.14%	2.14%

Ratio of total expenses to average net assets	2.90%	2.64%	2.49%	2.44%	2.37%

Ratio of net investment income to average net assets	0.86%	0.99%	1.38%	1.26%	1.12%

Portfolio turnover rate(c)	55%	30%	43%	38%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.43	$5.71	$6.26	$5.54	$5.91

Net investment income(a)	0.12	0.13	0.18	0.14	0.14

Net realized and unrealized gain (loss)	(0.27)	1.05	(0.60)	0.87	(0.24)

Total from investment operations	(0.15)	1.18	(0.42)	1.01	(0.10)

Distributions to shareholders from net investment income	(0.06)	(0.46)	(0.13)	(0.29)	(0.27)

Net asset value, end of year	$6.22	$6.43	$5.71	$6.26	$5.54

Total return(b)	(2.16)%	20.86%	(6.72)%	18.45%	(1.63)%

Net assets, end of year (in 000s)	$4,864	$6,938	$10,138	$117,768	$297,473

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of total expenses to average net assets	1.79%	1.50%	1.35%	1.28%	1.22%

Ratio of net investment income to average net assets	2.05%	1.97%	2.90%	2.44%	2.28%

Portfolio turnover rate(c)	55%	30%	43%	38%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.60	$5.85	$6.43	$5.68	$6.04

Net investment income(b)	0.11	0.13	0.14	0.16	0.12

Net realized and unrealized gain (loss)	(0.27)	1.07	(0.58)	0.87	(0.22)

Total from investment operations	(0.16)	1.20	(0.44)	1.03	(0.10)

Distributions to shareholders from net investment income	(0.05)	(0.45)	(0.14)	(0.28)	(0.26)

Net asset value, end of year	$6.39	$6.60	$5.85	$6.43	$5.68

Total return(c)	(2.23)%	20.71%	(7.00)%	18.29%	(1.57)%

Net assets, end of year (in 000s)	$71	$117	$103	$109	$107

Ratio of net expenses to average net assets	1.12%	1.13%	1.13%	1.14%	1.14%

Ratio of total expenses to average net assets	1.93%	1.65%	1.52%	1.45%	1.37%

Ratio of net investment income to average net assets	1.91%	1.94%	2.24%	2.54%	2.05%

Portfolio turnover rate(d)	55%	30%	43%	38%	41%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.43	$5.70	$6.26	$5.54	$5.91

Net investment income(a)	0.12	0.11	0.24	0.14	0.13

Net realized and unrealized gain (loss)	(0.27)	1.08	(0.65)	0.87	(0.23)

Total from investment operations	(0.15)	1.19	(0.41)	1.01	(0.10)

Distributions to shareholders from net investment income	(0.06)	(0.46)	(0.15)	(0.29)	(0.27)

Net asset value, end of year	$6.22	$6.43	$5.70	$6.26	$5.54

Total return(b)	(2.15)%	21.05%	(6.71)%	18.48%	(1.61)%

Net assets, end of year (in 000s)	$12	$12	$202	$11	$9

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.99%	1.02%

Ratio of total expenses to average net assets	1.80%	1.47%	1.29%	1.29%	1.18%

Ratio of net investment income to average net assets	2.05%	1.81%	3.86%	2.41%	2.26%

Portfolio turnover rate(c)	55%	30%	43%	38%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$6.41	$5.70	$6.38

Net investment income(a)	0.11	0.13	0.08

Net realized and unrealized gain (loss)	(0.25)	1.04	(0.61)

Total from investment operations	(0.14)	1.17	(0.53)

Distributions to shareholders from net investment income	(0.06)	(0.46)	(0.15)

Net asset value, end of period	$6.21	$6.41	$5.70

Total return(b)	(2.00)%	20.72%	(8.45)%

Net assets, end of period (in 000s)	$44,780	$69,937	$82,014

Ratio of net expenses to average net assets	0.98%	0.98%	0.98	%(c)

Ratio of total expenses to average net assets	1.77%	1.50%	1.39	%(c)

Ratio of net investment income to average net assets	1.98%	2.10%	1.85	%(c)

Portfolio turnover rate(d)	55%	30%	43%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.27	$12.61	$15.53	$18.40	$19.59

Net investment income(a)	0.12	0.22	0.28	0.30	0.33

Net realized and unrealized gain (loss)	(1.22)	2.92	(0.94)	0.06	0.71

Total from investment operations	(1.10)	3.14	(0.66)	0.36	1.04

Distributions to shareholders from net investment income	(0.14)	(0.22)	(0.37)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.14)	(2.48)	(2.26)	(3.23)	(2.23)

Net asset value, end of year	$11.03	$13.27	$12.61	$15.53	$18.40

Total return(b)	(7.85)%	25.49%	(5.39)%	2.11%	5.38%

Net assets, end of year (in 000s)	$19,177	$27,488	$26,002	$38,120	$54,869

Ratio of net expenses to average net assets	1.29%	1.30%	1.30%	1.31%	1.31%

Ratio of total expenses to average net assets	1.62%	1.57%	1.50%	1.54%	1.52%

Ratio of net investment income to average net assets	1.06%	1.51%	1.88%	1.65%	1.62%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.50	$11.99	$14.88	$17.79	$19.03

Net investment income(a)	0.03	0.10	0.12	0.16	0.18

Net realized and unrealized gain (loss)	(1.14)	2.78	(0.85)	0.06	0.68

Total from investment operations	(1.11)	2.88	(0.73)	0.22	0.86

Distributions to shareholders from net investment income	(0.08)	(0.11)	(0.27)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.08)	(2.37)	(2.16)	(3.13)	(2.10)

Net asset value, end of year	$10.31	$12.50	$11.99	$14.88	$17.79

Total return(b)	(8.50)%	24.62%	(6.12)%	1.38%	4.56%

Net assets, end of year (in 000s)	$1,332	$2,615	$3,568	$12,421	$15,578

Ratio of net expenses to average net assets	2.04%	2.05%	2.05%	2.06%	2.06%

Ratio of total expenses to average net assets	2.37%	2.32%	2.25%	2.29%	2.27%

Ratio of net investment income to average net assets	0.26%	0.69%	0.83%	0.92%	0.91%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.83	$13.05	$15.98	$18.81	$19.97

Net investment income(a)	0.17	0.28	0.23	0.37	0.41

Net realized and unrealized gain (loss)	(1.26)	3.03	(0.86)	0.08	0.74

Total from investment operations	(1.09)	3.31	(0.63)	0.45	1.15

Distributions to shareholders from net investment income	(0.18)	(0.27)	(0.41)	(0.34)	(0.40)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.18)	(2.53)	(2.30)	(3.28)	(2.31)

Net asset value, end of year	$11.56	$13.83	$13.05	$15.98	$18.81

Total return(b)	(7.48)%	26.01%	(5.04)%	2.58%	5.81%

Net assets, end of year (in 000s)	$23,409	$30,069	$31,337	$206,095	$397,211

Ratio of net expenses to average net assets	0.91%	0.92%	0.91%	0.91%	0.91%

Ratio of total expenses to average net assets	1.24%	1.19%	1.12%	1.14%	1.12%

Ratio of net investment income to average net assets	1.47%	1.86%	1.50%	1.98%	2.03%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.40	$12.71	$15.65	$18.52	$19.71

Net investment income(a)	0.11	0.21	0.26	0.29	0.31

Net realized and unrealized gain (loss)	(1.23)	2.94	(0.95)	0.06	0.72

Total from investment operations	(1.12)	3.15	(0.69)	0.35	1.03

Distributions to shareholders from net investment income	(0.13)	(0.20)	(0.36)	(0.28)	(0.31)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.13)	(2.46)	(2.25)	(3.22)	(2.22)

Net asset value, end of year	$11.15	$13.40	$12.71	$15.65	$18.52

Total return(b)	(7.95)%	25.40%	(5.56)%	2.07%	5.20%

Net assets, end of year (in 000s)	$940	$1,608	$1,429	$2,446	$2,951

Ratio of net expenses to average net assets	1.41%	1.42%	1.41%	1.41%	1.41%

Ratio of total expenses to average net assets	1.74%	1.69%	1.61%	1.64%	1.62%

Ratio of net investment income to average net assets	0.95%	1.43%	1.73%	1.60%	1.55%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.43	$12.73	$15.65	$18.50	$19.68

Net investment income(b)	0.14	0.24	0.31	0.36	0.39

Net realized and unrealized gain (loss)	(1.22)	2.97	(0.94)	0.06	0.71

Total from investment operations	(1.08)	3.21	(0.63)	0.42	1.10

Distributions to shareholders from net investment income	(0.16)	(0.25)	(0.40)	(0.33)	(0.37)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.16)	(2.51)	(2.29)	(3.27)	(2.28)

Net asset value, end of year	$11.19	$13.43	$12.73	$15.65	$18.50

Total return(c)	(7.59)%	25.84%	(5.18)%	2.42%	5.65%

Net assets, end of year (in 000s)	$2,289	$4,532	$7,969	$10,776	$8,467

Ratio of net expenses to average net assets	1.04%	1.05%	1.05%	1.06%	1.06%

Ratio of total expenses to average net assets	1.36%	1.32%	1.25%	1.29%	1.27%

Ratio of net investment income to average net assets	1.17%	1.64%	2.10%	1.99%	1.92%

Portfolio turnover rate(d)	57%	37%	43%	35%	31%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.83	$13.05	$15.98	$18.81	$19.98

Net investment income(a)	0.18	0.30	0.16	0.41	0.46

Net realized and unrealized gain (loss)	(1.27)	3.01	(0.79)	0.05	0.68

Total from investment operations	(1.09)	3.31	(0.63)	0.46	1.14

Distributions to shareholders from net investment income	(0.18)	(0.27)	(0.41)	(0.35)	(0.40)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.18)	(2.53)	(2.30)	(3.29)	(2.31)

Net asset value, end of year	$11.56	$13.83	$13.05	$15.98	$18.81

Total return(b)	(7.47)%	26.02%	(5.03)%	2.60%	5.77%

Net assets, end of year (in 000s)	$1,116	$973	$797	$227	$42

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.24%	1.18%	1.08%	1.14%	1.09%

Ratio of net investment income to average net assets	1.52%	1.98%	1.02%	2.23%	2.25%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.09	$12.47	$15.39	$18.27	$19.47

Net investment income(a)	0.09	0.18	0.24	0.26	0.29

Net realized and unrealized gain (loss)	(1.19)	2.88	(0.93)	0.05	0.70

Total from investment operations	(1.10)	3.06	(0.69)	0.31	0.99

Distributions to shareholders from net investment income	(0.12)	(0.18)	(0.34)	(0.25)	(0.28)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)	(2.94)	(1.91)

Total distributions	(1.12)	(2.44)	(2.23)	(3.19)	(2.19)

Net asset value, end of year	$10.87	$13.09	$12.47	$15.39	$18.27

Total return(b)	(8.00)%	25.14%	(5.62)%	1.92%	5.08%

Net assets, end of year (in 000s)	$910	$1,440	$1,770	$3,092	$4,156

Ratio of net expenses to average net assets	1.54%	1.55%	1.55%	1.56%	1.56%

Ratio of total expenses to average net assets	1.87%	1.82%	1.75%	1.79%	1.77%

Ratio of net investment income to average net assets	0.79%	1.22%	1.60%	1.45%	1.44%

Portfolio turnover rate(c)	57%	37%	43%	35%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$13.82	$13.04	$14.90

Net investment income(a)	0.17	0.29	0.39

Net realized and unrealized gain (loss)	(1.26)	3.02	(0.01)

Total from investment operations	(1.09)	3.31	0.38

Distributions to shareholders from net investment income	(0.18)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	(1.00)	(2.26)	(1.89)

Total distributions	(1.18)	(2.53)	(2.24)

Net asset value, end of period	$11.55	$13.82	$13.04

Total return(b)	(7.48)%	26.04%	1.36%

Net assets, end of period (in 000s)	$70,215	$89,616	$89,479

Ratio of net expenses to average net assets	0.90%	0.91%	0.90	%(c)

Ratio of total expenses to average net assets	1.23%	1.18%	1.07	%(c)

Ratio of net investment income to average net assets	1.47%	1.90%	3.56	%(c)

Portfolio turnover rate(d)	57%	37%	43%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, R6, R and P	Diversified
International Real Estate Securities	A, C, Institutional, Investor, R6 and P	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

50

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

51

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

52

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2020:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,695,446	$33,239,755	$—

Australia and Oceania	—	7,602,232	—

Europe	2,341,159	31,003,240	—

North America	100,129,136	—	—

Investment Company	2,365,286	—	—

Total	$106,531,027	$71,845,227	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$618,586	$21,520,118	$—

Australia and Oceania	—	4,052,690	—

Europe	857,783	20,162,733	—

North America	3,187,236	—	—

Investment Company	1,168,707	—	—

Total	$5,832,312	$45,735,541	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$117,905,095	$—	$—

Total	$117,905,095	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

53

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	0.93%	0.84%	0.80%	0.78%	0.76%	0.93%	0.93%
International Real Estate Securities	0.95	0.95	0.86	0.81	0.80	0.95	0.95
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $4,621, $1,650 and $841 of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

54

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Real Estate Securities	$10	$3
Real Estate Securities	1,067	3

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$4,621	$436,499	$—	$441,120
International Real Estate Securities	1,650	447,136	139	448,925
Real Estate Securities	841	419,269	1,158	421,268

G.  Line of Credit Facility — As of December 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal

55

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2020, Goldman Sachs earned $596, $43 and $1,503 in brokerage commissions from portfolio transactions on behalf of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$6,122,427	$81,654,173	$(85,411,314)	$2,365,286	2,365,286	$13,967
International Real Estate Securities	1,343,186	33,391,270	(33,565,749)	1,168,707	1,168,707	4,772
Real Estate Securities	836,777	30,422,205	(31,258,982)	—	—	2,697

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Global Real Estate Securities	62%	60%	90%	100%	—%	100%	—%
International Real Estate Securities	—	15	—	15	100	—	—

As of December 31, 2020, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Dynamic Global Equity Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Real Estate Securities	6%	6%	5%	17%	38%

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$135,796,783	$170,261,168
International Real Estate Securities	31,099,937	52,445,648
Real Estate Securities	71,811,343	95,690,364

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities and International Real Estate Securities Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and International Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Global Real Estate Securities and International Real Estate Securities Funds did not have securities on loan as of December 31, 2020.

Each of the Global Real Estate Securities and International Real Estate Securities Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2020		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
Global Real Estate Securities	$887	$—	$—
International Real Estate Securities	746	1,289	—

57

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020
Global Real Estate Securities	$—	$9,413,799	$(9,413,799)	$—
International Real Estate Securities	—	6,856,343	(6,856,343)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$2,658,332	$609,905	$1,929,291
Net long-term capital gains	200,353		9,439,801
Return of capital	140,873	—	—
Total taxable distributions	$2,999,558	$609,905	$11,369,092

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$14,498,089	$5,623,292	$3,413,936
Net long-term capital gains	4,593,854	—	22,430,055
Total taxable distributions	$19,091,943	$5,623,292	$25,843,991

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income	$—	$390,421	$297,779
Undistributed long-term capital gains	—	—	3,674,032
Total undistributed earnings	$—	$390,421	$3,971,811
Capital loss carryforwards:
Perpetual short-term	(1,965,256)	(352,616)	—
Perpetual long-term	(5,981,265)	(12,171,625)	—
Total capital loss carryforwards	$(7,946,521)	$(12,524,241)	$—
Timing differences (Real Estate Investment Trusts and Post October Capital Loss Deferral)	65,555	—	18,092
Unrealized gains — net	15,151,781	395,419	28,463,375
Total accumulated gains (losses) — net	$7,270,815	$(11,738,401)	$32,453,278

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$163,237,005	$51,182,649	$89,441,720
Gross unrealized gain	19,819,452	4,788,551	32,358,665
Gross unrealized loss	(4,667,671)	(4,393,132)	(3,895,290)
Net unrealized gain	$15,151,781	$395,419	$28,463,375

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of real estate investment trust investments, partnership investments and passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

8. OTHER RISKS (continued)

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The International Real Estate Securities and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	31	$345	23	$261
Reinvestment of distributions	71	645	758	8,437
Shares redeemed	(4)	(41)	(88,399)	(987,808)
	98	949	(87,618)	(979,110)
Class C Shares
Shares sold	—	—	2,809	30,000
Reinvestment of distributions	45	424	405	4,483
Shares redeemed	(1,043)	(9,389)	—	—
	(998)	(8,965)	3,214	34,483
Institutional Shares
Shares sold	19,341	204,292	450	5,301
Reinvestment of distributions	3,610	32,682	14,952	166,539
Shares redeemed	(4,532)	(43,736)	(12,907)	(145,191)
	18,419	193,238	2,495	26,649
Investor Shares
Reinvestment of distributions	51	458	233	2,592
	51	458	233	2,592
Class R6 Shares
Shares sold	2,017,932	18,813,179	1,125,142	12,571,602
Reinvestment of distributions	276,148	2,488,913	1,392,686	15,480,001
Shares redeemed	(5,568,483)	(54,042,521)	(11,628,948)	(128,169,723)
	(3,274,403)	(32,740,429)	(9,111,120)	(100,118,120)
Class R Shares
Reinvestment of distributions	38	345	215	2,387
	38	345	215	2,387
Class P Shares
Shares sold	2,568,798	22,072,549	334,832	3,734,101
Reinvestment of distributions	53,027	476,091	308,494	3,426,805
Shares redeemed	(3,257,812)	(28,595,177)	(784,773)	(8,538,896)
	(635,987)	(6,046,537)	(141,447)	(1,377,990)

NET DECREASE	(3,892,782)	$(38,600,941)	(9,334,028)	$(102,409,109)

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,555	$83,687	17,313	$115,284
Reinvestment of distributions	2,770	15,123	27,666	181,458
Shares redeemed	(139,827)	(769,843)	(133,563)	(880,310)
	(122,502)	(671,033)	(88,584)	(583,568)
Class C Shares
Shares sold	551	3,383	7,654	50,574
Reinvestment of distributions	42	232	1,236	8,170
Shares redeemed	(12,454)	(72,451)	(24,265)	(160,041)
	(11,861)	(68,836)	(15,375)	(101,297)
Institutional Shares
Shares sold	20,583	123,358	8,716	56,319
Reinvestment of distributions	11,310	60,450	73,914	468,031
Shares redeemed	(329,293)	(1,827,794)	(779,156)	(4,946,254)
	(297,400)	(1,643,986)	(696,526)	(4,421,904)
Investor Shares
Shares sold	1,286	7,362	5,647	36,236
Reinvestment of distributions	159	870	1,155	7,508
Shares redeemed	(8,032)	(49,166)	(6,685)	(43,263)
	(6,587)	(40,934)	117	481
Class R6 Shares
Shares sold	—	—	2,984	17,500
Reinvestment of distributions	23	120	221	1,403
Shares redeemed	—	—	(36,615)	(231,407)
	23	120	(33,410)	(212,504)
Class P Shares
Shares sold	3,763,846	19,374,160	450,105	2,742,148
Reinvestment of distributions	99,884	532,922	783,596	4,953,513
Shares redeemed	(7,553,506)	(38,883,307)	(4,727,059)	(29,304,679)
	(3,689,776)	(18,976,225)	(3,493,358)	(21,609,018)

NET DECREASE	(4,128,103)	$(21,400,894)	(4,327,136)	$(26,927,810)

63

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	151,591	$1,711,995	227,288	$3,201,254
Reinvestment of distributions	167,283	1,784,623	312,466	4,079,245
Shares redeemed	(652,041)	(7,478,412)	(530,890)	(7,780,801)
	(333,167)	(3,981,794)	8,864	(500,302)
Class C Shares
Shares sold	12,822	136,861	28,594	401,009
Reinvestment of distributions	13,271	132,433	33,147	405,126
Shares redeemed	(106,025)	(1,084,385)	(150,042)	(2,062,750)
	(79,932)	(815,091)	(88,301)	(1,256,615)
Institutional Shares
Shares sold	203,539	2,421,613	135,002	2,050,337
Reinvestment of distributions	197,171	2,200,981	350,890	4,783,526
Shares redeemed	(549,710)	(6,405,332)	(713,201)	(10,667,043)
	(149,000)	(1,782,738)	(227,309)	(3,833,180)
Service Shares
Shares sold	17,117	186,599	31,027	448,622
Reinvestment of distributions	4,306	46,371	11,363	149,446
Shares redeemed	(57,146)	(595,416)	(34,795)	(509,930)
	(35,723)	(362,446)	7,595	88,138
Investor Shares
Shares sold	245,653	3,153,946	247,679	3,565,982
Reinvestment of distributions	21,337	230,536	61,364	816,930
Shares redeemed	(399,865)	(4,922,922)	(597,713)	(8,946,471)
	(132,875)	(1,538,440)	(288,670)	(4,563,559)
Class R6 Shares
Shares sold	29,934	329,275	26,237	418,449
Reinvestment of distributions	6,877	76,897	7,753	105,815
Shares redeemed	(10,623)	(127,504)	(24,717)	(371,927)
	26,188	278,668	9,273	152,337
Class R Shares
Shares sold	22,185	256,198	29,969	425,456
Reinvestment of distributions	7,577	79,676	11,952	153,893
Shares redeemed	(56,007)	(628,800)	(73,920)	(1,077,467)
	(26,245)	(292,926)	(31,999)	(498,118)
Class P Shares
Shares sold	2,099,373	22,254,864	398,650	5,847,092
Reinvestment of distributions	594,839	6,634,674	1,076,244	14,663,258
Shares redeemed	(3,099,620)	(35,299,395)	(1,851,220)	(26,694,238)
	(405,408)	(6,409,857)	(376,326)	(6,183,888)

NET DECREASE	(1,136,162)	$(14,904,624)	(986,873)	$(16,595,187)

64

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

66

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Class A

Actual	$1,000	$1,142.60		$7.27	$1,000	$1,172.70		$7.48	$1,000	$1,114.40		$6.86
Hypothetical 5% return	1,000	1,018.35	+	6.85	1,000	1,018.25	+	6.95	1,000	1,018.65	+	6.55
Class C

Actual	1,000	1,137.60		11.28	1,000	1,169.40		11.56	1,000	1,111.40		10.83
Hypothetical 5% return	1,000	1,014.58	+	10.63	1,000	1,014.48	+	10.74	1,000	1,014.88	+	10.33
Institutional

Actual	1,000	1,143.70		5.23	1,000	1,175.20		5.41	1,000	1,118.00		4.84
Hypothetical 5% return	1,000	1,020.26	+	4.93	1,000	1,020.16	+	5.03	1,000	1,020.56	+	4.62
Service

Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,114.80		7.50
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.05	+	7.15
Investor

Actual	1,000	1,143.60		5.93	1,000	1,175.50		6.12	1,000	1,117.50		5.54
Hypothetical 5% return	1,000	1,019.61	+	5.58	1,000	1,019.51	+	5.69	1,000	1,019.91	+	5.28
Class R6

Actual	1,000	1,144.00		5.17	1,000	1,175.30		5.36	1,000	1,118.00		4.79
Hypothetical 5% return	1,000	1,020.31	+	4.88	1,000	1,020.21	+	4.98	1,000	1,020.61	+	4.57
Class R

Actual	1,000	1,141.20		8.61	N/A	N/A		N/A	1,000	1,114.40		8.18
Hypothetical 5% return	1,000	1,017.09	+	8.11	N/A	N/A		N/A	1,000	1,017.39	+	7.81
Class P

Actual	1,000	1,144.20		5.17	1,000	1,175.60		5.36	1,000	1,117.20		4.79
Hypothetical 5% return	1,000	1,020.31	+	4.88	1,000	1,020.21	+	4.98	1,000	1,020.61	+	4.57

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Real Estate Securities	1.35%	2.10%	0.97%	N/A	1.10%	0.96%	1.60%	0.96%
International Real Estate Securities	1.37	2.12	0.99	N/A	1.12	0.98	N/A	0.98
Real Estate Securities	1.29	2.04	0.91	1.41	1.04	0.90	1.54	0.90

67

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

68

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

69

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

70

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

71

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust — Real Estate Securities Funds — Tax Information (Unaudited)

For the year ended December 31, 2020, 47.82% and 98.54% of the dividends paid from net investment company taxable income by the Global Real Estate Securities Fund and the Real Estate Securities Fund, respectively, qualify as section 199A dividends.

For the 2020 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1395 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 96.27%. The total amount of foreign taxes paid by the Fund was $0.0031 per share.

For the fiscal year ended December 31, 2020, 34.58% and 100% of the dividends paid from net investment company taxable income by Global Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Real Estate Securities and Real Estate Securities Funds designates $200,353 and $9,439,801, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

During the year ended December 31, 2020, the Global Real Estate Securities and Real Estate Securities Funds designates $186,020 and $87,618, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. RESAR-21 230838-OTU-02/2021

Goldman Sachs Funds

Annual Report	December 31, 2020

Alternative Funds
Absolute Return Tracker
Alternative Premia
Commodity Strategy
Managed Futures Strategy

Goldman Sachs Alternative Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 3.29%, 2.43%, 3.60%, 3.54%, 3.71%, 3.06% and 3.61%, respectively. These returns compare to the 6.79% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, posted solid gains during the Reporting Period. Event driven hedge funds, as measured by the HFRX Event Driven Index, were strongest, returning 8.89%. Relative value hedge funds followed, with the HFRX Relative Value Arbitrage Index returning 8.14% for the Reporting Period. Equity long/short hedge funds funds, as measured by the HFRX Equity Hedge Index, returned 4.60%. Global macro hedge funds were weakest but still posted positive returns, with the HFRX Macro/CTA Index generating a return of 4.29% for the Reporting Period.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 0.41% in the first month of 2020. Equity markets declined across regions in January with heightened volatility at the end of the month driven by concerns regarding the outbreak of COVID-19. Government bond yields generally fell, and the U.S. dollar gained against global currencies given the flight to safety environment. Commodities were mixed but fell overall, with energy declining most. Hedge funds were mixed across styles for the month, as the HFRX Macro/CTA Index, HFRX Relative Value Arbitrage Index and HFRX Event Driven Index posted gains, while the HFRX Equity Hedge Index declined for the month. Hedge funds were down overall in February 2020, with the HFRX Global Hedge Fund Index returning -1.44% for the month. Equity markets declined sharply across regions in February with heightened volatility driven by concerns regarding COVID-19. Government bond yields fell, and the U.S. dollar gained against developed currencies in the first half of the month before declining modestly in the latter half. Commodities were mixed but fell overall, with energy declining most, including double-digit declines in crude oil. Hedge funds were down across all four major styles for the month, with the HFRX Equity Hedge Index posting the largest decline. Hedge funds were again down overall in March 2020, with the HFRX Global Hedge Fund Index returning -5.88% for the month. Equity markets declined sharply across regions in March, with the MSCI World Index posting its worst performance since October 2008 amid heightened volatility driven by concerns regarding COVID-19. Government bond yields fell overall for the month, although volatility in rates markets was elevated mid-month. Commodities fell overall, with energy declining most as crude oil prices hit lows not seen since 2002. Hedge funds were down across all four major styles for the month, with the HFRX Equity Hedge Index declining most.

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

1

PORTFOLIO RESULTS

Hedge funds were up overall in April 2020, with the HFRX Global Hedge Fund Index returning 2.88% for the month. Equity markets rebounded sharply across regions in April. Government bond yields fell overall for the month; the U.S. dollar ended the month flat; and commodities also ended the month essentially flat as a whole. Hedge funds were up across all four major styles for the month, led higher by the HFRX Equity Hedge Index. Hedge funds were up again overall in May 2020, with the HFRX Global Hedge Fund Index returning 1.44% for the month. Equity markets continued to rebound across regions and geographies, as investor focus shifted from the economic lockdown to potential reopening. Government bond markets were broadly flat for the month; the U.S. dollar weakened versus global currencies; and commodities posted some of their strongest one-month gains in nearly a decade. Hedge funds were up across all four major styles for the month, with the HFRX Relative Value Arbitrage Index strongest, followed closely by the HFRX Event Driven Index. Hedge funds were up overall in June 2020, with the HFRX Global Hedge Fund Index returning 1.75% for the month. Global equity markets were up overall in June amid continued optimism, despite a mid-month spike in volatility around concerns of a potential second wave of COVID-19 cases. Government bond markets were mixed across regions but flat in the U.S. The U.S. dollar weakened versus global currencies, and commodities, particularly energy, continued to rebound. Hedge funds were mixed across styles for the month, as the HFRX Event Driven, HFRX Equity Hedge and HFRX Relative Value Arbitrage indices posted gains, while the HFRX Macro/CTA Index was slightly down.

Hedge funds were up overall in July 2020, with the HFRX Global Hedge Fund Index returning 1.35% for the month. Global equity markets were mixed across regions but rallied overall in July amid investor optimism. Government bond markets declined across most regions. The U.S. dollar weakened further versus global currencies, and commodities, especially precious metals, continued to rebound. Hedge funds were up across all four major styles for the month led by relative value hedge funds. Hedge funds were up again overall in August 2020, with the HFRX Global Hedge Fund Index returning 1.54% for the month. Global equity markets continued to rally in August against a backdrop of better than consensus expected second quarter earnings and optimism regarding the potential for a COVID-19 vaccine. Government bond yields rose across most regions; the U.S. dollar weakened further versus global currencies; and most commodities continued to rally.
Hedge funds were up across all four major styles for the month, led by equity long/short funds. In a reversal after five months of gains, hedge funds were down overall, albeit modestly, in September 2020, with the HFRX Global Hedge Fund Index returning -0.17% for the month. Equity markets declined across regions in September amid uncertainty ahead of the U.S. elections and surrounding the potential for further fiscal stimulus. Government bond yields declined across most regions. The U.S. dollar strengthened versus global currencies after weakening during the summer, and commodities were mixed. Event driven hedge funds were up the most of the four major style categories, while equity long/short hedge funds were virtually flat, and macro and relative value hedge funds were down for the month.

Hedge funds were down again overall in October 2020, with the HFRX Global Hedge Fund Index returning -0.22% for the month. Developed market equity markets continued their decline in October amid uncertainty ahead of the U.S. elections and surrounding the path of the COVID-19 pandemic, while emerging market equities were modestly positive. Government bond yields were mixed across regions. The U.S. dollar strengthened versus global currencies, and commodities were mixed. Equity long/short, macro and event driven hedge funds were down for the month overall, while relative value hedge funds gained. Hedge funds then had a strong November 2020, with the HFRX Global Hedge Fund Index returning 2.82% for the month. Both developed market and emerging market equity markets moved sharply higher for the month, as two vaccine makers announced higher than consensus expected COVID-19 vaccine efficacy. Government bond yields were mixed across regions. The U.S. dollar weakened versus global currencies, and commodities broadly rallied. Hedge funds were strongly up across all four major styles for the month, led by equity long/short hedge funds. In December 2020, hedge funds continued to perform strongly, with the HFRX Global Hedge Fund Index returning 2.45% for the month. Both developed market and emerging market equity markets continued their move higher, as investors positioned for COVID-19 vaccine-induced economic gains. Government bond yields were mixed across regions. The U.S. dollar weakened versus global currencies, and commodities broadly rallied. For the second consecutive month, hedge funds were up across all four major styles in December, led by equity long/short hedge funds.

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund posted positive absolute returns that underperformed the HFRX Global Hedge Fund Index on a relative basis. On an absolute basis, two of the Fund’s four Sub-Strategies contributed positively to performance during the Reporting Period, and two detracted.

Among the Fund’s four Sub-Strategies, the Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) contributed the most. Exposure to emerging markets equities also contributed positively as did exposure to global growth stocks. Conversely, exposure to the Fund’s long/short equity value strategy detracted most from results.

The Fund’s Macro Hedge Fund Sub-Strategy also contributed positively to the Fund’s return on an absolute basis during the Reporting Period, with its trend-following strategy adding the most. Within that strategy, exposure to commodities and bonds performed best. Conversely, long exposure to a broad commodity index performed worst.

The Fund’s Relative Value Hedge Fund Sub-Strategy detracted modestly from the Fund’s absolute return during the Reporting Period. Exposure to energy Master Limited Partnerships detracted most, only partially offset by its convertible arbitrage strategy, which contributed most positively.

The Fund’s Event Driven Hedge Fund Sub-Strategy also detracted modestly from the Fund’s absolute return during the Reporting Period. Short exposure to small-cap U.S. equities detracted the most, partially offset by exposure to high yield credit, which contributed most positively.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to a broad commodity index, Master Limited Partnerships, and developed market and developed market growth equity indices. The Fund also used listed put options on the S&P 500 Index within the put writing sub-strategies to gain exposure to U.S. large cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. These derivatives overall generated negative returns during the Reporting Period, however the use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

During the Reporting Period, we made several process enhancements that were a product of our ongoing research that seeks to position the Fund well to capture the risk and return profile of the dynamic and ever-changing hedge fund universe. The enhancements focused on our Equity Long/Short and Macro Hedge Fund Sub-Strategies. We refined the granularity with which we examine each respective hedge fund universe, with the aim of best reflecting the most recent composition of those hedge fund manager categories within our investment process. Additionally, we augmented and refined the set of factors we use in each Sub-Strategy. For example, in the Equity Long/Short Hedge Fund Sub-Strategy, we enhanced our proprietary hedge fund stock selection strategy, which takes long positions in single-name stock holdings widely held by hedge funds (based on 13F filings with the SEC), to better reflect our understanding of the behavior of equity long/short hedge funds. In the Macro

3

PORTFOLIO RESULTS

Hedge Fund Sub-Strategy, among other enhancements, we added three new foreign currency premia that better reflect the behavior of hedge funds in the space. Within our Event Driven and Relative Value Hedge Fund Sub-Strategies, we enhanced the equity volatility strategy to better track the risk and return profile of those hedge fund managers.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 48% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 25% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective November 18, 2020, managing director and Fund portfolio manager Matthew Schwab left the firm. Matthew’s portfolio management responsibilities were assumed by the existing portfolio managers for the Fund, Federico Gilly, managing director and co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (“AIS”) team within the QIS Team, and Oliver Bunn, vice president and portfolio manager on the AIS team. The AIS team has always managed portfolios using a team-based approach. This provides continuity in the day-to-day portfolio management on behalf of our shareholders. Our investment team focused on alternative risk premia strategies consists of 11 investment professionals, and we have developed a strong bench of individuals. Armen Avanessians continued as global head and Chief Investment Officer of the QIS Team, which represents more than 170 professionals and manages more than $183 billion in assets under supervision as of September 30, 2020.

Q	What is the Fund’s strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

4

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2020

FUND SECTOR ALLOCATION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the

Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Absolute Return Tracker Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.29%	4.35%	2.78%	—
Including sales charges	-2.38%	3.19%	2.20%	—

Class C
Excluding contingent deferred sales charges	2.43%	3.55%	2.00%	—
Including contingent deferred sales charges	1.38%	3.55%	2.00%	—

Institutional	3.60%	4.77%	3.17%	—

Investor	3.54%	4.63%	3.03%	—

Class R6 (Commenced July 31, 2015)	3.71%	4.76%	N/A	3.80%

Class R	3.06%	4.09%	2.52%	—

Class P (Commenced April 17, 2018)	3.61%	N/A	N/A	4.02%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Alternative Premia Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -9.23%, -9.82%, -8.89%, -8.97%, -8.88%, -9.53% and -8.95%, respectively. These returns compare to the 1.08% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR 3-Month Constant Maturity Index (the “LIBOR Three-Month Index”).

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized negative absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia across all asset classes detracted from performance.

Alternative risk premia in equities detracted most, followed by those in currencies and then volatility. Also detracting, albeit to a lesser degree, were alternative risk premia in commodities, fixed income and credit.

Across all asset classes during the Reporting Period, structural-based premia detracted the most. Structural-based currency premia were the worst performer. Carry-based premia also detracted during the Reporting Period, especially carry-based volatility strategies. Value-based premia detracted during the Reporting Period as well. Conversely, momentum-based premia contributed positively, though modestly, to performance across asset classes during the Reporting Period. Structural styles seek to profit from anomalies or mispricing present in the market. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which included equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included credit swaps, total return swaps, equity-linked derivative instruments, forward foreign currency exchange contracts, futures contracts and written and purchased options. The use of these instruments is integral to the Fund’s current investment strategy, which realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, we modestly decreased the Fund’s allocations to commodities, currency and equities premia, and we modestly increased the Fund’s allocations to volatility and fixed income premia. We also established a position in trend premia during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s risk premia budget was approximately 31% to equities, 12% to commodities, 19% to currencies, 12% to fixed income, 12% to volatility and 12% to trend.

7

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective November 18, 2020, managing director and Fund portfolio manager Matthew Schwab left the firm and James Park began serving as a portfolio manager for the Fund. Matthew’s portfolio management responsibilities were assumed by the other portfolio managers for the Fund, Federico Gilly, managing director and co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (“AIS”) team within the QIS Team since 2016, and James Park. James oversees signal and implementation research in various macro assets, including equities, fixed income, currencies and commodities, as head of QIS Macro Alpha Strategies. He originally joined the QIS Team in 2004. We believe his experience is uniquely suited to complement the alternative risk premia strategies managed by the AIS team. James will continue to oversee QIS Macro Alpha Strategies in addition to his new portfolio management responsibilities. The AIS team has always managed portfolios using a team-based approach. This provides continuity in the day-to-day portfolio management on behalf of our shareholders. Our investment team focused on alternative risk premia strategies consists of 11 investment professionals, and we have developed a strong bench of individuals. Armen Avanessians continued as global head and Chief Investment Officer of the QIS Team, which represents more than 170 professionals and manages more than $183 billion in assets under supervision as of September 30, 2020.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the Reporting Period, we maintained conviction in our diversified approach and intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

8

FUND BASICS

Alternative Premia Fund

as of December 31, 2020

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the

Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Alternative Premia Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-9.23%	0.71%	0.91%	—
Including sales charges	-14.17%	-0.42%	0.34%	—

Class C
Excluding contingent deferred sales charges	-9.82%	-0.02%	0.16%	—
Including contingent deferred sales charges	-10.71%	-0.02%	0.16%	—

Institutional	-8.89%	1.14%	1.31%	—

Investor	-8.97%	0.99%	1.17%	—

Class R6 (Commenced July 31, 2015)	-8.88%	1.10%	N/A	-0.03%

Class R	-9.53%	0.45%	0.65%	—

Class P (Commenced April 17, 2018)	-8.95%	N/A	N/A	-4.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -23.16%, -23.77%, -22.96%, -22.99%, -22.92%, -23.36% and -22.84%, respectively. These returns compare to the -23.67% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted double-digit negative returns during the Reporting Period, but it was a calendar year of numerous inflection points, as new all-time highs were hit in gold and new all-time lows were reached in crude oil.

The negative demand shock of COVID-19 on the overall economy and on the financial markets beginning in February 2020 reduced demand for raw material inputs across many manufacturing sectors and reduced travel-related fuel demand. As a result of the lockdown containment measures to curb the pandemic, U.S. Gross Domestic Product (“GDP”) contracted in the first and second quarters of 2020 causing a technical recession the U.S. and in other countries more broadly. Third quarter U.S. GDP growth rebounded strongly, however U.S. GDP remained at the end of the third quarter below the fourth quarter 2019 peak. The U.S. Federal Reserve (the “Fed”) cut interest rates to zero in March 2020 and rolled out a massive quantitative easing program to inject liquidity into tumbling financial markets. Inflation fell, but future inflation expectations rose on the back of substantial monetary easing measures, i.e., fears of the Fed printing too much money.

Crude oil prices were weak in January 2020 due to geopolitical tension in the Middle East between the U.S. and Iran, coupled with the emergence of the novel coronavirus in Wuhan, China. Reduced demand for crude oil imports from China due to lockdown restrictions weighed on prices and grew worse in February and March as new COVID-19 cases began to substantively materialize in other countries around the world. By the end of March 2020, West Texas Intermediate (“WTI”) front-month futures prices had fallen to $20.48 from $61.06 at December 31, 2019. Crude oil prices fell sharply during the month of March amid the simultaneous supply and demand shocks that impacted the market. On the demand side, less anticipated consumption as a result of the pandemic-related precautions limiting non-essential travel and reducing manufacturing activity led to a lapse in demand-driven price support. Many market participants revised down their forward-looking growth expectations in response to the rising unemployment and the contraction in consumer spending. On the supply side, the Organization of Petroleum Exporting Countries (“OPEC”) and Russia were unable to come to an agreement in early March and entered into a pricing war for crude oil, each unwilling to cut production and lose market share, leading to ongoing oversupply in the market and tumbling prices. This was often referred in the media as the “twin shock” to oil that occurred in the first quarter of 2020 and led to such dramatic negative performance for the sector. (OPEC is an organization of 12 countries that aims to manage the supply of oil in an effort to set the price of oil on the world market to avoid fluctuations that might affect the economies of both producing and purchasing countries.)

The May 2020 WTI futures contract price hit -$40 per barrel intraday during the month of April, as fears of hitting storage capacity limits in the U.S. put stress on prices the day prior to contract expiration amid weakening liquidity. Prices stabilized soon after but remained significantly lower than where they had begun the calendar year as a result of lower

11

PORTFOLIO RESULTS

consumer and industrial demand for petroleum products. After days of deliberation, OPEC and other oil exporting nations finalized an agreement resulting in the single largest output cut in history of 9.7 million barrels per day to support falling prices. This, along with a slowdown from U.S. shale producers, led to some recovery in oil prices.

Since April 2020, oil prices rebounded due to the supply cuts and a renewal of manufacturing demand, but with bouts of COVID-19-related volatility as new cases peaked in various developed market economies late in the summer. Financial markets cycled through recovery and risk-off spans of time, including commodity markets. Oil prices rallied in the fourth quarter of 2020, especially on the back of COVID-19 vaccine developments and renewed optimism of a return to “normalcy” in early 2021.

Grain prices were negatively impacted by COVID-19 concerns early in 2020. Prices fell amid weakening import demand from other countries, in particular China. Grain prices since experienced a strong recovery and surpassed their 2020 starting point amid a price rally related to weather concerns, which could limit supply going forward, and to reopening of meat-processing plants, a main consumer of agricultural products. Many grains posted double-digit price returns during the Reporting Period overall, largely due to fewer anticipated future trade tensions with China in the incoming U.S. presidential administration.

Industrial metals experienced similar sharp price declines during the COVID-19 sell-off in February and March 2020 amid contagion fears, with aluminum and copper being the hardest hit. Declining economic growth expectations as well as lower manufacturing demand in China and other emerging market economies were headwinds for the industrial metals subsector. Since April 2020, industrial metals experienced a strong price rally amid easing lockdown restrictions, a resurgence in demand from manufacturing and forward-looking optimism of COVID-19 vaccine-led economic normalization.

Gold and silver experienced exceptionally strong performance during the Reporting Period after initially falling somewhat in March 2020 amid liquidity stresses on markets that led investors to sell liquid contracts, including precious metals futures, and move into cash to fund other falling asset positions. Broadly, gold and silver experienced a strong rally due to their potential to act as inflation hedges and because they are widely perceived as “safe haven” assets. With the Fed’s interest rate cuts and large quantitative easing programs, demand for real assets, including precious metals, increased. Low interest rates and asset purchase programs, in classical macro-economics, lead to inflation, while real assets tend to retain their buying power and increase in value alongside other prices in the economy, hence acting as an inflation hedge. Precious metals have also historically been a flight-to-quality asset class, which tends to rally during periods of market volatility, giving them the potential to be attractive diversifiers to pro-cyclical assets, such as equities and fixed income credit spreads.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The precious metals subsector of the S&P GSCI® was strongest on a relative basis with a return of 22.96% for the Reporting Period. Both gold and silver rallied during the calendar year with double-digit gains. Precious metals performed well, as the Fed cut interest rates to zero amid the pandemic sell-off to stimulate the U.S. economy, which was heading into recession. With interest rates lower, inflation expectations tend to rise, and investors often seek precious metals, such as gold and silver, as a real-asset store of value to mitigate nominal wealth erosion from inflation. Investors also looked to precious metals, such as gold, as a traditionally “safe haven” asset and risk mitigator, as has historically been the case during periods of volatility among traditional investment asset classes, such as equities and credit.

The agriculture component of the S&P GSCI® was the second-strongest subsector, returning 14.94% during the Reporting Period. Corn, soybeans and wheat were all positive contributors during 2020. The subsector experienced negative returns in March 2020 but rallied significantly since on the back of fiscal stimulus, easing lockdown restrictions and optimism looking forward.

The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 14.83% for the Reporting Period overall, with aluminum, copper, nickel and zinc all up for the calendar year. Worries about manufacturing demand from China were already weighing on industrial metals prices in December 2019 when the lockdowns to contain COVID-19 were implemented. With renewed consumer demand, manufacturing demand and optimism due to COVID-19 vaccine developments, the subsector rallied significantly since its March 2020 lows.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The energy subsector of the S&P GSCI® was weakest on a relative basis, posting a return of -46.28% for the 12 months

12

PORTFOLIO RESULTS

ended December 31, 2020, led by crude oil. WTI crude oil posted a return of -60.33%, Brent crude oil posted a return of -35.08% and natural gas generated a return of -45.89% for the Reporting Period. Oil prices fell precipitously during the COVID-19 sell-off that was experienced broadly across financial markets during the first quarter of 2020, with oil being hit by a “twin shock” on both the demand and supply sides. OPEC and other oil producers were adamant about not cutting production during March so as to not lose market share to competitors, while the slowdown in economic activity stymied demand. Oil prices then recovered in the latter half of the calendar year, as demand for liquid fuels stabilized, and unprecedented production cuts were agreed upon to support prices. Positive COVID-19 vaccine news was a strong tailwind for the subsector in December 2020.

The livestock component of the S&P GSCI® returned -22.10% for the 12 months ended December 31, 2020. Within the subsector, live cattle and lean hogs were both detractors during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund generated disappointing double-digit negative absolute returns, most Fund share classes outperformed the S&P GSCI® during the Reporting Period. The Fund’s roll-timing strategies had a positive effect on the Fund’s returns for the Reporting Period overall. Our enhanced cash management strategy also contributed positively, albeit modestly, to the Fund’s results during the Reporting Period.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A	As indicated above, the Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps, had a positive effect on the Fund’s returns for the Reporting Period overall. In particular, the Fund’s deferred exposure to crude oil during the first quarter of 2020 led to positive performance versus the S&P GSCI®.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation. Overall, fixed income securities used for the Fund’s collateral allocation contributed positively, albeit slightly, to returns. More specifically, investments in short-term money market instruments, such as commercial paper, contributed positively, as short-term rates rallied. Investments in U.S. Treasury bonds and agency mortgage-backed securities were also additive to performance during the Reporting Period amidst the Fed’s interest rate cuts. We favored a long position in agency mortgage-backed securities based on what we viewed as attractive valuations and on technical demand from the Fed via its quantitative easing program. Short positions in U.S. Treasury futures, held for the purpose of duration management, were marginal detractors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps, agency collateralized mortgage obligations, currency swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The Fund used U.S. Treasury futures contracts, interest rate swaps, and swaptions (options on interest rate swap contracts) for duration management purposes and to express our interest rate views. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	While the Fund seeks to gain exposure to commodities as represented in the S&P GSCI®, the Fund held deferred

13

PORTFOLIO RESULTS

positions in WTI crude oil and Brent crude oil as part of its strategic allocation during the Reporting Period. We maintained our strategic allocation during the first quarter of 2020 and in April of 2020 and then followed closely to benchmark weightings for the remainder of the calendar year. We also reduced the Fund’s allocation to fixed income securities and increased its position in cash during the Reporting Period. The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with the S&P GSCI® in the front month across the stack of commodities curves. (Front month refers to the futures contract that is closest to expiration and is usually for delivery in the next calendar month (e.g., front-month contracts traded in February are typically for delivery in March).) The exceptions were deferred exposure to crude oil. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

At the end of the Reporting Period, the Fund’s net assets were allocated approximately 18.35% to commodity-linked securities, 12.21% to fixed income securities and 69.44% to cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In March 2020, the head of the government swaps strategy team and a portfolio manager for the Fund, Mark Van Wyk, retired after 25 years at the firm. His responsibilities were assumed by Peter Stone, the new head of the U.S. government swaps strategy. Peter has more than 16 years of industry experience. As of the end of the Reporting Period, Sam Finkelstein remains a portfolio manager of the Fund, along with Peter. We remain focused on our goal of delivering strong returns for our Fund shareholders, primarily through commodity roll-timing strategies.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we believed commodity markets were likely to be influenced by two primary factors in the year 2021. First, developments pertaining to the containment and prevention of COVID-19 will continue to play a dominant role in the coming year, in our view. The easing of lockdown restrictions, widespread dissemination of COVID-19 vaccines and resurgence of consumer activity will likely, in our opinion, be tailwinds for the sector. Spikes in daily new COVID-19 infections or adverse reactions to COVID-19 vaccines, on the other hand, may well create heightened market volatility and uncertainty along the path toward normalization. Second, the stance of the newly-elected U.S. President Biden and his Administration on topics such as environmental regulations and trade policy will likely, we believe, have a large impact on commodity markets going forward. More stringent regulations on U.S. shale extraction, for example, could impact domestic energy production, and the new Administration’s stance towards U.S.-China trade relations in particular could play a key role for commodity markets strongly tied to U.S.-China trade, such as agriculture and industrial metals. Overall, we believe commodity markets are likely to continue to benefit from a rebound in economic growth and activity more broadly but are also likely to remain sensitive to geopolitical and COVID-19-related developments.

At a special meeting of shareholders of the Commodity Strategy Fund held on December 18, 2020, the Fund’s shareholders approved a sub-advisory agreement with CoreCommodity Management, LLC (“CoreCommodity”). Accordingly, effective after the close of business on January 22, 2021 (the “Effective Date”), CoreCommodity began sub-advising the Fund.

On the Effective Date, the Fund’s benchmark changed from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index (“BCOM”). However, the Fund will continue to seek to maintain substantial economic exposure to the performance of the commodities markets. Although CoreCommodity has a different investment philosophy, it is not anticipated that CoreCommodity will make any material changes to the principal investment strategies of the Fund.

In light of these changes, Robert B. Hyman, Managing Director for CoreCommodity, became a portfolio manager for the Fund on the Effective Date. In addition, Peter Stone and Sam Finkelstein no longer serve as portfolio managers for the Fund as of the Effective Date.

14

FUND BASICS

Commodity Strategy Fund

as of December 31, 2020

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Mortgage-backed securities issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”) are guaranteed by the issuing entity. GNMA instruments are also backed by the full faith and credit of the United States Government. Mortgage-backed securities issued by private issuers may not be guaranteed.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Commodity Strategy Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-23.16%	-2.49%	-8.88%	—
Including sales charges	-26.61%	-3.37%	-9.29%	—

Class C
Excluding contingent deferred sales charges	-23.77%	-3.23%	-9.55%	—
Including contingent deferred sales charges	-24.53%	-3.23%	-9.55%	—

Institutional	-22.96%	-2.16%	-8.60%	—

Investor	-22.99%	-2.25%	-8.65%	—

Class R6 (Commenced July 31, 2015)	-22.92%	-2.16%	N/A	-6.21%

Class R	-23.36%	-2.74%	-9.13%	—

Class P (Commenced April 17, 2018)	-22.84%	N/A	N/A	-10.72%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

16

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.62%, 5.88%, 6.95%, 6.92%, 7.05%, 6.30% and 6.95%, respectively. These returns compare to the 0.66% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated solid positive performance. Exposures to short-term interest rates and opportunistic strategies contributed the most to the Fund’s performance. Conversely, exposures to developed markets equities and emerging markets fixed income detracted the most.

More specifically, positioning in short-term interest rates was the largest positive contributor to returns during the Reporting Period, with four of the seven regions in which the Fund invests adding value. Short-term interest rates in the U.S. were the best contributor by geography. In terms of opportunistic strategies, fixed income strategies were the best contributors. The Fund was long short-term interest rates at the end of the Reporting Period.

Conversely, Canadian equities and Australian equities detracted the most during the Reporting Period. Within emerging markets fixed income, Czech bonds and Hungary bonds were the biggest detractors during the Reporting Period. The Fund was long developed markets equities overall at the end of the Reporting Period. The Fund also ended the Reporting Period with net long positions within emerging markets fixed income.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and futures to achieve exposure to fixed income. We used commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

17

PORTFOLIO RESULTS

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	Relative to the Fund’s positioning at the start of the Reporting Period, the Fund decreased its long positioning in developed markets equities and shifted its position in emerging markets equities from short to long. The Fund decreased its long positions in long-term and medium-term fixed income and shifted its positioning in short-term fixed income from short to long. Among currencies, the Fund’s positioning in developed market currencies shifted from short to long, and we increased the Fund’s long positions in emerging markets currencies. We increased the Fund’s long positions in commodities during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long all asset classes, including developed markets equities, emerging markets equities, long-term, medium-term and short-term interest rates, developed markets currencies, emerging markets currencies and commodities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2021, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

18

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2020

FUND COMPOSITION[1]

[1]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	6.62%	1.54%	1.65%
Including sales charges	0.76%	0.41%	1.01%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	5.88%	0.79%	0.89%
Including contingent deferred sales charges	4.87%	0.79%	0.89%

Institutional (Commenced February 29, 2012)	6.95%	1.91%	2.04%

Investor (Commenced February 29, 2012)	6.92%	1.78%	1.90%

Class R6 (Commenced April 30, 2018)	7.05%	N/A	3.42%

Class R (Commenced February 29, 2012)	6.30%	1.29%	1.40%

Class P (Commenced April 17, 2018)	6.95%	N/A	2.57%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

20

FUND BASICS

Index Definitions

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

The ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 23.9%
Automobiles & Components – 0.5%
931	Aptiv plc	$121,300
2,636	Bayerische Motoren Werke AG	232,644
6,646	BorgWarner, Inc.	256,801
91	Bridgestone Corp.	2,984
1,705	Cie Generale des Etablissements Michelin SCA	219,530
1,388	Continental AG	206,583
4,993	Daimler AG (Registered)	353,900
1,304	Faurecia SE*	66,813
8,656	Fiat Chrysler Automobiles NV*	156,380
620,616	Ford Motor Co.	5,455,215
214,832	General Motors Co.	8,945,604
3,341	Honda Motor Co. Ltd.	94,271
239	JTEKT Corp.	1,856
51	Mazda Motor Corp.	341
902	NGK Spark Plug Co. Ltd.	15,403
408	Nissan Motor Co. Ltd.	2,212
3,122	NOK Corp.	33,575
1,608	Nokian Renkaat OYJ	56,635
3,035	Renault SA*	132,848
5,287	Sumitomo Rubber Industries Ltd.	45,491
72	Suzuki Motor Corp.	3,338
5,369	TI Fluid Systems plc	18,003
1,040	Tokai Rika Co. Ltd.	17,602
104	Toyota Boshoku Corp.	1,689
320	Toyota Industries Corp.	25,424
904	TS Tech Co. Ltd.	27,920
940	Valeo SA	37,078
143	Yamaha Motor Co. Ltd.	2,919
2,826	Yokohama Rubber Co. Ltd. (The)	42,099

		16,576,458

Banks – 1.1%
952	77 Bank Ltd. (The)	12,992
534	Aozora Bank Ltd.	9,874
57,751	Banco BPM SpA	128,135
182,749	Banco de Sabadell SA	79,087
366,219	Bank of America Corp.	11,100,098
116	Bankinter SA	629
85,314	Barclays plc	171,148
71	BAWAG Group AG	3,302
4,705	BNP Paribas SA*	248,387
13,578	Citigroup, Inc.	837,220
9,895	Citizens Financial Group, Inc.	353,845
75	Close Brothers Group plc	1,414
3,014	Comerica, Inc.	168,362
7,560	Credit Agricole SA*	95,573
11,849	Fifth Third Bancorp	326,677
830	FinecoBank Banca Fineco SpA*	13,688
55	First Republic Bank	8,081
6,556	Gunma Bank Ltd. (The)	20,247
1,633	Hachijuni Bank Ltd. (The)	5,440
1,320	Hirogin Holdings, Inc.*	7,433
2,638	Hokuhoku Financial Group, Inc.	25,098
1,034	HSBC Holdings plc	5,341
4,433	Huntington Bancshares, Inc.	55,989

Common Stocks – (continued)
Banks – (continued)
11,741	ING Groep NV	109,166
65,832	Intesa Sanpaolo SpA*	155,608
667	Iyo Bank Ltd. (The)	4,190
100,285	JPMorgan Chase & Co.	12,743,215
92	KBC Group NV	6,438
15,723	KeyCorp	258,015
270,757	Lloyds Banking Group plc	134,988
1,644	M&T Bank Corp.	209,281
9,343	Mebuki Financial Group, Inc.	18,409
4,143	Mizuho Financial Group, Inc.	52,584
14,644	Natwest Group plc	33,476
3,539	Nishi-Nippon Financial Holdings, Inc.	22,668
4,492	OSB Group plc*	26,021
8,105	Paragon Banking Group plc	54,322
7,527	Raiffeisen Bank International AG*	152,961
7,561	Resona Holdings, Inc.	26,469
1,024	Seven Bank Ltd.	2,165
67	Shiga Bank Ltd. (The)	1,372
797	Shinsei Bank Ltd.	9,846
18,310	Standard Chartered plc	116,268
958	Sumitomo Mitsui Trust Holdings, Inc.	29,559
110	SVB Financial Group*	42,661
1,128	TBC Bank Group plc*	19,244
421	US Bancorp	19,614
284,553	Wells Fargo & Co.	8,587,810
1,596	Yamaguchi Financial Group, Inc.	9,010
3,487	Zions Bancorp NA	151,475

		36,674,895

Capital Goods – 0.9%
30,986	3M Co.	5,416,043
2,283	A O Smith Corp.	125,154
739	Aalberts NV	32,882
867	ACS Actividades de Construccion y Servicios SA	28,804
15	Alstom SA*	854
169	Amada Co. Ltd.	1,860
997	AMETEK, Inc.	120,577
1,578	ANDRITZ AG	72,337
1,528	Ashtead Group plc	71,970
141	Avon Rubber plc	6,093
1,181	Bodycote plc	12,042
3,071	Bouygues SA	126,304
1,330	Brenntag AG	103,423
1,650	Bunzl plc	55,090
6,861	Carrier Global Corp.	258,797
887	Central Glass Co. Ltd.	19,339
2,341	Chemring Group plc	9,140
3,202	Cie de Saint-Gobain	147,268
9,123	CNH Industrial NV*	114,680
466	COMSYS Holdings Corp.	14,490
1,133	Cummins, Inc.	257,304
101	Daifuku Co. Ltd.	12,498
99	Daikin Industries Ltd.	22,024
555	DCC plc	39,273
2,019	Deere & Co.	543,212

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
203	Diploma plc	$6,070
215	DMG Mori Co. Ltd.	3,279
1,323	Dover Corp.	167,029
2,198	Eaton Corp. plc	264,068
671	Ebara Corp.	21,961
1,214	Eiffage SA*	117,348
1,439	Electrocomponents plc*	17,110
3,121	Emerson Electric Co.	250,835
531	Fastenal Co.	25,929
782	Ferguson plc	95,013
5,874	Flowserve Corp.	216,457
45,916	Fortive Corp.	3,251,771
3,031	Fortune Brands Home & Security, Inc.	259,817
336	Fuji Corp.	8,856
291	Fuji Electric Co. Ltd.	10,504
879	Fujitec Co. Ltd.	18,992
1,564	GEA Group AG	55,940
2,303	General Dynamics Corp.	342,732
716,072	General Electric Co.	7,733,578
597	Glory Ltd.	12,057
686	GS Yuasa Corp.	19,742
721	Hitachi Construction Machinery Co. Ltd.	20,501
171	Honeywell International, Inc.	36,372
1,029	Howden Joinery Group plc	9,694
2,021	Huntington Ingalls Industries, Inc.	344,540
90	IDEX Corp.	17,928
168	Illinois Tool Works, Inc.	34,252
234	IMCD NV	29,783
2,024	IMI plc	32,253
3,448	Ingersoll Rand, Inc.*	157,091
253	Interpump Group SpA	12,524
2,647	ITOCHU Corp.	76,128
422	Jacobs Engineering Group, Inc.	45,981
89	Japan Steel Works Ltd. (The)	2,659
208	John Laing Group plc	946
7,627	Johnson Controls International plc	355,342
2,271	Kajima Corp.	30,465
1,998	Kawasaki Heavy Industries Ltd.	45,118
1,127	Kinden Corp.	18,353
406	Kingspan Group plc	28,470
407	KION Group AG	35,296
142	Knorr-Bremse AG	19,374
130	Komatsu Ltd.	3,588
392	Kone OYJ Class B	31,940
268	Kubota Corp.	5,855
440	Kurita Water Industries Ltd.	16,819
442	Kyowa Exeo Corp.	12,478
509	Kyudenko Corp.	16,438
62	Legrand SA	5,546
1,292	Lixil Corp.	28,019
3,422	Maeda Corp.	30,455
118	Makita Corp.	5,919
7,032	Marubeni Corp.	46,850
2,458	Masco Corp.	135,018
2,385	Meggitt plc	15,166

Common Stocks – (continued)
Capital Goods – (continued)
22,173	Melrose Industries plc*	54,022
658	Metso Outotec OYJ	6,611
570	MINEBEA MITSUMI, Inc.	11,340
66	MISUMI Group, Inc.	2,167
2,535	Mitsubishi Corp.	62,492
3,375	Mitsubishi Electric Corp.	51,009
436	Mitsubishi Heavy Industries Ltd.	13,353
2,881	Mitsui & Co. Ltd.	52,821
121	Miura Co. Ltd.	6,755
203	MonotaRO Co. Ltd.	10,310
6,346	Morgan Advanced Materials plc	27,024
665	Morgan Sindall Group plc	13,907
162	Nabtesco Corp.	7,111
1,125	Nagase & Co. Ltd.	16,443
130	Nidec Corp.	16,446
3,354	Nisshinbo Holdings, Inc.	24,510
3,044	Obayashi Corp.	26,284
153	OKUMA Corp.	8,582
2,070	Otis Worldwide Corp.	139,828
1,095	Parker-Hannifin Corp.	298,289
3,717	Pentair plc	197,336
2,867	Penta-Ocean Construction Co. Ltd.	24,681
476	Polypipe Group plc*	3,887
2,550	Prysmian SpA	90,761
2,321	QinetiQ Group plc	10,147
6,236	Quanta Services, Inc.	449,117
16	Rational AG	14,885
8,989	Rexel SA*	141,877
665	Rheinmetall AG	70,409
966	Rotork plc	4,202
1,236	Sanwa Holdings Corp.	14,434
455	Schneider Electric SE	65,760
84	Shimizu Corp.	611
98	SHO-BOND Holdings Co. Ltd.	4,762
286	Siemens AG (Registered)	41,197
3,858	Siemens Energy AG*	141,394
898	Siemens Gamesa Renewable Energy SA	36,464
2,120	Signify NV*	89,011
1,692	Snap-on, Inc.	289,569
13,071	Sojitz Corp.	29,189
111	Spirax-Sarco Engineering plc	17,134
1,524	Stanley Black & Decker, Inc.	272,125
3,440	Sumitomo Corp.	45,590
250	Sumitomo Heavy Industries Ltd.	6,179
661	Taisei Corp.	22,804
204	Teledyne Technologies, Inc.*	79,964
347	Thales SA	31,748
2,214	Toda Corp.	14,666
899	Toyota Tsusho Corp.	36,379
1,066	Trane Technologies plc	154,741
7,198	TransDigm Group, Inc.*	4,454,482
1,677	Travis Perkins plc*	30,875
680	Ultra Electronics Holdings plc	19,139
1,534	United Rentals, Inc.*	355,750
1,838	Valmet OYJ	52,843

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
52	Varta AG*	$7,497
4,739	Vesuvius plc	34,664
1,538	Vinci SA	153,199
4,052	Wartsila OYJ Abp	40,554
1,636	Weir Group plc (The)	44,482
4,505	Westinghouse Air Brake Technologies Corp.	329,766
61	XP Power Ltd.	3,915
105	Xylem, Inc.	10,688
84	Yaskawa Electric Corp.	4,188

		31,010,076

Commercial & Professional Services – 0.4%
5,256	Aggreko plc	45,055
236	Benefit One, Inc.	6,986
10,314	Biffa plc*	32,370
29	Bureau Veritas SA*	774
241	Cintas Corp.	85,184
48,838	Copart, Inc.*	6,214,635
4,207	CoStar Group, Inc.*	3,888,446
546	Dai Nippon Printing Co. Ltd.	9,821
4,078	Elis SA*	67,556
605	Experian plc	22,983
9,900	G4S plc*	34,388
18,262	Hays plc	35,825
195	Intertek Group plc	15,062
572	JTC plc	4,365
1,169	Kokuyo Co. Ltd.	15,837
20,184	Nielsen Holdings plc	421,240
177	Nihon M&A Center, Inc.	11,837
4,168	Pagegroup plc	25,474
92	Park24 Co. Ltd.	1,601
920	Persol Holdings Co. Ltd.	16,621
289	Pilot Corp.	8,121
1,731	Randstad NV*	112,052
389	Recruit Holdings Co. Ltd.	16,339
1,944	Rentokil Initial plc	13,554
36,737	Republic Services, Inc.	3,537,773
4,964	Robert Half International, Inc.	310,151
6,003	Rollins, Inc.	234,537
164	Secom Co. Ltd.	15,129
20,843	Serco Group plc	34,221
235	Sohgo Security Services Co. Ltd.	12,191
5,417	SPIE SA	118,105
65	Teleperformance	21,579
592	Toppan Printing Co. Ltd.	8,360
562	Verisk Analytics, Inc.	116,666
116	Waste Management, Inc.	13,680
180	Wolters Kluwer NV	15,186

		15,543,704

Consumer Durables & Apparel – 0.5%
128	Asics Corp.	2,462
115	Bandai Namco Holdings, Inc.	9,959
355	Berkeley Group Holdings plc	22,964
1,145	Burberry Group plc*	27,961

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
124	Casio Computer Co. Ltd.	2,269
14,396	Coats Group plc*	13,265
1,629	Crest Nicholson Holdings plc	7,264
4,429	DR Horton, Inc.	305,247
1,566	EssilorLuxottica SA	244,037
353	Fujitsu General Ltd.	9,573
119	Games Workshop Group plc	18,221
20,090	Hanesbrands, Inc.	292,912
40,680	Hasbro, Inc.	3,805,207
19	Hermes International	20,430
2,448	Iida Group Holdings Co. Ltd.	49,494
19	Kering SA	13,789
5,079	Leggett & Platt, Inc.	225,000
4,832	Lennar Corp. Class A	368,343
2,663	Mohawk Industries, Inc.*	375,350
576	Moncler SpA*	35,413
14,761	Newell Brands, Inc.	313,376
802	NIKE, Inc. Class B	113,459
44	NVR, Inc.*	179,514
3,422	Panasonic Corp.	39,891
171	Persimmon plc	6,454
7,567	PulteGroup, Inc.	326,289
169	Puma SE*	19,017
4,777	PVH Corp.	448,513
2,693	Ralph Lauren Corp.	279,372
54	Rinnai Corp.	6,277
165	Sangetsu Corp.	2,483
166	Sankyo Co. Ltd.	4,492
532	SEB SA	96,735
2,524	Sekisui House Ltd.	51,418
1,739	Sony Corp.	175,236
135,524	Tapestry, Inc.	4,212,086
164,896	Tempur Sealy International, Inc.*	4,452,192
392	VF Corp.	33,481
1,492	Vistry Group plc*	19,175
1,574	Whirlpool Corp.	284,091

		16,912,711

Consumer Services – 0.2%
4,319	888 Holdings plc	16,862
168	Accor SA*	6,095
895	Benesse Holdings, Inc.	17,485
3,136	Carnival Corp.	67,926
150	Chipotle Mexican Grill, Inc.*	208,007
4,118	Compass Group plc	76,806
1,213	Domino’s Pizza Group plc*	5,227
166	Domino’s Pizza, Inc.	63,654
2,659	Entain plc	41,243
855	Flutter Entertainment plc	174,335
2,150	Gamesys Group plc	33,468
38	Greggs plc*	930
93	La Francaise des Jeux SAEM	4,263
256	Las Vegas Sands Corp.	15,258
1,246	Marriott International, Inc. Class A	164,372
27,843	McDonald’s Corp.	5,974,551
5,819	Mitchells & Butlers plc*	19,184

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
5,455	Playtech plc	$29,966
2,943	Rank Group plc	5,602
79	Resorttrust, Inc.	1,130
100	Skylark Holdings Co. Ltd.	1,550
488	SSP Group plc	2,216
71	Sushiro Global Holdings Ltd.	2,724
423	Yum! Brands, Inc.	45,921

		6,978,775

Diversified Financials – 1.4%
904	3i Group plc	15,239
273	Acom Co. Ltd.	1,166
2,076	AEON Financial Service Co. Ltd.	24,899
524	AJ Bell plc	3,111
232	American Express Co.	28,051
185	Ameriprise Financial, Inc.	35,951
49	Amundi SA*	3,994
521	Ashmore Group plc	3,076
11,118	Bank of New York Mellon Corp. (The)	471,848
65,566	Berkshire Hathaway, Inc. Class B*	15,202,788
487	Brewin Dolphin Holdings plc	2,027
50,701	Capital One Financial Corp.	5,011,794
211	Cboe Global Markets, Inc.	19,648
920	CMC Markets plc	4,919
26,764	CME Group, Inc.	4,872,386
1,929	Credit Saison Co. Ltd.	22,208
105	Deutsche Boerse AG	17,879
99	Euronext NV	10,903
9,557	Franklin Resources, Inc.	238,829
233	Hargreaves Lansdown plc	4,851
1,536	IG Group Holdings plc	18,044
1,383	IntegraFin Holdings plc	10,490
44,769	Intercontinental Exchange, Inc.	5,161,418
601	Intermediate Capital Group plc	14,142
24,040	Invesco Ltd.	419,017
32,894	Investec plc	84,536
6,418	IP Group plc*	8,716
643	Japan Exchange Group, Inc.	16,430
631	Jupiter Fund Management plc	2,437
99,777	KKR & Co., Inc.	4,039,971
321	Liontrust Asset Management plc	5,707
38,386	M&G plc	103,610
12,543	Man Group plc	23,684
82	MarketAxess Holdings, Inc.	46,786
61	Matsui Securities Co. Ltd.	479
5,883	Mitsubishi UFJ Lease & Finance Co. Ltd.	28,249
187	Moody’s Corp.	54,275
7,924	Morgan Stanley	543,032
17	MSCI, Inc.	7,591
556	Ninety One plc	1,762
6,675	Nomura Holdings, Inc.	35,291
2,068	ORIX Corp.	31,814
904	Plus500 Ltd.	17,909
12,154	Provident Financial plc	50,924
1,555	Quilter plc	3,257

Common Stocks – (continued)
Diversified Financials – (continued)
42	Rathbone Brothers plc	884
915	Raymond James Financial, Inc.	87,538
17,327	S&P Global, Inc.	5,695,905
66	Sanne Group plc	556
67	Schroders plc	3,055
46	Sofina SA	15,561
808	St James’s Place plc	12,503
5,404	State Street Corp.	393,303
145,061	Synchrony Financial	5,035,067
241	T. Rowe Price Group, Inc.	36,485
21	Wendel SE	2,506

		48,008,501

Energy – 0.1%
8,053	Baker Hughes Co.	167,905
1,191	Cabot Oil & Gas Corp.	19,389
12,862	Cairn Energy plc*	36,880
438	Chevron Corp.	36,989
545	ConocoPhillips	21,795
5,494	Devon Energy Corp.	86,860
2,083	Diversified Gas & Oil plc	3,208
7,793	ENEOS Holdings, Inc.	27,990
6,460	Eni SpA	67,440
3,909	EOG Resources, Inc.	194,942
13,231	Exxon Mobil Corp.	545,382
11,219	Halliburton Co.	212,039
3,423	HollyFrontier Corp.	88,485
65	Iwatani Corp.	4,005
41,845	John Wood Group plc	176,516
11,076	Kinder Morgan, Inc.	151,409
59	Koninklijke Vopak NV	3,099
11,205	Marathon Oil Corp.	74,737
2,633	Marathon Petroleum Corp.	108,901
13,129	National Oilwell Varco, Inc.	180,261
415	Neste OYJ	30,131
441	Occidental Petroleum Corp.	7,634
1,373	OMV AG	54,842
1,664	Petrofac Ltd.	3,135
1,813	Phillips 66	126,801
110	Pioneer Natural Resources Co.	12,528
4,929	Repsol SA	49,655
12,679	Royal Dutch Shell plc Class A	222,344
8,433	Schlumberger NV	184,092
3,963	TechnipFMC plc	37,249
4,230	Tenaris SA	34,279
6,731	TOTAL SE	290,525
1,941	Valero Energy Corp.	109,802

		3,371,249

Food & Staples Retailing – 0.4%
312	Aeon Co. Ltd.	10,236
140	Ain Holdings, Inc.	8,649
10,606	Carrefour SA	181,622
92	Cosmos Pharmaceutical Corp.	14,856
20,179	Costco Wholesale Corp.	7,603,044
318	Etablissements Franz Colruyt NV	18,830

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
54,386	J Sainsbury plc	$167,167
6,334	Jeronimo Martins SGPS SA	106,473
3,899	Kesko OYJ Class B	100,074
374	Kobe Bussan Co. Ltd.	11,491
7,861	Koninklijke Ahold Delhaize NV	221,769
141,614	Kroger Co. (The)	4,497,661
531	Lawson, Inc.	24,711
1,572	Seven & i Holdings Co. Ltd.	55,665
573	Sysco Corp.	42,551
1,049	Tesco plc	3,310
12,921	Walgreens Boots Alliance, Inc.	515,289
6,114	Walmart, Inc.	881,333
7,205	Wm Morrison Supermarkets plc	17,434
185	Yaoko Co. Ltd.	12,884

		14,495,049

Food, Beverage & Tobacco – 1.2%
482	Ajinomoto Co., Inc.	10,922
898	Asahi Group Holdings Ltd.	36,982
4,134	Associated British Foods plc*	127,636
9,324	British American Tobacco plc	346,264
86,443	Bunge Ltd.	5,668,932
23,948	C&C Group plc*	74,554
5,088	Campbell Soup Co.	246,005
64	Coca-Cola Bottlers Japan Holdings, Inc.	1,000
134,733	Coca-Cola Co. (The)	7,388,758
10,649	Conagra Brands, Inc.	386,133
1,030	Constellation Brands, Inc. Class A	225,621
22	Cranswick plc	1,057
3,081	Danone SA	202,749
92	Davide Campari-Milano NV	1,055
121	Diageo plc	4,788
275	Ezaki Glico Co. Ltd.	12,092
531	Fuji Oil Holdings, Inc.	15,188
6,116	General Mills, Inc.	359,621
7,139	Glanbia plc	90,528
9,344	Greencore Group plc	14,896
12	Heineken Holding NV	1,130
19	Heineken NV	2,117
439	Hershey Co. (The)	66,873
97	Hilton Food Group plc	1,481
417	Hormel Foods Corp.	19,436
3,363	Imperial Brands plc	70,537
107	Ito En Ltd.	6,775
3,029	J M Smucker Co. (The)	350,152
1,787	Japan Tobacco, Inc.	36,432
636	JDE Peet’s NV*	28,849
145	Kagome Co. Ltd.	5,117
2,094	Kellogg Co.	130,310
25	Kerry Group plc Class A	3,631
532	Kewpie Corp.	11,713
13,205	Kraft Heinz Co. (The)	457,685
1,174	Maruha Nichiro Corp.	25,278
386	McCormick & Co., Inc. (Non-Voting)	36,902
235	MEIJI Holdings Co. Ltd.	16,539

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
12,245	Molson Coors Beverage Co. Class B	553,352
88,076	Mondelez International, Inc. Class A	5,149,804
44,929	Monster Beverage Corp.*	4,155,034
284	NH Foods Ltd.	12,509
397	Nichirei Corp.	11,156
6,383	Nippon Suisan Kaisha Ltd.	26,384
1,132	Nisshin Seifun Group, Inc.	18,032
46,425	PepsiCo, Inc.	6,884,827
14	Pernod Ricard SA	2,689
73,931	Philip Morris International, Inc.	6,120,747
41,448	Premier Foods plc*	56,793
1,173	Sapporo Holdings Ltd.	23,838
534	Suntory Beverage & Food Ltd.	18,914
5,223	Tate & Lyle plc	48,126
182	Toyo Suisan Kaisha Ltd.	8,857
8,759	Tyson Foods, Inc. Class A	564,430
44	Viscofan SA	3,120
987	Yamazaki Baking Co. Ltd.	16,484

		40,160,834

Health Care Equipment & Services – 1.9%
126	Abbott Laboratories	13,796
726	ABIOMED, Inc.*	235,369
1,572	Alfresa Holdings Corp.	28,814
2,893	AmerisourceBergen Corp.	282,820
345	Amplifon SpA*	14,340
2,586	Anthem, Inc.	830,339
68	As One Corp.	11,631
213	Baxter International, Inc.	17,091
83	Becton Dickinson and Co.	20,768
231	BioMerieux	32,512
113,189	Boston Scientific Corp.*	4,069,145
9,480	Cardinal Health, Inc.	507,749
70	Carl Zeiss Meditec AG	9,283
6,786	Centene Corp.*	407,364
2,345	Cerner Corp.	184,036
7,601	Chemed Corp.	4,048,369
4,056	Cigna Corp.	844,378
40,976	ConvaTec Group plc	111,621
70	Cooper Cos., Inc. (The)	25,432
13,301	CVS Health Corp.	908,458
28,921	Danaher Corp.	6,424,511
3,325	DaVita, Inc.*	390,355
5,218	Dentsply Sirona, Inc.	273,214
631	DexCom, Inc.*	233,293
138	DiaSorin SpA	28,813
735	Edwards Lifesciences Corp.*	67,054
2,345	Fresenius Medical Care AG & Co. KGaA	195,543
5,298	Fresenius SE & Co. KGaA	244,989
531	H.U. Group Holdings, Inc.	14,309
27,564	HCA Healthcare, Inc.	4,533,175
7,791	Henry Schein, Inc.*	520,906
81,116	Hologic, Inc.*	5,907,678
119	Hoya Corp.	16,481
12,476	Humana, Inc.	5,118,529

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
7,817	IDEXX Laboratories, Inc.*	$3,907,484
11,966	Insulet Corp.*	3,058,869
44	Koninklijke Philips NV*	2,370
2,611	Laboratory Corp. of America Holdings*	531,469
206	M3, Inc.	19,460
3,712	McKesson Corp.	645,591
16,850	Mediclinic International plc*	65,100
1,870	Medipal Holdings Corp.	35,166
56,852	Medtronic plc	6,659,643
105	Menicon Co. Ltd.	6,369
66	Nihon Kohden Corp.	2,458
740	Olympus Corp.	16,201
3,556	Quest Diagnostics, Inc.	423,769
10	ResMed, Inc.	2,126
84	Ship Healthcare Holdings, Inc.	4,678
898	Suzuken Co. Ltd.	32,484
89	Sysmex Corp.	10,709
1,695	Toho Holdings Co. Ltd.	29,798
15,248	UDG Healthcare plc	162,756
34,473	UnitedHealth Group, Inc.	12,088,992
4,630	Universal Health Services, Inc. Class B	636,625
848	West Pharmaceutical Services, Inc.	240,247

		65,154,529

Household & Personal Products – 0.4%
142	Beiersdorf AG	16,324
1,846	Church & Dwight Co., Inc.	161,027
955	Clorox Co. (The)	192,834
271	Colgate-Palmolive Co.	23,173
17,674	Estee Lauder Cos., Inc. (The) Class A	4,704,642
137	Kimberly-Clark Corp.	18,472
68	Lion Corp.	1,647
60	L’Oreal SA	22,893
102	Pola Orbis Holdings, Inc.	2,071
62,206	Procter & Gamble Co. (The)	8,655,343
2,365	PZ Cussons plc	7,436
647	Reckitt Benckiser Group plc	57,748
340	Unicharm Corp.	16,125
4,058	Unilever plc	245,455

		14,125,190

Insurance – 0.5%
535	Admiral Group plc	21,155
51,786	Aegon NV	206,568
10,364	Aflac, Inc.	460,887
2,773	Ageas SA/NV	147,266
1,066	Allianz SE (Registered)	261,887
5,550	Allstate Corp. (The)	610,111
32,407	Aon plc Class A	6,846,627
413	Arthur J Gallagher & Co.	51,092
2,207	ASR Nederland NV	88,304
3,758	Assicurazioni Generali SpA	65,797
725	Assurant, Inc.	98,759
31,313	Aviva plc	139,281
43	Chubb Ltd.	6,619
11,000	CNP Assurances*	178,717

Common Stocks – (continued)
Insurance – (continued)
13,679	Direct Line Insurance Group plc	59,828
1,497	Everest Re Group Ltd.	350,433
1,340	Globe Life, Inc.	127,246
44	Hannover Rueck SE	7,012
9,999	Hartford Financial Services Group, Inc. (The)	489,751
5,392	Japan Post Holdings Co. Ltd.	41,999
1,788	Japan Post Insurance Co. Ltd.	36,661
38,200	Just Group plc*	36,789
92	Lancashire Holdings Ltd.	913
31,322	Legal & General Group plc	114,150
10,522	Lincoln National Corp.	529,362
546	Marsh & McLennan Cos., Inc.	63,882
12,249	MetLife, Inc.	575,091
85	MS&AD Insurance Group Holdings, Inc.	2,586
4,285	NN Group NV	185,242
4,267	Phoenix Group Holdings plc	40,891
7,701	Poste Italiane SpA	78,772
8,426	Principal Financial Group, Inc.	418,014
55,560	Progressive Corp. (The)	5,493,773
951	Prudential plc	17,487
3,936	RSA Insurance Group plc	36,482
399	Sabre Insurance Group plc	1,517
271	Sampo OYJ Class A	11,586
491	Sompo Holdings, Inc.	19,906
3,086	T&D Holdings, Inc.	36,504
107	Tokio Marine Holdings, Inc.	5,513
2,529	Travelers Cos., Inc. (The)	354,996
22,757	Unum Group	522,046

		18,841,502

Materials – 1.2%
704	ADEKA Corp.	12,310
354	Air Liquide SA	58,037
15,769	Air Products and Chemicals, Inc.	4,308,406
588	Akzo Nobel NV	63,113
156	Albemarle Corp.	23,013
576	Anglo American plc	19,021
466	Antofagasta plc	9,143
7,874	ArcelorMittal SA*	180,078
752	Arkema SA	86,045
53	Avery Dennison Corp.	8,221
48,339	Ball Corp.	4,504,228
2,372	BASF SE	187,489
1,081	BHP Group plc	28,543
465	Celanese Corp.	60,422
52,795	Centamin plc	89,368
5,733	CF Industries Holdings, Inc.	221,924
322	Corbion NV	18,029
5,110	Corteva, Inc.	197,859
1,030	Covestro AG	63,462
8,158	CRH plc	345,699
250	Croda International plc	22,482
42,424	Crown Holdings, Inc.*	4,250,885
281	Daido Steel Co. Ltd.	11,748

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
611	DIC Corp.	$15,450
4,190	Dow, Inc.	232,545
281	Dowa Holdings Co. Ltd.	10,186
12,916	DS Smith plc	66,023
77,232	DuPont de Nemours, Inc.	5,491,968
2,127	Eastman Chemical Co.	213,296
127	Ecolab, Inc.	27,478
744	Essentra plc	3,123
747	Evonik Industries AG	24,415
3,510	Evraz plc	22,432
14,632	Ferrexpo plc	56,394
121	FP Corp.	5,086
975	Fresnillo plc	15,059
65,461	Glencore plc*	207,891
1,639	HeidelbergCement AG	122,033
258	Hill & Smith Holdings plc	4,975
81	Hitachi Metals Ltd.	1,232
737	Hochschild Mining plc	2,100
695	Huhtamaki OYJ	36,043
5,125	International Paper Co.	254,815
81	JFE Holdings, Inc.	778
294	JSR Corp.	8,197
155	Kaneka Corp.	5,430
72	Kansai Paint Co. Ltd.	2,219
182	Koninklijke DSM NV	31,299
72	Kuraray Co. Ltd.	767
910	LANXESS AG	69,206
26,100	Linde plc	6,877,645
214	Lintec Corp.	4,732
138	LyondellBasell Industries NV Class A	12,649
309	Marshalls plc*	3,161
248	Maruichi Steel Tube Ltd.	5,494
3,488	Mitsubishi Chemical Holdings Corp.	21,132
831	Mitsubishi Gas Chemical Co., Inc.	19,109
358	Mitsui Chemicals, Inc.	10,516
2,877	Mondi plc	67,413
11,944	Mosaic Co. (The)	274,831
113,457	Newmont Corp.	6,794,940
296	Nippon Kayaku Co. Ltd.	2,748
805	Nippon Light Metal Holdings Co. Ltd.	14,943
593	Nippon Paper Industries Co. Ltd.	6,867
323	Nippon Sanso Holdings Corp.	6,008
82	Nitto Denko Corp.	7,346
3,691	Nucor Corp.	196,324
3,252	Oji Holdings Corp.	18,514
581	Packaging Corp. of America	80,126
47,252	Petropavlovsk plc*	20,960
609	Polymetal International plc	14,019
182	PPG Industries, Inc.	26,248
1,745	Rengo Co. Ltd.	14,626
480	RHI Magnesita NV	23,004
791	Rio Tinto plc	59,541
1,316	Sealed Air Corp.	60,260
8,152	Sherwin-Williams Co. (The)	5,990,986
73	Shin-Etsu Chemical Co. Ltd.	12,813
4,170	Smurfit Kappa Group plc	194,774

Common Stocks – (continued)
Materials – (continued)
518	Solvay SA	61,090
4,730	Stora Enso OYJ Class R	90,569
246	Sumitomo Bakelite Co. Ltd.	8,484
5,110	Sumitomo Chemical Co. Ltd.	20,597
305	Sumitomo Metal Mining Co. Ltd.	13,567
156	Sumitomo Osaka Cement Co. Ltd.	4,565
236	Symrise AG	31,375
7,767	Synthomer plc	47,654
519	Taiheiyo Cement Corp.	13,000
333	Teijin Ltd.	6,266
833	Tokai Carbon Co. Ltd.	10,429
495	Tokuyama Corp.	11,144
120	Tokyo Ohka Kogyo Co. Ltd.	8,430
3,427	Toray Industries, Inc.	20,327
284	Toyo Seikan Group Holdings Ltd.	3,110
610	Toyobo Co. Ltd.	8,165
479	Ube Industries Ltd.	8,705
14	Umicore SA	673
143	UPM-Kymmene OYJ	5,333
3,139	voestalpine AG	112,033
6,209	Westrock Co.	270,278
1,887	Wienerberger AG	60,121
327	Yamato Kogyo Co. Ltd.	8,746

		43,366,355

Media & Entertainment – 2.7%
68,926	Activision Blizzard, Inc.	6,399,779
10,879	Alphabet, Inc. Class A*	19,066,971
1,187	Auto Trader Group plc	9,662
19,200	Bollore SA	79,491
383	Capcom Co. Ltd.	24,839
830	Charter Communications, Inc. Class A*	549,087
215,207	Comcast Corp. Class A	11,276,847
55	CTS Eventim AG & Co. KGaA*	3,676
153	CyberAgent, Inc.	10,555
751	DeNA Co. Ltd.	13,369
1,909	Dentsu Group, Inc.	56,815
21,027	Discovery, Inc. Class A*	632,702
23,814	Discovery, Inc. Class C*	623,689
2,724	Electronic Arts, Inc.	391,166
74,169	Facebook, Inc. Class A*	20,260,004
15,636	Fox Corp. Class A	455,320
15,299	Fox Corp. Class B	441,835
877	Fuji Media Holdings, Inc.	9,360
130	Future plc	3,082
1,813	Hakuhodo DY Holdings, Inc.	24,912
16,635	Interpublic Group of Cos., Inc. (The)	391,255
206	Kakaku.com, Inc.	5,639
211	Koei Tecmo Holdings Co. Ltd.	12,881
33,850	Liberty Broadband Corp. Class C*	5,360,825
390	Live Nation Entertainment, Inc.*	28,657
23,286	Netflix, Inc.*	12,591,439
19,054	News Corp. Class A	342,400
7,727	News Corp. Class B	137,309
1,074	Nexon Co. Ltd.	33,138

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
51	Nintendo Co. Ltd.	$32,739
5,324	Nippon Television Holdings, Inc.	58,042
4,463	Omnicom Group, Inc.	278,357
467	Pearson plc	4,286
1,599	ProSiebenSat.1 Media SE*	26,921
1,566	Publicis Groupe SA	77,832
1,551	Rightmove plc	13,780
377	Scout24 AG	30,806
68	Square Enix Holdings Co. Ltd.	4,123
1,652	Take-Two Interactive Software, Inc.*	343,269
1,634	TBS Holdings, Inc.	28,738
2,743	TV Asahi Holdings Corp.	45,033
359	Ubisoft Entertainment SA*	34,596
16,877	ViacomCBS, Inc.	628,837
63,204	Walt Disney Co. (The)*	11,451,301
256	WPP plc	2,774

		92,298,138

Pharmaceuticals, Biotechnology & Life Sciences – 1.6%
5,285	AbbVie, Inc.	566,288
1,048	Agilent Technologies, Inc.	124,178
2,826	Alexion Pharmaceuticals, Inc.*	441,534
93	Amgen, Inc.	21,383
90	Argenx SE*	26,521
2,206	Astellas Pharma, Inc.	34,157
624	AstraZeneca plc	62,221
3,641	Bayer AG (Registered)	214,496
2,125	Biogen, Inc.*	520,327
267	Bio-Rad Laboratories, Inc. Class A*	155,645
10,805	Bristol-Myers Squibb Co.	670,234
2,239	Catalent, Inc.*	233,013
426	Chugai Pharmaceutical Co. Ltd.	22,729
483	Daiichi Sankyo Co. Ltd.	16,553
290	Dechra Pharmaceuticals plc	13,658
366	Eli Lilly and Co.	61,795
182	Eurofins Scientific SE*	15,259
132	Evotec SE*	4,878
27,998	Exact Sciences Corp.*	3,709,455
181	Genus plc	10,357
87	Gerresheimer AG	9,382
6,253	Gilead Sciences, Inc.	364,300
17,473	GlaxoSmithKline plc	319,720
101	Grifols SA	2,949
2,252	Hikma Pharmaceuticals plc	77,403
158	Illumina, Inc.*	58,460
6,258	Indivior plc*	9,311
534	Ipsen SA	44,155
29,576	IQVIA Holdings, Inc.*	5,299,132
118	JCR Pharmaceuticals Co. Ltd.	2,791
75,846	Johnson & Johnson	11,936,643
539	Kaken Pharmaceutical Co. Ltd.	20,829
249	Kyowa Kirin Co. Ltd.	6,800
97,505	Merck & Co., Inc.	7,975,909
185	Merck KGaA	31,730
4,006	Mettler-Toledo International, Inc.*	4,565,558
153	Mochida Pharmaceutical Co. Ltd.	5,821

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
73	MorphoSys AG*	8,535
424	Ono Pharmaceutical Co. Ltd.	12,777
144	Orion OYJ Class B	6,615
901	Otsuka Holdings Co. Ltd.	38,605
1,454	PerkinElmer, Inc.	208,649
10,746	Perrigo Co. plc	480,561
232,019	Pfizer, Inc.	8,540,619
107	PureTech Health plc*	588
490	QIAGEN NV*	25,411
236	Recordati Industria Chimica e Farmaceutica SpA	13,124
404	Regeneron Pharmaceuticals, Inc.*	195,176
2,848	Sanofi	276,037
379	Santen Pharmaceutical Co. Ltd.	6,155
92	Sartorius Stedim Biotech	32,728
609	Sawai Pharmaceutical Co. Ltd.	27,639
504	Shionogi & Co. Ltd.	27,554
1,774	Sumitomo Dainippon Pharma Co. Ltd.	26,219
376	Taisho Pharmaceutical Holdings Co. Ltd.	25,354
2,243	Takeda Pharmaceutical Co. Ltd.	81,173
18,502	Thermo Fisher Scientific, Inc.	8,617,862
580	Tsumura & Co.	17,444
58	UCB SA	5,991
1,173	Vectura Group plc*	1,999
161	Vertex Pharmaceuticals, Inc.*	38,051
275	Waters Corp.*	68,040
795	Zoetis, Inc.	131,573

		56,570,053

Real Estate – 0.5%
15	Aedifica SA (REIT)	1,802
15	Alexandria Real Estate Equities, Inc. (REIT)	2,673
103	alstria office REIT-AG (REIT)	1,874
204	American Tower Corp. (REIT)	45,790
6,773	Assura plc (REIT)	7,128
97	Big Yellow Group plc (REIT)	1,453
2,420	CBRE Group, Inc. Class A*	151,782
3,550	Civitas Social Housing plc (REIT)	5,072
61	CLS Holdings plc	186
10	Cofinimmo SA (REIT)	1,488
31,890	Crown Castle International Corp. (REIT)	5,076,569
68	Deutsche Wohnen SE	3,628
102	Digital Realty Trust, Inc. (REIT)	14,230
134	Duke Realty Corp. (REIT)	5,356
7,929	Equinix, Inc. (REIT)	5,662,733
16	Extra Space Storage, Inc. (REIT)	1,854
25	Gecina SA (REIT)	3,887
983	Grainger plc	3,824
32	Grand City Properties SA	827
1,157	Host Hotels & Resorts, Inc. (REIT)	16,927
319	Hulic Co. Ltd.	3,509
323	Inmobiliaria Colonial SOCIMI SA (REIT)	3,189

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
524	Iron Mountain, Inc. (REIT)	$15,448
2,070	IWG plc*	9,728
158	Land Securities Group plc (REIT)	1,459
19	LEG Immobilien AG	2,948
1,373	LXI REIT plc (REIT)	2,237
24	Merlin Properties Socimi SA (REIT)	229
223	Mitsubishi Estate Co. Ltd.	3,584
1,102	Primary Health Properties plc (REIT)	2,304
73	Public Storage (REIT)	16,858
75	Relo Group, Inc.	1,818
645	Safestore Holdings plc (REIT)	6,894
1,793	Savills plc	23,396
184	SBA Communications Corp. (REIT)	51,912
787	Segro plc (REIT)	10,212
621	Sirius Real Estate Ltd.	796
35,131	Sun Communities, Inc. (REIT)	5,338,155
1,034	TAG Immobilien AG*	32,997
2,587	Tritax Big Box REIT plc (REIT)	5,944
534	Vonovia SE	39,000
100	Warehouses De Pauw CVA CVA (REIT)	3,467

		16,585,167

Retailing – 1.8%
1,879	Advance Auto Parts, Inc.	295,961
7,072	Amazon.com, Inc.*	23,033,009
2,778	AO World plc*	15,668
703	Autobacs Seven Co. Ltd.	9,742
172	AutoZone, Inc.*	203,896
6,288	B&M European Value Retail SA	44,266
3,810	Best Buy Co., Inc.	380,200
3,059	Booking Holdings, Inc.*	6,813,219
2,334	CarMax, Inc.*	220,470
256	Delivery Hero SE*	40,036
19,386	Dixons Carphone plc*	30,739
2,084	Dollar General Corp.	438,265
3,528	Dollar Tree, Inc.*	381,165
927	Dunelm Group plc	15,348
111,456	eBay, Inc.	5,600,664
1,746	Etsy, Inc.*	310,631
1,387	Frasers Group plc*	8,541
2,115	Gap, Inc. (The)	42,702
2,623	Genuine Parts Co.	263,428
2,330	HelloFresh SE*	180,231
39,221	Home Depot, Inc. (The)	10,417,882
3,036	Inchcape plc	26,727
214	Industria de Diseno Textil SA	6,792
3,218	J Front Retailing Co. Ltd.	25,522
2,537	JD Sports Fashion plc*	29,805
150	Just Eat Takeaway.com NV*	16,913
13,973	Kingfisher plc*	51,632
3,227	K’s Holdings Corp.	44,964
5,015	L Brands, Inc.	186,508
9,047	LKQ Corp.*	318,816
44,678	Lowe’s Cos., Inc.	7,171,266
17,446	Marks & Spencer Group plc*	32,360

Common Stocks – (continued)
Retailing – (continued)
361	Moneysupermarket.com Group plc	1,289
299	Next plc*	28,832
60	Nitori Holdings Co. Ltd.	12,546
748	Ocado Group plc*	23,390
431	O’Reilly Automotive, Inc.*	195,058
310	PALTAC Corp.	16,874
251	Pan Pacific International Holdings Corp.	5,799
4,928	Pets at Home Group plc	28,036
708	Pool Corp.	263,730
230	Prosus NV*	24,835
3,533	Rakuten, Inc.	33,998
67	Sanrio Co. Ltd.	917
104	Shimamura Co. Ltd.	10,928
375	Takashimaya Co. Ltd.	3,227
3,302	Target Corp.	582,902
82,821	TJX Cos., Inc. (The)	5,655,846
3,268	Tractor Supply Co.	459,415
434	Ulta Beauty, Inc.*	124,627
11,791	Vivo Energy plc	13,706
1,029	Watches of Switzerland Group plc*	8,147
84	WH Smith plc	1,732
9,980	Yamada Holdings Co. Ltd.	53,024
519	Zalando SE*	57,729
142	ZOZO, Inc.	3,498

		64,267,453

Semiconductors & Semiconductor Equipment – 0.5%
2,528	Advanced Micro Devices, Inc.*	231,843
7,205	Applied Materials, Inc.	621,791
423	ASM International NV	92,308
175	ASML Holding NV	84,731
255	BE Semiconductor Industries NV	15,313
2,108	Broadcom, Inc.	922,988
1,774	Dialog Semiconductor plc*	96,671
1,138	Infineon Technologies AG	43,459
24,771	Intel Corp.	1,234,091
102	Lasertec Corp.	11,972
2,386	Microchip Technology, Inc.	329,530
4,335	Micron Technology, Inc.*	325,905
743	NVIDIA Corp.	387,995
3,228	Qorvo, Inc.*	536,720
860	QUALCOMM, Inc.	131,012
2,750	Renesas Electronics Corp.*	28,784
366	SCREEN Holdings Co. Ltd.	26,990
29,946	Skyworks Solutions, Inc.	4,578,144
58	SOITEC*	11,248
20,500	STMicroelectronics NV	764,800
436	SUMCO Corp.	9,574
1,640	Teradyne, Inc.	196,620
40,772	Texas Instruments, Inc.	6,691,908
543	Ulvac, Inc.	23,280

		17,397,677

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 3.0%
3,271	Accenture plc Class A	$854,418
667	Adobe, Inc.*	333,580
32	Adyen NV*	74,353
2,352	Akamai Technologies, Inc.*	246,936
536	Alten SA*	60,778
12,061	ANSYS, Inc.*	4,387,792
2,030	Atos SE*	185,371
685	Autodesk, Inc.*	209,158
324	Avast plc	2,379
91	AVEVA Group plc	3,973
496	Bechtle AG	108,099
10	Broadridge Financial Solutions, Inc.	1,532
1,876	Cadence Design Systems, Inc.*	255,943
1,671	CANCOM SE	93,543
1,126	Capgemini SE	175,152
18,981	Capita plc*	10,170
77,957	CDK Global, Inc.	4,040,511
2,138	Citrix Systems, Inc.	278,154
9,121	Cognizant Technology Solutions Corp. Class A	747,466
798	Computacenter plc	26,723
22,447	Concentrix Corp.*	2,215,519
49	Dassault Systemes SE	9,938
27,715	DXC Technology Co.	713,661
349	FDM Group Holdings plc	5,395
45,228	Fidelity National Information Services, Inc.	6,397,953
16,600	Finablr plc*(a)	—
50,589	Fiserv, Inc.*	5,760,064
1,719	FleetCor Technologies, Inc.*	468,995
1,319	Fortinet, Inc.*	195,911
463	Fujitsu Ltd.	66,920
2,787	Gartner, Inc.*	446,450
1,142	Global Payments, Inc.	246,010
568	GMO internet, Inc.	16,310
81	GMO Payment Gateway, Inc.	10,885
111	Infomart Corp.	1,060
7,163	International Business Machines Corp.	901,678
275	Intuit, Inc.	104,459
200	Itochu Techno-Solutions Corp.	7,142
627	Jack Henry & Associates, Inc.	101,568
552	Kainos Group plc	9,194
6,011	Leidos Holdings, Inc.	631,876
34,747	Mastercard, Inc. Class A	12,402,594
2,793	Micro Focus International plc	16,070
103,627	Microsoft Corp.	23,048,717
854	NEC Corp.	45,868
197	Nemetschek SE	14,641
277	NET One Systems Co. Ltd.	9,774
1,178	Network International Holdings plc*	5,308
2,743	Nexi SpA*	54,583
406	Nihon Unisys Ltd.	15,914
214	Nomura Research Institute Ltd.	7,656
10,108	NortonLifeLock, Inc.	210,044
1,885	NTT Data Corp.	25,802
151,327	Oracle Corp.	9,789,344

Common Stocks – (continued)
Software & Services – (continued)
65	Paycom Software, Inc.*	29,396
1,618	PayPal Holdings, Inc.*	378,936
29,308	PTC, Inc.*	3,505,530
2,165	Sage Group plc (The)	17,191
665	salesforce.com, Inc.*	147,982
2,997	SAP SE	388,168
62	SCSK Corp.	3,545
481	ServiceNow, Inc.*	264,757
32	Softcat plc	602
1,095	Sopra Steria Group*	176,506
18,225	Synopsys, Inc.*	4,724,649
661	TeamViewer AG*	35,507
382	TIS, Inc.	7,831
15,979	Twilio, Inc. Class A*	5,408,891
145	Tyler Technologies, Inc.*	63,295
776	VeriSign, Inc.*	167,926
63,953	Visa, Inc. Class A	13,988,440
21,008	Western Union Co. (The)	460,916
253	Worldline SA*	24,578

		105,847,980

Technology Hardware & Equipment – 1.5%
2,018	Alps Alpine Co. Ltd.	26,627
532	Amano Corp.	12,743
1,610	Amphenol Corp. Class A	210,540
1,900	Anritsu Corp.	42,415
236,225	Apple, Inc.	31,344,695
779	Arista Networks, Inc.*	226,354
183	Azbil Corp.	10,011
1,762	Brother Industries Ltd.	36,374
1,031	Canon Marketing Japan, Inc.	23,562
1,625	Canon, Inc.	31,480
3,348	CDW Corp.	441,233
105,399	Ciena Corp.*	5,570,337
25,213	Cisco Systems, Inc.	1,128,282
4,468	Corning, Inc.	160,848
74,766	Dell Technologies, Inc. Class C*	5,479,600
4,119	F5 Networks, Inc.*	724,697
11,962	FLIR Systems, Inc.	524,294
832	FUJIFILM Holdings Corp.	43,890
509	Halma plc	17,047
41,853	Hewlett Packard Enterprise Co.	495,958
1,562	Hitachi Ltd.	61,651
236	Horiba Ltd.	13,861
28,200	HP, Inc.	693,438
184	Ibiden Co. Ltd.	8,602
239	IPG Photonics Corp.*	53,486
25,183	Juniper Networks, Inc.	566,869
64	Keyence Corp.	36,001
2,881	Keysight Technologies, Inc.*	380,551
4,490	Konica Minolta, Inc.	17,193
310	Kyocera Corp.	19,027
2,126	Motorola Solutions, Inc.	361,548
241	Murata Manufacturing Co. Ltd.	21,818
7,003	NetApp, Inc.	463,879
297	Nippon Electric Glass Co. Ltd.	6,506

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
48,316	Nokia OYJ*	$186,612
2,915	Oki Electric Industry Co. Ltd.	25,779
78	Omron Corp.	6,963
219	Oxford Instruments plc	5,977
176	Renishaw plc	13,879
5,204	Ricoh Co. Ltd.	34,221
4,850	Seagate Technology plc	301,476
2,119	Seiko Epson Corp.	31,489
444	Spectris plc	17,101
2,597	Spirent Communications plc	9,389
22,447	SYNNEX Corp.	1,828,084
81	Taiyo Yuden Co. Ltd.	3,803
2,443	TE Connectivity Ltd.	295,774
86	Topcon Corp.	1,070
6,719	Western Digital Corp.	372,165
544	Yokogawa Electric Corp.	10,850
1,307	Zebra Technologies Corp. Class A*	502,319

		52,902,368

Telecommunication Services – 0.6%
2,809	Airtel Africa plc	2,897
34,220	AT&T, Inc.	984,167
3,459	BT Group plc*	6,235
372	Cellnex Telecom SA	22,340
58,045	CenturyLink, Inc.	565,939
9,755	Deutsche Telekom AG (Registered)	178,054
99	Elisa OYJ	5,427
1,743	Freenet AG	36,614
1,115	Helios Towers plc*	2,328
83	Iliad SA	17,037
211	Infrastrutture Wireless Italiane SpA	2,558
2,651	Koninklijke KPN NV	8,057
5,777	Nippon Telegraph & Telephone Corp.	148,232
210	Orange SA	2,500
225	Proximus SADP	4,444
5,077	SoftBank Corp.	63,726
425	SoftBank Group Corp.	32,995
214,938	Telecom Italia SpA	99,763
1,682	Telefonica Deutschland Holding AG	4,633
28,800	Telefonica SA*	114,556
65,606	T-Mobile US, Inc.*	8,846,969
416	United Internet AG (Registered)	17,512
149,257	Verizon Communications, Inc.	8,768,849
187,671	Vodafone Group plc	308,247

		20,244,079

Transportation – 0.5%
2,100	Abertis Infraestructuras SA*(a)	16,599
4,533	Atlantia SpA*	81,857
1,444	CH Robinson Worldwide, Inc.	135,797
433	Clarkson plc	15,987
229	Deutsche Lufthansa AG (Registered)*	3,030
3,334	Deutsche Post AG (Registered)	165,152
208	easyJet plc	2,361
1,885	Expeditors International of Washington, Inc.	179,282

Common Stocks – (continued)
Transportation – (continued)
803	FedEx Corp.	208,475
46,619	Firstgroup plc*	47,403
227	James Fisher & Sons plc	2,945
193	Japan Airlines Co. Ltd.	3,722
1,117	Kamigumi Co. Ltd.	20,406
88	Nikkon Holdings Co. Ltd.	1,765
536	Nippon Yusen KK	12,505
18,165	Norfolk Southern Corp.	4,316,186
722	Old Dominion Freight Line, Inc.	140,920
11,751	Royal Mail plc*	54,160
580	Sankyu, Inc.	21,932
406	Seino Holdings Co. Ltd.	5,729
511	SG Holdings Co. Ltd.	13,933
83,774	Southwest Airlines Co.	3,904,706
33,756	Union Pacific Corp.	7,028,674
388	United Parcel Service, Inc. Class B	65,339
1,202	Yamato Holdings Co. Ltd.	30,690

		16,479,555

Utilities – 0.5%
65,799	A2A SpA	105,467
21	Acciona SA	3,005
159,625	AES Corp. (The)	3,751,188
229	Alliant Energy Corp.	11,800
219	Ameren Corp.	17,095
139	American Electric Power Co., Inc.	11,575
21,042	American Water Works Co., Inc.	3,229,316
146	Atmos Energy Corp.	13,933
6,641	CenterPoint Energy, Inc.	143,711
99,636	Centrica plc	63,221
1,020	Chubu Electric Power Co., Inc.	12,309
69	Chugoku Electric Power Co., Inc. (The)	810
522	CMS Energy Corp.	31,847
3,341	Consolidated Edison, Inc.	241,454
6,523	ContourGlobal plc	19,179
267	Dominion Energy, Inc.	20,078
13,686	Drax Group plc	70,259
1,762	DTE Energy Co.	213,924
3,263	Duke Energy Corp.	298,760
1,346	E.ON SE	14,905
1,791	Edison International	112,511
4,587	EDP – Energias de Portugal SA	28,790
1,552	EDP Renovaveis SA	43,229
753	Electric Power Development Co. Ltd.	10,392
2,053	Electricite de France SA	32,487
17	Elia Group SA/NV	2,029
2,312	Enagas SA	50,863
642	Endesa SA	17,609
6,725	Enel SpA	68,425
9,086	Engie SA*	139,289
256	Entergy Corp.	25,559
4,339	Evergy, Inc.	240,858
165	Eversource Energy	14,274
8,721	Exelon Corp.	368,201

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
8,216	FirstEnergy Corp.	$251,492
1,866	Fortum OYJ	45,083
13,510	Hera SpA	49,162
4,610	Hokkaido Electric Power Co., Inc.	16,806
1,871	Hokuriku Electric Power Co.	12,207
3,994	Iberdrola SA	57,395
9,116	Italgas SpA	58,069
76	Kyushu Electric Power Co., Inc.	656
352	Naturgy Energy Group SA	8,186
78,505	NextEra Energy, Inc.	6,056,661
4,197	NiSource, Inc.	96,279
9,160	NRG Energy, Inc.	343,958
203	Pennon Group plc	2,627
679	Pinnacle West Capital Corp.	54,286
2,370	PPL Corp.	66,834
2,844	Public Service Enterprise Group, Inc.	165,805
155	Red Electrica Corp. SA	3,182
1,066	Rubis SCA	49,279
3,515	RWE AG	148,710
260	Severn Trent plc	8,117
9,080	Snam SpA	51,280
489	Southern Co. (The)	30,039
6,487	SSE plc	132,874
3,125	Suez SA	61,935
304	Telecom Plus plc	5,953
371	Terna Rete Elettrica Nazionale SpA	2,851
118	Tohoku Electric Power Co., Inc.	974
490	Tokyo Gas Co. Ltd.	11,341
170	United Utilities Group plc	2,079
3,974	Veolia Environnement SA	97,988
219	Verbund AG Class A	18,606
312	WEC Energy Group, Inc.	28,713
276	Xcel Energy, Inc.	18,401

		17,386,180

TOTAL COMMON STOCKS
(Cost $671,603,391)		$831,198,478

Exchange-Traded Funds – 14.5%
278,859	Invesco Emerging Markets Sovereign Debt ETF(b)	$8,042,294
3,239,584	Invesco Senior Loan ETF	72,177,932
5,974,527	iShares Core MSCI Emerging Markets ETF	370,659,655
488,292	SPDR Bloomberg Barclays Convertible Securities ETF	40,425,695
168,414	SPDR Dow Jones International Real Estate ETF(b)	5,741,233
54,112	SPDR Dow Jones REIT ETF(b)	4,691,510

TOTAL EXCHANGE-TRADED FUNDS
(Cost $440,857,300)		$501,738,319

Shares	Dividend Rate	Value

Investment Company(c) – 54.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,902,588,303	0.026%	$1,902,588,303
(Cost $1,902,588,303)

TOTAL INVESTMENTS BEFORE SECURITIES-LENDING REINVESTMENT VEHICLE
(Cost $3,015,048,994)		$3,235,525,100

Securities Lending Reinvestment Vehicle(c) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,117,550	0.026%	$2,117,550
(Cost $2,117,550)

TOTAL INVESTMENTS – 93.3%
(Cost $3,017,166,544)		$3,237,642,650

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.7%		231,988,988

NET ASSETS – 100.0%		$3,469,631,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NZD	—New Zealand Dollar
PHP	—Philippines Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA	AUD	15,730,000	USD	11,865,069	01/27/2021	$265,182
	CAD	22,890,000	USD	17,806,208	01/26/2021	178,059
	CHF	16,640,000	USD	18,780,906	01/26/2021	27,594
	CLP	3,149,550,000	USD	4,311,765	02/01/2021	120,474
	IDR	76,315,320,000	USD	5,347,247	01/07/2021	98,842
	IDR	79,573,720,000	USD	5,566,676	02/01/2021	142,500
	ILS	25,650,000	USD	7,901,826	01/26/2021	83,314
	INR	690,520,000	USD	9,303,637	02/02/2021	124,134
	JPY	910,940,000	USD	8,804,700	01/26/2021	19,904
	KRW	9,517,800,000	USD	8,604,112	02/01/2021	144,574
	MXN	77,380,000	USD	3,818,975	01/26/2021	60,002
	NZD	16,550,000	USD	11,671,622	01/27/2021	237,953
	PHP	443,800,000	USD	9,187,220	01/05/2021	54,089
	PHP	494,030,000	USD	10,206,509	02/01/2021	65,779
	SEK	49,650,000	USD	6,003,210	01/26/2021	33,035
	ZAR	56,700,000	USD	3,830,102	01/26/2021	16,355

TOTAL						$1,671,790

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA	CZK	122,780,000	USD	5,727,544	01/26/2021	$(10,798)
	HUF	1,208,850,000	USD	4,091,606	01/26/2021	(19,298)
	PLN	19,780,000	USD	5,372,846	01/26/2021	(77,230)
	TWD	326,000,000	USD	11,661,644	02/01/2021	(10,308)
	USD	5,349,455	IDR	76,315,320,000	01/07/2021	(96,635)
	USD	9,182,702	PHP	443,800,000	01/05/2021	(58,607)

TOTAL						$(272,876)

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	114	02/24/2021	$21,704,460	$(75,155)
3 Month Canadian Bankers Acceptance	18	03/15/2021	3,519,149	4,322
3 Month Canadian Bankers Acceptance	19	06/14/2021	3,714,657	2,358
3 Month Canadian Bankers Acceptance	20	09/13/2021	3,910,166	585
Amsterdam Exchange Index	47	01/15/2021	7,171,797	75,835
Australia 10 Year Bond	129	03/15/2021	14,642,407	19,644
CAC 40 10 Euro Index	87	01/15/2021	5,890,234	(506)
Canada 10 Year Bond	226	03/22/2021	26,470,532	64,435
Copper	86	03/29/2021	7,576,600	783,438
Corn	161	03/12/2021	3,910,288	367,780
DAX Index	31	03/19/2021	13,014,421	183,596

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
EURO STOXX 50 Index	2,652	03/19/2021	$115,013,462	$721,896
Euro-Bobl	453	03/08/2021	74,809,620	(22,761)
Euro-BTP	153	03/08/2021	28,412,562	127,776
Euro-Bund	541	03/08/2021	117,404,524	217,677
Euro-Buxl	48	03/08/2021	13,207,893	108,915
Euro-OAT	194	03/08/2021	39,782,837	104,455
FTSE 100 Index	569	03/19/2021	49,954,502	(340,893)
FTSE/JSE Top 40 Index	156	03/18/2021	5,798,699	(14,938)
FTSE/MIB Index	43	03/19/2021	5,812,287	69,650
Hang Seng Index	71	01/28/2021	12,464,118	424,549
HSCEI	110	01/28/2021	7,591,858	155,356
IBEX 35 Index	43	01/15/2021	4,239,615	(8,349)
Japan 10 Year Bond	9	03/15/2021	13,234,807	(22,100)
KOSPI 200 Index	88	03/11/2021	7,881,156	617,344
LME Aluminum Base Metal	128	01/20/2021	6,332,800	211,975
LME Aluminum Base Metal	158	02/17/2021	7,801,250	(145,254)
LME Lead Base Metal	71	01/20/2021	3,520,269	(70,331)
LME Lead Base Metal	80	02/17/2021	3,978,500	(169,546)
LME Nickel Base Metal	44	01/20/2021	4,373,556	317,522
LME Nickel Base Metal	51	02/17/2021	5,075,622	68,234
LME Zinc Base Metal	71	01/20/2021	4,851,661	141,015
LME Zinc Base Metal	83	02/17/2021	5,689,297	(84,957)
Long Gilt	235	03/29/2021	43,557,474	316,073
NASDAQ 100 E-Mini Index	46	03/19/2021	11,854,660	390,830
OMXS30 Index	245	01/15/2021	5,593,019	(34,925)
S&P Midcap 400 E-Mini Index	19	03/19/2021	4,376,650	127,085
S&P/TSX 60 Index	42	03/18/2021	6,789,819	(48,809)
Silver	28	03/29/2021	3,718,400	280,323
Soybean	78	03/12/2021	5,109,000	575,004
TOPIX Index	260	03/11/2021	45,437,993	1,222,237
U.S. Treasury 2 Year Note	260	03/31/2021	57,449,843	48,307
U.S. Treasury 5 Year Note	718	03/31/2021	90,568,969	189,470
U.S. Treasury 10 Year Note	960	03/22/2021	132,510,000	155,219
U.S. Treasury Long Bond	116	03/22/2021	20,060,750	(132,982)

Total				$6,921,399
Short position contracts:
Euro-Schatz	(105)	03/08/2021	(14,401,879)	(178)
LME Aluminum Base Metal	(128)	01/20/2021	(6,332,800)	92,406
LME Lead Base Metal	(71)	01/20/2021	(3,520,269)	150,213
LME Nickel Base Metal	(44)	01/20/2021	(4,373,556)	(58,332)
LME Zinc Base Metal	(71)	01/20/2021	(4,851,661)	72,858
Russell 2000 E-Mini Index	(124)	03/19/2021	(12,243,760)	(397,959)
S&P 500 E-Mini Index	(246)	03/19/2021	(46,110,240)	(1,350,795)

Total				$(1,491,787)

Total Futures Contracts				$5,429,612

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2020(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.440%	12/20/2025	EUR	98,250	$14,367,579	$9,024,113	$5,343,466
iTraxx Europe Index	1.000	0.480	12/20/2025		18,600	598,401	514,761	83,640
Markit CDX North America High Yield Index	5.000	2.938	12/20/2025	USD	196,900	18,612,145	7,597,542	11,014,603
Markit CDX North America Investment Grade Index	1.000	0.500	12/20/2025		11,500	285,208	273,855	11,353

TOTAL						$33,863,333	$17,410,271	$16,453,062

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
Alerian MLP Index Total Return(b)	(0.153)%	Bank of America NA	05/17/2021	USD	11,377	$(870,907)
Bloomberg Roll Select Commodity Index Total Return(c)	(0.000)	JPMorgan Chase Bank NA	02/26/2021		780	13,335
Euro Stoxx Gross Total Return Index(d)	0.573		06/16/2021	EUR	12,599	(195,736)
FTSE 100 Total Return Index(d)	0.026		09/15/2021	GBP	3,469	32,482
J.P. Morgan Bespoke Global Energy Sector Index(b)	(0.153)		08/24/2021	USD	6,685	(248,531)
J.P. Morgan Bespoke Global Healthcare Sector Index(b)	(0.153)		08/24/2021		50,499	1,084,201
J.P. Morgan Bespoke Global Materials Sector Index(b)	(0.153)		08/24/2021		17,586	370,935
J.P. Morgan Bespoke Global Technology Sector Index(b)	(0.153)		08/24/2021		29,106	777,058
MSCI The World Growth Net Return Index(b)	(0.153)		08/25/2021		189,877	4,983,685
MSCI The World Net Return Index(d)	0.153		08/25/2021		338,999	(6,109,584)

TOTAL						$(163,062)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments made weekly.
(d)	Payments received monthly.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS and WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following purchased & written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Purchased options contracts:
Puts
S&P 500 Index	2,955 USD	01/29/2021	12	$4,507,284	$4,440	$12,614	$(8,174)
	3,035 USD	01/29/2021	135	50,706,945	59,400	132,008	(72,608)
	3,055 USD	01/29/2021	73	27,419,311	33,580	67,511	(33,931)
	3,060 USD	01/29/2021	185	69,487,295	86,950	146,352	(59,402)
	3,165 USD	01/29/2021	233	87,516,431	146,790	168,086	(21,296)

Total purchased options contracts			638		$331,160	$526,571	$(195,411)
Written options contracts:
Puts
S&P 500 Index	3,620 USD	01/29/2021	12	$(4,507,284)	$(47,280)	$(114,476)	$67,196
	3,645 USD	01/29/2021	185	(69,487,295)	(815,850)	(1,275,743)	459,893
	3,655 USD	01/29/2021	135	(50,706,945)	(622,350)	(1,096,822)	474,472
	3,665 USD	01/29/2021	73	(27,419,311)	(351,860)	(604,069)	252,209
	3,690 USD	01/29/2021	233	(87,516,431)	(1,261,695)	(1,446,966)	185,271

Total written options contracts			638		$(3,099,035)	$(4,538,076)	$1,439,041

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

December 31, 2020

Shares	Dividend Rate	Value

Investment Company(a) – 71.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,297,724	0.026%	$24,297,724

TOTAL INVESTMENTS – 71.0%
(Cost $24,297,724)		$24,297,724

OTHER ASSETS IN EXCESS OF LIABILITIES – 29.0%		9,947,229

NET ASSETS – 100.0%		$34,244,953

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	IDR	3,527,270,000	USD	247,144	01/07/2021	$4,572
	IDR	6,468,990,000	USD	452,760	02/01/2021	11,371
	INR	73,090,000	USD	984,804	02/02/2021	13,105
	MXN	11,370,000	USD	561,079	01/26/2021	8,887
	PHP	2,670,000	USD	55,271	01/05/2021	326
	PHP	15,790,000	USD	326,679	02/01/2021	1,640
	RUB	10,990,000	USD	146,047	02/01/2021	2,003
	USD	541,933	CZK	11,620,000	01/26/2021	895
	USD	459,553	HUF	135,770,000	01/26/2021	2,179
	USD	180,251	PEN	650,000	02/01/2021	647
	USD	86,835	PLN	320,000	01/26/2021	1,162
	ZAR	9,590,000	USD	647,653	01/26/2021	2,921

TOTAL						$49,708

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	NOK	3,660,000	USD	428,874	01/26/2021	$(2,018)
	TWD	9,440,000	USD	337,692	02/01/2021	(304)
	USD	179,627	CLP	131,070,000	02/01/2021	(4,823)
	USD	145,041	COP	499,270,000	02/01/2021	(1,146)
	USD	249,182	IDR	3,527,270,000	01/07/2021	(2,534)
	USD	1,934,415	NOK	16,790,000	01/26/2021	(23,758)
	USD	55,245	PHP	2,670,000	01/05/2021	(352)
	USD	883,314	SEK	7,310,000	01/26/2021	(5,407)
	USD	683,603	THB	20,570,000	01/26/2021	(2,980)

TOTAL						$(43,322)

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	5	02/24/2021	$951,950	$24,686
3 Month Canadian Bankers Acceptance	1	03/15/2021	195,508	(2)
3 Month Canadian Bankers Acceptance	1	06/14/2021	195,508	(2)
3 Month Canadian Bankers Acceptance	1	09/13/2021	195,508	7
Amsterdam Exchange Index	1	01/15/2021	152,591	(679)
Australia 10 Year Bond	97	03/15/2021	11,010,182	15,235
Brent Crude Oil	9	04/30/2021	464,940	14,342
CAC 40 10 Euro Index	1	01/15/2021	67,704	(4)
Canada 10 Year Bond	29	03/22/2021	3,396,661	10,855
Cocoa	18	05/13/2021	456,300	15,335
Coffee “C”	9	05/18/2021	439,256	34,565
Copper	5	05/26/2021	441,250	26,861
Corn	20	05/14/2021	484,500	48,900
Cotton No. 2	12	05/06/2021	472,200	32,982
EURO STOXX 50 Index	5	03/19/2021	216,843	1,075
Euro-Bobl	2	03/08/2021	330,285	(99)
Euro-BTP	1	03/08/2021	185,703	836
Euro-OAT	2	03/08/2021	410,132	503
Feeder Cattle	11	03/25/2021	770,688	4,140
Foreign Exchange AUD/USD	14	03/15/2021	1,079,890	24,795
Foreign Exchange CAD/USD	5	03/16/2021	392,975	3,684
Foreign Exchange NZD/USD	36	03/15/2021	2,590,920	42,759
FTSE 100 Index	1	03/19/2021	87,794	(597)
FTSE/JSE Top 40 Index	2	03/18/2021	74,342	(152)
Hang Seng Index	1	01/28/2021	175,551	5,970
HSCEI	1	01/28/2021	69,017	1,400
KC HRW Wheat	15	05/14/2021	456,000	29,127
KOSPI 200 Index	1	03/11/2021	89,559	7,020
Lean Hogs	14	06/14/2021	463,400	9,787
Live Cattle	10	06/30/2021	458,700	11,709
LME Aluminum Base Metal	21	01/20/2021	1,038,975	35,554
LME Aluminum Base Metal	13	02/17/2021	641,875	40,955
LME Aluminum Base Metal	13	03/17/2021	642,688	52,352
LME Aluminum Base Metal	17	04/21/2021	842,456	18,755

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Aluminum Base Metal	9	05/19/2021	$446,906	$(12,171)
LME Lead Base Metal	4	01/20/2021	198,325	558
LME Lead Base Metal	2	02/17/2021	99,462	(4,239)
LME Nickel Base Metal	4	01/20/2021	397,596	20,392
LME Nickel Base Metal	1	02/17/2021	99,522	1,338
LME Zinc Base Metal	16	01/20/2021	1,093,332	46,684
LME Zinc Base Metal	12	02/17/2021	822,549	53,583
LME Zinc Base Metal	10	03/17/2021	687,332	83,895
LME Zinc Base Metal	11	04/21/2021	757,510	25,661
LME Zinc Base Metal	5	05/19/2021	344,916	(4,587)
Long Gilt	4	03/29/2021	741,404	10,122
Low Sulphur Gasoil	10	05/12/2021	427,250	15,505
NASDAQ 100 E-Mini Index	1	03/19/2021	257,710	868
Natural Gas	18	04/28/2021	461,160	12,400
NY Harbor ULSD	7	04/30/2021	437,178	17,939
OMXS30 Index	2	01/15/2021	45,657	(252)
RBOB Gasoline	7	04/30/2021	451,408	27,356
Russell 2000 E-Mini Index	1	03/19/2021	98,740	3,203
S&P 500 E-Mini Index	3	03/19/2021	562,320	12,751
S&P/TSX 60 Index	1	03/18/2021	161,662	(1,212)
Silver	1	03/29/2021	132,800	2,632
Soybean	7	05/14/2021	456,575	42,765
Soybean Oil	18	05/14/2021	448,200	52,293
Sugar No. 11	26	04/30/2021	427,482	19,597
TOPIX Index	1	03/11/2021	174,762	4,701
U.S. Treasury 2 Year Note	2	03/31/2021	441,922	177
U.S. Treasury 5 Year Note	4	03/31/2021	504,562	1,119
Wheat	14	05/14/2021	449,050	24,331
WTI Crude Oil	9	04/20/2021	436,950	18,955

Total				$989,018
Short position contracts:
Brent Crude Oil	(8)	01/29/2021	(414,400)	(19,726)
CBOE Volatility Index	(20)	01/20/2021	(473,500)	59,463
CBOE Volatility Index	(23)	02/17/2021	(588,225)	528
CBOE Volatility Index	(22)	03/17/2021	(567,050)	4,744
Cocoa	(9)	03/16/2021	(234,270)	(9)
Coffee “C”	(9)	03/19/2021	(432,844)	(34,828)
Copper	(6)	03/29/2021	(528,600)	(19,342)
Corn	(45)	03/12/2021	(1,092,938)	(115,242)
Cotton No. 2	(24)	03/09/2021	(937,440)	(58,436)
Euro-Bund	(76)	03/08/2021	(16,493,057)	(22,831)
Euro-Schatz	(3)	03/08/2021	(411,482)	1
Foreign Exchange CHF/USD	(18)	03/15/2021	(2,546,775)	(420)
Foreign Exchange EUR/USD	(22)	03/15/2021	(3,364,762)	(8,829)
Foreign Exchange GBP/USD	(5)	03/15/2021	(427,531)	(9,605)
Japan 10 Year Bond	(3)	03/15/2021	(4,411,602)	5,752
KC HRW Wheat	(30)	03/12/2021	(908,625)	(62,721)
Lean Hogs	(6)	02/12/2021	(168,840)	(6,609)
Live Cattle	(13)	02/26/2021	(598,650)	(3,751)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
LME Aluminum Base Metal	(21)	01/20/2021	$(1,038,975)	$(51,577)
LME Aluminum Base Metal	(17)	02/17/2021	(839,375)	(35,307)
LME Aluminum Base Metal	(13)	03/17/2021	(642,688)	(23,240)
LME Aluminum Base Metal	(17)	04/21/2021	(842,456)	9,720
LME Aluminum Base Metal	(1)	05/19/2021	(49,656)	656
LME Lead Base Metal	(4)	01/20/2021	(198,325)	(3,025)
LME Nickel Base Metal	(4)	01/20/2021	(397,596)	(9,381)
LME Zinc Base Metal	(16)	01/20/2021	(1,093,332)	(63,158)
LME Zinc Base Metal	(16)	02/17/2021	(1,096,732)	(58,986)
LME Zinc Base Metal	(10)	03/17/2021	(687,332)	(34,436)
LME Zinc Base Metal	(11)	04/21/2021	(757,510)	3,697
Low Sulphur Gasoil	(10)	02/11/2021	(423,000)	(16,845)
Natural Gas	(16)	01/27/2021	(406,400)	(10,364)
NY Harbor ULSD	(11)	01/29/2021	(686,070)	(27,251)
RBOB Gasoline	(5)	01/29/2021	(296,394)	(17,893)
Soybean	(11)	03/12/2021	(720,500)	(58,272)
Soybean Oil	(18)	03/12/2021	(458,352)	(46,419)
Sugar No. 11	(19)	02/26/2021	(329,627)	(17,756)
U.S. Treasury 10 Year Note	(14)	03/22/2021	(1,932,438)	1,354
WTI Crude Oil	(10)	01/20/2021	(484,600)	(13,768)

Total				$(764,112)

Total Futures Contracts				$224,906

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2020(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Index	1.000%	0.480%	12/20/2025	EUR	450	$14,477	$11,978	$2,499
Markit CDX North America Investment Grade Index	1.000	0.500	12/20/2025	USD	350	8,680	8,267	413

TOTAL						$23,157	$20,245	$2,912

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
A basket (MLGSFDJP) of common stocks(b)*	(0.095)%	Bank of America NA	01/28/2021	JPY	1,645,727	$96,448
A basket (MLGSFDUS) of common stock(b)*	(0.148)		09/01/2021	USD	15,197	85,710
A basket (MLGSFDUS) of common stock(b)*	(0.145)		09/01/2021		3,473	27,513
Russell 1000 Index Total Return(c)	0.145		09/01/2021		1,136	(8,626)
Russell 1000 Index Total Return(c)	0.148		09/01/2021		5,013	(23,221)
S&P 500 Total Return Index(c)	0.145		09/01/2021		2,133	(17,117)
S&P 500 Total Return Index(c)	0.148		09/01/2021		9,327	(53,830)
TOPIX Total Return Index(c)	0.095		01/28/2021	JPY	1,627,781	(102,183)
A basket (JPGSFDEU) of common stocks(b)*	(0.568)	JPMorgan Chase Bank NA	06/16/2021	EUR	5,108	(17,206)
A basket (JPGSFDUK) of common stocks(b)*	(0.021)		05/05/2021	GBP	1,663	(47,217)
Euro Stoxx Gross Total Return Index(c)	0.568		06/16/2021	EUR	4,903	32,121
FTSE 100 Total Return Index(c)	0.021		05/05/2021	GBP	1,394	41,256

TOTAL						$13,648

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
*	The components of the basket shown below.

A basket (MLGSFDJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Nippon Telegraph & Telephone Corp	Communication Services	156	$411,658	2.58%
Keyence Corp	Information Technology	7	398,216	2.50
Nintendo Co Ltd	Communication Services	6	379,163	2.38
Chugai Pharmaceutical Co Ltd	Health Care	59	323,563	2.03
Capcom Co Ltd	Communication Services	47	317,305	1.99
Olympus Corp	Health Care	127	287,112	1.80
Daikin Industries Ltd	Industrials	11	240,698	1.51
Daiichi Sankyo Co Ltd	Health Care	65	230,050	1.44
Recruit Holdings Co Ltd	Industrials	51	219,033	1.37
Hoya Corp	Health Care	15	207,262	1.30
CyberAgent Inc	Communication Services	28	201,360	1.26
Fujitsu Ltd	Information Technology	12	182,133	1.14
Tokio Marine Holdings Inc	Financials	29	156,572	0.98
Kakaku.com Inc	Communication Services	53	149,531	0.94
Japan Exchange Group Inc	Financials	56	148,337	0.93
Honda Motor Co Ltd	Consumer Discretionary	49	140,618	0.88
Mitsubishi Electric Corp	Industrials	89	138,707	0.87
Seven & i Holdings Co Ltd	Consumer Staples	35	129,700	0.81
Nitori Holdings Co Ltd	Consumer Discretionary	6	127,991	0.80
Sompo Holdings Inc	Financials	28	117,218	0.73
Yaskawa Electric Corp	Industrials	23	116,650	0.73
Japan Tobacco Inc	Consumer Staples	54	113,071	0.71
Fast Retailing Co Ltd	Consumer Discretionary	1	108,669	0.68
Japan Airlines Co Ltd	Industrials	53	104,974	0.66
T&D Holdings Inc	Financials	85	103,091	0.65
FUJIFILM Holdings Corp	Information Technology	19	101,875	0.64
Omron Corp	Information Technology	11	99,673	0.62
NEC Corp	Information Technology	18	99,524	0.62
Mitsubishi Estate Co Ltd	Real Estate	60	98,834	0.62
Kurita Water Industries Ltd	Industrials	25	97,677	0.61
Komatsu Ltd	Industrials	34	96,871	0.61
Hulic Co Ltd	Real Estate	85	96,067	0.60
Cosmos Pharmaceutical Corp	Consumer Staples	6	95,238	0.60

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Suzuki Motor Corp	Consumer Discretionary	19	$90,556	0.57%
Yamada Holdings Co Ltd	Consumer Discretionary	164	89,605	0.56
Kobe Bussan Co Ltd	Consumer Staples	28	89,101	0.56
DMG Mori Co Ltd	Industrials	57	89,099	0.56
K’s Holdings Corp	Consumer Discretionary	60	85,855	0.54
Bandai Namco Holdings Inc	Consumer Discretionary	9	84,259	0.53
Iwatani Corp	Energy	13	83,002	0.52
Bridgestone Corp	Consumer Discretionary	24	82,448	0.52
Amada Co Ltd	Industrials	72	81,534	0.51
Panasonic Corp	Consumer Discretionary	68	81,047	0.51
Nitto Denko Corp	Materials	9	80,816	0.51
Tokyo Gas Co Ltd	Utilities	34	80,750	0.51
M3 Inc	Health Care	8	80,263	0.50
Yamaha Corp	Consumer Discretionary	13	80,029	0.50
Yamaha Motor Co Ltd	Consumer Discretionary	38	79,946	0.50
Hitachi Construction Machinery Co Ltd	Industrials	26	77,476	0.49
Toyo Suisan Kaisha Ltd	Consumer Staples	15	76,486	0.48
Advantest Corp	Information Technology	10	76,334	0.48
Nabtesco Corp	Industrials	17	75,815	0.48
Nissan Motor Co Ltd	Consumer Discretionary	135	75,744	0.47
Hoshizaki Corp	Industrials	8	75,647	0.47
Canon Inc	Information Technology	38	74,399	0.47
SG Holdings Co Ltd	Industrials	26	72,433	0.45
Lixil Corp	Industrials	32	72,153	0.45
Resona Holdings Inc	Financials	200	71,960	0.45
Makita Corp	Industrials	14	71,867	0.45
MS&AD Insurance Group Holdings Inc	Financials	23	71,728	0.45
Fujitsu General Ltd	Consumer Discretionary	26	71,292	0.45
Seven Bank Ltd	Financials	326	71,010	0.45
Nihon Unisys Ltd	Information Technology	17	70,390	0.44
Toho Gas Co Ltd	Utilities	10	70,280	0.44
Yokohama Rubber Co Ltd/The	Consumer Discretionary	44	67,980	0.43
Ebara Corp	Industrials	20	67,827	0.43
Trend Micro Inc/Japan	Information Technology	11	67,430	0.42
Zenkoku Hosho Co Ltd	Financials	14	67,189	0.42
Takeda Pharmaceutical Co Ltd	Health Care	18	66,712	0.42
Kose Corp	Consumer Staples	4	66,425	0.42
Asics Corp	Consumer Discretionary	33	66,291	0.42
Sumitomo Rubber Industries Ltd	Consumer Discretionary	74	65,976	0.41
SCREEN Holdings Co Ltd	Information Technology	9	65,292	0.41
Ito En Ltd	Consumer Staples	10	64,100	0.40
TOTO Ltd	Industrials	10	64,053	0.40
Kansai Paint Co Ltd	Materials	20	62,922	0.39
Casio Computer Co Ltd	Consumer Discretionary	33	61,979	0.39
TechnoPro Holdings Inc	Industrials	7	61,846	0.39
ZOZO Inc	Consumer Discretionary	24	61,512	0.39
Nifco Inc/Japan	Consumer Discretionary	15	61,369	0.38
Nexon Co Ltd	Communication Services	19	61,332	0.38
Brother Industries Ltd	Information Technology	29	60,904	0.38
GS Yuasa Corp	Industrials	20	60,309	0.38
Nomura Research Institute Ltd	Information Technology	16	60,102	0.38
Shimamura Co Ltd	Consumer Discretionary	5	58,434	0.37
Fancl Corp	Consumer Staples	14	58,291	0.37
Pola Orbis Holdings Inc	Consumer Staples	28	58,204	0.36
JSR Corp	Materials	20	58,077	0.36
MISUMI Group Inc	Industrials	17	58,017	0.36
Yamazaki Baking Co Ltd	Consumer Staples	33	57,563	0.36
Benefit One Inc	Industrials	19	57,031	0.36
OKUMA Corp	Industrials	10	56,207	0.35

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Azbil Corp	Information Technology	10	$55,745	0.35%
Sanwa Holdings Corp	Industrials	45	54,620	0.34
Mitsubishi Gas Chemical Co Inc	Materials	22	53,050	0.33
Yakult Honsha Co Ltd	Consumer Staples	10	52,276	0.33
Otsuka Corp	Information Technology	10	51,871	0.33
Rinnai Corp	Consumer Discretionary	4	51,716	0.32
Hakuhodo DY Holdings Inc	Communication Services	37	51,699	0.32
Unicharm Corp	Consumer Staples	11	51,410	0.32
JTEKT Corp	Consumer Discretionary	64	50,996	0.32
Sony Corp	Consumer Discretionary	5	50,919	0.32
NOF Corp	Materials	10	49,939	0.31
Lion Corp	Consumer Staples	20	49,674	0.31
Relo Group Inc	Real Estate	20	49,387	0.31
Oriental Land Co Ltd/Japan	Consumer Discretionary	3	49,198	0.31
Kao Corp	Consumer Staples	6	49,187	0.31
Seiko Epson Corp	Information Technology	32	48,907	0.31
Kagome Co Ltd	Consumer Staples	13	48,709	0.31
Sumitomo Mitsui Trust Holdings Inc	Financials	15	47,952	0.30
Fuji Corp/Aichi	Industrials	17	46,890	0.29
Skylark Holdings Co Ltd	Consumer Discretionary	29	46,767	0.29
Tokai Carbon Co Ltd	Materials	35	45,499	0.29
Yaoko Co Ltd	Consumer Staples	6	44,881	0.28
Acom Co Ltd	Financials	101	44,411	0.28
Koei Tecmo Holdings Co Ltd	Communication Services	7	44,274	0.28
Park24 Co Ltd	Industrials	25	44,163	0.28
Ricoh Co Ltd	Information Technology	64	43,637	0.27
Nihon Kohden Corp	Health Care	11	42,930	0.27
Toyota Boshoku Corp	Consumer Discretionary	25	42,663	0.27
Toray Industries Inc	Materials	69	42,435	0.27
Kikkoman Corp	Consumer Staples	6	42,257	0.26
Hikari Tsushin Inc	Consumer Discretionary	2	41,895	0.26
Aeon Co Ltd	Consumer Staples	12	41,473	0.26
Iida Group Holdings Co Ltd	Consumer Discretionary	19	40,172	0.25
NH Foods Ltd	Consumer Staples	9	39,958	0.25
Obic Co Ltd	Information Technology	2	39,576	0.25
NTT Data Corp	Information Technology	28	39,178	0.25
Kusuri no Aoki Holdings Co Ltd	Consumer Staples	4	39,060	0.24
Sysmex Corp	Health Care	3	39,030	0.24
Pan Pacific International Holdings Corp	Consumer Discretionary	16	38,442	0.24
Calbee Inc	Consumer Staples	12	37,138	0.23
Shimano Inc	Consumer Discretionary	2	37,019	0.23
FP Corp	Materials	9	36,987	0.23
DIC Corp	Materials	14	36,611	0.23
Tokyo Century Corp	Financials	4	36,539	0.23
Square Enix Holdings Co Ltd	Communication Services	6	36,019	0.23
Nippon Suisan Kaisha Ltd	Consumer Staples	84	35,918	0.23
Ajinomoto Co Inc	Consumer Staples	15	35,776	0.22
SoftBank Group Corp	Communication Services	4	35,591	0.22
MEIJI Holdings Co Ltd	Consumer Staples	5	35,505	0.22
Astellas Pharma Inc	Health Care	22	35,399	0.22
Oji Holdings Corp	Materials	60	35,284	0.22
THK Co Ltd	Industrials	11	35,161	0.22
Nippon Light Metal Holdings Co Ltd	Materials	18	34,981	0.22
Kewpie Corp	Consumer Staples	15	34,927	0.22
Matsui Securities Co Ltd	Financials	43	34,901	0.22
Nisshinbo Holdings Inc	Industrials	46	34,475	0.22
MonotaRO Co Ltd	Industrials	7	34,462	0.22
GMO Payment Gateway Inc	Information Technology	2	34,035	0.21
Secom Co Ltd	Industrials	4	33,637	0.21

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ENEOS Holdings Inc	Energy	90	$33,433	0.21%
Zensho Holdings Co Ltd	Consumer Discretionary	12	33,195	0.21
Hitachi Metals Ltd	Materials	21	32,935	0.21
Renesas Electronics Corp	Information Technology	30	32,724	0.21
Canon Marketing Japan Inc	Information Technology	14	32,566	0.20
Terumo Corp	Health Care	8	32,561	0.20
NOK Corp	Consumer Discretionary	29	32,481	0.20
Kobayashi Pharmaceutical Co Ltd	Consumer Staples	3	32,476	0.20
Ulvac Inc	Information Technology	7	32,416	0.20
Meitec Corp	Industrials	6	32,267	0.20
Kirin Holdings Co Ltd	Consumer Staples	13	32,188	0.20
Penta-Ocean Construction Co Ltd	Industrials	36	31,984	0.20
Amano Corp	Information Technology	13	31,795	0.20
Fuji Oil Holdings Inc	Consumer Staples	11	31,395	0.20
Resorttrust Inc	Consumer Discretionary	21	31,358	0.20
Oki Electric Industry Co Ltd	Information Technology	34	31,079	0.19
As One Corp	Health Care	2	30,970	0.19
Asahi Intecc Co Ltd	Health Care	8	30,690	0.19
Lawson Inc	Consumer Staples	6	30,029	0.19
Tohoku Electric Power Co Inc	Utilities	35	30,015	0.19
Topcon Corp	Information Technology	23	29,985	0.19
Itochu Techno-Solutions Corp	Information Technology	8	29,062	0.18
Kaneka Corp	Materials	8	29,023	0.18
Ezaki Glico Co Ltd	Consumer Staples	6	28,915	0.18
Japan Post Insurance Co Ltd	Financials	14	28,880	0.18
Tsuruha Holdings Inc	Consumer Staples	2	28,630	0.18
Nissin Foods Holdings Co Ltd	Consumer Staples	3	28,358	0.18
Yoshinoya Holdings Co Ltd	Consumer Discretionary	15	28,357	0.18
PALTAC Corp	Consumer Discretionary	5	28,253	0.18
Sugi Holdings Co Ltd	Consumer Staples	4	28,092	0.18
Welcia Holdings Co Ltd	Consumer Staples	7	28,043	0.18
Alps Alpine Co Ltd	Information Technology	21	28,011	0.18
Infomart Corp	Information Technology	28	27,899	0.17
Mitsui Chemicals Inc	Materials	9	27,625	0.17
Kyudenko Corp	Industrials	8	27,443	0.17
Nichirei Corp	Consumer Staples	9	27,413	0.17
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	17	27,388	0.17
Mazda Motor Corp	Consumer Discretionary	39	27,036	0.17
Suntory Beverage & Food Ltd	Consumer Staples	7	26,928	0.17
Chubu Electric Power Co Inc	Utilities	22	26,880	0.17
ANA Holdings Inc	Industrials	12	26,756	0.17
Chugoku Electric Power Co Inc/The	Utilities	22	26,439	0.17
Oracle Corp Japan	Information Technology	2	25,975	0.16
Seino Holdings Co Ltd	Industrials	18	25,775	0.16
Nagoya Railroad Co Ltd	Industrials	9	25,483	0.16
Benesse Holdings Inc	Consumer Discretionary	13	25,430	0.16
Marui Group Co Ltd	Consumer Discretionary	14	25,252	0.16
Morinaga Milk Industry Co Ltd	Consumer Staples	5	24,918	0.16
Sundrug Co Ltd	Consumer Staples	6	24,881	0.16
Sumitomo Bakelite Co Ltd	Materials	7	24,739	0.16
Ube Industries Ltd	Materials	13	24,623	0.15
Sanrio Co Ltd	Consumer Discretionary	17	24,413	0.15
Toho Co Ltd/Tokyo	Communication Services	6	23,974	0.15
Nisshin Seifun Group Inc	Consumer Staples	14	23,545	0.15
Kintetsu Group Holdings Co Ltd	Industrials	5	23,428	0.15
Nidec Corp	Industrials	2	23,272	0.15
Shiseido Co Ltd	Consumer Staples	3	23,112	0.14
ITOCHU Corp	Industrials	8	22,957	0.14
Electric Power Development Co Ltd	Utilities	16	22,924	0.14

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Osaka Gas Co Ltd	Utilities	11	$22,571	0.14%
Ship Healthcare Holdings Inc	Health Care	4	22,533	0.14
Japan Airport Terminal Co Ltd	Industrials	4	22,393	0.14
Central Japan Railway Co	Industrials	2	22,232	0.14
Keihan Holdings Co Ltd	Industrials	4	22,038	0.14
Ain Holdings Inc	Consumer Staples	3	21,971	0.14
Sankyo Co Ltd	Consumer Discretionary	8	21,967	0.14
Kinden Corp	Industrials	13	21,939	0.14
Menicon Co Ltd	Health Care	4	21,906	0.14
House Foods Group Inc	Consumer Staples	6	21,823	0.14
Kyushu Electric Power Co Inc	Utilities	25	21,819	0.14
Shionogi & Co Ltd	Health Care	4	21,541	0.14
ABC-Mart Inc	Consumer Discretionary	4	21,427	0.13
JFE Holdings Inc	Materials	22	21,364	0.13
Kuraray Co Ltd	Materials	19	21,048	0.13
East Japan Railway Co	Industrials	3	20,810	0.13
PeptiDream Inc	Health Care	4	20,778	0.13
Autobacs Seven Co Ltd	Consumer Discretionary	14	20,521	0.13
Keio Corp	Industrials	3	20,286	0.13
Daido Steel Co Ltd	Materials	5	20,154	0.13
Horiba Ltd	Information Technology	3	19,941	0.12
Aica Kogyo Co Ltd	Industrials	5	18,866	0.12
Morinaga & Co Ltd/Japan	Consumer Staples	5	18,838	0.12
NET One Systems Co Ltd	Information Technology	5	18,224	0.11
Shin-Etsu Chemical Co Ltd	Materials	1	18,202	0.11
Murata Manufacturing Co Ltd	Information Technology	2	18,163	0.11
Odakyu Electric Railway Co Ltd	Industrials	6	18,090	0.11
Rengo Co Ltd	Materials	20	17,628	0.11
Ariake Japan Co Ltd	Consumer Staples	2	17,625	0.11
Lintec Corp	Materials	8	17,470	0.11
Daifuku Co Ltd	Industrials	1	17,454	0.11
Kyowa Exeo Corp	Industrials	6	17,450	0.11
Maruha Nichiro Corp	Consumer Staples	8	17,413	0.11
Konica Minolta Inc	Information Technology	43	17,110	0.11
Justsystems Corp	Information Technology	2	16,979	0.11
Daito Trust Construction Co Ltd	Real Estate	2	16,972	0.11
Lasertec Corp	Information Technology	1	16,885	0.11
Shimizu Corp	Industrials	22	16,776	0.11
Yamato Holdings Co Ltd	Industrials	6	16,717	0.10
Nihon M&A Center Inc	Industrials	2	16,532	0.10
Wacoal Holdings Corp	Consumer Discretionary	8	15,963	0.10
Pigeon Corp	Consumer Staples	4	15,777	0.10
Goldwin Inc	Consumer Discretionary	2	15,776	0.10
Hamamatsu Photonics KK	Information Technology	3	15,750	0.10
Milbon Co Ltd	Consumer Staples	2	15,365	0.10
Tobu Railway Co Ltd	Industrials	5	15,305	0.10
DeNA Co Ltd	Communication Services	8	14,920	0.09
Nagase & Co Ltd	Industrials	10	14,657	0.09
COMSYS Holdings Corp	Industrials	5	14,632	0.09
Furukawa Electric Co Ltd	Industrials	5	14,485	0.09
Toho Holdings Co Ltd	Health Care	8	14,037	0.09
Ono Pharmaceutical Co Ltd	Health Care	4	13,696	0.09
Megmilk Snow Brand Co Ltd	Consumer Staples	6	13,676	0.09
AEON Financial Service Co Ltd	Financials	11	13,642	0.09
Toyobo Co Ltd	Materials	9	12,901	0.08
Fujitec Co Ltd	Industrials	6	12,866	0.08
Sawai Pharmaceutical Co Ltd	Health Care	3	12,679	0.08
Suzuken Co Ltd/Aichi Japan	Health Care	3	12,103	0.08
Ibiden Co Ltd	Information Technology	3	12,089	0.08

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Duskin Co Ltd	Industrials	4	$11,929	0.07%
Tokyo Ohka Kogyo Co Ltd	Materials	2	11,890	0.07
Nippon Television Holdings Inc	Communication Services	10	11,758	0.07
Nippon Paper Industries Co Ltd	Materials	10	11,612	0.07
Tokyo Electron Ltd	Information Technology	0	11,578	0.07
Kansai Electric Power Co Inc/The	Utilities	12	11,480	0.07
Santen Pharmaceutical Co Ltd	Health Care	7	11,379	0.07
Taiheiyo Cement Corp	Materials	4	11,091	0.07
Sankyu Inc	Industrials	3	10,908	0.07
Sohgo Security Services Co Ltd	Industrials	2	10,883	0.07
Nippon Shinyaku Co Ltd	Health Care	2	10,734	0.07
SMS Co Ltd	Industrials	3	10,545	0.07
Sotetsu Holdings Inc	Industrials	4	10,483	0.07
Tsumura & Co	Health Care	3	10,464	0.07
SMC Corp	Industrials	0	10,370	0.06
SHO-BOND Holdings Co Ltd	Industrials	2	10,324	0.06
Kamigumi Co Ltd	Industrials	5	10,037	0.06
Sumitomo Osaka Cement Co Ltd	Materials	3	10,026	0.06
Tokyu Corp	Industrials	8	10,023	0.06
Kaken Pharmaceutical Co Ltd	Health Care	2	9,935	0.06
Hitachi Ltd	Information Technology	2	9,931	0.06
SoftBank Corp	Communication Services	8	9,781	0.06
Hokuriku Electric Power Co	Utilities	14	9,597	0.06
Mitsubishi Corp	Industrials	4	9,411	0.06
Miura Co Ltd	Industrials	2	9,353	0.06
Rakuten Inc	Consumer Discretionary	9	9,278	0.06
Maruichi Steel Tube Ltd	Materials	4	9,040	0.06
Hankyu Hanshin Holdings Inc	Industrials	3	9,010	0.06
Toyo Seikan Group Holdings Ltd	Materials	8	8,850	0.06
TIS Inc	Information Technology	4	8,740	0.05
Sega Sammy Holdings Inc	Consumer Discretionary	5	8,713	0.05
GMO internet Inc	Information Technology	3	8,654	0.05
Dentsu Group Inc	Communication Services	3	8,588	0.05
Nishi-Nippon Railroad Co Ltd	Industrials	3	8,536	0.05
Shikoku Electric Power Co Inc	Utilities	12	8,398	0.05
ADEKA Corp	Materials	5	8,238	0.05
Kubota Corp	Industrials	4	8,208	0.05
Mitsui & Co Ltd	Industrials	4	8,115	0.05
GungHo Online Entertainment Inc	Communication Services	4	8,113	0.05
Tokuyama Corp	Materials	3	8,060	0.05
Sekisui House Ltd	Consumer Discretionary	4	7,830	0.05
Kokuyo Co Ltd	Industrials	6	7,818	0.05
Mizuho Financial Group Inc	Financials	6	7,773	0.05
Keikyu Corp	Industrials	4	7,571	0.05
Aozora Bank Ltd	Financials	4	7,512	0.05
Hokkaido Electric Power Co Inc	Utilities	20	7,478	0.05
Marubeni Corp	Industrials	10	7,037	0.04
Sangetsu Corp	Consumer Discretionary	4	6,928	0.04
Sumitomo Corp	Industrials	5	6,921	0.04
Kawasaki Heavy Industries Ltd	Industrials	3	6,853	0.04
TV Asahi Holdings Corp	Communication Services	4	6,672	0.04
Nankai Electric Railway Co Ltd	Industrials	2	6,419	0.04
Japan Post Holdings Co Ltd	Financials	8	6,344	0.04
Otsuka Holdings Co Ltd	Health Care	1	6,050	0.04
Asahi Group Holdings Ltd	Consumer Staples	1	5,799	0.04
Toyo Tire Corp	Consumer Discretionary	4	5,796	0.04
Toyota Tsusho Corp	Industrials	1	5,709	0.04
Kyowa Kirin Co Ltd	Health Care	2	5,674	0.04
Hirose Electric Co Ltd	Information Technology	0	5,662	0.04

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Medipal Holdings Corp	Health Care	3	$5,524	0.03%
Taiyo Yuden Co Ltd	Information Technology	1	5,412	0.03
Nomura Holdings Inc	Financials	10	5,376	0.03
Kajima Corp	Industrials	4	5,045	0.03
ORIX Corp	Financials	3	5,020	0.03
Alfresa Holdings Corp	Health Care	2	4,571	0.03
Maeda Corp	Industrials	5	4,510	0.03
Taisho Pharmaceutical Holdings Co Ltd	Health Care	1	4,375	0.03
Sojitz Corp	Industrials	19	4,347	0.03
TS Tech Co Ltd	Consumer Discretionary	1	4,335	0.03
TBS Holdings Inc	Communication Services	2	4,299	0.03
Mitsubishi UFJ Lease & Finance Co Ltd	Financials	9	4,271	0.03
Obayashi Corp	Industrials	5	4,181	0.03
Toyota Industries Corp	Consumer Discretionary	0	4,023	0.03
Sumitomo Dainippon Pharma Co Ltd	Health Care	3	3,990	0.03
Nishimatsu Construction Co Ltd	Industrials	2	3,896	0.02
Hokuhoku Financial Group Inc	Financials	4	3,856	0.02
Sushiro Global Holdings Ltd	Consumer Discretionary	1	3,840	0.02
JCR Pharmaceuticals Co Ltd	Health Care	2	3,824	0.02
Taisei Corp	Industrials	1	3,770	0.02
J Front Retailing Co Ltd	Consumer Discretionary	5	3,722	0.02
Sapporo Holdings Ltd	Consumer Staples	2	3,458	0.02
Nishi-Nippon Financial Holdings Inc	Financials	5	3,397	0.02
Mitsubishi Chemical Holdings Corp	Materials	5	3,211	0.02
Sumitomo Chemical Co Ltd	Materials	7	3,105	0.02
Credit Saison Co Ltd	Financials	3	3,060	0.02
Kyocera Corp	Information Technology	0	2,996	0.02
Gunma Bank Ltd/The	Financials	9	2,984	0.02
Central Glass Co Ltd	Industrials	1	2,976	0.02
Mebuki Financial Group Inc	Financials	13	2,728	0.02
Rohto Pharmaceutical Co Ltd	Consumer Staples	1	2,696	0.02
Persol Holdings Co Ltd	Industrials	1	2,603	0.02
Tokai Rika Co Ltd	Consumer Discretionary	1	2,510	0.02
NGK Spark Plug Co Ltd	Consumer Discretionary	1	2,370	0.01
Takashimaya Co Ltd	Consumer Discretionary	3	2,234	0.01
Toda Corp	Industrials	3	2,159	0.01
Sumitomo Metal Mining Co Ltd	Materials	0	2,115	0.01
H.U. Group Holdings Inc	Health Care	1	2,040	0.01
77 Bank Ltd/The	Financials	1	2,036	0.01
Nissan Chemical Corp	Materials	0	1,881	0.01
Glory Ltd	Industrials	1	1,843	0.01
Nippon Yusen KK	Industrials	1	1,805	0.01
Mitsubishi Heavy Industries Ltd	Industrials	1	1,782	0.01
MINEBEA MITSUMI Inc	Industrials	1	1,726	0.01
Yokogawa Electric Corp	Information Technology	1	1,607	0.01
Fuji Electric Co Ltd	Industrials	0	1,579	0.01
Dowa Holdings Co Ltd	Materials	0	1,527	0.01
Dai Nippon Printing Co Ltd	Industrials	1	1,460	0.01
Fuji Media Holdings Inc	Communication Services	1	1,425	0.01
Shinsei Bank Ltd	Financials	1	1,410	0.01
Yamato Kogyo Co Ltd	Materials	1	1,394	0.01
Daiichikosho Co Ltd	Communication Services	0	1,342	0.01
Mochida Pharmaceutical Co Ltd	Health Care	0	1,333	0.01
Yamaguchi Financial Group Inc	Financials	2	1,310	0.01
Toppan Printing Co Ltd	Industrials	1	1,295	0.01
Pilot Corp	Industrials	0	1,231	0.01
SUMCO Corp	Information Technology	1	1,198	0.01
Hirogin Holdings Inc	Financials	2	1,047	0.01
Nippon Electric Glass Co Ltd	Information Technology	0	995	0.01

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Teijin Ltd	Materials	1	$993	0.01%
Nippon Sanso Holdings Corp	Materials	1	958	0.01
Sumitomo Heavy Industries Ltd	Industrials	0	858	0.01
SCSK Corp	Information Technology	0	790	0.00
Hachijuni Bank Ltd/The	Financials	2	787	0.00
Iyo Bank Ltd/The	Financials	1	672	0.00
Japan Steel Works Ltd/The	Industrials	0	611	0.00
Nippon Kayaku Co Ltd	Materials	0	420	0.00
Nikkon Holdings Co Ltd	Industrials	0	410	0.00
Shiga Bank Ltd/The	Financials	0	314	0.00

A basket (MLGSFDUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Apple Inc	Information Technology	6,971	$925,022	4.91%
Microsoft Corp	Information Technology	2,709	602,630	3.20
Amazon.com Inc	Consumer Discretionary	184	598,384	3.18
Facebook Inc	Communication Services	1,569	428,612	2.28
Johnson & Johnson	Health Care	2,050	322,589	1.71
Berkshire Hathaway Inc	Financials	951	220,425	1.17
JPMorgan Chase & Co	Financials	1,648	209,403	1.11
Alphabet Inc	Communication Services	115	200,937	1.07
Costco Wholesale Corp	Consumer Staples	506	190,504	1.01
Home Depot Inc/The	Consumer Discretionary	705	187,136	0.99
UnitedHealth Group Inc	Health Care	510	179,019	0.95
Walt Disney Co/The	Communication Services	965	174,825	0.93
Texas Instruments Inc	Information Technology	1,059	173,837	0.92
Procter & Gamble Co/The	Consumer Staples	1,248	173,637	0.92
VeriSign Inc	Information Technology	797	172,495	0.92
Verizon Communications Inc	Communication Services	2,779	163,279	0.87
Comcast Corp	Communication Services	3,115	163,209	0.87
F5 Networks Inc	Information Technology	916	161,115	0.86
Electronic Arts Inc	Communication Services	1,046	150,249	0.80
Oracle Corp	Information Technology	2,306	149,197	0.79
Take-Two Interactive Software Inc	Communication Services	714	148,423	0.79
Progressive Corp/The	Financials	1,471	145,406	0.77
Netflix Inc	Communication Services	263	142,273	0.76
NortonLifeLock Inc	Information Technology	6,738	140,012	0.74
T-Mobile US Inc	Communication Services	1,017	137,192	0.73
Pfizer Inc	Health Care	3,669	135,066	0.72
Zebra Technologies Corp	Information Technology	347	133,231	0.71
Visa Inc	Information Technology	607	132,663	0.70
Equinix Inc	Real Estate	185	132,118	0.70
Motorola Solutions Inc	Information Technology	763	129,745	0.69
Merck & Co Inc	Health Care	1,562	127,745	0.68
Walmart Inc	Consumer Staples	852	122,802	0.65
Moody’s Corp	Financials	404	117,199	0.62
Philip Morris International Inc	Consumer Staples	1,414	117,030	0.62
Mastercard Inc	Information Technology	328	116,958	0.62
Lowe’s Cos Inc	Consumer Discretionary	710	114,012	0.61
Danaher Corp	Health Care	507	112,637	0.60
NextEra Energy Inc	Utilities	1,450	111,834	0.59
Illumina Inc	Health Care	297	109,730	0.58
Newmont Corp	Materials	1,789	107,131	0.57
Hologic Inc	Health Care	1,437	104,649	0.56
Bristol-Myers Squibb Co	Health Care	1,677	104,027	0.55
Liberty Broadband Corp	Communication Services	652	103,242	0.55
Eli Lilly and Co	Health Care	589	99,381	0.53
Kroger Co/The	Consumer Staples	3,090	98,135	0.52
McDonald’s Corp	Consumer Discretionary	455	97,629	0.52

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Linde PLC	Materials	367	$96,589	0.51%
Intuit Inc	Information Technology	251	95,204	0.51
Thermo Fisher Scientific Inc	Health Care	204	94,841	0.50
Copart Inc	Industrials	745	94,782	0.50
General Motors Co	Consumer Discretionary	2,218	92,377	0.49
Domino’s Pizza Inc	Consumer Discretionary	235	90,214	0.48
Hershey Co/The	Consumer Staples	582	88,616	0.47
Capital One Financial Corp	Financials	882	87,160	0.46
Synchrony Financial	Financials	2,494	86,550	0.46
Peloton Interactive Inc	Consumer Discretionary	560	84,969	0.45
Crown Holdings Inc	Materials	839	84,020	0.45
Accenture PLC	Information Technology	321	83,890	0.45
Mettler-Toledo International Inc	Health Care	72	82,437	0.44
Cisco Systems Inc	Information Technology	1,787	79,976	0.42
Public Storage	Real Estate	344	79,511	0.42
Sherwin-Williams Co/The	Materials	108	79,206	0.42
Adobe Inc	Information Technology	156	77,867	0.41
TransDigm Group Inc	Industrials	125	77,664	0.41
General Mills Inc	Consumer Staples	1,308	76,898	0.41
Celanese Corp	Materials	590	76,625	0.41
ABIOMED Inc	Health Care	233	75,393	0.40
FedEx Corp	Industrials	290	75,351	0.40
United Parcel Service Inc	Industrials	435	73,268	0.39
FirstEnergy Corp	Utilities	2,354	72,058	0.38
American Tower Corp	Real Estate	321	71,966	0.38
Target Corp	Consumer Discretionary	401	70,868	0.38
PepsiCo Inc	Consumer Staples	476	70,584	0.37
Crown Castle International Corp	Real Estate	438	69,693	0.37
Cognizant Technology Solutions Corp	Information Technology	843	69,087	0.37
Union Pacific Corp	Industrials	329	68,491	0.36
eBay Inc	Consumer Discretionary	1,354	68,015	0.36
Gartner Inc	Information Technology	421	67,466	0.36
Discovery Inc	Communication Services	2,200	66,188	0.35
Marsh & McLennan Cos Inc	Financials	560	65,546	0.35
Waters Corp	Health Care	264	65,233	0.35
Discovery Inc	Communication Services	2,460	64,424	0.34
Republic Services Inc	Industrials	668	64,328	0.34
Campbell Soup Co	Consumer Staples	1,329	64,246	0.34
Synopsys Inc	Information Technology	245	63,474	0.34
Dollar General Corp	Consumer Discretionary	301	63,281	0.34
MarketAxess Holdings Inc	Financials	110	62,731	0.33
Edwards Lifesciences Corp	Health Care	686	62,575	0.33
Activision Blizzard Inc	Communication Services	672	62,359	0.33
McKesson Corp	Health Care	356	61,895	0.33
Fidelity National Information Services I	Information Technology	436	61,624	0.33
Clorox Co/The	Consumer Staples	305	61,562	0.33
McCormick & Co Inc/MD	Consumer Staples	635	60,680	0.32
Dollar Tree Inc	Consumer Discretionary	557	60,155	0.32
Intel Corp	Information Technology	1,196	59,568	0.32
Air Products and Chemicals Inc	Materials	216	59,091	0.31
SBA Communications Corp	Real Estate	209	58,926	0.31
AES Corp/The	Utilities	2,476	58,185	0.31
Fiserv Inc	Information Technology	509	57,898	0.31
Aon PLC	Financials	273	57,689	0.31
Dell Technologies Inc	Information Technology	785	57,546	0.31
Gilead Sciences Inc	Health Care	982	57,238	0.30
S&P Global Inc	Financials	173	56,770	0.30
Regeneron Pharmaceuticals Inc	Health Care	117	56,611	0.30
Sun Communities Inc	Real Estate	368	55,889	0.30

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Colgate-Palmolive Co	Consumer Staples	650	$55,590	0.30%
Interactive Brokers Group Inc	Financials	899	54,740	0.29
Broadcom Inc	Information Technology	125	54,712	0.29
Chipotle Mexican Grill Inc	Consumer Discretionary	39	54,666	0.29
Vertex Pharmaceuticals Inc	Health Care	229	54,021	0.29
IQVIA Holdings Inc	Health Care	300	53,784	0.29
Church & Dwight Co Inc	Consumer Staples	604	52,701	0.28
Henry Schein Inc	Health Care	782	52,255	0.28
Freeport-McMoRan Inc	Materials	2,004	52,149	0.28
Coca-Cola Co/The	Consumer Staples	933	51,191	0.27
CME Group Inc	Financials	279	50,797	0.27
Equitable Holdings Inc	Financials	1,981	50,690	0.27
DuPont de Nemours Inc	Materials	706	50,176	0.27
AT&T Inc	Communication Services	1,734	49,881	0.26
CMS Energy Corp	Utilities	817	49,868	0.26
Amgen Inc	Health Care	215	49,477	0.26
CH Robinson Worldwide Inc	Industrials	525	49,312	0.26
Cboe Global Markets Inc	Financials	525	48,884	0.26
Becton Dickinson and Co	Health Care	192	47,918	0.25
HCA Healthcare Inc	Health Care	291	47,911	0.25
Ball Corp	Materials	508	47,332	0.25
Allstate Corp/The	Financials	424	46,616	0.25
New York Times Co/The	Communication Services	900	46,593	0.25
DENTSPLY SIRONA Inc	Health Care	875	45,799	0.24
J M Smucker Co/The	Consumer Staples	395	45,634	0.24
Hormel Foods Corp	Consumer Staples	978	45,599	0.24
Consolidated Edison Inc	Utilities	624	45,114	0.24
3M Co	Industrials	258	45,073	0.24
Dominion Energy Inc	Utilities	599	45,052	0.24
HP Inc	Information Technology	1,831	45,036	0.24
Darden Restaurants Inc	Consumer Discretionary	373	44,482	0.24
Agilent Technologies Inc	Health Care	375	44,397	0.24
Exelon Corp	Utilities	1,050	44,320	0.24
Duke Energy Corp	Utilities	482	44,141	0.23
WEC Energy Group Inc	Utilities	478	44,018	0.23
Yum! Brands Inc	Consumer Discretionary	401	43,581	0.23
Kimberly-Clark Corp	Consumer Staples	320	43,131	0.23
Xcel Energy Inc	Utilities	633	42,172	0.22
AGNC Investment Corp	Financials	2,684	41,872	0.22
SVB Financial Group	Financials	106	41,238	0.22
Southern Co/The	Utilities	667	40,979	0.22
Citizens Financial Group Inc	Financials	1,144	40,895	0.22
Exact Sciences Corp	Health Care	306	40,514	0.22
Ameren Corp	Utilities	512	39,962	0.21
Intercontinental Exchange Inc	Financials	346	39,841	0.21
Tractor Supply Co	Consumer Discretionary	283	39,759	0.21
PPL Corp	Utilities	1,407	39,679	0.21
CoStar Group Inc	Industrials	42	39,278	0.21
Liberty Broadband Corp	Communication Services	249	39,267	0.21
Baxter International Inc	Health Care	487	39,061	0.21
Ralph Lauren Corp	Consumer Discretionary	374	38,776	0.21
Hartford Financial Services Group Inc/Th	Financials	789	38,662	0.21
Herbalife Nutrition Ltd	Consumer Staples	795	38,214	0.20
News Corp	Communication Services	2,121	38,117	0.20
Carrier Global Corp	Industrials	1,002	37,809	0.20
Sysco Corp	Consumer Staples	509	37,761	0.20
Pegasystems Inc	Information Technology	274	36,532	0.19
Kellogg Co	Consumer Staples	584	36,370	0.19
DTE Energy Co	Utilities	298	36,204	0.19

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Old Dominion Freight Line Inc	Industrials	184	$35,824	0.19%
Otis Worldwide Corp	Industrials	527	35,583	0.19
NiSource Inc	Utilities	1,549	35,543	0.19
Insulet Corp	Health Care	138	35,178	0.19
Cooper Cos Inc/The	Health Care	95	34,690	0.18
Entergy Corp	Utilities	346	34,538	0.18
Arthur J Gallagher & Co	Financials	279	34,496	0.18
Digital Realty Trust Inc	Real Estate	246	34,310	0.18
Chevron Corp	Energy	406	34,300	0.18
OneMain Holdings Inc	Financials	710	34,217	0.18
Mondelez International Inc	Consumer Staples	583	34,099	0.18
Honeywell International Inc	Industrials	158	33,655	0.18
T Rowe Price Group Inc	Financials	220	33,235	0.18
Eversource Energy	Utilities	383	33,165	0.18
Deere & Co	Industrials	123	33,133	0.18
Ameriprise Financial Inc	Financials	170	32,963	0.18
Charter Communications Inc	Communication Services	50	32,898	0.17
Waste Management Inc	Industrials	277	32,671	0.17
Abbott Laboratories	Health Care	296	32,372	0.17
Cabot Oil & Gas Corp	Energy	1,965	31,995	0.17
Atmos Energy Corp	Utilities	335	31,942	0.17
Rollins Inc	Industrials	815	31,836	0.17
PVH Corp	Consumer Discretionary	339	31,800	0.17
VF Corp	Consumer Discretionary	367	31,369	0.17
Illinois Tool Works Inc	Industrials	153	31,264	0.17
Travelers Cos Inc/The	Financials	222	31,095	0.17
Tyler Technologies Inc	Information Technology	71	31,022	0.16
Aflac Inc	Financials	691	30,719	0.16
Northern Trust Corp	Financials	323	30,098	0.16
Keysight Technologies Inc	Information Technology	225	29,762	0.16
Quest Diagnostics Inc	Health Care	249	29,717	0.16
Pool Corp	Consumer Discretionary	79	29,436	0.16
Robert Half International Inc	Industrials	463	28,913	0.15
American Water Works Co Inc	Utilities	185	28,446	0.15
Cerner Corp	Health Care	358	28,114	0.15
West Pharmaceutical Services Inc	Health Care	99	28,024	0.15
Alliant Energy Corp	Utilities	530	27,303	0.15
Masco Corp	Industrials	487	26,770	0.14
PayPal Holdings Inc	Information Technology	114	26,724	0.14
NVIDIA Corp	Information Technology	51	26,630	0.14
Dick’s Sporting Goods Inc	Consumer Discretionary	473	26,611	0.14
American Electric Power Co Inc	Utilities	317	26,427	0.14
Quanta Services Inc	Industrials	365	26,321	0.14
Cincinnati Financial Corp	Financials	299	26,148	0.14
Trimble Inc	Information Technology	390	26,068	0.14
NRG Energy Inc	Utilities	694	26,068	0.14
Live Nation Entertainment Inc	Communication Services	353	25,951	0.14
Alleghany Corp	Financials	42	25,545	0.14
Ecolab Inc	Materials	118	25,510	0.14
American Express Co	Financials	211	25,494	0.14
Popular Inc	Financials	448	25,227	0.13
AmerisourceBergen Corp	Health Care	258	25,227	0.13
Best Buy Co Inc	Consumer Discretionary	251	25,065	0.13
Citrix Systems Inc	Information Technology	190	24,773	0.13
PPG Industries Inc	Materials	171	24,672	0.13
Fastenal Co	Industrials	496	24,212	0.13
STERIS PLC	Health Care	127	24,130	0.13
Pinnacle West Capital Corp	Utilities	301	24,043	0.13
Jack Henry & Associates Inc	Information Technology	147	23,845	0.13

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Etsy Inc	Consumer Discretionary	134	$23,775	0.13%
Camden Property Trust	Real Estate	235	23,508	0.12
Cadence Design Systems Inc	Information Technology	172	23,413	0.12
Emerson Electric Co	Industrials	289	23,196	0.12
A O Smith Corp	Industrials	415	22,741	0.12
United Rentals Inc	Industrials	95	22,143	0.12
Verisk Analytics Inc	Industrials	105	21,885	0.12
Capri Holdings Ltd	Consumer Discretionary	506	21,266	0.11
Halliburton Co	Energy	1,110	20,982	0.11
ConocoPhillips	Energy	523	20,921	0.11
Public Service Enterprise Group Inc	Utilities	357	20,832	0.11
XPO Logistics Inc	Industrials	173	20,672	0.11
Everest Re Group Ltd	Financials	86	20,065	0.11
Pentair PLC	Industrials	377	20,007	0.11
American Financial Group Inc/OH	Financials	228	19,996	0.11
Packaging Corp of America	Materials	142	19,527	0.10
NOV Inc	Energy	1,403	19,269	0.10
ICU Medical Inc	Health Care	89	19,044	0.10
Tyson Foods Inc	Consumer Staples	295	19,029	0.10
RenaissanceRe Holdings Ltd	Financials	114	18,921	0.10
ServiceNow Inc	Information Technology	34	18,812	0.10
Sterling Bancorp/DE	Financials	1,031	18,546	0.10
Assurant Inc	Financials	136	18,500	0.10
MSCI Inc	Financials	41	18,491	0.10
Bio-Rad Laboratories Inc	Health Care	31	18,237	0.10
Phillips 66	Energy	259	18,111	0.10
HollyFrontier Corp	Energy	699	18,072	0.10
US Bancorp	Financials	384	17,878	0.09
Parker-Hannifin Corp	Industrials	63	17,241	0.09
IDEX Corp	Industrials	83	16,606	0.09
Advanced Micro Devices Inc	Information Technology	181	16,568	0.09
Dover Corp	Industrials	130	16,415	0.09
Catalent Inc	Health Care	155	16,147	0.09
Eastman Chemical Co	Materials	161	16,139	0.09
Host Hotels & Resorts Inc	Real Estate	1,089	15,934	0.08
Arista Networks Inc	Information Technology	54	15,606	0.08
Chubb Ltd	Financials	101	15,587	0.08
Conagra Brands Inc	Consumer Staples	429	15,573	0.08
DexCom Inc	Health Care	42	15,511	0.08
News Corp	Communication Services	868	15,428	0.08
IDEXX Laboratories Inc	Health Care	31	15,276	0.08
Biogen Inc	Health Care	62	15,276	0.08
Kraft Heinz Co/The	Consumer Staples	439	15,205	0.08
Autodesk Inc	Information Technology	48	14,798	0.08
Iron Mountain Inc	Real Estate	489	14,410	0.08
Nucor Corp	Materials	270	14,360	0.08
Cummins Inc	Industrials	62	14,086	0.07
Las Vegas Sands Corp	Consumer Discretionary	234	13,957	0.07
AutoZone Inc	Consumer Discretionary	12	13,934	0.07
Huntington Ingalls Industries Inc	Industrials	80	13,595	0.07
Interpublic Group of Cos Inc/The	Communication Services	561	13,202	0.07
Walgreens Boots Alliance Inc	Consumer Staples	327	13,039	0.07
O’Reilly Automotive Inc	Consumer Discretionary	28	12,521	0.07
Duke Realty Corp	Real Estate	310	12,403	0.07
LyondellBasell Industries NV	Materials	131	12,000	0.06
Pioneer Natural Resources Co	Energy	103	11,760	0.06
Teledyne Technologies Inc	Industrials	29	11,412	0.06
Fortive Corp	Industrials	157	11,142	0.06
First Republic Bank/CA	Financials	73	10,681	0.06

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
salesforce.com Inc	Information Technology	47	$10,463	0.06%
Skyworks Solutions Inc	Information Technology	68	10,422	0.06
Xylem Inc/NY	Industrials	97	9,921	0.05
Zoetis Inc	Health Care	56	9,308	0.05
QUALCOMM Inc	Information Technology	59	9,036	0.05
PerkinElmer Inc	Health Care	56	8,044	0.04
NIKE Inc	Consumer Discretionary	57	8,033	0.04
CVS Health Corp	Health Care	117	8,016	0.04
International Business Machines Corp	Information Technology	63	7,990	0.04
Mosaic Co/The	Materials	347	7,989	0.04
Marathon Oil Corp	Energy	1,157	7,717	0.04
International Paper Co	Materials	155	7,696	0.04
Bank of America Corp	Financials	252	7,635	0.04
Citigroup Inc	Financials	123	7,604	0.04
Avery Dennison Corp	Materials	49	7,601	0.04
CenterPoint Energy Inc	Utilities	345	7,462	0.04
Occidental Petroleum Corp	Energy	430	7,447	0.04
DR Horton Inc	Consumer Discretionary	105	7,216	0.04
Cigna Corp	Health Care	34	7,153	0.04
Edison International	Utilities	113	7,111	0.04
Anthem Inc	Health Care	21	6,851	0.04
Alexandria Real Estate Equities Inc	Real Estate	36	6,478	0.03
DXC Technology Co	Information Technology	241	6,198	0.03
Cintas Corp	Industrials	17	5,944	0.03
ViacomCBS Inc	Communication Services	159	5,909	0.03
Snap-on Inc	Industrials	34	5,756	0.03
Applied Materials Inc	Information Technology	67	5,743	0.03
Leidos Holdings Inc	Information Technology	54	5,646	0.03
Universal Health Services Inc	Health Care	41	5,570	0.03
AbbVie Inc	Health Care	48	5,135	0.03
MetLife Inc	Financials	109	5,111	0.03
CenturyLink Inc	Communication Services	513	5,002	0.03
ResMed Inc	Health Care	23	4,959	0.03
Juniper Networks Inc	Information Technology	219	4,925	0.03
Lincoln National Corp	Financials	96	4,840	0.03
FLIR Systems Inc	Information Technology	110	4,803	0.03
Molson Coors Beverage Co	Consumer Staples	105	4,764	0.03
Morgan Stanley	Financials	69	4,759	0.03
Qorvo Inc	Information Technology	29	4,751	0.03
General Electric Co	Industrials	433	4,681	0.02
Laboratory Corp of America Holdings	Health Care	23	4,675	0.02
Unum Group	Financials	203	4,663	0.02
Exxon Mobil Corp	Energy	113	4,651	0.02
Hewlett Packard Enterprise Co	Information Technology	373	4,423	0.02
Cardinal Health Inc	Health Care	80	4,291	0.02
Perrigo Co PLC	Health Care	95	4,246	0.02
NetApp Inc	Information Technology	63	4,181	0.02
Extra Space Storage Inc	Real Estate	36	4,148	0.02
Bank of New York Mellon Corp/The	Financials	95	4,044	0.02
Fox Corp	Communication Services	138	4,013	0.02
Devon Energy Corp	Energy	254	4,011	0.02
Monster Beverage Corp	Consumer Staples	43	3,963	0.02
FleetCor Technologies Inc	Information Technology	14	3,947	0.02
Western Union Co/The	Information Technology	180	3,940	0.02
Fox Corp	Communication Services	135	3,912	0.02
Ford Motor Co	Consumer Discretionary	441	3,875	0.02
CDW Corp/DE	Information Technology	29	3,789	0.02
Principal Financial Group Inc	Financials	75	3,732	0.02
Alexion Pharmaceuticals Inc	Health Care	24	3,729	0.02

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
L Brands Inc	Consumer Discretionary	99	$3,685	0.02%
Invesco Ltd	Financials	207	3,606	0.02
Nielsen Holdings PLC	Industrials	171	3,570	0.02
Broadridge Financial Solutions Inc	Information Technology	22	3,435	0.02
Centene Corp	Health Care	57	3,398	0.02
DaVita Inc	Health Care	29	3,375	0.02
State Street Corp	Financials	46	3,369	0.02
Western Digital Corp	Information Technology	59	3,295	0.02
Lennar Corp	Consumer Discretionary	43	3,281	0.02
Mohawk Industries Inc	Consumer Discretionary	23	3,237	0.02
Johnson Controls International plc	Industrials	69	3,210	0.02
Microchip Technology Inc	Information Technology	22	3,022	0.02
General Dynamics Corp	Industrials	20	2,987	0.02
PulteGroup Inc	Consumer Discretionary	69	2,955	0.02
Westinghouse Air Brake Technologies Corp	Industrials	40	2,925	0.02
Micron Technology Inc	Information Technology	38	2,869	0.02
Fifth Third Bancorp	Financials	103	2,827	0.02
Newell Brands Inc	Consumer Discretionary	133	2,826	0.02
Corteva Inc	Materials	72	2,773	0.01
LKQ Corp	Consumer Discretionary	78	2,734	0.01
Seagate Technology PLC	Information Technology	43	2,687	0.01
Hanesbrands Inc	Consumer Discretionary	181	2,634	0.01
TE Connectivity Ltd	Information Technology	22	2,627	0.01
Whirlpool Corp	Consumer Discretionary	14	2,546	0.01
Advance Auto Parts Inc	Consumer Discretionary	16	2,535	0.01
Stanley Black & Decker Inc	Industrials	14	2,422	0.01
Omnicom Group Inc	Communication Services	38	2,391	0.01
Eaton Corp PLC	Industrials	20	2,368	0.01
Fortune Brands Home & Security Inc	Industrials	27	2,341	0.01
Westrock Co	Materials	54	2,330	0.01
Genuine Parts Co	Consumer Discretionary	23	2,306	0.01
BorgWarner Inc	Consumer Discretionary	59	2,264	0.01
KeyCorp	Financials	137	2,252	0.01
Akamai Technologies Inc	Information Technology	21	2,183	0.01
Global Payments Inc	Information Technology	10	2,181	0.01
Paycom Software Inc	Information Technology	5	2,126	0.01
Evergy Inc	Utilities	38	2,088	0.01
Dow Inc	Materials	37	2,077	0.01
TJX Cos Inc/The	Consumer Discretionary	30	2,075	0.01
CF Industries Holdings Inc	Materials	53	2,058	0.01
Franklin Resources Inc	Financials	82	2,043	0.01
Leggett & Platt Inc	Consumer Discretionary	46	2,035	0.01
CarMax Inc	Consumer Discretionary	21	1,964	0.01
Sealed Air Corp	Materials	43	1,954	0.01
Constellation Brands Inc	Consumer Staples	9	1,941	0.01
Flowserve Corp	Industrials	51	1,893	0.01
Amphenol Corp	Information Technology	14	1,868	0.01
Teradyne Inc	Information Technology	15	1,756	0.01
M&T Bank Corp	Financials	14	1,749	0.01
EOG Resources Inc	Energy	35	1,722	0.01
Fortinet Inc	Information Technology	12	1,719	0.01
Schlumberger NV	Energy	76	1,650	0.01
Albemarle Corp	Materials	11	1,601	0.01
Expeditors International of Washington I	Industrials	17	1,582	0.01
NVR Inc	Consumer Discretionary	0	1,476	0.01
Comerica Inc	Financials	26	1,455	0.01
Corning Inc	Information Technology	40	1,426	0.01
Baker Hughes Co	Energy	68	1,414	0.01
Marriott International Inc/MD	Consumer Discretionary	11	1,407	0.01

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Ingersoll Rand Inc	Industrials	30	$1,384	0.01%
Kinder Morgan Inc	Energy	100	1,372	0.01
Trane Technologies PLC	Industrials	9	1,312	0.01
CBRE Group Inc	Real Estate	21	1,304	0.01
Zions Bancorp NA	Financials	30	1,304	0.01
Globe Life Inc	Financials	12	1,116	0.01
Ulta Beauty Inc	Consumer Discretionary	4	1,091	0.01
Aptiv PLC	Consumer Discretionary	8	1,060	0.01
AMETEK Inc	Industrials	9	1,050	0.01
Marathon Petroleum Corp	Energy	22	912	0.00
Valero Energy Corp	Energy	16	911	0.00
Raymond James Financial Inc	Financials	8	761	0.00
Hasbro Inc	Consumer Discretionary	8	710	0.00
Carnival Corp	Consumer Discretionary	27	584	0.00
Huntington Bancshares Inc/OH	Financials	39	487	0.00
IPG Photonics Corp	Information Technology	2	445	0.00
Jacobs Engineering Group Inc	Industrials	4	394	0.00
Gap Inc/The	Consumer Discretionary	19	376	0.00
Tapestry Inc	Consumer Discretionary	10	304	0.00

A basket (JPGSFDEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
HelloFresh SE	Consumer Discretionary	1,941	$122,702	1.98%
Enel SpA	Utilities	14,086	116,579	1.88
L’Oreal SA	Consumer Staples	355	110,438	1.78
Zalando SE	Consumer Discretionary	1,103	100,484	1.62
TOTAL SE	Energy	2,837	100,135	1.62
Air Liquide SA	Materials	745	100,000	1.61
Allianz SE	Financials	489	98,231	1.59
Adyen NV	Information Technology	50	94,545	1.53
Schneider Electric SE	Industrials	787	93,052	1.50
Daimler AG	Consumer Discretionary	1,563	90,335	1.46
Koninklijke Ahold Delhaize NV	Consumer Staples	3,898	90,081	1.45
Deutsche Boerse AG	Financials	622	86,670	1.40
Danone SA	Consumer Staples	1,605	86,270	1.39
Deutsche Telekom AG	Communication Services	5,745	85,922	1.39
Bayer AG	Health Care	1,735	83,537	1.35
BASF SE	Materials	1,253	81,073	1.31
Intesa Sanpaolo SpA	Financials	41,838	80,020	1.29
Deutsche Post AG	Communication Services	1,928	78,093	1.26
Beiersdorf AG	Consumer Staples	815	76,928	1.24
STMicroelectronics NV	Information Technology	2,389	72,993	1.18
Continental AG	Consumer Discretionary	560	67,934	1.10
FinecoBank Banca Fineco SpA	Financials	4,896	65,603	1.06
Atos SE	Information Technology	868	64,929	1.05
Kering SA	Consumer Discretionary	108	64,009	1.03
Michelin	Consumer Discretionary	606	63,553	1.03
Fiat Chrysler Automobiles NV	Consumer Discretionary	4,100	60,106	0.97
Nokia Oyj	Information Technology	18,031	56,815	0.92
TeamViewer AG	Information Technology	1,296	56,783	0.92
SAP SE	Information Technology	511	54,767	0.88
Sampo Oyj	Financials	1,544	53,362	0.86
Brenntag AG	Industrials	828	52,463	0.85
Dassault Systemes SE	Information Technology	308	51,208	0.83
OMV AG	Energy	1,546	51,014	0.82
Fresenius Medical Care AG & Co KGaA	Health Care	745	50,825	0.82
ArcelorMittal SA	Materials	2,651	50,057	0.81
Nokian Renkaat Oyj	Consumer Discretionary	1,733	49,942	0.81
Bechtle AG	Information Technology	272	48,448	0.78

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Worldline SA/France	Information Technology	610	$48,261	0.78%
Ubisoft Entertainment SA	Communication Services	611	48,164	0.78
BE Semiconductor Industries NV	Information Technology	944	46,802	0.76
Knorr-Bremse AG	Industrials	413	46,088	0.74
Sanofi	Health Care	582	45,780	0.74
ACS Actividades de Construccion y Servic	Industrials	1,652	44,842	0.72
HeidelbergCement AG	Materials	727	44,517	0.72
Suez SA	Utilities	2,743	44,497	0.72
Covestro AG	Materials	839	42,363	0.68
Prysmian SpA	Industrials	1,454	42,282	0.68
Koninklijke KPN NV	Communication Services	16,984	42,239	0.68
Iberdrola SA	Utilities	3,606	42,187	0.68
Merck KGaA	Health Care	285	40,049	0.65
Poste Italiane SpA	Financials	4,764	39,640	0.64
MorphoSys AG	Health Care	421	39,528	0.64
Randstad NV	Industrials	740	39,395	0.64
Naturgy Energy Group SA	Utilities	2,066	39,180	0.63
Smurfit Kappa Group PLC	Materials	1,005	38,215	0.62
Euronext NV	Financials	412	37,126	0.60
DiaSorin SpA	Health Care	216	36,683	0.59
Carrefour SA	Consumer Staples	2,609	36,611	0.59
Signify NV	Industrials	1,047	36,168	0.58
ASR Nederland NV	Financials	1,061	34,856	0.56
Vonovia SE	Real Estate	574	34,327	0.55
Carl Zeiss Meditec AG	Health Care	313	34,046	0.55
BioMerieux	Health Care	291	33,614	0.54
Orion Oyj	Health Care	880	33,023	0.53
LANXESS AG	Materials	525	32,931	0.53
Eiffage SA	Industrials	415	32,838	0.53
Hannover Rueck SE	Financials	251	32,660	0.53
Kingspan Group PLC	Industrials	553	31,746	0.51
Industria de Diseno Textil SA	Consumer Discretionary	1,203	31,335	0.51
KBC Group NV	Financials	532	30,453	0.49
Capgemini SE	Information Technology	240	30,370	0.49
Ageas SA/NV	Financials	696	30,317	0.49
Verbund AG	Utilities	430	30,003	0.48
Elisa Oyj	Communication Services	652	29,270	0.47
UCB SA	Health Care	339	28,673	0.46
Symrise AG	Materials	259	28,107	0.45
Tenaris SA	Energy	4,226	27,990	0.45
Accor SA	Consumer Discretionary	931	27,546	0.44
GEA Group AG	Industrials	940	27,531	0.44
EDP Renovaveis SA	Utilities	1,202	27,397	0.44
Enagas SA	Utilities	1,515	27,223	0.44
United Internet AG	Communication Services	769	26,487	0.43
Rexel SA	Industrials	2,047	26,393	0.43
Legrand SA	Industrials	356	25,971	0.42
QIAGEN NV	Health Care	600	25,488	0.41
Kone Oyj	Industrials	381	25,291	0.41
UPM-Kymmene Oyj	Materials	819	24,948	0.40
Cellnex Telecom SA	Communication Services	504	24,768	0.40
Varta AG	Industrials	207	24,495	0.40
Cie de Saint-Gobain	Materials	632	23,686	0.38
Proximus SADP	Communication Services	1,453	23,553	0.38
Interpump Group SpA	Industrials	579	23,351	0.38
Telefonica Deutschland Holding AG	Communication Services	10,105	22,787	0.37
Koninklijke DSM NV	Materials	162	22,743	0.37
Hera SpA	Utilities	7,590	22,619	0.37
Kesko Oyj	Consumer Staples	1,070	22,507	0.36

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Deutsche Wohnen SE	Real Estate	513	$22,391	0.36%
Hermes International	Consumer Discretionary	25	22,298	0.36
Rubis SCA	Utilities	583	22,150	0.36
Arkema SA	Materials	226	21,152	0.34
Etablissements Franz Colruyt NV	Consumer Goods	436	21,124	0.34
Kerry Group PLC	Consumer Staples	176	20,834	0.34
Recordati Industria Chimica e Farmaceuti	Health Care	452	20,477	0.33
RWE AG	Utilities	592	20,465	0.33
Huhtamaki Oyj	Materials	481	20,334	0.33
La Francaise des Jeux SAEM	Consumer Discretionary	538	20,140	0.33
Wolters Kluwer NV	Industrials	288	19,879	0.32
Gerresheimer AG	Health Care	226	19,814	0.32
A2A SpA	Utilities	14,987	19,551	0.32
Solvay SA	Materials	199	19,323	0.31
Amundi SA	Financials	287	19,167	0.31
Sartorius Stedim Biotech	Health Care	66	19,152	0.31
SEB SA	Consumer Discretionary	127	18,950	0.31
Red Electrica Corp SA	Utilities	1,118	18,758	0.30
Moncler SpA	Consumer Discretionary	366	18,375	0.30
Gecina SA	Real Estate	145	18,354	0.30
Koninklijke Vopak NV	Energy	425	18,275	0.29
Nemetschek SE	Information Technology	302	18,227	0.29
TAG Immobilien AG	Real Estate	702	18,179	0.29
Jeronimo Martins SGPS SA	Consumer Staples	1,310	18,108	0.29
Eurofins Scientific SE	Health Care	262	17,986	0.29
Fortum Oyj	Utilities	906	17,849	0.29
LEG Immobilien AG	Real Estate	140	17,802	0.29
EDP – Energias de Portugal SA	Utilities	3,413	17,598	0.28
Scout24 AG	Communication Services	255	17,098	0.28
Grifols SA	Health Care	711	16,990	0.27
Terna Rete Elettrica Nazionale SpA	Utilities	2,713	16,958	0.27
Aalberts NV	Industrials	463	16,890	0.27
Endesa SA	Utilities	753	16,833	0.27
Ipsen SA	Health Care	248	16,825	0.27
Publicis Groupe SA	Communication Services	410	16,710	0.27
CTS Eventim AG & Co KGaA	Communication Services	304	16,560	0.27
Raiffeisen Bank International AG	Financials	989	16,493	0.27
E.ON SE	Utilities	1,797	16,284	0.26
Acciona SA	Utilities	139	16,225	0.26
ANDRITZ AG	Industrials	431	16,147	0.26
Iliad SA	Communication Services	96	16,109	0.26
BAWAG Group AG	Financials	416	15,798	0.26
Pernod Ricard SA	Consumer Staples	100	15,743	0.25
Infrastrutture Wireless Italiane SpA	Communication Services	1,567	15,557	0.25
Wienerberger AG	Materials	589	15,370	0.25
Elis SA	Industrials	1,125	15,335	0.25
ASML Holding NV	Information Technology	37	14,847	0.24
Orange SA	Communication Services	1,513	14,723	0.24
Teleperformance	Industrials	54	14,608	0.24
Snam SpA	Utilities	3,112	14,318	0.23
Inmobiliaria Colonial Socimi SA	Real Estate	1,782	14,301	0.23
Koninklijke Philips NV	Health Care	311	13,637	0.22
Deutsche Lufthansa AG	Industrials	1,261	13,636	0.22
Viscofan SA	Consumer Staples	230	13,356	0.22
Siemens Gamesa Renewable Energy SA	Industrials	403	13,320	0.22
ASM International NV	Information Technology	69	12,465	0.20
Valmet Oyj	Industrials	529	12,364	0.20
Heineken NV	Consumer Staples	135	12,305	0.20
ProSiebenSat.1 Media SE	Communication Services	893	12,283	0.20

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Wendel SE	Financials	122	$11,912	0.19%
Elia Group SA/NV	Utilities	122	11,885	0.19
Rational AG	Industrials	15	11,419	0.18
Corbion NV	Materials	246	11,350	0.18
IMCD NV	Industrials	109	11,345	0.18
voestalpine AG	Materials	383	11,227	0.18
Alten SA	Information Technology	116	10,758	0.17
Glanbia PLC	Consumer Staples	1,012	10,500	0.17
Warehouses De Pauw CVA	Real Estate	347	9,802	0.16
alstria office REIT-AG	Real Estate	643	9,512	0.15
Linde PLC	Materials	44	9,293	0.15
Sofina SA	Financials	33	9,119	0.15
Cofinimmo SA	Real Estate	74	9,002	0.15
Rheinmetall AG	Industrials	103	8,903	0.14
Amplifon SpA	Health Care	257	8,741	0.14
Evonik Industries AG	Materials	318	8,478	0.14
Aedifica SA	Real Estate	85	8,374	0.14
Freenet AG	Communication Services	479	8,244	0.13
Telefonica SA	Communication Services	2,439	7,914	0.13
Infineon Technologies AG	Information Technology	248	7,774	0.13
Flutter Entertainment PLC	Consumer Discretionary	47	7,771	0.13
Remy Cointreau SA	Consumer Staples	49	7,450	0.12
Delivery Hero SE	Consumer Discretionary	57	7,210	0.12
Siemens AG	Industrials	60	7,075	0.11
Heineken Holding NV	Consumer Staples	84	6,438	0.10
Ackermans & van Haaren NV	Financials	52	6,403	0.10
Davide Campari-Milano NV	Consumer Staples	650	6,072	0.10
BNP Paribas SA	Financials	128	5,531	0.09
Fresenius SE & Co KGaA	Health Care	144	5,445	0.09
Neste Oyj	Energy	91	5,369	0.09
Bayerische Motoren Werke AG	Consumer Discretionary	73	5,271	0.09
EssilorLuxottica SA	Consumer Discretionary	41	5,246	0.08
Alstom SA	Industrials	111	5,192	0.08
Nexi SpA	Information Technology	305	4,991	0.08
Grand City Properties SA	Real Estate	229	4,793	0.08
Argenx SE	Health Care	19	4,718	0.08
Aegon NV	Financials	1,413	4,570	0.07
Bureau Veritas SA	Industrials	206	4,484	0.07
Aeroports de Paris	Services	42	4,432	0.07
Prosus NV	Consumer Discretionary	49	4,341	0.07
NN Group NV	Financials	117	4,161	0.07
CNP Assurances	Financials	309	4,074	0.07
Umicore SA	Materials	104	4,074	0.07
Evotec SE	Health Care	132	3,987	0.06
Sopra Steria Group	Information Technology	30	3,937	0.06
Puma SE	Consumer Discretionary	37	3,420	0.06
Vinci SA	Industrials	42	3,393	0.05
Siemens Energy AG	Industrials	110	3,301	0.05
KION Group AG	Industrials	46	3,263	0.05
CRH PLC	Materials	96	3,263	0.05
Renault SA	Consumer Discretionary	86	3,077	0.05
Engie SA	Utilities	240	3,005	0.05
Just Eat Takeaway.com NV	Consumer Discretionary	32	2,963	0.05
Banco BPM SpA	Financials	1,611	2,913	0.05
Bankinter SA	Financials	653	2,888	0.05
Bouygues SA	Industrials	83	2,785	0.04
CNH Industrial NV	Industrials	250	2,579	0.04
SPIE SA	Industrials	141	2,504	0.04
ING Groep NV	Financials	323	2,469	0.04

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Telecom Italia SpA/Milano	Communication Services	6,076	$2,293	0.04%
Dialog Semiconductor PLC	Information Technology	49	2,192	0.04
Credit Agricole SA	Financials	207	2,136	0.03
Veolia Environnement SA	Utilities	104	2,076	0.03
Stora Enso Oyj	Materials	128	2,009	0.03
SOITEC	Capital Equipment	13	2,002	0.03
CANCOM SE	Information Technology	44	1,999	0.03
Atlantia SpA	Industrials	124	1,830	0.03
Banco de Sabadell SA	Financials	4,965	1,758	0.03
Bollore SA	Communication Services	512	1,732	0.03
Electricite de France SA	Utilities	129	1,667	0.03
Eni SpA	Energy	178	1,519	0.02
Faurecia SE	Consumer Discretionary	36	1,514	0.02
Assicurazioni Generali SpA	Financials	103	1,465	0.02
Akzo Nobel NV	Materials	16	1,393	0.02
Italgas SpA	Utilities	249	1,294	0.02
Merlin Properties Socimi SA	Real Estate	166	1,289	0.02
Metso Outotec Oyj	Industrials	138	1,131	0.02
Repsol SA	Energy	131	1,080	0.02
Wartsila OYJ Abp	Industrials	110	895	0.01
TechnipFMC PLC	Energy	111	855	0.01
Valeo SA	Consumer Discretionary	26	825	0.01
Thales SA	Industrials	9	695	0.01
JDE Peet’s NV	Consumer Staples	16	602	0.01

A basket (JPGSFDUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
GlaxoSmithKline PLC	Health Care	95	$128,070	5.63%
Reckitt Benckiser Group PLC	Consumer Staples	12	76,959	3.38
AstraZeneca PLC	Health Care	10	71,848	3.16
Rio Tinto PLC	Materials	10	54,890	2.41
Unilever PLC	Consumer Staples	12	54,095	2.38
British American Tobacco PLC	Consumer Staples	18	48,204	2.12
Royal Dutch Shell PLC	Energy	31	40,706	1.79
Ocado Group PLC	Consumer Discretionary	15	34,115	1.50
Ferguson PLC	Industrials	4	31,726	1.39
SSE PLC	Utilities	21	31,246	1.37
Admiral Group PLC	Financials	10	28,389	1.25
CRH PLC	Materials	9	27,224	1.20
Vodafone Group PLC	Communication Services	212	25,662	1.13
Smurfit Kappa Group PLC	Materials	7	25,501	1.12
Evraz PLC	Materials	54	25,485	1.12
Croda International PLC	Materials	4	25,295	1.11
Hikma Pharmaceuticals PLC	Health Care	10	25,178	1.11
Plus500 Ltd	Financials	17	24,709	1.09
J Sainsbury PLC	Consumer Staples	109	24,562	1.08
Ashtead Group PLC	Industrials	7	23,504	1.03
HSBC Holdings PLC	Financials	60	22,845	1.00
Polymetal International PLC	Materials	13	22,698	1.00
Centamin PLC	Materials	183	22,641	1.00
IG Group Holdings PLC	Financials	26	22,069	0.97
Flutter Entertainment PLC	Consumer Discretionary	1	21,950	0.96
Diageo PLC	Consumer Staples	7	20,260	0.89
B&M European Value Retail SA	Consumer Discretionary	39	19,993	0.88
Fresnillo PLC	Materials	17	19,465	0.86
Rentokil Initial PLC	Industrials	37	18,965	0.83
BHP Group PLC	Materials	10	18,773	0.83
John Wood Group PLC	Energy	58	17,998	0.79
Aviva PLC	Financials	55	17,904	0.79

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Dechra Pharmaceuticals PLC	Health Care	5	$17,888	0.79%
Spirax-Sarco Engineering PLC	Industrials	2	17,815	0.78
Legal & General Group PLC	Financials	67	17,798	0.78
Glencore PLC	Materials	76	17,681	0.78
Halma PLC	Information Technology	7	17,619	0.77
Wm Morrison Supermarkets PLC	Consumer Staples	88	15,518	0.68
Pets at Home Group Plc	Consumer Discretionary	37	15,421	0.68
Assura PLC	Real Estate	199	15,308	0.67
Games Workshop Group PLC	Consumer Discretionary	1	15,282	0.67
Experian PLC	Industrials	5	15,268	0.67
Severn Trent PLC	Utilities	7	15,140	0.67
Tesco PLC	Consumer Staples	65	14,942	0.66
AO World PLC	Consumer Discretionary	36	14,941	0.66
Barclays PLC	Financials	101	14,877	0.65
Weir Group PLC/The	Industrials	7	14,516	0.64
Rightmove PLC	Communication Services	22	14,387	0.63
Imperial Brands PLC	Consumer Staples	9	14,324	0.63
M&G PLC	Financials	72	14,199	0.62
Kingfisher PLC	Consumer Discretionary	52	14,184	0.62
Electrocomponents PLC	Industrials	16	14,178	0.62
Ferrexpo PLC	Materials	50	14,147	0.62
Petropavlovsk PLC	Materials	431	14,012	0.62
UDG Healthcare PLC	Health Care	18	13,983	0.61
Associated British Foods PLC	Consumer Staples	6	13,946	0.61
Centrica PLC	Utilities	298	13,909	0.61
Bunzl PLC	Industrials	5	13,192	0.58
Anglo American PLC	Materials	5	12,775	0.56
Segro PLC	Real Estate	13	12,536	0.55
3i Group PLC	Financials	11	12,511	0.55
Direct Line Insurance Group PLC	Financials	39	12,472	0.55
Intermediate Capital Group PLC	Financials	7	12,466	0.55
Intertek Group PLC	Industrials	2	12,200	0.54
Gamesys Group PLC	Consumer Discretionary	11	12,034	0.53
Domino’s Pizza Group PLC	Consumer Discretionary	38	11,944	0.52
Drax Group PLC	Utilities	31	11,801	0.52
Prudential PLC	Financials	9	11,786	0.52
Lloyds Banking Group PLC	Financials	322	11,738	0.52
Mondi PLC	Materials	7	11,645	0.51
St James’s Place PLC	Financials	10	11,536	0.51
Royal Mail PLC	Industrials	34	11,401	0.50
Pennon Group PLC	Utilities	12	11,151	0.49
IMI PLC	Industrials	10	11,140	0.49
Dunelm Group PLC	Consumer Discretionary	9	11,128	0.49
Auto Trader Group PLC	Communication Services	18	10,672	0.47
ConvaTec Group PLC	Health Care	53	10,631	0.47
Computacenter PLC	Information Technology	4	10,505	0.46
Renishaw PLC	Information Technology	2	10,248	0.45
Investec PLC	Financials	54	10,177	0.45
Standard Chartered PLC	Financials	22	10,109	0.44
Premier Foods PLC	Consumer Staples	101	10,089	0.44
Howden Joinery Group PLC	Industrials	14	9,728	0.43
Entain PLC	Consumer Discretionary	9	9,728	0.43
Aggreko PLC	Industrials	16	9,728	0.43
Primary Health Properties PLC	Real Estate	63	9,646	0.42
Pearson PLC	Communication Services	13	9,063	0.40
United Utilities Group PLC	Utilities	10	9,018	0.40
Synthomer PLC	Materials	20	8,938	0.39
IntegraFin Holdings PLC	Financials	16	8,847	0.39
BT Group PLC	Communication Services	66	8,784	0.39

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Spirent Communications PLC	Information Technology	33	$8,647	0.38%
Indivior PLC	Health Care	77	8,417	0.37
Cairn Energy PLC	Energy	39	8,261	0.36
Avon Rubber PLC	Industrials	2	7,264	0.32
888 Holdings PLC	Consumer Discretionary	25	7,087	0.31
Paragon Banking Group PLC	Financials	14	7,072	0.31
Burberry Group PLC	Consumer Discretionary	4	7,025	0.31
JD Sports Fashion PLC	Consumer Discretionary	8	6,956	0.31
Tritax Big Box REIT PLC	Real Estate	41	6,928	0.30
Genus PLC	Health Care	2	6,795	0.30
C&C Group PLC	Consumer Staples	29	6,643	0.29
Kainos Group PLC	Information Technology	5	6,473	0.28
Ultra Electronics Holdings PLC	Industrials	3	6,450	0.28
Tate & Lyle PLC	Consumer Staples	9	6,385	0.28
Compass Group PLC	Consumer Discretionary	5	6,354	0.28
Hargreaves Lansdown PLC	Financials	4	6,297	0.28
IP Group PLC	Financials	60	5,956	0.26
Antofagasta PLC	Materials	4	5,908	0.26
Rotork PLC	Industrials	19	5,907	0.26
Man Group PLC/Jersey	Financials	43	5,886	0.26
Safestore Holdings PLC	Real Estate	8	5,880	0.26
Phoenix Group Holdings PLC	Financials	8	5,735	0.25
Mediclinic International PLC	Health Care	20	5,520	0.24
DS Smith PLC	Materials	15	5,510	0.24
Savills PLC	Real Estate	6	5,446	0.24
Playtech Plc	Consumer Discretionary	13	5,365	0.24
OSB Group PLC	Financials	13	5,311	0.23
RHI Magnesita NV	Materials	1	5,010	0.22
Pagegroup PLC	Industrials	11	4,996	0.22
Provident Financial PLC	Financials	16	4,937	0.22
Liontrust Asset Management PLC	Financials	4	4,879	0.21
AVEVA Group PLC	Information Technology	2	4,826	0.21
DCC PLC	Industrials	1	4,803	0.21
Hilton Food Group PLC	Consumer Staples	4	4,725	0.21
Vesuvius PLC	Industrials	9	4,681	0.21
Melrose Industries PLC	Industrials	26	4,599	0.20
Sage Group PLC/The	Information Technology	8	4,579	0.20
Persimmon PLC	Consumer Discretionary	2	4,535	0.20
Hays PLC	Industrials	31	4,496	0.20
AJ Bell PLC	Financials	10	4,477	0.20
FDM Group Holdings PLC	Information Technology	4	4,374	0.19
Marshalls PLC	Materials	6	4,320	0.19
CMC Markets PLC	Financials	11	4,318	0.19
Petrofac Ltd	Energy	31	4,274	0.19
Big Yellow Group PLC	Real Estate	4	4,255	0.19
John Laing Group PLC	Industrials	13	4,233	0.19
Schroders PLC	Financials	1	4,208	0.18
Diploma PLC	Industrials	2	4,201	0.18
Ashmore Group PLC	Financials	10	4,195	0.18
Dixons Carphone PLC	Consumer Discretionary	35	4,098	0.18
Firstgroup PLC	Industrials	55	4,093	0.18
Just Group PLC	Financials	58	4,079	0.18
Lancashire Holdings Ltd	Financials	6	4,062	0.18
Grainger PLC	Real Estate	14	4,027	0.18
Greencore Group PLC	Consumer Staples	34	3,925	0.17
Chemring Group PLC	Industrials	14	3,904	0.17
PZ Cussons PLC	Consumer Staples	17	3,871	0.17
WPP PLC	Communication Services	5	3,814	0.17
Clarkson PLC	Industrials	1	3,748	0.16

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Coats Group PLC	Consumer Discretionary	53	$3,534	0.16%
XP Power Ltd	Industrials	1	3,442	0.15
Civitas Social Housing PLC	Real Estate	32	3,323	0.15
Jupiter Fund Management PLC	Financials	12	3,291	0.14
Vectura Group PLC	Health Care	26	3,226	0.14
Biffa PLC	Industrials	14	3,165	0.14
LXI REIT plc	Real Estate	26	3,079	0.14
easyJet PLC	Industrials	4	3,064	0.13
Natwest Group PLC	Financials	18	2,980	0.13
Serco Group PLC	Industrials	25	2,975	0.13
Marks & Spencer Group PLC	Consumer Discretionary	21	2,919	0.13
Airtel Africa PLC	Communication Services	38	2,845	0.13
Spectris PLC	Information Technology	1	2,823	0.12
Brewin Dolphin Holdings PLC	Financials	9	2,801	0.12
JTC PLC	Industrials	5	2,791	0.12
TI Fluid Systems PLC	Consumer Discretionary	11	2,724	0.12
Telecom Plus PLC	Utilities	2	2,681	0.12
PureTech Health PLC	Health Care	7	2,665	0.12
Travis Perkins PLC	Industrials	2	2,652	0.12
TBC Bank Group PLC	Financials	2	2,620	0.12
Hill & Smith Holdings PLC	Materials	2	2,573	0.11
SSP Group Plc	Consumer Discretionary	8	2,546	0.11
Softcat PLC	Information Technology	2	2,539	0.11
Polypipe Group plc	Industrials	4	2,502	0.11
Ninety One PLC	Financials	11	2,467	0.11
Next PLC	Consumer Discretionary	0	2,455	0.11
WH Smith PLC	Consumer Discretionary	2	2,434	0.11
Morgan Sindall Group PLC	Industrials	2	2,322	0.10
Inchcape PLC	Consumer Discretionary	4	2,298	0.10
Morgan Advanced Materials PLC	Industrials	7	2,258	0.10
IWG PLC	Real Estate	7	2,247	0.10
Diversified Gas & Oil PLC	Energy	19	2,163	0.10
Quilter PLC	Financials	14	2,127	0.09
Sabre Insurance Group PLC	Financials	8	2,120	0.09
Watches of Switzerland Group PLC	Consumer Discretionary	4	2,118	0.09
Future PLC	Communication Services	1	2,049	0.09
Berkeley Group Holdings PLC	Consumer Discretionary	0	2,009	0.09
Close Brothers Group PLC	Financials	1	1,973	0.09
Land Securities Group PLC	Real Estate	3	1,964	0.09
James Fisher & Sons PLC	Industrials	2	1,912	0.08
Frasers Group PLC	Consumer Discretionary	4	1,863	0.08
Micro Focus International PLC	Information Technology	4	1,823	0.08
Moneysupermarket.com Group PLC	Consumer Discretionary	7	1,777	0.08
Vistry Group PLC	Consumer Discretionary	2	1,716	0.08
ContourGlobal PLC	Utilities	8	1,687	0.07
Avast PLC	Information Technology	3	1,680	0.07
Helios Towers PLC	Communication Services	10	1,568	0.07
Mitchells & Butlers PLC	Consumer Discretionary	6	1,541	0.07
Hochschild Mining PLC	Materials	7	1,409	0.06
Vivo Energy PLC	Consumer Discretionary	16	1,363	0.06
Greggs PLC	Consumer Discretionary	1	1,298	0.06
Meggitt PLC	Industrials	3	1,257	0.06
Rathbone Brothers PLC	Financials	1	1,249	0.05
Capita PLC	Information Technology	29	1,143	0.05
Sanne Group PLC	Financials	2	1,126	0.05
Rank Group PLC	Consumer Discretionary	8	1,118	0.05
Sirius Real Estate Ltd	Real Estate	12	1,092	0.05
Bodycote PLC	Industrials	1	1,006	0.04
Crest Nicholson Holdings plc	Consumer Discretionary	3	1,002	0.04

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
QinetiQ Group PLC	Industrials	3	$889	0.04%
Cranswick PLC	Consumer Staples	0	700	0.03
Oxford Instruments PLC	Information Technology	0	499	0.02
Network International Holdings PLC	Information Technology	1	482	0.02
Essentra PLC	Materials	1	263	0.01
CLS Holdings PLC	Real Estate	1	256	0.01

PURCHASED OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following :

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Purchased options contracts:
Calls
CBOE Volatility Index	32.50 USD	01/20/2021	200	$455,000	$20,000	$60,319	$(40,319)
	28 USD	02/17/2021	230	523,250	70,150	85,075	(14,925)
	29 USD	03/17/2021	220	500,500	74,800	82,273	(7,473)

Total purchased options contracts			650		$164,950	$227,667	$(62,717)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Securities – 2.7%
FHLMC – 1.4%
$22,377	5.000%		11/01/2025	$24,752
22,040	5.000		08/01/2028	24,587
10,239	5.000		01/01/2033	11,678
258	5.000		03/01/2033	294
5,524	5.000		04/01/2033	6,308
563	5.000		05/01/2033	643
1,901	5.000		06/01/2033	2,171
14,592	5.000		07/01/2033	16,661
21,748	5.000		08/01/2033	24,829
1,591	5.000		09/01/2033	1,817
4,605	5.000		10/01/2033	5,258
10,336	5.000		11/01/2033	11,801
5,118	5.000		12/01/2033	5,844
4,381	5.000		01/01/2034	5,002
14,737	5.000		02/01/2034	16,834
6,718	5.000		03/01/2034	7,686
13,344	5.000		04/01/2034	15,270
15,845	5.000		05/01/2034	18,093
234,951	5.000		06/01/2034	268,328
3,911	5.000		11/01/2034	4,476
60,110	5.000		04/01/2035	68,632
1,054,664	5.000		07/01/2035	1,206,955
1,900	5.000		11/01/2035	2,169
53,323	5.000		03/01/2036	61,406
17,217	5.000		03/01/2037	19,672
52,130	5.000		12/01/2037	59,565
99,167	5.000		02/01/2038	113,311
228,659	5.000		03/01/2038	261,284
114,456	5.000		07/01/2038	130,786
91,259	5.000		11/01/2038	104,279
249,002	5.000		12/01/2038	284,515
139,254	5.000		01/01/2039	159,120
34,667	5.000		02/01/2039	39,613
222,584	5.000		06/01/2041	254,326

				3,237,965

UMBS – 1.3%
3,636	6.000		03/01/2034	4,251
13,447	6.000		08/01/2034	15,790
63,390	6.000		08/01/2035	75,398
101,725	6.000		09/01/2035	121,432
70,942	6.000		11/01/2035	84,698
369,862	6.000		03/01/2036	439,652
3,589	6.000		06/01/2036	4,268
681,225	6.000		09/01/2036	776,649
141,338	6.000		12/01/2036	169,481
8,893	6.000		02/01/2037	10,587
1,796	6.000		04/01/2037	2,107
2,929	6.000		05/01/2037	3,488
87,241	6.000		06/01/2037	104,394
45,194	6.000		07/01/2037	54,083
118,671	6.000		08/01/2037	140,609
19,274	6.000		09/01/2037	23,133
9,552	6.000		10/01/2037	11,446
30,659	6.000		11/01/2037	36,808
2,508	6.000		12/01/2037	3,009

Mortgage-Backed Securities – (continued)
UMBS – (continued)
270,973	6.000		01/01/2038	324,789
32,749	6.000		03/01/2038	39,270
1,791	6.000		04/01/2038	2,145
498	6.000		05/01/2038	560
773	6.000		09/01/2038	930
51,312	6.000		10/01/2038	61,436
1,928	6.000		12/01/2038	2,316
1,725	6.000		01/01/2039	2,072
6,262	4.000		08/01/2039	6,904
24,491	4.500		02/01/2040	27,436
2,032	6.000		04/01/2040	2,429
85,793	6.000		06/01/2040	102,588
192,881	6.000		05/01/2041	230,692
72,709	4.500		08/01/2041	81,267

				2,966,117

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,862,722)				$6,204,082

Collateralized Mortgage Obligations – 1.3%
Regular Floater(a)(b) – 0.1%
FHLMC REMIC Series 3371, Class FA
$137,163	0.759%		09/15/2037	$139,296

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
321,377	5.000		02/15/2034	362,216
FHLMC REMIC Series 4246, Class PT
161,770	6.500		02/15/2036	191,767
FHLMC REMIC Series 4273, Class PD
829,133	6.500		11/15/2043	1,001,379
FNMA REMIC Series 2012-111, Class B
222,829	7.000		10/25/2042	274,110
FNMA REMIC Series 2012-153, Class B
783,487	7.000		07/25/2042	984,759

				2,814,231

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,730,817)				$2,953,527

Asset-Backed Security(a) (b) – 0.0%
Home Equity – 0.0%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
$46,703	7.000%		09/25/2037	$47,398
(Cost $46,703)

U.S. Treasury Obligations – 8.2%
U.S. Treasury Bonds
$1,100,000	2.750%		11/15/2042	$1,361,422
1,990,000	3.750(c)		11/15/2043	2,862,180
20,000	3.375	(c)	05/15/2044	27,331
4,780,000	3.000		05/15/2047	6,257,319
1,050,000	1.625		11/15/2050	1,044,586

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
U.S. Treasury Notes
$2,450,000	0.375%	12/31/2025	$2,451,531
2,490,000	2.625	12/31/2025	2,769,152
40,000	1.375(c)	08/31/2026	42,066
2,350,000	0.625	12/31/2027	2,346,328

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,279,051)			$19,161,915

Shares	Dividend Rate	Value

Investment Company(d) – 72.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
168,485,696	0.026%	168,485,696
(Cost $168,485,696)

TOTAL INVESTMENTS – 84.6%
(Cost $193,404,989)		$196,852,618

OTHER ASSETS IN EXCESS OF LIABILITIES – 15.4%		35,911,326

NET ASSETS – 100.0%		$232,763,944

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2020.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
UMBS	—Uniform Mortgage-Backed Securities

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond	18	03/22/2021	$3,112,875	$(30,693)
Short position contracts:
U.S. Treasury 2 Year Note	(46)	03/31/2021	(10,164,203)	(8,224)
U.S. Treasury 5 Year Note	(61)	03/31/2021	(7,694,578)	(8,561)
U.S. Treasury 10 Year Note	(30)	03/22/2021	(4,140,938)	(299)
U.S. Treasury 10 Year Ultra Note	(16)	03/22/2021	(2,499,500)	9,418
U.S. Treasury Ultra Bond	(59)	03/22/2021	(12,568,844)	162,659

Total				$154,993

Total Futures Contracts				$124,300

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(b)
S&P GSCI Energy 1 Month Forward Index	(0.000)%	BNP Paribas SA	04/08/2021	USD	61,336	$—
S&P GSCI Energy 1 Month Forward Index	(0.000)	Macquarie Bank Ltd.	04/16/2021		55,062	40
S&P GSCI Energy 1 Month Forward Index	(0.000)	Merrill Lynch & Co., Inc.	04/22/2021		117,057	—

TOTAL						$40

(a)	Payments made monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2020

Shares	Dividend Rate	Value

Investment Companies(a) – 66.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
180,241,518	0.026%	$180,241,518

TOTAL INVESTMENTS – 66.7%
(Cost $180,241,518)		$180,241,518

OTHER ASSETS IN EXCESS OF LIABILITIES – 33.3%		89,885,777

NET ASSETS – 100.0%		$270,127,295

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	20,638,000	USD	15,255,986	03/17/2021	$664,347
	BRL	6,640,000	USD	1,268,774	01/05/2021	9,575
	CAD	20,938,000	USD	16,194,078	03/17/2021	258,244
	CHF	3,900,000	USD	4,398,121	03/17/2021	16,443
	CLP	4,130,000,000	USD	5,494,457	03/17/2021	318,666
	COP	15,994,000,000	USD	4,502,132	03/17/2021	172,641
	CZK	143,600,000	USD	6,580,850	03/17/2021	107,775
	EUR	30,776,000	USD	37,368,990	03/17/2021	289,418
	GBP	17,237,750	USD	23,017,187	03/17/2021	565,979
	HUF	1,528,000,000	USD	5,140,505	03/17/2021	6,339
	IDR	125,100,000,000	USD	8,731,765	03/17/2021	212,259
	INR	1,135,000,000	USD	15,249,227	03/17/2021	176,937
	JPY	468,276,000	USD	4,525,735	03/17/2021	13,115
	KRW	16,800,000,000	USD	15,158,351	03/17/2021	281,253
	MXN	102,615,000	USD	5,058,414	03/17/2021	56,852
	NOK	43,700,000	USD	4,949,933	03/17/2021	145,467

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	NZD	7,780,000	USD	5,484,534	03/17/2021	$114,924
	RUB	395,000,000	USD	5,205,827	03/17/2021	89,397
	SEK	69,039,000	USD	8,137,546	03/17/2021	260,108
	TRY	15,880,000	USD	2,018,541	03/17/2021	59,787
	USD	1,223,938	BRL	6,340,000	01/05/2021	3,346
	USD	700,322	EUR	572,000	03/17/2021	406
	USD	1,079,290	PLN	3,992,000	03/17/2021	10,336
	ZAR	97,860,000	USD	6,337,637	03/17/2021	261,550

TOTAL						$4,095,164

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	12,560,000	USD	2,434,356	01/05/2021	$(16,275)
	BRL	6,340,000	USD	1,223,277	02/02/2021	(3,106)
	EUR	1,606,000	USD	1,966,288	03/17/2021	(1,140)
	HUF	15,100,000	USD	50,958	03/17/2021	(96)
	PLN	25,410,000	USD	6,849,273	03/17/2021	(45,128)
	USD	2,231,599	AUD	2,956,000	03/17/2021	(48,685)
	USD	2,389,913	BRL	12,860,000	01/05/2021	(85,926)
	USD	2,515,977	CAD	3,242,000	03/17/2021	(31,469)
	USD	9,432,390	CHF	8,397,000	03/17/2021	(72,508)
	USD	1,946,753	CZK	42,250,000	03/17/2021	(21,175)
	USD	15,648,725	EUR	12,902,000	03/17/2021	(138,536)
	USD	17,399,282	GBP	12,976,000	03/17/2021	(353,335)
	USD	1,265,507	HUF	376,226,000	03/17/2021	(1,756)
	USD	13,786,959	JPY	1,438,949,000	03/17/2021	(160,311)
	USD	2,524,205	KRW	2,800,000,000	03/17/2021	(49,062)
	USD	1,405,865	MXN	28,490,000	03/17/2021	(14,336)
	USD	1,018,329	NOK	8,900,000	03/17/2021	(19,407)
	USD	648,441	NZD	920,000	03/17/2021	(13,706)
	USD	4,167,591	RUB	319,500,000	03/17/2021	(115,509)
	USD	2,630,751	SEK	21,994,600	03/17/2021	(44,592)
	USD	3,395,140	TRY	27,720,000	03/17/2021	(232,772)
	USD	1,820,052	ZAR	27,409,000	03/17/2021	(28,273)
	ZAR	550,000	USD	37,349	03/17/2021	(258)

TOTAL						$(1,497,361)

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	1	02/24/2021	$190,390	$(5,653)
Amsterdam Exchange Index	30	01/15/2021	4,577,742	33,267
BIST 30 Index	2,236	02/26/2021	4,989,111	171,762
Brent Crude Oil	44	01/29/2021	2,279,200	108,282
CAC 40 10 Euro Index	60	01/15/2021	4,062,231	7,966
Coffee “C”	36	03/19/2021	1,731,375	128,564
Corn	73	03/12/2021	1,772,988	250,813

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Cotton No. 2	75	03/09/2021	$2,929,500	$290,296
DAX Index	10	03/19/2021	4,198,200	102,660
DJIA CBOT E-Mini Index	18	03/19/2021	2,744,730	52,437
EURO STOXX 50 Index	57	03/19/2021	2,472,009	31,165
Feeder Cattle	8	03/25/2021	560,500	(5,900)
FTSE 100 Index	49	03/19/2021	4,301,882	(10,625)
FTSE/JSE Top 40 Index	154	03/18/2021	5,724,357	(4,845)
FTSE/MIB Index	32	03/19/2021	4,325,423	55,572
Hang Seng Index	43	01/28/2021	7,548,692	227,349
HSCEI	72	01/28/2021	4,969,216	118,732
IBEX 35 Index	73	01/15/2021	7,197,487	67,357
KC HRW Wheat	37	03/12/2021	1,120,638	58,156
KOSPI 200 Index	38	03/11/2021	3,403,227	209,643
Lean Hogs	30	02/12/2021	844,200	31,889
LME Aluminum Base Metal	97	01/20/2021	4,799,075	181,576
LME Aluminum Base Metal	80	02/17/2021	3,950,000	(82,246)
LME Copper Base Metal	23	01/20/2021	4,460,706	472,435
LME Copper Base Metal	18	02/17/2021	3,492,788	38,870
LME Lead Base Metal	141	01/20/2021	6,990,956	(117,678)
LME Lead Base Metal	57	02/17/2021	2,834,681	(56,463)
LME Nickel Base Metal	31	01/20/2021	3,081,369	188,695
LME Nickel Base Metal	27	02/17/2021	2,687,094	44,305
LME Zinc Base Metal	55	01/20/2021	3,758,329	157,034
LME Zinc Base Metal	45	02/17/2021	3,084,559	(11,580)
Low Sulphur Gasoil	11	02/11/2021	465,300	2,728
MSCI Emerging Markets E-Mini Index	88	03/19/2021	5,668,080	164,325
NASDAQ 100 E-Mini Index	10	03/19/2021	2,577,100	96,742
Nikkei 225 Index	12	03/11/2021	3,188,998	88,156
NY Harbor ULSD	14	01/29/2021	873,180	19,563
OMXS30 Index	197	01/15/2021	4,497,244	(589)
RBOB Gasoline	19	01/29/2021	1,126,297	105,173
Russell 2000 E-Mini Index	58	03/19/2021	5,726,920	101,230
S&P 500 E-Mini Index	33	03/19/2021	6,185,520	133,997
S&P/TSX 60 Index	53	03/18/2021	8,568,104	(4,308)
SET50 Index	534	03/30/2021	3,227,884	35,225
SGX FTSE China A50 Index	265	01/28/2021	4,693,680	204,191
Silver	10	03/29/2021	1,328,000	30,372
Soybean	26	03/12/2021	1,703,000	201,743
SPI 200 Index	67	03/18/2021	8,441,498	(61,659)
Sugar No. 11	150	02/26/2021	2,602,320	461,416
TOPIX Index	32	03/11/2021	5,592,368	118,093
VSTOXX	294	01/20/2021	809,917	58,828
Wheat	39	03/12/2021	1,251,412	49,295

Total				$4,538,356
Short position contracts:
CBOE Volatility Index	(53)	01/20/2021	(1,254,775)	(11,973)
Live Cattle	(2)	02/26/2021	(92,100)	(140)
LME Aluminum Base Metal	(97)	01/20/2021	(4,799,075)	87,476
LME Aluminum Base Metal	(8)	02/17/2021	(395,000)	4,575
LME Copper Base Metal	(23)	01/20/2021	(4,460,706)	(76,652)
LME Copper Base Metal	(3)	02/17/2021	(582,131)	3,235

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
LME Lead Base Metal	(141)	01/20/2021	$(6,990,956)	$(223,091)
LME Nickel Base Metal	(31)	01/20/2021	(3,081,369)	(56,144)
LME Nickel Base Metal	(5)	02/17/2021	(497,610)	2,145
LME Zinc Base Metal	(55)	01/20/2021	(3,758,329)	19,502
LME Zinc Base Metal	(6)	02/17/2021	(411,274)	(4,118)
MSCI EAFE E-Mini Index	(68)	03/19/2021	(7,244,720)	(107,253)
Natural Gas	(66)	01/27/2021	(1,676,400)	38,627

Total				$(323,811)

Total Futures Contracts				$4,214,545

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BBR(b)	0.000%	03/17/2022	AUD	566,970	$(136,608)	$(1,111,910)	$975,302
3 Month BA(c)	0.500	03/17/2022	CAD	396,780	111,543	(52,648)	164,191
6 Month LIBOR(c)	0.000	03/17/2022	CHF	467,930	3,873,410	3,945,627	(72,217)
6 Month EURIBOR(c)	0.000	03/17/2022	EUR	700,630	4,522,168	4,663,837	(141,669)
6 Month LIBOR(c)	0.000	03/17/2022	GBP	686,800	245,295	(405,867)	651,162
3 Month STIBOR(b)	0.000	03/17/2022	SEK	2,245,700	146,164	188,465	(42,301)
3 Month LIBOR(b)	0.250	03/17/2022	USD	1,032,280	680,713	642,152	38,561
0.000%(d)	6 Month EURIBOR	03/17/2023	EUR	170,700	(2,188,188)	(2,195,449)	7,261
6 Month LIBOR(c)	0.000	03/17/2023	GBP	115,600	(152,002)	(289,390)	137,388
3 Month LIBOR(b)	0.250	03/17/2023	USD	116,170	120,109	111,544	8,565
1.000(d)	6 Month PRIBOR	03/17/2026	CZK	192,650	68,735	67,858	877
6 Month BUBOR(c)	1.500	03/17/2026	HUF	5,879,520	393,663	362,764	30,899
1 Month TIIE(e)	5.500	03/17/2026	MXN	272,150	461,476	(634,531)	1,096,007
6 Month WIBOR(c)	0.750	03/17/2026	PLN	5,090	6,876	(23,410)	30,286
3 Month JIBAR(b)	5.250	03/17/2026	ZAR	210,980	224,716	(1,163,368)	1,388,084
1.250(c)	3 Month BA	03/17/2031	CAD	9,160	(11,582)	32,788	(44,370)
6 Month LIBOR(c)	0.000	03/17/2031	CHF	11,610	363,828	357,840	5,988
6 Month EURIBOR(c)	0.000	03/17/2031	EUR	84,520	2,693,241	2,643,136	50,105
6 Month LIBOR(c)	0.500	03/17/2031	GBP	33,140	404,335	214,965	189,370
3 Month STIBOR(b)	0.250	03/17/2031	SEK	211,960	(385,126)	(295,232)	(89,894)
3 Month LIBOR(b)	1.000	03/17/2031	USD	25,920	119,870	193,302	(73,432)
0.000(d)	6 Month EURIBOR	03/17/2051	EUR	10,190	(104,303)	(14,900)	(89,403)
0.750(c)	6 Month LIBOR	03/17/2051	GBP	14,900	(1,014,596)	(584,132)	(430,464)
1.500(c)	3 Month LIBOR	03/17/2051	USD	20,270	(456,499)	(859,135)	402,636

TOTAL					$9,987,238	$5,794,306	$4,192,932

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2020.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Assets and Liabilities(a)

December 31, 2020

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,112,460,691, $0, $24,919,293 and $0)(b)	$1,332,936,797	$—	$28,366,922	$—

Investments in affiliated issuers, at value (cost $1,902,588,303, $24,297,724, $168,485,696 and $180,241,518)	1,902,588,303	24,297,724	168,485,696	180,241,518

Investments in affiliated securities lending reinvestment vehicle, at value (cost $2,117,550, $0, $0 and $0)	2,117,550	—	—	—
Purchased Options, at value (premiums paid $526,571, $227,667, $0 and $0)	331,160	164,950	—	—
Cash	49,227,506	674,039	14,993,939	14,677,019
Foreign currencies, at value (cost $31,646,027, $1,948,909, $0 and $32,994,287)	34,666,965	2,124,110	—	35,416,275
Receivables:
Collateral on certain derivative contracts(c)	153,161,106	7,328,449	7,868,942	37,577,018
Fund shares sold	5,316,049	661	494,495	211,434
Dividends and interest	566,650	460	74,964	3,286
Reimbursement from investment adviser	178,101	48,353	224,471	1,736
Foreign tax reclaims	124,322	46,607	—	—
Securities lending income	19,784	—	—	—
Investments sold	4,927	15,786	—	—
Due from broker	—	7,680	13,113,592	—
Unrealized gain on swap contracts	7,261,696	283,048	40	—
Unrealized gain on forward foreign currency exchange contracts	1,671,790	49,708	—	4,095,164
Variation margin on futures	—	52,216	—	—
Variation margin on swaps	449,192	805	—	192,424
Other assets	51,335	46,604	31,026	20,896
Total assets	3,490,673,233	35,141,200	233,654,087	272,436,770

Liabilities:
Unrealized loss on swap contracts	7,424,758	269,400	—	—
Written options, at value (premiums received $4,538,076, $0, $0 and $0)	3,099,035	—	—	—
Variation margin on futures	1,128,108	—	13,067	242,437
Unrealized loss on forward foreign currency exchange contracts	272,876	43,322	—	1,497,361
Payables:
Fund shares redeemed	4,697,544	140,462	580,839	79,301
Payable upon return of securities loaned	2,117,550	—	—	—
Management fees	1,599,084	20,305	74,952	203,138
Distribution and Service fees and Transfer Agency fees	168,339	5,030	13,518	30,716
Investments purchased	481	17,661	—	—
Collateral on certain derivative contracts(c)	—	10,000	—	—
Accrued expenses and other liabilities	533,820	390,067	207,767	256,522
Total liabilities	21,041,595	896,247	890,143	2,309,475

Net Assets:
Paid-in capital	3,305,868,205	39,137,933	254,053,776	260,146,555
Total distributable earnings (loss)	163,763,433	(4,892,980)	(21,289,832)	9,980,740
NET ASSETS	$3,469,631,638	$34,244,953	$232,763,944	$270,127,295
Net Assets:
Class A	$61,642,123	$5,642,184	$15,323,703	$11,963,913
Class C	9,637,979	1,888,426	1,340,039	3,335,309
Institutional	2,928,948,549	4,620,368	127,171,875	49,052,141
Investor	246,694,082	2,095,547	3,114,576	149,762,168
Class R6	9,353,071	19,962,605	83,226,524	55,438,906
Class R	1,561,650	23,611	1,903,484	503,987
Class P	211,794,184	12,212	683,743	70,871
Total Net Assets	$3,469,631,638	$34,244,953	$232,763,944	$270,127,295
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	6,363,178	838,227	1,966,901	1,182,102
Class C	1,090,149	298,525	183,013	350,471
Institutional	292,098,759	666,951	16,129,139	4,700,935
Investor	24,876,345	304,357	394,639	14,514,784
Class R6	933,814	2,892,077	10,533,171	5,310,436
Class R	166,208	3,533	249,088	50,809
Class P	21,130,538	1,767	86,580	6,800
Net asset value, offering and redemption price per share:(d)
Class A	$9.69	$6.73	$7.79	$10.12
Class C	8.84	6.33	7.32	9.52
Institutional	10.03	6.93	7.88	10.43
Investor	9.92	6.89	7.89	10.32
Class R6	10.02	6.90	7.90	10.44
Class R	9.40	6.68	7.64	9.92
Class P	10.02	6.91	7.90	10.42

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, LLC, Cayman Commodity-AP LLC, Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, LLC. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $2,068,180 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$43,627,582	$73,190,833	$36,342,691
Alternative Premia	(10,000)	2,079,120	5,216,866	32,463
Commodity Strategy	—	12,989	—	7,855,953

Managed Futures Strategy	3,020,000	13,290,924	—	21,266,094

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $10.25, $7.12, $8.16 and $10.71, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2020

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $138,558, $13,347, $0 and $0)	$19,391,481	$—	$—	$—

Dividends — affiliated issuers	9,594,495	175,631	539,146	983,069

Securities lending income — affiliated issuer	416,005	—	—	—

Interest	—	—	226,885	—

Total investment income	29,401,981	175,631	766,031	983,069

Expenses:

Management fees	21,789,404	391,163	1,193,502	3,038,524

Transfer Agency fees(b)	1,829,874	31,496	94,330	281,644

Custody, accounting and administrative services	787,656	105,672	146,227	123,462

Printing and mailing costs	553,567	51,940	239,946	80,144

Distribution and Service (12b-1) fees(b)	267,876	39,993	57,442	48,657

Registration fees	220,564	93,378	107,253	118,762

Professional fees	220,412	246,212	306,868	204,319

Service fees — Class C	30,495	7,645	3,653	7,978

Trustee fees	26,308	20,526	20,793	20,908

Other	79,249	50,349	39,364	203,434

Total expenses	25,805,405	1,038,374	2,209,378	4,127,832

Less — expense reductions	(5,184,401)	(601,361)	(1,178,695)	(673,723)

Net expenses	20,621,004	437,013	1,030,683	3,454,109

NET INVESTMENT INCOME (LOSS)	8,780,977	(261,382)	(264,652)	(2,471,040)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	66,373,108	2,043	3,370,292	—

Investments — affiliated issuers	—	—	401,631	—

Futures contracts	36,189,989	(1,545,202)	(4,499,920)	(1,251,479)

Purchased options	(3,084,148)	599,196	(45,626)	—

Swap contracts	(15,906,459)	(1,426,258)	(51,531,198)	13,437,021

Forward foreign currency exchange contracts	(1,473,150)	(139,104)	—	(4,466,017)

Foreign currency transactions	2,446,402	41,618	—	(784,765)

Written options	(75,036,103)	(1,190,456)	31,462	—

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	—	—	(67,500)	—

Investments — unaffiliated issuers	44,941,513	—	2,536,220	—

Futures contracts	7,878,788	(942,584)	(619,165)	4,148,389

Purchased options	(195,411)	36,813	(19,129)	—

Swap contracts	11,173,877	102,168	(27,372)	2,797,592

Forward foreign currency exchange contracts	2,059,473	343,675	—	4,015,279

Foreign currency translation	2,643,923	74,676	—	782,323

Written options	(2,644,985)	168,642	5,802	—

Net realized and unrealized gain (loss)	75,366,817	(3,874,773)	(50,464,503)	18,678,343

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,147,794	$(4,136,155)	$(50,729,155)	$16,207,303

(a)	Statements of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, LLC, Cayman Commodity-AP LLC, Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	$166,741	$91,485	$9,650	$110,185	$20,210	$1,120,131	$510,551	$2,602	$3,193	$63,002
Alternative Premia	16,848	22,936	209	11,149	5,074	3,993	4,731	6,476	69	4
Commodity Strategy	38,085	10,960	8,397	19,082	1,834	47,289	4,243	19,584	2,096	202
Managed Futures Strategy	22,236	23,934	2,487	14,618	5,268	34,927	210,208	15,735	821	67

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income (loss)	$8,780,977	$43,559,890	$(261,382)	$705,957

Net realized gain (loss)	9,509,639	51,609,360	(3,658,163)	285,360

Net change in unrealized gain (loss)	65,857,178	213,165,470	(216,610)	541,962

Net increase (decrease) in net assets resulting from operations	84,147,794	308,334,720	(4,136,155)	1,533,279

Distributions to shareholders:

From distributable earnings:

Class A Shares	(386,990)	(2,592,132)	(401,977)	—

Class C Shares	(67,157)	(428,576)	(82,517)	—

Institutional Shares	(17,700,159)	(100,628,198)	(342,456)	—

Investor Shares	(1,515,395)	(12,740,193)	(145,793)	—

Class R6 Shares	(56,391)	(316,963)	(1,451,948)	—

Class R Shares	(10,040)	(75,925)	(1,195)	—
Class P Shares	(1,277,883)	(7,529,973)	(891)	—
Total distributions to shareholders	(21,014,015)	(124,311,960)	(2,426,777)	—

From share transactions:

Proceeds from sales of shares	1,411,743,043	1,849,950,371	6,525,219	13,706,994

Reinvestment of distributions	15,612,050	97,133,671	2,401,923	—

Cost of shares redeemed	(1,572,014,523)	(1,209,080,827)	(20,153,881)	(73,158,871)

Net increase (decrease) in net assets resulting from share transactions	(144,659,430)	738,003,215	(11,226,739)	(59,451,877)

TOTAL INCREASE (DECREASE)	(81,525,651)	922,025,975	(17,789,671)	(57,918,598)

Net Assets:
Beginning of year	3,551,157,289	2,629,131,314	52,034,624	109,953,222

End of year	$3,469,631,638	$3,551,157,289	$34,244,953	$52,034,624

(a)	Statements of Changes in Net Assets for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, LLC and Cayman Commodity-AP, LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a) (continued)

	Commodity Strategy Fund		Managed Futures Strategy Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income (loss)	$(264,652)	$4,682,044	$(2,471,040)	$869,077

Net realized gain (loss)	(52,273,359)	39,206,116	6,934,760	8,028,163

Net change in unrealized gain (loss)	1,808,856	4,852,546	11,743,583	(5,911,836)

Net increase (decrease) in net assets resulting from operations	(50,729,155)	48,740,706	16,207,303	2,985,404

Distributions to shareholders:

From distributable earnings:

Class A Shares	(35,886)	(372,743)	(142,248)	(577,586)

Class C Shares	—	(36,445)	(43,078)	(208,212)

Institutional Shares	(485,058)	(2,728,661)	(573,968)	(6,209,376)

Investor Shares	(10,293)	(113,406)	(1,830,145)	(7,186,902)

Class R6 Shares	(249,795)	(1,410,398)	(659,155)	(3,422,044)

Class R Shares	(2,158)	(36,299)	(6,810)	(34,183)

Class P Shares	(2,720)	(20,023)	(842)	(14,535)

Return of capital

Class A Shares	—	(1,847,277)	—	—

Class C Shares	—	(180,615)	—	—

Institutional Shares	—	(13,522,982)	—	—

Investor Shares	—	(562,030)	—	—

Class R6 Shares	—	(6,989,799)	—	—

Class R Shares	—	(179,895)	—	—
Class P Shares	—	(99,232)	—	—
Total distributions to shareholders	(785,910)	(28,099,805)	(3,256,246)	(17,652,838)

From share transactions:

Proceeds from sales of shares	138,603,930	182,252,232	191,383,416	144,777,817

Reinvestment of distributions	614,812	23,551,880	3,243,585	17,638,961

Cost of shares redeemed	(131,532,145)	(250,768,783)	(198,235,855)	(139,347,729)

Net increase (decrease) in net assets resulting from share transactions	7,686,597	(44,964,671)	(3,608,854)	23,069,049

TOTAL INCREASE (DECREASE)	(43,828,468)	(24,323,770)	9,342,203	8,401,615

Net Assets:
Beginning of year	276,592,412	300,916,182	260,785,092	252,383,477

End of year	$232,763,944	$276,592,412	$270,127,295	$260,785,092

(a)	Statements of Changes in Net Assets for the Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.44	$8.84	$9.31	$9.02	$8.67

Net investment income (loss)(a)	(0.01)	0.10	0.07	— (b)	(0.04)

Net realized and unrealized gain (loss)	0.32	0.81	(0.33)	0.62	0.43

Total from investment operations	0.31	0.91	(0.26)	0.62	0.39

Distributions to shareholders from net investment income	(0.01)	(0.09)	(0.07)	—	—

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)	(0.33)	(0.04)

Total distributions	(0.06)	(0.31)	(0.21)	(0.33)	(0.04)

Net asset value, end of year	$9.69	$9.44	$8.84	$9.31	$9.02

Total return(c)	3.29%	10.36%	(2.80)%	6.93%	4.45%

Net assets, end of year (in 000s)	$61,642	$80,596	$65,635	$52,427	$38,886

Ratio of net expenses to average net assets	0.96%	0.97%	1.00%	1.03%	1.03%

Ratio of total expenses to average net assets	1.11%	1.11%	1.26%	1.61%	1.66%

Ratio of net investment income (loss) to average net assets	(0.10)%	1.08%	0.73%	(0.04)%	(0.43)%

Portfolio turnover rate(d)	193%	127%	137%	76%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$8.69	$8.14	$8.61		$8.43	$8.17

Net investment income (loss)(a)	(0.07)	0.03	—	(b)	(0.07)	(0.10)

Net realized and unrealized gain (loss)	0.28	0.75	(0.31)		0.58	0.40

Total from investment operations	0.21	0.78	(0.31)		0.51	0.30

Distributions to shareholders from net investment income	(0.01)	(0.01)	(0.02)		—	—

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)		(0.33)	(0.04)

Total distributions	(0.06)	(0.23)	(0.16)		(0.33)	(0.04)

Net asset value, end of year	$8.84	$8.69	$8.14		$8.61	$8.43

Total return(c)	2.43%	9.69%	(3.60)%		6.10%	3.62%

Net assets, end of year (in 000s)	$9,638	$15,761	$18,985		$13,718	$13,490

Ratio of net expenses to average net assets	1.71%	1.72%	1.75%		1.78%	1.78%

Ratio of total expenses to average net assets	1.86%	1.86%	2.00%		2.36%	2.41%

Ratio of net investment income (loss) to average net assets	(0.84)%	0.34%	—	%(d)	(0.81)%	(1.18)%

Portfolio turnover rate(e)	193%	127%	137%		76%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.74	$9.10	$9.58	$9.23	$8.86

Net investment income (loss)(a)	0.03	0.14	0.11	0.03	— (b)

Net realized and unrealized gain (loss)	0.32	0.85	(0.35)	0.65	0.43

Total from investment operations	0.35	0.99	(0.24)	0.68	0.43

Distributions to shareholders from net investment income	(0.01)	(0.13)	(0.10)	— (b)	(0.02)

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)	(0.33)	(0.04)

Total distributions	(0.06)	(0.35)	(0.24)	(0.33)	(0.06)

Net asset value, end of year	$10.03	$9.74	$9.10	$9.58	$9.23

Total return(c)	3.60%	10.91%	(2.47)%	7.46%	4.82%

Net assets, end of year (in 000s)	$2,928,949	$2,852,690	$2,129,116	$1,510,457	$970,838

Ratio of net expenses to average net assets	0.58%	0.59%	0.61%	0.64%	0.62%

Ratio of total expenses to average net assets	0.73%	0.73%	0.88%	1.21%	1.24%

Ratio of net investment income (loss) to average net assets	0.28%	1.46%	1.13%	0.36%	(0.02)%

Portfolio turnover rate(d)	193%	127%	137%	76%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.64	$9.02	$9.50	$9.17	$8.80

Net investment income (loss)(b)	0.02	0.13	0.10	0.03	(0.01)

Net realized and unrealized gain (loss)	0.32	0.83	(0.35)	0.63	0.43

Total from investment operations	0.34	0.96	(0.25)	0.66	0.42

Distributions to shareholders from net investment income	(0.01)	(0.12)	(0.09)	—	(0.01)

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)	(0.33)	(0.04)

Total distributions	(0.06)	(0.34)	(0.23)	(0.33)	(0.05)

Net asset value, end of year	$9.92	$9.64	$9.02	$9.50	$9.17

Total return(c)	3.54%	10.66%	(2.58)%	7.25%	4.75%

Net assets, end of year (in 000s)	$246,694	$370,779	$254,436	$93,650	$13,245

Ratio of net expenses to average net assets	0.71%	0.72%	0.75%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86%	0.87%	0.98%	1.35%	1.42%

Ratio of net investment income (loss) to average net assets	0.16%	1.33%	1.08%	0.28%	(0.13)%

Portfolio turnover rate(d)	193%	127%	137%	76%	130%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.72	$9.09	$9.57	$9.23	$8.86

Net investment income(a)	0.03	0.14	0.12	0.04	— (b)

Net realized and unrealized gain (loss)	0.33	0.84	(0.36)	0.63	0.43

Total from investment operations	0.36	0.98	(0.24)	0.67	0.43

Distributions to shareholders from net investment income	(0.01)	(0.13)	(0.10)	— (b)	(0.02)

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)	(0.33)	(0.04)

Total distributions	(0.06)	(0.35)	(0.24)	(0.33)	(0.06)

Net asset value, end of year	$10.02	$9.72	$9.09	$9.57	$9.23

Total return(c)	3.71%	10.82%	(2.46)%	7.36%	4.85%

Net assets, end of year (in 000s)	$9,353	$9,284	$6,030	$2,226	$27

Ratio of net expenses to average net assets	0.57%	0.58%	0.60%	0.62%	0.64%

Ratio of total expenses to average net assets	0.72%	0.72%	0.84%	1.19%	1.24%

Ratio of net investment income to average net assets	0.29%	1.47%	1.20%	0.39%	0.01%

Portfolio turnover rate(d)	193%	127%	137%	76%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.18	$8.61	$9.08	$8.82	$8.50

Net investment income (loss)(a)	(0.03)	0.08	0.04	(0.03)	(0.06)

Net realized and unrealized gain (loss)	0.31	0.78	(0.33)	0.62	0.42

Total from investment operations	0.28	0.86	(0.29)	0.59	0.36

Distributions to shareholders from net investment income	(0.01)	(0.07)	(0.04)	—	—

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)	(0.33)	(0.04)

Total distributions	(0.06)	(0.29)	(0.18)	(0.33)	(0.04)

Net asset value, end of year	$9.40	$9.18	$8.61	$9.08	$8.82

Total return(b)	3.06%	10.06%	(3.13)%	6.74%	4.19%

Net assets, end of year (in 000s)	$1,562	$2,347	$1,954	$2,150	$2,197

Ratio of net expenses to average net assets	1.21%	1.22%	1.25%	1.28%	1.28%

Ratio of total expenses to average net assets	1.36%	1.37%	1.53%	1.86%	1.91%

Ratio of net investment income (loss) to average net assets	(0.35)%	0.83%	0.45%	(0.31)%	(0.66)%

Portfolio turnover rate(c)	193%	127%	137%	76%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.73	$9.09	$9.64

Net investment income(a)	0.03	0.14	0.10

Net realized and unrealized gain (loss)	0.32	0.85	(0.41)

Total from investment operations	0.35	0.99	(0.31)

Distributions to shareholders from net investment income	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.05)	(0.22)	(0.14)

Total distributions	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$10.02	$9.73	$9.09

Total return(b)	3.61%	10.93%	(3.17)%

Net assets, end of period (in 000s)	$211,794	$219,701	$152,975

Ratio of net expenses to average net assets	0.57%	0.58%	0.59	%(c)

Ratio of total expenses to average net assets	0.72%	0.72%	0.74	%(c)

Ratio of net investment income to average net assets	0.29%	1.48%	1.41	%(c)

Portfolio turnover rate(d)	193%	127%	137%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.97	$7.92	$8.91	$10.01	$9.45

Net investment income (loss)(a)	(0.06)	0.05	0.03	(0.01)	(0.01)

Net realized and unrealized gain (loss)	(0.68)	— (b)	(0.58)	1.40	0.57

Total from investment operations	(0.74)	0.05	(0.55)	1.39	0.56

Distributions to shareholders from net investment income	(0.50)	—	—	(0.17)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.50)	—	(0.44)	(2.49)	—

Net asset value, end of year	$6.73	$7.97	$7.92	$8.91	$10.01

Total return(c)	(9.23)%	0.63%	(6.18)%	14.17%	5.91%

Net assets, end of year (in 000s)	$5,642	$8,047	$9,166	$13,886	$27,566

Ratio of net expenses to average net assets	1.19%	1.13%	1.13%	1.12%	1.15%

Ratio of total expenses to average net assets	2.46%	1.95%	1.64%	1.51%	1.45%

Ratio of net investment income (loss) to average net assets	(0.83)%	0.60%	0.34%	(0.10)%	(0.13)%

Portfolio turnover rate(d)	—%	—%	—%	349%	272%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.34	$7.35	$8.36	$9.55	$9.08

Net investment loss(a)	(0.11)	(0.01)	(0.03)	(0.08)	(0.08)

Net realized and unrealized gain (loss)	(0.61)	— (b)	(0.54)	1.32	0.55

Total from investment operations	(0.72)	(0.01)	(0.57)	1.24	0.47

Distributions to shareholders from net investment income	(0.29)	—	—	(0.11)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.29)	—	(0.44)	(2.43)	—

Net asset value, end of year	$6.33	$7.34	$7.35	$8.36	$9.55

Total return(c)	(9.82)%	(0.14)%	(6.93)%	13.37%	5.16%

Net assets, end of year (in 000s)	$1,888	$4,335	$8,547	$15,239	$20,123

Ratio of net expenses to average net assets	1.94%	1.89%	1.88%	1.87%	1.90%

Ratio of total expenses to average net assets	3.19%	2.67%	2.39%	2.27%	2.20%

Ratio of net investment loss to average net assets	(1.54)%	(0.11)%	(0.41)%	(0.84)%	(0.88)%

Portfolio turnover rate(d)	—%	—%	—%	349%	272%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.20	$8.11	$9.07	$10.15	$9.54

Net investment income (loss)(a)	(0.03)	0.08	0.05	0.04	0.03

Net realized and unrealized gain (loss)	(0.70)	0.01	(0.57)	1.41	0.58

Total from investment operations	(0.73)	0.09	(0.52)	1.45	0.61

Distributions to shareholders from net investment income	(0.54)	—	—	(0.21)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.54)	—	(0.44)	(2.53)	—

Net asset value, end of year	$6.93	$8.20	$8.11	$9.07	$10.15

Total return(b)	(8.89)%	1.11%	(5.74)%	14.59%	6.38%

Net assets, end of year (in 000s)	$4,620	$13,006	$32,924	$114,953	$468,924

Ratio of net expenses to average net assets	0.81%	0.77%	0.73%	0.73%	0.75%

Ratio of total expenses to average net assets	2.06%	1.51%	1.27%	1.09%	1.05%

Ratio of net investment income (loss) to average net assets	(0.43)%	1.02%	0.52%	0.36%	0.27%

Portfolio turnover rate(c)	—%	—%	—%	349%	272%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.12	$8.04	$9.02	$10.11	$9.52

Net investment income (loss)(b)	(0.04)	0.07	0.05	0.02	0.01

Net realized and unrealized gain (loss)	(0.69)	0.01	(0.59)	1.41	0.58

Total from investment operations	(0.73)	0.08	(0.54)	1.43	0.59

Distributions to shareholders from net investment income	(0.50)	—	—	(0.20)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.50)	—	(0.44)	(2.52)	—

Net asset value, end of year	$6.89	$8.12	$8.04	$9.02	$10.11

Total return(c)	(8.97)%	1.00%	(5.99)%	14.47%	6.18%

Net assets, end of year (in 000s)	$2,096	$3,911	$9,092	$8,910	$5,733

Ratio of net expenses to average net assets	0.93%	0.88%	0.88%	0.86%	0.90%

Ratio of total expenses to average net assets	2.19%	1.66%	1.39%	1.28%	1.20%

Ratio of net investment income (loss) to average net assets	(0.52)%	0.91%	0.61%	0.20%	0.10%

Portfolio turnover rate(d)	—%	—%	—%	349%	272%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.17	$8.09	$9.05	$10.15	$9.54

Net investment income (loss)(a)	(0.04)	0.09	0.07	0.02	0.02

Net realized and unrealized gain (loss)	(0.69)	(0.01)	(0.59)	1.42	0.59

Total from investment operations	(0.73)	0.08	(0.52)	1.44	0.61

Distributions to shareholders from net investment income	(0.54)	—	—	(0.22)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.54)	—	(0.44)	(2.54)	—

Net asset value, end of year	$6.90	$8.17	$8.09	$9.05	$10.15

Total return(b)	(8.88)%	0.99%	(5.75)%	14.48%	6.38%

Net assets, end of year (in 000s)	$19,963	$22,670	$50,199	$3,074	$10

Ratio of net expenses to average net assets	0.81%	0.74%	0.72%	0.72%	0.77%

Ratio of total expenses to average net assets	2.08%	1.52%	1.24%	1.27%	1.02%

Ratio of net investment income (loss) to average net assets	(0.46)%	1.05%	0.82%	0.22%	0.24%

Portfolio turnover rate(c)	—%	—%	—%	349%	272%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.78	$7.75	$8.75	$9.89	$9.36

Net investment income (loss)(a)	(0.08)	0.03	0.01	(0.03)	(0.04)

Net realized and unrealized gain (loss)	(0.66)	— (b)	(0.57)	1.37	0.57

Total from investment operations	(0.74)	0.03	(0.56)	1.34	0.53

Distributions to shareholders from net investment income	(0.36)	—	—	(0.16)	—

Distributions to shareholders from net realized gains	—	—	(0.44)	(2.32)	—

Total distributions	(0.36)	—	(0.44)	(2.48)	—

Net asset value, end of year	$6.68	$7.78	$7.75	$8.75	$9.89

Total return(c)	(9.53)%	0.39%	(6.40)%	13.89%	5.65%

Net assets, end of year (in 000s)	$24	$53	$13	$13	$12

Ratio of net expenses to average net assets	1.46%	1.36%	1.38%	1.36%	1.40%

Ratio of total expenses to average net assets	2.71%	2.16%	1.88%	1.77%	1.71%

Ratio of net investment income (loss) to average net assets	(1.10)%	0.42%	0.11%	(0.33)%	(0.39)%

Portfolio turnover rate(d)	—%	—%	—%	349%	272%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$8.19	$8.10	$8.85

Net investment income (loss)(a)	(0.04)	0.08	0.05

Net realized and unrealized gain (loss)	(0.70)	0.01	(0.36)

Total from investment operations	(0.74)	0.09	(0.31)

Distributions to shareholders from net investment income	(0.54)	—	—

Distributions to shareholders from net realized gains	—	—	(0.44)

Total distributions	(0.54)	—	(0.44)

Net asset value, end of period	$6.91	$8.19	$8.10

Total return(b)	(8.95)%	1.11%	(3.51)%

Net assets, end of period (in 000s)	$12	$13	$13

Ratio of net expenses to average net assets	0.80%	0.74%	0.77	%(c)

Ratio of total expenses to average net assets	2.08%	1.56%	1.36	%(c)

Ratio of net investment income (loss) to average net assets	(0.46)%	0.99%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.17	$9.66	$11.49	$11.68	$10.49

Net investment income (loss)(a)	(0.03)	0.14	0.10	0.02	0.02

Net realized and unrealized gain (loss)	(2.33)	1.44	(1.84)	0.43	1.23

Total from investment operations	(2.36)	1.58	(1.74)	0.45	1.25

Distributions to shareholders from net investment income	(0.02)	(0.18)	(0.09)	(0.52)	(0.06)

Distributions to shareholders from return of capital	—	(0.89)	—	(0.12)	—

Total distributions	(0.02)	(1.07)	(0.09)	(0.64)	(0.06)

Net asset value, end of year	$7.79	$10.17	$9.66	$11.49	$11.68

Total return(b)	(23.16)%	16.31%	(15.17)%	3.95%	11.91%

Net assets, end of year (in 000s)	$15,324	$22,569	$25,351	$46,809	$60,944

Ratio of net expenses to average net assets	0.80%	0.84%	0.84%	0.86%	0.90%

Ratio of total expenses to average net assets	1.28%	1.09%	1.01%	1.01%	1.07%

Ratio of net investment income (loss) to average net assets	(0.39)%	1.34%	0.88%	0.16%	0.19%

Portfolio turnover rate(c)	70%	52%	46%	89%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.61	$9.17	$10.92	$11.15	$10.04

Net investment income (loss)(a)	(0.08)	0.08	0.02	(0.07)	(0.06)

Net realized and unrealized gain (loss)	(2.21)	1.35	(1.75)	0.42	1.17

Total from investment operations	(2.29)	1.43	(1.73)	0.35	1.11

Distributions to shareholders from net investment income	—	(0.17)	(0.02)	(0.46)	—

Distributions to shareholders from return of capital	—	(0.82)	—	(0.12)	—

Total distributions	—	(0.99)	(0.02)	(0.58)	—

Net asset value, end of year	$7.32	$9.61	$9.17	$10.92	$11.15

Total return(b)	(23.77)%	15.54%	(15.84)%	3.16%	11.02%

Net assets, end of year (in 000s)	$1,340	$2,271	$2,472	$2,949	$3,858

Ratio of net expenses to average net assets	1.55%	1.59%	1.59%	1.61%	1.65%

Ratio of total expenses to average net assets	2.03%	1.84%	1.76%	1.76%	1.82%

Ratio of net investment income (loss) to average net assets	(1.12)%	0.81%	0.14%	(0.68)%	(0.56)%

Portfolio turnover rate(c)	70%	52%	46%	89%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.28	$9.74	$11.61	$11.80	$10.59

Net investment income (loss)(a)	(0.01)	0.09	0.15	0.09	0.06

Net realized and unrealized gain (loss)	(2.36)	1.56	(1.88)	0.40	1.25

Total from investment operations	(2.37)	1.65	(1.73)	0.49	1.31

Distributions to shareholders from net investment income	(0.03)	(0.19)	(0.14)	(0.56)	(0.10)

Distributions to shareholders from return of capital	—	(0.92)	—	(0.12)	—

Total distributions	(0.03)	(1.11)	(0.14)	(0.68)	(0.10)

Net asset value, end of year	$7.88	$10.28	$9.74	$11.61	$11.80

Total return(b)	(22.96)%	16.77%	(14.89)%	4.28%	12.32%

Net assets, end of year (in 000s)	$127,172	$156,673	$259,239	$314,888	$326,270

Ratio of net expenses to average net assets	0.47%	0.50%	0.50%	0.52%	0.56%

Ratio of total expenses to average net assets	0.96%	0.74%	0.66%	0.66%	0.72%

Ratio of net investment income (loss) to average net assets	(0.10)%	0.81%	1.23%	0.78%	0.53%

Portfolio turnover rate(c)	70%	52%	46%	89%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.29	$9.75	$11.61	$11.81	$10.60

Net investment income (loss)(b)	(0.01)	(0.04)	0.14	(0.02)	0.05

Net realized and unrealized gain (loss)	(2.37)	1.68	(1.87)	0.49	1.25

Total from investment operations	(2.38)	1.64	(1.73)	0.47	1.30

Distributions to shareholders from net investment income	(0.02)	(0.18)	(0.13)	(0.55)	(0.09)

Distributions to shareholders from return of capital	—	(0.92)	—	(0.12)	—

Total distributions	(0.02)	(1.10)	(0.13)	(0.67)	(0.09)

Net asset value, end of year	$7.89	$10.29	$9.75	$11.61	$11.81

Total return(c)	(22.99)%	16.73%	(14.97)%	4.08%	12.21%

Net assets, end of year (in 000s)	$3,115	$6,651	$8,272	$8,586	$5,265

Ratio of net expenses to average net assets	0.55%	0.59%	0.59%	0.61%	0.65%

Ratio of total expenses to average net assets	1.02%	0.83%	0.75%	0.75%	0.82%

Ratio of net investment income (loss) to average net assets	(0.09)%	(0.36)%	1.15%	(0.18)%	0.44%

Portfolio turnover rate(d)	70%	52%	46%	89%	145%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.30	$9.76	$11.62	$11.80	$10.60

Net investment income (loss)(a)	(0.01)	0.38	0.14	(0.45)	0.06

Net realized and unrealized gain (loss)	(2.36)	1.27	(1.87)	0.95	1.24

Total from investment operations	(2.37)	1.65	(1.73)	0.50	1.30

Distributions to shareholders from net investment income	(0.03)	(0.19)	(0.13)	(0.56)	(0.10)

Distributions to shareholders from return of capital	—	(0.92)	—	(0.12)	—

Total distributions	(0.03)	(1.11)	(0.13)	(0.68)	(0.10)

Net asset value, end of year	$7.90	$10.30	$9.76	$11.62	$11.80

Total return(b)	(22.92)%	16.87%	(14.96)%	4.29%	12.25%

Net assets, end of year (in 000s)	$83,227	$85,170	$182	$90	$1,907

Ratio of net expenses to average net assets	0.46%	0.49%	0.49%	0.50%	0.54%

Ratio of total expenses to average net assets	0.96%	0.75%	0.68%	0.66%	0.72%

Ratio of net investment income (loss) to average net assets	(0.09)%	3.52%	1.15%	(4.04)%	0.54%

Portfolio turnover rate(c)	70%	52%	46%	89%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.99	$9.50	$11.31	$11.51	$10.35

Net investment income (loss)(a)	(0.05)	0.16	0.07	(0.04)	(0.01)

Net realized and unrealized gain (loss)	(2.29)	1.38	(1.81)	0.45	1.21

Total from investment operations	(2.34)	1.54	(1.74)	0.41	1.20

Distributions to shareholders from net investment income	(0.01)	(0.18)	(0.07)	(0.49)	(0.04)

Distributions to shareholders from return of capital	—	(0.87)	—	(0.12)	—

Total distributions	(0.01)	(1.05)	(0.07)	(0.61)	(0.04)

Net asset value, end of year	$7.64	$9.99	$9.50	$11.31	$11.51

Total return(b)	(23.36)%	16.11%	(15.40)%	3.60%	11.60%

Net assets, end of year (in 000s)	$1,903	$2,280	$2,233	$2,892	$4,419

Ratio of net expenses to average net assets	1.05%	1.09%	1.09%	1.11%	1.14%

Ratio of total expenses to average net assets	1.54%	1.34%	1.25%	1.26%	1.34%

Ratio of net investment income (loss) to average net assets	(0.68)%	1.53%	0.64%	(0.40)%	(0.07)%

Portfolio turnover rate(c)	70%	52%	46%	89%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.29	$9.76	$12.11

Net investment income (loss)(a)	— (b)	(0.25)	0.12

Net realized and unrealized gain (loss)	(2.36)	1.89	(2.33)

Total from investment operations	(2.36)	1.64	(2.21)

Distributions to shareholders from net investment income	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—	(0.92)	—

Total distributions	(0.03)	(1.11)	(0.14)

Net asset value, end of period	$7.90	$10.29	$9.76

Total return(c)	(22.84)%	16.73%	(18.31)%

Net assets, end of period (in 000s)	$684	$977	$3,167

Ratio of net expenses to average net assets	0.45%	0.48%	0.45	%(d)

Ratio of total expenses to average net assets	0.94%	0.72%	0.65	%(d)

Ratio of net investment income (loss) to average net assets	(0.04)%	(2.28)%	1.43	%(d)

Portfolio turnover rate(e)	70%	52%	46%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.61	$10.03	$10.30	$10.12	$10.21

Net investment income (loss)(a)	(0.12)	0.01	(0.02)	(0.10)	(0.14)

Net realized and unrealized gain (loss)	0.76	0.23	(0.23)	0.33	0.05

Total from investment operations	0.64	0.24	(0.25)	0.23	(0.09)

Distributions to shareholders from net investment income	—	(0.59)	—	—	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)	(0.05)	—

Total distributions	(0.13)	(0.66)	(0.02)	(0.05)	—

Net asset value, end of year	$10.12	$9.61	$10.03	$10.30	$10.12

Total return(b)	6.62%	2.28%	(2.37)%	2.29%	(0.88)%

Net assets, end of year (in 000s)	$11,964	$7,712	$8,622	$7,711	$23,174

Ratio of net expenses to average net assets	1.48%	1.49%	1.47%	1.55%	1.55%

Ratio of total expenses to average net assets	1.63%	1.64%	1.62%	1.75%	1.74%

Ratio of net investment income (loss) to average net assets	(1.21)%	0.06%	(0.19)%	(1.02)%	(1.33)%

Portfolio turnover rate(c)	—%	—%	—%	—%	529%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.11	$9.56	$9.88	$9.79	$9.95

Net investment loss(a)	(0.18)	(0.07)	(0.09)	(0.17)	(0.21)

Net realized and unrealized gain (loss)	0.72	0.21	(0.21)	0.31	0.05

Total from investment operations	0.54	0.14	(0.30)	0.14	(0.16)

Distributions to shareholders from net investment income	—	(0.52)	—	—	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)	(0.05)	—

Total distributions	(0.13)	(0.59)	(0.02)	(0.05)	—

Net asset value, end of year	$9.52	$9.11	$9.56	$9.88	$9.79

Total return(b)	5.88%	1.51%	(3.08)%	1.44%	(1.60)%

Net assets, end of year (in 000s)	$3,335	$3,279	$3,281	$3,480	$4,054

Ratio of net expenses to average net assets	2.22%	2.24%	2.22%	2.29%	2.31%

Ratio of total expenses to average net assets	2.37%	2.39%	2.37%	2.48%	2.49%

Ratio of net investment loss to average net assets	(1.92)%	(0.69)%	(0.95)%	(1.72)%	(2.09)%

Portfolio turnover rate(c)	—%	—%	—%	—%	529%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.87	$10.28	$10.52	$10.29	$10.36

Net investment income (loss)(a)	(0.07)	0.04	0.02	(0.06)	(0.10)

Net realized and unrealized gain (loss)	0.76	0.25	(0.24)	0.34	0.04

Total from investment operations	0.69	0.29	(0.22)	0.28	(0.06)

Distributions to shareholders from net investment income	—	(0.63)	—	—	(0.01)

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)	(0.05)	—

Total distributions	(0.13)	(0.70)	(0.02)	(0.05)	(0.01)

Net asset value, end of year	$10.43	$9.87	$10.28	$10.52	$10.29

Total return(b)	6.95%	2.82%	(2.13)%	2.73%	(0.57)%

Net assets, end of year (in 000s)	$49,052	$90,623	$83,425	$163,971	$110,763

Ratio of net expenses to average net assets	1.07%	1.11%	1.07%	1.14%	1.16%

Ratio of total expenses to average net assets	1.24%	1.26%	1.22%	1.33%	1.34%

Ratio of net investment income (loss) to average net assets	(0.74)%	0.42%	0.16%	(0.54)%	(0.94)%

Portfolio turnover rate(c)	—%	—%	—%	—%	529%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.77	$10.19	$10.44	$10.23	$10.30

Net investment income (loss)(b)	(0.10)	0.03	0.01	(0.06)	(0.11)

Net realized and unrealized gain (loss)	0.78	0.23	(0.24)	0.32	0.04

Total from investment operations	0.68	0.26	(0.23)	0.26	(0.07)

Distributions to shareholders from net investment income	—	(0.61)	—	—	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)	(0.05)	—

Total distributions	(0.13)	(0.68)	(0.02)	(0.05)	—

Net asset value, end of year	$10.32	$9.77	$10.19	$10.44	$10.23

Total return(c)	6.92%	2.60%	(2.24)%	2.55%	(0.68)%

Net assets, end of year (in 000s)	$149,762	$106,968	$105,393	$106,431	$20,181

Ratio of net expenses to average net assets	1.22%	1.24%	1.22%	1.26%	1.31%

Ratio of total expenses to average net assets	1.38%	1.39%	1.37%	1.45%	1.49%

Ratio of net investment income (loss) to average net assets	(0.96)%	0.31%	0.06%	(0.60)%	(1.09)%

Portfolio turnover rate(d)	—%	—%	—%	—%	529%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Year Ended December 31,		April 30, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.87	$10.29	$10.36

Net investment income (loss)(a)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	0.78	0.23	(0.07)

Total from investment operations	0.70	0.28	(0.05)

Distributions to shareholders from net investment income	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)

Total distributions	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.44	$9.87	$10.29

Total return(b)	7.05%	2.72%	(0.52)%

Net assets, end of period (in 000s)	$55,439	$51,499	$50,649

Ratio of net expenses to average net assets	1.08%	1.09%	1.12	%(c)

Ratio of total expenses to average net assets	1.24%	1.23%	1.27	%(c)

Ratio of net investment income (loss) to average net assets	(0.79)%	0.47%	0.31	%(c)

Portfolio turnover rate(d)	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.45	$9.87	$10.16	$10.00	$10.12

Net investment loss(a)	(0.13)	(0.02)	(0.04)	(0.12)	(0.16)

Net realized and unrealized gain (loss)	0.73	0.23	(0.23)	0.33	0.04

Total from investment operations	0.60	0.21	(0.27)	0.21	(0.12)

Distributions to shareholders from net investment income	—	(0.56)	—	—	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)	(0.05)	—

Total distributions	(0.13)	(0.63)	(0.02)	(0.05)	—

Net asset value, end of year	$9.92	$9.45	$9.87	$10.16	$10.00

Total return(b)	6.30%	2.14%	(2.70)%	2.11%	(1.18)%

Net assets, end of year (in 000s)	$504	$539	$584	$595	$309

Ratio of net expenses to average net assets	1.72%	1.74%	1.72%	1.79%	1.81%

Ratio of total expenses to average net assets	1.87%	1.89%	1.87%	1.98%	1.99%

Ratio of net investment loss to average net assets	(1.41)%	(0.19)%	(0.44)%	(1.19)%	(1.59)%

Portfolio turnover rate(c)	—%	—%	—%	—%	529%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.86	$10.28	$10.56

Net investment income (loss)(a)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	0.77	0.23	(0.28)

Total from investment operations	0.69	0.28	(0.26)

Distributions to shareholders from net investment income	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.13)	(0.07)	(0.02)

Total distributions	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.42	$9.86	$10.28

Total return(b)	6.95%	2.71%	(2.50)%

Net assets, end of period (in 000s)	$71	$166	$429

Ratio of net expenses to average net assets	1.08%	1.09%	1.12	%(c)

Ratio of total expenses to average net assets	1.24%	1.23%	1.27	%(c)

Ratio of net investment income (loss) to average net assets	(0.84)%	0.49%	0.32	%(c)

Portfolio turnover rate(d)	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, LLC, Cayman Commodity-AP, LLC, Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, LLC (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of December 31, 2020, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$3,469,631,638	$14,710,744	1%
Alternative Premia	34,244,953	7,616,644	22
Commodity Strategy	232,763,944	42,717,829	18
Managed Futures Strategy	270,127,295	54,197,686	20

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign

105

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Notes to Financial Statements (continued)

December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS ALTERNATIVE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the

107

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$13,706	$195,253	$—

Asia	—	5,951,601	—

Australia and Oceania	—	295,975	—

Europe	8,109,646	21,807,795	16,599

North America	794,648,513	148,147	—

South America	—	11,243	—

Exchange Traded Funds	501,738,319	—	—

Investment Company	1,902,588,303	—	—

Securities Lending Reinvestment Vehicle	2,117,550	—	—

Total	$3,209,216,037	$28,410,014	$16,599

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$1,671,790	$—

Futures Contracts(b)	8,408,382	—	—

Credit Default Swap Contracts(b)	—	16,453,062	—

Total Return Swap Contracts(b)	—	7,261,696	—

Purchased Options Contracts	331,160	—	—

Total	$8,739,542	$25,386,548	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(272,876)	$—

Futures Contracts(b)	(2,978,770)	—	—

Total Return Swap Contracts(b)	—	(7,424,758)	—

Written Options Contracts	(3,099,035)	—	—

Total	$(6,077,805)	$(7,697,634)	$—

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$24,297,724	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ALTERNATIVE PREMIA (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$49,708	$—

Futures Contracts(a)	1,098,929	—	—

Credit Default Swap Contracts(a)	—	2,912	—

Total Return Swap Contracts(a)	—	283,048	—

Purchased Options Contracts	164,950	—	—

Total	$1,263,879	$335,668	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(43,322)	$—

Futures Contracts	(874,023)	—	—

Total Return Swap Contracts	—	(269,400)	—

Total	$(874,023)	$(312,722)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$6,204,082	$—

Collateralized Mortgage Obligations	—	2,953,527	—

Asset-Backed Security	—	47,398	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,161,915	—	—

Investment Company	168,485,696	—	—

Total	$187,647,611	$9,205,007	$—

Derivative Type

Assets(a)

Futures Contracts	$172,077	$—	$—

Total Return Swap Contracts	—	40	—

Total	$172,077	$40	$—

Liabilities(a)

Futures Contracts	$(47,777)	$—	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$180,241,518	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$4,095,164	$—

Futures Contracts	5,055,462	—	—

Interest Rate Swap Contracts	—	5,176,682	—

Total	$5,055,462	$9,271,846	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(1,497,361)	$—

Futures Contracts	(840,917)	—	—

Interest Rate Swap Contracts	—	(983,750)	—

Total	$(840,917)	$(2,481,111)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	$3,074,103	(a)	Variation margin on futures contracts	$(603,575)	(a)
Credit	Variation margin on swap contracts	16,453,062	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,671,790		Payable for unrealized loss on forward foreign currency exchange contracts	(272,876)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	11,567,899	(a)	Payable for unrealized loss on swap contracts, Written options at value and variation margin on futures contracts	(12,720,967)	(a)(b)
Interest Rate	Variation margin on futures contracts	1,359,236	(a)	Variation margin on futures contracts	(178,021)	(a)
Total		$34,126,090			$(13,775,439)
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $7,424,758 for the Absolute Return Tracker Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

ALTERNATIVE PREMIA

Risk	Consolidated Statements of Assets and Liabilities	Assets(a)		Consolidated Statements of Assets and Liabilities	Liabilities(a)
Commodity	Variation margin on futures contracts	$880,007		Variation margin on futures contracts	$(829,339)
Credit	Variation margin on swap contracts	2,912		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and variation margin on futures contracts	120,946		Payable for unrealized loss on forward foreign currency exchange contracts and variation margin on futures contracts	(62,176)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	549,721		Payable for unrealized loss on swap contracts and variation margin on futures contracts	(272,296)	(b)
Interest Rate	Variation margin on futures contracts	45,961		Variation margin on futures contracts	(22,934)
Total		$1,599,547			$(1,186,745)

COMMODITY STRATEGY

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities(a)
Commodity	Receivable for unrealized gain on swap contracts	$40			$—
Interest Rate	Variation margin on futures and swaps contracts	172,077	(a)	Variation margin on futures contracts	(47,777)
Total		$172,117			$(47,777)

MANAGED FUTURES STRATEGY

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,976,765	(a)	Variation margin on futures contracts	$(639,665)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,095,164		Payable for unrealized loss on forward foreign currency exchange contracts	(1,497,361)
Equity	Variation margin on futures contracts	2,078,697	(a)	Variation margin on futures contracts	(201,252)	(a)
Interest Rate	Variation margin on swap contracts	5,176,682	(a)	Variation margin on swap contracts	(983,750)	(a)
Total		$14,327,308			$(3,322,028)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $269,400 for the Alternative Premia Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative

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Notes to Financial Statements (continued)

December 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,141,847)	$2,554,151	462
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,142,132)	10,713,431	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,473,150)	2,059,473	26
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(86,082,139)	(1,490,865)	6,813
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	32,529,397	4,435,552	4,507
Total		$(59,309,871)	$18,271,742	11,812

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$261,768	$(520,091)	1,372
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(99,273)	(31,330)	2
Currency	Net realized gain (loss) from futures contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on futures contracts and forward foreign currency exchange contracts	(1,335,674)	6,509	204
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(2,433,208)	175,995	767
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(95,437)	77,631	331
Total		$(3,701,824)	$(291,286)	2,676

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

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4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(51,227,687)	$(873)	6
Interest rate	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options contracts	(4,817,595)	(658,991)	235
Total		$(56,045,282)	$(659,864)	241

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,106,244	$2,403,745	1,741
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,466,017)	4,015,279	252
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(2,358,193)	1,744,644	5,397
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	13,437,491	2,797,592	177
Total		$7,719,525	$10,961,260	7,567

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

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Notes to Financial Statements (continued)

December 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2020:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Bank of America NA	$—	$209,671	$—	$(204,977)	$4,694	$—	$4,694
JPMorgan Chase Bank NA	—	73,377	—	(64,423)	8,954	—	8,954
Morgan Stanley Co., Inc.	49,708	—	(43,322)	—	6,386	(6,386)	—

Total	$49,708	$283,048	$(43,322)	$(269,400)	$20,034	$(6,386)	$13,648

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets (1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$4,095,164	$(1,497,361)	$2,597,803	(2,597,803)	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.64%	0.54%
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.79	0.67
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2020, GSAM waived $40,514, $41,379, $164,020 and $235,291 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $3,411,774, $53,013, $179,514 and $325,424 of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds’ management fees, respectively.

B.   Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$15,479	$—
Alternative Premia	—	6
Commodity Strategy	4,450	—
Managed Futures Strategy	640	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% (except for the Commodity Strategy Fund, which charges an annual rate of 0.12%) of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2020, such fee was: (i) 0.17% of the average daily net assets of the Class A, Class C, Investor and Class R Shares for Absolute Return Tracker Fund, Alternative Premia Fund, and Managed Futures Strategy Fund; and (ii) 0.13% of the average daily net assets of the Class A, Class C, Investor and Class R Shares for Commodity Strategy Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.114%, 0.074% and 0.254%, respectively. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$3,452,288	$1,410,206	$321,907	$5,184,401
Alternative Premia	94,392	488,209	18,760	601,361
Commodity Strategy	343,534	706,616	128,545	1,178,695
Managed Futures Strategy	560,715	38,107	74,901	673,723

G.  Line of Credit Facility — As of December 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020 the facility was $580,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$2,337,246,531	$1,716,738,086	$(2,151,396,314)	$1,902,588,303	1,902,588,303	$9,594,495
Alternative Premia	41,109,961	62,000,829	(78,813,066)	24,297,724	24,297,724	175,631
Commodity Strategy	103,882,234	670,238,912	(605,635,450)	168,485,696	168,485,696	394,665
Managed Futures Strategy	201,860,247	320,288,498	(341,907,227)	180,241,518	180,241,518	983,069

The Commodity Strategy Fund invests in the shares of the Goldman Sachs Treasury Access 0-1 Year ETF. The Goldman Sachs Treasury Access 0-1 Year ETF is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in the Goldman Sachs Treasury Access 0-1 Year ETF for the fiscal year ended December 31, 2020:

Affiliated Investment Company	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
Goldman Sachs Access Treasury 0-1 Year ETF	$67,594,500	$—	$(67,928,631)	$401,631	$(67,500)	$—	—	$144,481

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2020, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Alternative Premia	30%	25%
Managed Futures Strategy	6	8

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R	Class P
Alternative Premia	48%	73%
Managed Futures Strategy	—	15

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$2,173,785,377	$—	$2,012,362,781
Commodity Strategy	44,506,187	—	92,407,166	69,211,002

There were no purchases and proceeds from sales and maturities of long-term securities for the Alternative Premia and Managed Futures Strategy Funds for the fiscal year ended December 31, 2020.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman

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7. SECURITIES LENDING (continued)

Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2020		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$46,084	$54,232	$87,750

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020
Absolute Return Tracker	$29,148,415	$1,660,401,098	$(1,687,431,963)	$2,117,550

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$19,121,267	$2,426,777	$785,910	$127,725
Net long-term capital gains	1,892,748	—	—	3,128,521
Total taxable distributions	$21,014,015	$2,426,777	$785,910	$3,256,246

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Notes to Financial Statements (continued)

December 31, 2020

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$98,608,855	$—	$4,717,975	$16,281,678
Net long-term capital gains	25,703,105	—	—	1,371,160
Return of capital distribution	—	—	23,381,830	—
Total taxable distributions	$124,311,960	$—	$28,099,805	$17,652,838

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Undistributed ordinary income — net	$69,371,522	$—	$—	$2,376,130
Undistributed long-term capital gains	1,250,592	—	—	—
Total undistributed earnings	$70,622,114	$—	$—	$2,376,130
Capital loss carryforwards:
Perpetual Short-term	$—	$(3,250,720)	$(4,526,130)	$—
Perpetual Long-term	—	(1,086,453)	(17,060,636)	—
Total capital loss carryforwards	$—	$(4,337,173)	$(21,586,766)	$—
Timing differences (Post October Loss Deferral, Qualified Late year Loss Deferral, Real Estate Investment Trusts and Straddle Loss Deferral)	(144,264,466)	(759,742)	(3,117,415)	(212,258)
Unrealized gains — net	237,405,785	203,935	3,414,350	7,809,887
Total accumulated gains (losses) — net	$163,763,433	$(4,892,980)	$(21,289,831)	$9,973,759

As of December 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$3,027,583,335	$24,643,979	$169,373,101	$183,526,157
Gross unrealized gain	243,785,717	266,652	3,462,127	8,482,992
Gross unrealized loss	(6,379,932)	(62,717)	(47,777)	(673,105)
Net unrealized gain	$237,405,785	$203,935	$3,414,350	$7,809,887

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, market discount accretion and premium amortization, and differences related to the tax treatment of swap transactions, underlying fund investments and passive foreign investment company investments.

The Absolute Return Tracker Fund reclassified $512,786 from distributable earnings to paid in capital for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

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8. TAX INFORMATION (continued)

The Alternative Premia Fund reclassified $1,615,484 from paid in capital to distributable earnings for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions, net operating losses and elimination entries related to Cayman subsidiary.

The Commodity Strategy Fund reclassified $32,472,704 from paid in capital to distributable earnings for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

The Managed Futures Strategy Fund reclassified $3,306,058 from distributable earnings to paid in capital for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Notes to Financial Statements (continued)

December 31, 2020

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and

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9. OTHER RISKS (continued)

Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Funds’ business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Funds have limited their investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Standard — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Other — At a meeting held on July 23, 2020, the Board of Trustees of the Commodity Strategy Fund approved CoreCommodity Management, LLC (the “Sub-Adviser” or “CoreCommodity”) to serve as sub-adviser to the Commodity Strategy Fund, subject to approval by the Fund’s shareholders. At a special meeting of shareholders of the Fund held on December 18, 2020, the Fund’s shareholders approved a sub-advisory agreement with CoreCommodity. Accordingly, effective after the close of business on January 22, 2021, CoreCommodity began sub-advising the Fund.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

December 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,774,357	$25,185,750	5,605,452	$52,162,020
Reinvestment of distributions	35,723	341,674	259,217	2,450,901
Shares redeemed	(4,982,130)	(45,622,852)	(4,757,119)	(44,669,285)
	(2,172,050)	(20,095,428)	1,107,550	9,943,636
Class C Shares
Shares sold	223,442	1,841,170	346,095	2,951,402
Reinvestment of distributions	6,102	53,316	40,055	346,168
Shares redeemed	(953,536)	(7,868,021)	(903,197)	(7,767,979)
	(723,992)	(5,973,535)	(517,047)	(4,470,409)
Institutional Shares
Shares sold	127,122,072	1,197,771,733	156,580,571	1,514,775,620
Reinvestment of distributions	1,247,946	12,357,361	7,547,577	73,677,786
Shares redeemed	(129,284,677)	(1,193,182,095)	(105,105,601)	(1,013,092,640)
	(914,659)	16,946,999	59,022,547	575,360,766
Investor Shares
Shares sold	15,229,502	142,879,584	21,268,419	203,802,355
Reinvestment of distributions	154,614	1,515,394	1,318,485	12,740,193
Shares redeemed	(28,969,064)	(267,111,009)	(12,348,004)	(117,863,431)
	(13,584,948)	(122,716,031)	10,238,900	98,679,117
Class R6 Shares
Shares sold	292,940	2,776,639	371,692	3,609,637
Reinvestment of distributions	5,700	56,384	32,501	316,928
Shares redeemed	(319,576)	(2,960,447)	(112,910)	(1,084,193)
	(20,936)	(127,424)	291,283	2,842,372
Class R Shares
Shares sold	34,948	307,594	66,612	602,294
Reinvestment of distributions	1,081	10,038	7,813	71,722
Shares redeemed	(125,366)	(1,122,374)	(45,897)	(416,856)
	(89,337)	(804,742)	28,528	257,160
Class P Shares
Shares sold	4,299,285	40,980,573	7,490,666	72,047,043
Reinvestment of distributions	129,063	1,277,883	771,722	7,529,973
Shares redeemed	(5,876,922)	(54,147,725)	(2,504,883)	(24,186,443)
	(1,448,574)	(11,889,269)	5,757,505	55,390,573

NET INCREASE (DECREASE)	(18,954,496)	$(144,659,430)	75,929,266	$738,003,215

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	110,964	$827,956	247,612	$1,968,071
Reinvestment of distributions	57,228	384,570	—	—
Shares redeemed	(339,135)	(2,579,777)	(395,461)	(3,173,514)
	(170,943)	(1,367,251)	(147,849)	(1,205,443)
Class C Shares
Shares sold	2,828	19,634	2,818	20,853
Reinvestment of distributions	12,992	81,979	—	—
Shares redeemed	(307,511)	(2,163,535)	(575,193)	(4,250,877)
	(291,691)	(2,061,922)	(572,375)	(4,230,024)
Institutional Shares
Shares sold	74,881	601,607	889,142	7,269,447
Reinvestment of distributions	48,559	335,547	—	—
Shares redeemed	(1,043,082)	(8,036,220)	(3,360,450)	(28,213,641)
	(919,642)	(7,099,066)	(2,471,308)	(20,944,194)
Investor Shares
Shares sold	14,245	112,109	166,028	1,369,003
Reinvestment of distributions	21,222	145,793	—	—
Shares redeemed	(212,846)	(1,659,229)	(814,656)	(6,572,128)
	(177,379)	(1,401,327)	(648,628)	(5,203,125)
Class R6 Shares
Shares sold	632,947	4,920,000	352,076	2,883,030
Reinvestment of distributions	210,733	1,451,948	—	—
Shares redeemed	(724,767)	(5,645,935)	(3,782,890)	(30,797,570)
	118,913	726,013	(3,430,814)	(27,914,540)
Class R Shares
Shares sold	5,840	43,913	24,455	196,590
Reinvestment of distributions	179	1,195	—	—
Shares redeemed	(9,277)	(69,185)	(19,287)	(151,141)
	(3,258)	(24,077)	5,168	45,449
Class P Shares
Reinvestment of distributions	130	891	—	—
Shares redeemed	—	—	(1)	—
	130	891	(1)	—

NET DECREASE	(1,443,870)	$(11,226,739)	(7,265,807)	$(59,451,877)

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Notes to Financial Statements (continued)

December 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	948,695	$6,254,977	395,516	$4,224,635
Reinvestment of distributions	4,976	32,397	199,147	2,049,973
Shares redeemed	(1,205,352)	(8,518,281)	(1,002,193)	(10,739,661)
	(251,681)	(2,230,907)	(407,530)	(4,465,053)
Class C Shares
Shares sold	47,065	265,484	22,072	223,411
Reinvestment of distributions	—	—	21,101	204,864
Shares redeemed	(100,448)	(638,692)	(76,451)	(769,695)
	(53,383)	(373,208)	(33,278)	(341,420)
Institutional Shares
Shares sold	13,805,822	89,817,355	6,409,974	68,585,294
Reinvestment of distributions	48,268	317,600	1,144,969	11,917,813
Shares redeemed	(12,968,538)	(93,328,388)	(18,916,513)	(203,080,035)
	885,552	(3,193,433)	(11,361,570)	(122,576,928)
Investor Shares
Shares sold	135,357	937,796	770,630	8,344,275
Reinvestment of distributions	1,550	10,217	64,498	672,140
Shares redeemed	(388,664)	(3,009,974)	(1,037,222)	(11,347,817)
	(251,757)	(2,061,961)	(202,094)	(2,331,402)
Class R6 Shares
Shares sold	5,768,180	40,531,756	9,418,112	100,318,605
Reinvestment of distributions	37,905	249,794	805,500	8,400,197
Shares redeemed	(3,542,010)	(25,266,581)	(1,973,182)	(21,418,664)
	2,264,075	15,514,969	8,250,430	87,300,138
Class R Shares
Shares sold	107,409	707,673	50,254	530,512
Reinvestment of distributions	326	2,084	18,572	187,638
Shares redeemed	(86,869)	(619,599)	(75,632)	(794,746)
	20,866	90,158	(6,806)	(76,596)
Class P Shares
Shares sold	11,482	88,889	2,270	25,500
Reinvestment of distributions	413	2,720	11,330	119,255
Shares redeemed	(20,254)	(150,630)	(243,313)	(2,618,165)
	(8,359)	(59,021)	(229,713)	(2,473,410)

NET INCREASE (DECREASE)	2,605,313	$7,686,597	(3,990,561)	$(44,964,671)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	812,401	$7,889,565	460,164	$4,723,141
Reinvestment of distributions	14,242	141,564	58,957	573,968
Shares redeemed	(446,837)	(4,371,545)	(576,017)	(5,919,763)
	379,806	3,659,584	(56,896)	(622,654)
Class C Shares
Shares sold	80,724	740,636	78,637	784,815
Reinvestment of distributions	4,607	43,078	22,546	208,212
Shares redeemed	(94,581)	(867,923)	(84,861)	(816,337)
	(9,250)	(84,209)	16,322	176,690
Institutional Shares
Shares sold	7,705,607	78,017,186	4,785,438	52,301,820
Reinvestment of distributions	54,914	562,864	620,276	6,199,118
Shares redeemed	(12,242,752)	(121,705,770)	(4,334,655)	(43,972,438)
	(4,482,231)	(43,125,720)	1,071,059	14,528,500
Investor Shares
Shares sold	10,524,025	104,023,405	7,100,105	74,372,563
Reinvestment of distributions	180,402	1,829,272	726,302	7,186,901
Shares redeemed	(7,135,351)	(70,727,988)	(7,221,827)	(74,530,329)
	3,569,076	35,124,689	604,580	7,029,135
Class R6 Shares
Shares sold	44,949	473,048	1,211,459	12,524,000
Reinvestment of distributions	64,245	659,155	342,526	3,422,044
Shares redeemed	(14,423)	(150,000)	(1,260,830)	(13,698,340)
	94,771	982,203	293,155	2,247,704
Class R Shares
Shares sold	11,297	107,460	7,065	71,478
Reinvestment of distributions	698	6,810	3,570	34,183
Shares redeemed	(18,242)	(179,559)	(12,726)	(128,907)
	(6,247)	(65,289)	(2,091)	(23,246)
Class P Shares
Shares sold	13,089	132,116	—	—
Reinvestment of distributions	82	842	1,456	14,535
Shares redeemed	(23,158)	(233,070)	(26,372)	(281,615)
	(9,987)	(100,112)	(24,916)	(267,080)

NET INCREASE (DECREASE)	(464,062)	$(3,608,854)	1,901,213	$23,069,049

129

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund and each of their subsidiaries (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related consolidated statements of operations for the year ended December 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on December 18, 2020, to consider and act upon the proposals below.

At the Meeting, shareholders of the Goldman Sachs Commodity Strategy Fund (the “Fund”) voted to approve a sub-advisory agreement for the Fund between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC (“CoreCommodity”).

Proposal 1: approve sub-advisory agreement.	For	Against	Withheld	Broker Non-Votes

	15,624,400.632	380,611.190	672,166.034	0

At the Meeting, shareholders of the Fund failed to approve the use of a “manager of managers” structure whereby the Board of Trustees and the Investment Adviser would be authorized to hire and replace investment sub-advisers on behalf of the Fund without Shareholder approval.

Proposal 2: approve “manager of managers” structure.	For	Against	Withheld	Broker Non-Votes

	4,046,718.683	12,061,884.377	568,574.796	0

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Class A
Actual	$1,000	$1,098.20		$5.12	$1,000	$954.10		$5.89	$1,000	$1,193.00		$4.63	$1,000	$1,083.30		$8.01
Hypothetical 5% return	1,000	1,020.26	+	4.93	1,000	1,019.10	+	6.09	1,000	1,020.91	+	4.27	1,000	1,017.44	+	7.76
Class C
Actual	1,000	1,093.60		9.05	1,000	950.80		9.56	1,000	1,188.30		8.75	1,000	1,080.40		11.92
Hypothetical 5% return	1,000	1,016.49	+	8.72	1,000	1,015.33	+	9.88	1,000	1,017.14	+	8.06	1,000	1,013.67	+	11.54
Institutional
Actual	1,000	1,100.50		3.17	1,000	956.40		4.08	1,000	1,193.90		2.81	1,000	1,085.00		6.03
Hypothetical 5% return	1,000	1,022.12	+	3.05	1,000	1,020.96	+	4.22	1,000	1,022.57	+	2.59	1,000	1,019.36	+	5.84
Investor
Actual	1,000	1,099.30		3.80	1,000	956.00		4.67	1,000	1,193.60		3.25	1,000	1,086.00		6.71
Hypothetical 5% return	1,000	1,021.52	+	3.66	1,000	1,020.36	+	4.82	1,000	1,022.17	+	3.00	1,000	1,018.70	+	6.50
Class R6
Actual	1,000	1,100.60		3.12	1,000	955.40		4.03	1,000	1,195.20		2.76	1,000	1,086.10		6.03
Hypothetical 5% return	1,000	1,022.17	+	3.00	1,000	1,021.01	+	4.17	1,000	1,022.62	+	2.54	1,000	1,019.36	+	5.84
Class R
Actual	1,000	1,097.70		6.43	1,000	952.20		7.12	1,000	1,191.90		6.01	1,000	1,082.70		9.32
Hypothetical 5% return	1,000	1,019.00	+	6.19	1,000	1,017.85	+	7.35	1,000	1,019.66	+	5.53	1,000	1,016.19	+	9.02
Class P
Actual	1,000	1,099.40		3.11	1,000	954.50		4.03	1,000	1,195.20		2.76	1,000	1,085.10		5.98
Hypothetical 5% return	1,000	1,022.17	+	3.00	1,000	1,021.01	+	4.17	1,000	1,022.62	+	2.54	1,000	1,019.41	+	5.79

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	0.97%	1.72%	0.60%	0.72%	0.59%	1.22%	0.59%
Alternative Premia	1.20	1.95	0.83	0.95	0.82	1.45	0.82
Commodity Strategy	0.84	1.59	0.51	0.59	0.50	1.09	0.50
Managed Futures Strategy	1.53	2.28	1.15	1.28	1.15	1.78	1.14

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Background

The Goldman Sachs Commodity Strategy Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year.

Upon the recommendation of the Investment Adviser, at a meeting held on July 23, 2020 (the “Meeting”), the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and CoreCommodity Management, LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser. Subsequently, the Sub-Advisory agreement was approved by a vote of Fund shareholders at a special meeting held on December 18, 2020.

Nature, Extent and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present at the Meeting relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser under the Sub-Advisory Agreement, the Trustees considered information about the Sub-Adviser’s (i) personnel and its compensation structure, such as information regarding discretionary bonuses, the impact of performance on compensation, and whether the Sub-Adviser believes that its compensation structure aligns portfolio manager interests with those of shareholders or provides incentives for employees to take inappropriate investment risks; (ii) track record in managing other client accounts with investment strategies similar to those to be employed on behalf of the Fund; (iii) policies and procedures in place to address potential conflicts of interest, including policies and procedures related to best execution, brokerage and trading practices, proxy voting practices, and insider trading controls; and (iv) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered that the Sub-Adviser currently manages other assets for a client of an affiliate of the Investment Adviser. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which included breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. They considered this information in light of the overall management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present at the Meeting, including a majority of the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

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Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

136

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

137

GOLDMAN SACHS ALTERNATIVE FUNDS

Goldman Sachs Trust — Alternative Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2020, 8.10% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2020, 65.78% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund and Managed Futures Strategy Fund designate $1,892,748 and $3,128,521, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

During the fiscal year ended December 31, 2020, the Absolute Return Tracker Fund and Managed Futures Strategy Fund designate $15,673,635 and $127,725, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended December 31, 2020, the Commodity Strategy Fund designates 33.50% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

138

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230831-OTU-1358519 SELSATAR-21

Goldman Sachs Funds

Annual Report	December 31, 2020

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2020 (the “Reporting Period”), the performance of the U.S. and international equity markets were influenced most by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

U.S. Equities

In the first quarter of 2020, when the Reporting Period began, the U.S. equity market fell significantly, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was crude oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, U.S. equities appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the then-upcoming 2020 U.S. elections, lower levels of Gross Domestic Product (“GDP”), heightened unemployment, questions around how quickly and effectively a COVID-19 vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with the approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the victory of the Democratic candidate for President proved positive for equity markets in the latter part of the quarter. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by pandemic restrictions persisted.

The S&P 500® Index returned 18.34% during the Reporting Period overall. Eight of its 11 sectors posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

As the Reporting Period started with the first quarter of 2020, COVID-19 wreaked havoc across countries, communities and industries alike, disrupting global supply chains, international trade and private consumption patterns across the world. While different countries took varied degrees of measures in an effort to combat the pandemic, containment through social distancing and lockdowns were the broader theme of the season. With more than 100 countries closing borders, the movement of people, tourism flows and virtually all economic activities came to a screeching halt. In turn, March 2020 was a historic month for all asset classes and for equities in particular, with all leading equity markets across the world experiencing one of the largest single-month declines

1

MARKET REVIEW

since October 2008. Many international equity markets — in economies large and small — went into a tailspin, enduring declines of 30% or more at the trough. Exacerbating matters was the failure of oil-producing nations to agree to production cuts, which resulted in increased supply amid pandemic-driven reduced demand, applying downward pressure on crude oil prices.

During the second quarter of 2020, international equity markets gained on optimism around a global economic recovery as lockdown measures began to ease. Investors largely looked past not only first calendar quarter corporate earnings but also weak macroeconomic data, fears of a second wave of COVID-19 and a bleak U.S. economic outlook from the U.S. Fed. European equity markets were supported by a larger than consensus expected stimulus boost from the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Programme (“PEPP”) and the European Union’s proposed €750 billion COVID-19 recovery plan. In June, the ECB increased its PEPP by another €600 billion and extended its purchases through June 2021. The ECB also began offering euro liquidity to non-Euro area central banks in response to the COVID-19 crisis. In the Euro area, June’s composite Purchasing Managers Index rebounded by 15.6 points to 47.5, consistent with the easing of lockdown measures and improvements in high-frequency activity data. Japanese equity markets rallied in April and May 2020, recovering from the downturn that had started in February 2020. This market recovery was driven by a rebound in valuations, particularly in cyclical sectors that bore most of the brunt during the prior quarter’s sell-off.

International equity markets rallied in July and August 2020, buoyed by supportive industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. This was followed by a decline in September, with a spike in COVID-19 cases globally, a pullback in information technology sector performance, and the U.S. Fed’s perspective on further policy support. European equities ended the third calendar quarter flat. While major corporate earnings beats of consensus expectations provided some support, European stock markets were pressured by rising investor worries around a second wave of COVID-19, and the direction of Brexit negotiations remained a key concern. (Brexit is the popular term for the U.K.’s path out of the European Union.) In the Euro area, the flash composite Purchasing Managers Index reached a three-month low in September. The manufacturing sector, however, continued to see growth, led by Germany’s surge in output. The U.K. presented an Internal Market Bill to its parliament containing provisions that conflict with the European Union-U.K. Withdrawal Agreement reached earlier in the year. But the U.K. and Japan finalized a free-trade agreement, the U.K.’s first major post-Brexit accord. The Japanese equity market slowed in September from its year-to-date high in August amidst increasing U.S.-China tensions and ongoing strength of the yen. However, the downside was limited by better than consensus expected Japanese GDP numbers, lowering of COVID-19 alerts in Tokyo and easing of restrictions in Japan. A new Prime Minister was elected in mid-September, becoming Japan’s first new leader in nearly eight years. In September, the Bank of Japan upgraded its assessment of Japan’s economy, stating it had started to pick up after a difficult period caused by the COVID-19 pandemic.

After declining for a second consecutive month in October 2020, international equity markets then rallied in the last two months of the calendar year, with cyclical and value-oriented stocks outperforming growth-oriented names in a reversal of a long-standing trend. Equity markets also advanced on resolution of the U.S. election results. The announcement of promising data from three COVID-19 vaccine developers gave a further boost to investor sentiment and the prospects of a global economic recovery. Still, rising COVID-19 cases and renewed activity restrictions cast concerns on the near term, and policy uncertainties around more stimulus in the U.S., Fed facilities and the European Union recovery fund also weighed on the outlook. While European equities faced some headwinds from increasing COVID-19 cases and heightened lockdown restrictions, spillover optimism from the U.S. elections boosted European stocks. However, the Euro area’s composite Purchasing Managers Index declined sharply from 50.0 in October to 45.1 in November. At a country level, France was a detractor, while Germany performed well, mirroring the pattern of the Euro area’s first wave of COVID-19 earlier in 2020. In the U.K., third quarter GDP rose by 15.5% quarter over quarter non-annualized, the sharpest quarterly expansion on record. The Japanese equity market rallied, driven by global cues, particularly around COVID-19 vaccines and U.S. Presidential election-related news. The Japanese equity market closed 2020 at its highest level since November 1991.

For the Reporting Period overall, the MSCI EAFE Index returned 22.82% in U.S. dollar terms. Eight of its 11 sectors gained, with information technology leading the way, followed by communication services and materials. Energy was the weakest performer on the basis of total return during the Reporting Period, followed by real estate and financials.

2

MARKET REVIEW

From a country perspective, Denmark, Sweden, the Netherlands, Ireland and Finland were the strongest individual country constituents in the MSCI EAFE Index on a relative basis during the Reporting Period. The U.K., Belgium, Singapore, Spain and Austria most significantly lagged the MSCI EAFE Index in relative terms during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 13.62%, 12.83%, 14.12%, 13.90%, 14.13% and 14.05%, respectively. These returns compare to the 18.34% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 7.49%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from the Fund’s relative performance. Specifically, the Fund’s bias toward stocks with higher dividend yields had a negative impact on returns. Overall, the Fund was hurt by its holdings in the consumer discretionary, communication services and energy sectors. Investments in the real estate sector contributed most positively to relative results.

The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.66% compared to the realized volatility of the S&P 500® Index of 19.95%. During the Reporting Period, the realized daily volatility of the Fund was 32.87% compared to the realized volatility of the S&P 500® Index of 34.23%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

4

PORTFOLIO RESULTS

Institutional Share class during the Reporting Period was 2.13% compared to 1.54% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2020, the Standardized 30-Day Subsidized Yield was 1.52% and the Standardized 30-Day Unsubsidized Yield was 1.49%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in financial services company Wells Fargo & Co., bank holding company PacWest Bancorp and online payment provider PayPal Holdings. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from an underweight position versus the S&P 500® Index in Bank of America, an investment bank and financial services holding company; PNC Financial Services Group, a bank holding company and financial services provider; and ConocoPhillips, which engages in the exploration, production, transportation and marketing of crude oil, bitumen, natural gas, natural gas liquids and liquefied natural gas worldwide. The Fund was underweight all three stocks largely because of their unattractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1],2

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.2%	Technology Hardware & Equipment
Microsoft Corp.	5.7	Software & Services
Amazon.com, Inc.	4.5	Retailing
Facebook, Inc. Class A	2.1	Media & Entertainment
Alphabet, Inc. Class A	2.0	Media & Entertainment
JPMorgan Chase & Co.	1.8	Banks
Tesla, Inc.	1.7	Automobiles & Components
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences

UnitedHealth Group, Inc.	1.4	Health Care Equipment & Services

AT&T, Inc.	1.4	Telecommunication Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 2.3% of the Fund’s net assets as of December 31, 2020

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of December 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at December 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	13.62%	11.34%	10.77%	—
Including sales charges	7.38%	10.09%	10.14%	—

Class C
Excluding contingent deferred sales charges	12.83%	10.53%	9.95%	—
Including contingent deferred sales charges	11.74%	10.53%	9.95%	—

Institutional	14.12%	11.78%	11.21%	—

Investor	13.90%	11.61%	11.04%	—

Class R6 (Commenced April 30, 2018)	14.13%	N/A	N/A	12.17%

Class P (Commenced April 17, 2018)	14.05%	N/A	N/A	11.12%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 0.93%, 0.18%, 1.18%, 1.20%, 1.34% and 1.33%, respectively. These returns compare to the 7.79% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned 9.17%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund was hurt by security selection during the Reporting Period, as the Fund’s bias toward stocks with higher dividend yields detracted from performance. Investments in the consumer discretionary, communication services and utilities sectors diminished relative returns. The Fund benefited from selection in the materials and real estate sectors.

The sale of call options on the MSCI EAFE Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 20.64% compared to the realized volatility of the MSCI EAFE Index of 18.67%. During the Reporting Period, the realized daily volatility of the Fund was 28.46% compared to the realized volatility of the MSCI EAFE Index of 24.01%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 3.44% compared to 2.38% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.)

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

8

PORTFOLIO RESULTS

The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2020, the Standardized 30-Day Subsidized Yield was 3.17% and the Standardized 30-Day Unsubsidized Yield was 2.93%.[2]

Q	Which individual stock holdings detracted significantly from relative performance?

A	Compared to the MSCI EAFE Index, the Fund was hurt by overweight positions relative to the MSCI EAFE Index in Daimler, a Germany-based automobile producer; Legal & General Counsel Group, a U.K.-based financial services company; and BT Group, a U.K.-based telecommunications holding company. It was overweight all three stocks primarily because of their attractive dividend yield and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweight positions compared to the Index in Australian iron ore company Fortescue Metals Group, Anglo-Australian metals and mining company Rio Tinto Group, and Japanese mobile phone provider NTT DOCOMO. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

9

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Company	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	2.6%	Food, Food Products	Switzerland
Commonwealth Bank of Australia	1.8	Banks	Australia
Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Rio Tinto plc ADR	1.7	Materials	Australia
Toyota Motor Corp.	1.7	Automobiles & Components	Japan
Zurich Insurance Group AG	1.6	Insurance	Switzerland
ASML Holding NV	1.6	Semiconductors & Semiconductor Equipment	Netherlands
Roche Holding AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
LVMH Moet Hennessy Louis Vuitton SE	1.5	Consumer Durables & Apparel	France
National Australia Bank Ltd.	1.3	Banks	Australia

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	0.93%	4.44%	2.64%	—
Including sales charges	-4.56%	3.27%	2.06%	—

Class C
Excluding contingent deferred sales charges	0.18%	3.63%	1.86%	—
Including contingent deferred sales charges	-0.82%	3.63%	1.86%	—

Institutional	1.18%	4.79%	3.04%	—

Investor	1.20%	4.70%	2.90%	—

Class R6 (Commenced April 30, 2018)	1.34%	N/A	N/A	0.36%

Class P (Commenced April 17, 2018)	1.33%	N/A	N/A	-0.12%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 17.06%, 16.25%, 17.48%, 16.87%, 17.38%, 17.49% and 17.48%, respectively. This compares to the 20.83% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes detracted from the Fund’s relative performance. Sentiment Analysis was our worst performing theme. High Quality Business Models and Fundamental Mispricings also detracted from results, albeit to a lesser extent. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

On the positive side, Market Themes & Trends added to the Fund’s relative returns. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets.

12

PORTFOLIO RESULTS

Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection in the financials, consumer discretionary and health care sectors detracted from relative performance. The Fund benefited from its investments in the energy, communication services and information technology sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by its underweight position versus the Index in Tesla. Overweight positions in Reinsurance Group of America and Citizens Financial Group also detracted from relative returns. The underweight in Tesla, an electric vehicle and clean energy company, was primarily driven by our High Quality Business Models investment theme and, to a lesser extent, our Fundamental Mispricings investment theme. We assumed the overweight in Reinsurance Group of America, a provider of life and health-related reinsurance and financial solutions, largely because of our Fundamental Mispricings investment theme. The Fund’s overweight in retail and commercial bank Citizens Financial Group was due mainly to our Sentiment Analysis and Fundamental Mispricings investment themes.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund was helped by its overweights in PayPal Holdings and Amazon.com and by its underweight in Exxon Mobil. We adopted the overweight in online payment system PayPal Holdings because of our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The overweight in e-commerce company Amazon.com was based mainly on our Sentiment Analysis and High Quality Business Models investment themes. Our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes led to the Fund’s underweight in multinational oil and gas company Exxon Mobil.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models.

During the first half of the Reporting Period, we introduced new signals within our High Quality Business Models investment theme. First, we added a signal that uses machine learning and natural language processing techniques to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies using simple language are expected to perform better over the long term. Second, we implemented a signal that uses machine learning techniques to gauge the management quality of a company by assessing employee satisfaction and firm culture through employee reviews and ratings for companies. In our Fundamental Mispricings investment theme, we introduced a signal that seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects.

During the second half of the Reporting Period, we introduced a number of new signals within our Sentiment Analysis investment theme. The first signal uses granular market data to understand market microstructures. The second is based on the quality of management’s responses on earnings calls. This signal uses natural language processing techniques in order to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies that respond with fewer “non-answers” are expected to perform better over the long term. We also introduced two new signals within our High-Quality Business Models investment theme. The first signal evaluates the overlap in tenure of a company’s C-Suite executives as

13

PORTFOLIO RESULTS

well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. The second signal seeks to identify a company’s exposure to U.S. states based on search engine activity, as we believe that companies can be impacted by the economic conditions of regions beyond where their subsidiaries, offices or otherwise general businesses are physically located.

Finally, we introduced a strategic climate-aware tilt with longer-term return expectations within our portfolio construction process. This tilt is designed to reduce exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, real estate and consumer discretionary sectors. It was underweight compared to the Index in the utilities, consumer staples, information technology and industrials sectors. The Fund was relatively neutral versus the Index in the communication services, materials, financials and energy sectors at the end of the Reporting Period.

14

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.0%	Technology Hardware & Equipment
Microsoft Corp.	4.5	Software & Services
Amazon.com, Inc.	4.4	Retailing
PayPal Holdings, Inc.	2.1	Software & Services
NVIDIA Corp.	1.7	Semiconductors & Semiconductor Equipment
AbbVie, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Facebook, Inc. Class A	1.7	Media & Entertainment
Sherwin-Williams Co. (The)	1.5	Materials
Alphabet, Inc. Class A	1.5	Media & Entertainment
Alphabet, Inc. Class C	1.5	Media & Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	17.06%	12.03%	12.63%	—
Including sales charges	10.62%	10.76%	11.99%	—

Class C
Excluding contingent deferred sales charges	16.25%	11.20%	11.79%	—
Including contingent deferred sales charges	15.26%	11.20%	11.79%	—

Institutional	17.48%	12.46%	13.06%	—

Service	16.87%	11.90%	12.50%	—

Investor	17.38%	12.31%	12.91%	—

Class R6 (Commenced April 30, 2018)	17.49%	N/A	N/A	11.91%

Class P (Commenced April 17, 2018)	17.48%	N/A	N/A	10.87%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

16

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 9.75%, 8.89%, 10.11%, 10.09%, 10.20% and 10.09%, respectively. This compares to the 7.79% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with three of our quantitative model’s four investment themes adding to performance. Stock selection driven by our investment themes contributed positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with this investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Market Themes & Trends, Sentiment Analysis and High Quality Business Models — added to the Fund’s relative returns. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings investment theme detracted from the Fund’s relative performance during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund tends to be similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

17

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection in the financials, health care and information technology sectors contributed positively to relative returns. The Fund was hurt by stock selection in the consumer discretionary sector and, to a lesser extent, the consumer staples and utilities sectors.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its overweight positions compared to the Index in Sartorius Stedim Biotech, a Germany-based provider of products and solutions to the biopharmaceutical industry and to laboratories; Fortescue Metals Group, an Australian iron ore company; and ASM International, a Netherlands-headquartered provider of semiconductor wafer processing equipment for the fabrication of semiconductor devices. We decided to overweight Sartorius Stedim Biotech and Fortescue Metals Group based primarily on our High Quality Business Models and Market Themes & Trends investment themes. The Fund’s overweight in ASM International was driven by our Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock holdings detracted significantly from relative performance?

A	Relative to the Index, the Fund’s overweight positions in Eurofins Scientific, BNP Paribas and Santos detracted from returns during the Reporting Period. Our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes led us to overweight Luxembourg-headquartered Eurofins Scientific, a provider of analytical testing services to the pharmaceutical, food, environmental and consumer products industries. The Fund was overweight French banking group BNP Paribas mainly because of our Sentiment Analysis and Market Themes & Trends investment themes. We adopted the overweight in Australia-based energy company Santos largely because of our Market Themes & Trends and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models.

During the first half of the Reporting Period, in all investment regions, we introduced a signal within our Fundamental Mispricings investment theme that seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects. Within our country selection models, we introduced a signal within our Momentum investment theme that seeks to identify which countries have strong business relationships and may grow together. The signal uses linkages inferred from company-level supply chain data. Within developed markets regions, we introduced an additional new signal within our Momentum investment theme that parses through news articles about central bank activity or statements, seeking information that may impact the attractiveness of markets.

During the second half of the Reporting Period, we introduced a new signal within our High-Quality Business Models investment theme. The new signal evaluates the overlap in tenure of a company’s C-Suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. Finally, we introduced a strategic climate-aware tilt with longer-term return expectations within our portfolio construction process across all our investment regions. This tilt is designed to reduce exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become

18

PORTFOLIO RESULTS

even more important in determining the attractiveness of companies in the future.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the communication services, information technology, health care, materials and industrials sectors relative to the Index. It was underweight the consumer staples, utilities, consumer discretionary and energy sectors. The Fund was relatively neutrally weighted to the Index in the financials and real estate sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Italy, the Netherlands and Japan. Relative to the Index, it was underweight Germany, France and the U.K. The Fund was rather neutrally weighted relative to the Index in Norway, Switzerland, Hong Kong, Ireland, Israel, Spain, Denmark, Finland, Australia, New Zealand, Austria, Singapore, Belgium, Sweden and Portugal at the end of the Reporting Period.

19

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Net Assets	Line of Business

Roche Holding AG	2.3%	Pharmaceuticals, Biotechnology & Life Sciences
Nestle SA (Registered)	1.8	Food, Food Products
Novo Nordisk A/S Class B	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Siemens AG (Registered)	1.5	Capital Goods
Commonwealth Bank of Australia	1.4	Banks
Schneider Electric SE	1.4	Capital Goods
Vestas Wind Systems A/S	1.3	Capital Goods
Rio Tinto plc ADR	1.3	Materials
BHP Group plc	1.2	Materials
M3, Inc.	1.2	Health Care Equipment & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2020

The following graph shows the value as of December 31, 2020, of a $1,000,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	9.75%	7.08%	5.51%	—
Including sales charges	3.71%	5.89%	4.92%	—

Class C
Excluding contingent deferred sales charges	8.89%	6.27%	4.72%	—
Including contingent deferred sales charges	7.89%	6.27%	4.72%	—

Institutional	10.11%	7.47%	5.92%	—

Investor	10.09%	7.34%	5.77%	—

Class R6 (Commenced April 30, 2018)	10.20%	N/A	N/A	3.21%

Class P (Commenced April 17, 2018)	10.09%	N/A	N/A	2.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

21

FUND BASICS

Index Definitions

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses.

The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

22

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.8%
Automobiles & Components – 1.8%
145,419	Gentex Corp.	$4,934,067
64,040	Tesla, Inc.*	45,191,107
2,072	Thor Industries, Inc.	192,675

		50,317,849

Banks – 4.6%
34,900	Credicorp Ltd.	5,724,298
11,200	Cullen/Frost Bankers, Inc.	976,976
3,600	First Horizon Corp.	45,936
1,012,100	Huntington Bancshares, Inc.	12,782,823
389,629	JPMorgan Chase & Co.(a)(b)	49,510,157
469,299	New York Community Bancorp, Inc.(b)	4,951,105
307,900	PacWest Bancorp	7,820,660
1,053,099	People’s United Financial, Inc.(b)	13,616,570
89,800	PNC Financial Services Group, Inc. (The)	13,380,200
22,400	TFS Financial Corp.	394,912
198,000	Truist Financial Corp.	9,490,140
319,600	Umpqua Holdings Corp.	4,838,744
400	Webster Financial Corp.	16,860

		123,549,381

Capital Goods – 7.0%
119,268	3M Co.	20,846,854
45,200	Boeing Co. (The)	9,675,512
98,187	Caterpillar, Inc.	17,871,998
8,565	Crane Co.	665,158
39,362	Cummins, Inc.	8,939,110
1,841	Donaldson Co., Inc.	102,875
119,962	Eaton Corp. plc	14,412,235
150,461	Emerson Electric Co.	12,092,551
147,198	Fastenal Co.	7,187,678
97,824	Honeywell International, Inc.	20,807,165
14,822	Hubbell, Inc.	2,323,941
69,050	Illinois Tool Works, Inc.	14,077,914
226,938	Johnson Controls International plc	10,573,041
600	Lincoln Electric Holdings, Inc.	69,750
40,534	Lockheed Martin Corp.	14,388,759
57,900	MSC Industrial Direct Co., Inc. Class A	4,886,181
2,143	nVent Electric plc	49,911
18,234	Owens Corning	1,381,408
199,430	Raytheon Technologies Corp.	14,261,239
11,852	Timken Co. (The)	916,871
12,000	TransDigm Group, Inc.*	7,426,200
16,956	Trinity Industries, Inc.	447,469
28,499	Watsco, Inc.	6,456,448

		189,860,268

Commercial & Professional Services – 0.1%
25,900	CoreLogic, Inc.	2,002,588
16	CoStar Group, Inc.*	14,789
9,900	ManpowerGroup, Inc.	892,782
500	MSA Safety, Inc.	74,695

		2,984,854

Common Stocks – (continued)
Consumer Durables & Apparel – 1.1%
2,433	Capri Holdings Ltd.*	102,186
64,103	Garmin Ltd.	7,670,328
427	Lennar Corp. Class B	26,133
2,437	Lululemon Athletica, Inc.*	848,149
123,100	NIKE, Inc. Class B	17,414,957
1,500	Skechers USA, Inc. Class A*	53,910
23,076	Tempur Sealy International, Inc.*	623,052
57,820	Toll Brothers, Inc.	2,513,435

		29,252,150

Consumer Services – 1.1%
11,871	Aramark	456,796
4,600	Bright Horizons Family Solutions, Inc.*	795,754
8,027	Choice Hotels International, Inc.	856,722
11,719	Hyatt Hotels Corp. Class A	870,136
39,637	McDonald’s Corp.	8,505,307
15,465	Planet Fitness, Inc. Class A*	1,200,548
80,600	Six Flags Entertainment Corp.	2,748,460
76,800	Starbucks Corp.	8,216,064
18,477	Wendy’s Co. (The)	405,016
124,200	Wyndham Destinations, Inc.	5,571,612
14,043	Wyndham Hotels & Resorts, Inc.	834,716

		30,461,131

Diversified Financials – 2.8%
9,698	Ally Financial, Inc.	345,831
58,460	American Express Co.	7,068,398
45,600	Apollo Global Management, Inc.	2,233,488
93,500	Ares Management Corp.	4,399,175
81,626	Berkshire Hathaway, Inc. Class B*	18,926,620
15,100	BlackRock, Inc.	10,895,254
26,900	Carlyle Group, Inc. (The)	845,736
42,800	CME Group, Inc.	7,791,740
8,900	Eaton Vance Corp.	604,577
6,200	Equitable Holdings, Inc.	158,658
463,904	Invesco Ltd.	8,085,847
3,373	KKR & Co., Inc.	136,573
78,300	T. Rowe Price Group, Inc.	11,853,837
122,400	Virtu Financial, Inc. Class A	3,080,808

		76,426,542

Energy – 1.4%
237,098	Chevron Corp.	20,022,926
412,319	Exxon Mobil Corp.(b)	16,995,789

		37,018,715

Food & Staples Retailing – 0.8%
26,354	Costco Wholesale Corp.	9,929,660
85,841	Walmart, Inc.	12,373,980

		22,303,640

Food, Beverage & Tobacco – 3.9%
310,759	Altria Group, Inc.	12,741,119
59,900	Bunge Ltd.	3,928,242
531,000	Coca-Cola Co. (The)(a)	29,120,040

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
2,900	Coca-Cola European Partners plc	$144,507
136,000	Flowers Foods, Inc.	3,077,680
182,734	General Mills, Inc.	10,744,759
11,700	Ingredion, Inc.	920,439
25,400	Keurig Dr Pepper, Inc.	812,800
336,300	Kraft Heinz Co. (The)	11,656,158
157,382	PepsiCo, Inc.	23,339,751
102,654	Philip Morris International, Inc.	8,498,725

		104,984,220

Health Care Equipment & Services – 5.6%
213,342	Abbott Laboratories	23,358,816
32,979	Anthem, Inc.	10,589,227
155,300	Cardinal Health, Inc.	8,317,868
26,368	Change Healthcare, Inc.*	491,763
244,378	CVS Health Corp.	16,691,017
3,201	DexCom, Inc.*	1,183,474
33,298	Encompass Health Corp.	2,753,412
7,143	Envista Holdings Corp.*	240,933
2,000	Guardant Health, Inc.*	257,760
9,000	Insulet Corp.*	2,300,670
256,053	Medtronic plc	29,994,048
3,000	Novocure Ltd.*	519,120
3,241	Penumbra, Inc.*	567,175
65,840	Stryker Corp.	16,133,434
111,777	UnitedHealth Group, Inc.(a)	39,197,958

		152,596,675

Household & Personal Products – 1.7%
61,598	Kimberly-Clark Corp.	8,305,258
7,000	Nu Skin Enterprises, Inc. Class A	382,410
261,398	Procter & Gamble Co. (The)(a)	36,370,918

		45,058,586

Insurance – 2.5%
1,500	Axis Capital Holdings Ltd.	75,585
21,400	CNA Financial Corp.	833,744
2,200	Erie Indemnity Co. Class A	540,320
143,400	Fidelity National Financial, Inc.	5,605,506
45,800	First American Financial Corp.	2,364,654
228,199	Mercury General Corp.	11,914,270
196,301	MetLife, Inc.	9,216,332
496,006	Old Republic International Corp.	9,776,278
142,799	Principal Financial Group, Inc.	7,084,258
280,000	Prudential Financial, Inc.	21,859,600

		69,270,547

Materials – 2.9%
49,426	Air Products and Chemicals, Inc.	13,504,172
382,500	Amcor plc	4,502,025
21,803	Ashland Global Holdings, Inc.	1,726,726
50,400	International Flavors & Fragrances, Inc.(c)	5,485,536
293,999	International Paper Co.	14,617,630
79,319	Linde plc	20,901,350
72,680	Newmont Corp.	4,352,805

Common Stocks – (continued)
Materials – (continued)
3,399	Reliance Steel & Aluminum Co.	407,030
15,623	RPM International, Inc.	1,418,256
23,300	Sonoco Products Co.	1,380,525
152,800	Southern Copper Corp.	9,950,336
18,603	Steel Dynamics, Inc.	685,893
2,300	W R Grace & Co.	126,086

		79,058,370

Media & Entertainment – 8.8%
72,752	Activision Blizzard, Inc.	6,755,023
31,006	Alphabet, Inc. Class A*	54,342,356
13,128	Alphabet, Inc. Class C*(a)	22,998,681
478,719	Comcast Corp. Class A	25,084,876
210,094	Facebook, Inc. Class A*	57,389,277
395,502	Interpublic Group of Cos., Inc. (The)	9,302,335
40,723	Netflix, Inc.*	22,020,148
11,493	Nexstar Media Group, Inc. Class A	1,254,921
171,400	Omnicom Group, Inc.	10,690,218
14,700	Pinterest, Inc. Class A*	968,730
928	Roku, Inc.*	308,114
16,500	Snap, Inc. Class A*	826,155
55,800	TripAdvisor, Inc.*	1,605,924
700	ViacomCBS, Inc. Class A	26,474
115,150	Walt Disney Co. (The)*	20,862,877
9,275	Zillow Group, Inc. Class A*	1,260,843
21,502	Zillow Group, Inc. Class C*	2,790,959

		238,487,911

Pharmaceuticals, Biotechnology & Life Sciences – 7.6%
2,200	10X Genomics, Inc. Class A*	311,520
321,586	AbbVie, Inc.(a)(b)	34,457,940
9,500	Adaptive Biotechnologies Corp.*	561,735
5,345	Alnylam Pharmaceuticals, Inc.*	694,690
56,202	Amgen, Inc.	12,921,964
2,432	Bio-Techne Corp.	772,282
284,901	Bristol-Myers Squibb Co.(a)	17,672,409
1,553	Bruker Corp.	84,064
6,275	Charles River Laboratories International, Inc.*	1,567,871
83,578	Eli Lilly and Co.	14,111,310
2,608	Exact Sciences Corp.*	345,534
239,494	Gilead Sciences, Inc.	13,952,920
5,100	Iovance Biotherapeutics, Inc.*	236,640
274,734	Johnson & Johnson	43,237,637
292,353	Merck & Co., Inc.	23,914,475
7,485	Moderna, Inc.*	781,958
749,399	Pfizer, Inc.	27,585,377
5,600	Repligen Corp.*	1,073,128
1,420	Sage Therapeutics, Inc.*	122,844
1,800	Sarepta Therapeutics, Inc.*	306,882
2,687	Seagen, Inc.*	470,601
23,696	Thermo Fisher Scientific, Inc.	11,037,123
4,784	Viatris, Inc.*	89,652

		206,310,556

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate – 2.3%
4,928	American Campus Communities, Inc. (REIT)	$210,771
69,891	American Homes 4 Rent Class A (REIT)	2,096,730
44,401	American Tower Corp. (REIT)	9,966,249
1,797	Brandywine Realty Trust (REIT)	21,402
3,320	Brixmor Property Group, Inc. (REIT)	54,946
14,887	Camden Property Trust (REIT)	1,487,509
2,076	Corporate Office Properties Trust (REIT)	54,142
3,658	Cousins Properties, Inc. (REIT)	122,543
45,100	Crown Castle International Corp. (REIT)	7,179,469
23,000	CubeSmart (REIT)	773,030
3,600	CyrusOne, Inc. (REIT)	263,340
78	Douglas Emmett, Inc. (REIT)	2,276
1,403	EPR Properties (REIT)	45,598
8,300	Equinix, Inc. (REIT)	5,927,694
55,100	Equity LifeStyle Properties, Inc. (REIT)	3,491,136
700	First Industrial Realty Trust, Inc. (REIT)	29,491
7,466	Gaming and Leisure Properties, Inc. (REIT)	316,558
7,526	Healthcare Trust of America, Inc. Class A (REIT)	207,266
864	Howard Hughes Corp. (The)*	68,196
6,897	Hudson Pacific Properties, Inc. (REIT)	165,666
99,500	Invitation Homes, Inc. (REIT)	2,955,150
5,456	Lamar Advertising Co. Class A (REIT)	454,048
1,000	Life Storage, Inc. (REIT)	119,390
37,320	Medical Properties Trust, Inc. (REIT)	813,203
5,561	National Retail Properties, Inc. (REIT)	227,556
10,405	Omega Healthcare Investors, Inc. (REIT)	377,910
64,735	Outfront Media, Inc. (REIT)	1,266,217
8,383	Park Hotels & Resorts, Inc. (REIT)	143,768
102,727	Prologis, Inc. (REIT)	10,237,773
23,100	SBA Communications Corp. (REIT)	6,517,203
1,781	Spirit Realty Capital, Inc. (REIT)	71,543
12,591	STORE Capital Corp. (REIT)	427,842
29,993	Sun Communities, Inc. (REIT)	4,557,436
27,532	VEREIT, Inc. (REIT)	1,040,434
1,280	WP Carey, Inc. (REIT)	90,342

		61,783,827

Retailing – 7.5%
37,586	Amazon.com, Inc.*(a)(b)	122,414,971
43,800	Best Buy Co., Inc.	4,370,802
4,507	Burlington Stores, Inc.*	1,178,806
6,875	Carvana Co.*	1,646,838
5,281	Five Below, Inc.*	924,069
4,000	Floor & Decor Holdings, Inc. Class A*	371,400
14,900	Foot Locker, Inc.	602,556

Common Stocks – (continued)
Retailing – (continued)
6,781	Grubhub, Inc.*	503,625
142,476	Home Depot, Inc. (The)	37,844,475
106,499	Lowe’s Cos., Inc.	17,094,154
1,218	MercadoLibre, Inc.*	2,040,418
42,600	Qurate Retail, Inc. Series A	467,322
67,115	Target Corp.	11,847,811
6,162	Wayfair, Inc. Class A*	1,391,441
18,200	Williams-Sonoma, Inc.	1,853,488

		204,552,176

Semiconductors & Semiconductor Equipment – 5.7%
115,317	Advanced Micro Devices, Inc.*	10,575,722
51,900	Analog Devices, Inc.	7,667,187
63,990	Broadcom, Inc.	28,018,022
1,100	Cree, Inc.*	116,490
5,800	Enphase Energy, Inc.*	1,017,726
2,000	First Solar, Inc.*	197,840
3,200	Inphi Corp.*	513,504
404,209	Intel Corp.	20,137,692
24,653	Lam Research Corp.	11,642,872
40,700	Marvell Technology Group Ltd.	1,934,878
57,200	NVIDIA Corp.	29,869,840
2,000	NXP Semiconductors NV	318,020
115,297	QUALCOMM, Inc.	17,564,345
1,400	SolarEdge Technologies, Inc.*	446,768
149,450	Texas Instruments, Inc.(a)	24,529,229

		154,550,135

Software & Services – 13.4%
59,600	Accenture plc Class A	15,568,116
37,091	Adobe, Inc.*	18,549,951
19,600	Amdocs Ltd.	1,390,228
4,300	Anaplan, Inc.*	308,955
5,900	Atlassian Corp. plc Class A*	1,379,833
55,308	Automatic Data Processing, Inc.	9,745,270
3,100	Avalara, Inc.*	511,159
400	Bill.com Holdings, Inc.*	54,600
12,836	Booz Allen Hamilton Holding Corp.	1,119,042
2,400	Ceridian HCM Holding, Inc.*	255,744
5,200	Cloudflare, Inc. Class A*	395,148
8,400	Coupa Software, Inc.*	2,846,844
7,400	Crowdstrike Holdings, Inc. Class A*	1,567,468
7,100	Datadog, Inc. Class A*	698,924
3,768	DocuSign, Inc.*	837,626
2,100	Dynatrace, Inc.*	90,867
2,400	Everbridge, Inc.*	357,768
2,372	Fidelity National Information Services, Inc.	335,543
300	Five9, Inc.*	52,320
9,700	HubSpot, Inc.*	3,845,468
162,401	International Business Machines Corp.	20,443,038
58,000	Mastercard, Inc. Class A	20,702,520
693,033	Microsoft Corp.(a)(b)	154,144,400
3,622	MongoDB, Inc.*	1,300,443
4,900	Nutanix, Inc. Class A*	156,163
3,727	Okta, Inc.*	947,627

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
1,100	PagerDuty, Inc.*	$45,870
155,900	Paychex, Inc.	14,526,762
2,400	Paylocity Holding Corp.*	494,184
94,300	PayPal Holdings, Inc.*	22,085,060
600	PTC, Inc.*	71,766
1,900	RingCentral, Inc. Class A*	720,043
85,049	salesforce.com, Inc.*	18,925,954
22,462	ServiceNow, Inc.*	12,363,759
14,000	Slack Technologies, Inc. Class A*	591,360
6,200	Smartsheet, Inc. Class A*	429,598
8,910	Square, Inc. Class A*	1,939,172
3,400	Trade Desk, Inc. (The) Class A*	2,723,400
5,100	Twilio, Inc. Class A*	1,726,350
76,055	Visa, Inc. Class A	16,635,510
398,699	Western Union Co. (The)	8,747,456
12,600	Zendesk, Inc.*	1,803,312
500	Zoom Video Communications, Inc. Class A*	168,660
8,600	Zscaler, Inc.*	1,717,506

		363,320,787

Technology Hardware & Equipment – 9.7%
1,461,656	Apple, Inc.(a)	193,947,134
693,448	Cisco Systems, Inc.(a)	31,031,798
181,181	Corning, Inc.	6,522,516
3,414	Dolby Laboratories, Inc. Class A	331,602
17,559	Flex Ltd.*	315,711
363,000	HP, Inc.	8,926,170
800	Littelfuse, Inc.	203,728
68,230	National Instruments Corp.	2,998,026
156,900	NetApp, Inc.	10,393,056
60,500	TE Connectivity Ltd.	7,324,735

		261,994,476

Telecommunication Services – 2.7%
1,359,328	AT&T, Inc.(a)	39,094,273
563,802	Verizon Communications, Inc.(b)	33,123,368

		72,217,641

Transportation – 1.7%
5,900	FedEx Corp.	1,531,758
18,284	JetBlue Airways Corp.*	265,849
17,224	Lyft, Inc. Class A*	846,215
25,246	Norfolk Southern Corp.	5,998,702
57,800	Ryder System, Inc.	3,569,728
9,382	Uber Technologies, Inc.*	478,482
100,762	Union Pacific Corp.	20,980,664
71,298	United Parcel Service, Inc. Class B	12,006,583

		45,677,981

Utilities – 3.1%
318,397	Dominion Energy, Inc.	23,943,454
204,100	Duke Energy Corp.	18,687,396
27,900	MDU Resources Group, Inc.	734,886
88,200	OGE Energy Corp.	2,810,052

Common Stocks – (continued)
Utilities – (continued)
645,101	PPL Corp.	18,191,848
316,501	Southern Co. (The)	19,442,657

		83,810,293

TOTAL COMMON STOCKS
(Cost $2,024,374,387)		$2,705,848,711

Shares	Dividend Rate	Value

Investment Company(d) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,847,593	0.026%	$61,847,593
(Cost $61,847,593)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,086,221,980)		$2,767,696,304

Securities Lending Reinvestment Vehicle(d) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,425,300	0.026%	$5,425,300
(Cost $5,425,300)

TOTAL INVESTMENTS – 102.3%
(Cost $2,091,647,280)		$2,773,121,604

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(61,466,243)

NET ASSETS – 100.0%		$2,711,655,361

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

Currency Abbreviation:
USD	—United States Dollar

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	93	03/19/2021	$17,431,920	$262,442

WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
S&P 500 Index	3,330 USD	01/29/2021	599	$(224,988,593)	$(26,041,525)	$(9,193,452)	$(16,848,073)
	3,660 USD	02/26/2021	827	(310,626,989)	(14,174,780)	(9,027,648)	(5,147,132)
	3,800 USD	03/31/2021	872	(327,529,304)	(9,674,840)	(9,576,736)	(98,104)

Total written options contracts			2,298		$(49,891,145)	$(27,797,836)	$(22,093,309)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 98.1%
Australia – 8.6%
1,244	Afterpay Ltd. (Software & Services)*	$113,087
51,152	APA Group (Utilities)	380,595
47,180	BHP Group Ltd. (Materials)	1,541,586
5,805	BHP Group plc (Materials)	153,277
3,493	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	34,805
23,965	Coles Group Ltd. (Food & Staples Retailing)	334,825
58,201	Commonwealth Bank of Australia (Banks)	3,699,373
1,390	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	303,705
19,189	Fortescue Metals Group Ltd. (Materials)	346,599
88,721	Medibank Pvt Ltd. (Insurance)	205,490
154,727	National Australia Bank Ltd. (Banks)	2,697,486
20,689	Rio Tinto Ltd. (Materials)	1,819,422
11,619	Rio Tinto plc (Materials)	874,598
45,276	Rio Tinto plc ADR (Materials)(a)(b)	3,405,661
13,841	Sonic Healthcare Ltd. (Health Care Equipment & Services)	342,936
25,935	Wesfarmers Ltd. (Retailing)	1,008,019

		17,261,464

Austria – 0.1%
3,643	Erste Group Bank AG (Banks)	110,976
2,796	voestalpine AG (Materials)(b)	99,791

		210,767

Belgium – 1.8%
35,194	Ageas SA/NV (Insurance)(b)	1,869,051
4,452	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	310,602
72,178	Proximus SADP (Telecommunication Services)(b)	1,425,755

		3,605,408

Brazil – 0.1%
6,050	Yara International ASA (Materials)	250,988

China – 0.3%
4,910	Prosus NV (Retailing)*	530,175

Denmark – 1.6%
6,157	Coloplast A/S Class B (Health Care Equipment & Services)	941,583
26,033	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,815,987
12,480	Tryg A/S (Insurance)	392,511

		3,150,081

Finland – 2.7%
7,106	Kone OYJ Class B (Capital Goods)	578,740
50,367	Neles OYJ (Capital Goods)	667,966
7,263	Neste OYJ (Energy)	527,321
298,364	Nordea Bank Abp (Banks)	2,445,210
26,278	Sampo OYJ Class A (Insurance)(b)	1,123,478

		5,342,715

Common Stocks – (continued)
France – 10.4%
7,477	Air Liquide SA (Materials)	1,225,831
13,997	Airbus SE (Capital Goods)*	1,536,090
2,983	BNP Paribas SA (Banks)*	157,479
12,106	Bouygues SA (Capital Goods)	497,895
4,850	Capgemini SE (Software & Services)(b)	754,429
478	Covivio (REIT)	43,862
21,499	Danone SA (Food, Beverage & Tobacco)	1,414,767
741	Dassault Systemes SE (Software & Services)	150,289
13,620	Edenred (Software & Services)	773,497
1,877	Kering SA (Consumer Durables & Apparel)(b)	1,362,203
2,385	L’Oreal SA (Household & Personal Products)(b)	910,002
4,752	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(b)	2,974,759
2,445	Pernod Ricard SA (Food, Beverage & Tobacco)	469,554
12,312	Peugeot SA (Automobiles & Components)*	337,172
3,578	Publicis Groupe SA (Media & Entertainment)	177,832
3,760	Safran SA (Capital Goods)*	532,919
22,801	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,209,942
13,566	Schneider Electric SE (Capital Goods)(b)	1,960,659
42,051	TOTAL SE (Energy)(b)	1,815,015
1,535	Unibail-Rodamco-Westfield (REIT)	119,553
2,233	Valeo SA (Automobiles & Components)	88,079
34,174	Vivendi SA (Media & Entertainment)	1,102,264
2,168	Worldline SA (Software & Services)*(c)	210,617

		20,824,709

Germany – 10.4%
1,494	adidas AG (Consumer Durables & Apparel)*	543,525
1,868	Allianz SE (Registered) (Insurance)	458,917
4,220	BASF SE (Materials)(b)	333,560
24,038	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,416,107
13,633	Bayerische Motoren Werke AG (Automobiles & Components)(b)	1,203,202
18,035	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(d)	1,214,929
1,439	Carl Zeiss Meditec AG (Health Care Equipment & Services)	190,837
10,619	Covestro AG (Materials)(c)	654,273
2,137	Delivery Hero SE (Retailing)*(c)	334,203
2,230	Deutsche Boerse AG (Diversified Financials)	379,707
43,730	Deutsche Post AG (Registered) (Transportation)	2,166,199
51,998	E.ON SE (Utilities)	575,787
4,258	Evonik Industries AG (Materials)(b)	139,171

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
3,801	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	$175,765
808	GEA Group AG (Capital Goods)	28,900
3,030	HelloFresh SE (Retailing)*	234,377
17,208	HOCHTIEF AG (Capital Goods)(b)	1,674,538
8,731	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	333,425
2,547	Just Eat Takeaway.com NV (Retailing)*(c)	287,182
3,097	LEG Immobilien AG (Real Estate)	480,768
1,931	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(d)	133,387
2,764	Puma SE (Consumer Durables & Apparel)*	311,024
18,811	SAP SE (Software & Services)(b)	2,436,378
689	Sartorius AG (Preference) (Health Care Equipment & Services)(d)	290,193
15,036	Siemens AG (Registered) (Capital Goods)	2,165,883
3,648	Siemens Healthineers AG (Health Care Equipment & Services)(c)	187,731
223,702	Telefonica Deutschland Holding AG (Telecommunication Services)	616,138
2,340	Volkswagen AG (Preference) (Automobiles & Components)(d)	437,308
20,371	Vonovia SE (Real Estate)(b)	1,487,777

		20,891,191

Hong Kong – 2.5%
116,400	AIA Group Ltd. (Insurance)	1,418,465
16,700	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	220,551
28,000	Hang Lung Properties Ltd. (Real Estate)	73,787
94	Hong Kong & China Gas Co. Ltd. (Utilities)	141
16,896	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	926,775
2,300	Jardine Matheson Holdings Ltd. (Capital Goods)	128,658
2,100	Jardine Strategic Holdings Ltd. (Capital Goods)	52,248
207,887	Link REIT (REIT)	1,887,983
23,910	Sino Land Co. Ltd. (Real Estate)	31,114
500	Sun Hung Kai Properties Ltd. (Real Estate)	6,395
400	Swire Properties Ltd. (Real Estate)	1,163
24,000	Techtronic Industries Co. Ltd. (Capital Goods)	343,042

		5,090,322

Ireland – 0.5%
24,567	CRH plc (Materials)(b)	1,044,751

Common Stocks – (continued)
Israel – 0.4%
102,424	Bank Leumi Le-Israel BM (Banks)	604,584
13,685	ICL Group Ltd. (Materials)	69,858
715	Wix.com Ltd. (Software & Services)*	178,721

		853,163

Italy – 1.2%
9,895	Enel SpA (Utilities)	100,679
4,925	Eni SpA (Energy)(b)	51,416
1,974	Ferrari NV (Automobiles & Components)	457,853
121,717	Mediobanca Banca di Credito Finanziario SpA (Banks)*	1,126,713
2,098	Moncler SpA (Consumer Durables & Apparel)*	128,986
110,623	Snam SpA (Utilities)	624,754

		2,490,401

Japan – 25.2%
2,400	ABC-Mart, Inc. (Retailing)	133,446
2,400	Advantest Corp. (Semiconductors & Semiconductor Equipment)	179,764
11,300	AGC, Inc. (Capital Goods)	395,150
10,500	Alfresa Holdings Corp. (Health Care Equipment & Services)	192,457
27,000	Asahi Kasei Corp. (Materials)	276,754
7,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	109,935
1,600	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	138,561
42,500	Bridgestone Corp. (Automobiles & Components)	1,393,824
7,900	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	144,574
12,800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	682,946
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	364,975
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	22,598
27,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	939,003
2,000	Daikin Industries Ltd. (Capital Goods)	444,934
8,200	Daito Trust Construction Co. Ltd. (Real Estate)	766,328
7,900	Daiwa House Industry Co. Ltd. (Real Estate)	234,888
132,700	Daiwa Securities Group, Inc. (Diversified Financials)	604,427
2,900	Denso Corp. (Automobiles & Components)	172,610
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	505,549
8,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	622,165
3,400	FANUC Corp. (Capital Goods)	839,287

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
200	Fast Retailing Co. Ltd. (Retailing)	$179,336
2,600	Fuji Electric Co. Ltd. (Capital Goods)	93,850
1,300	Hikari Tsushin, Inc. (Retailing)	305,024
30,400	Hino Motors Ltd. (Capital Goods)	259,518
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	290,794
1,400	Hitachi Ltd. (Technology Hardware & Equipment)	55,257
900	Hitachi Metals Ltd. (Materials)	13,684
1,200	Honda Motor Co. Ltd. (Automobiles & Components)	33,860
3,500	Hoya Corp. (Health Care Equipment & Services)	484,732
3,700	Hulic Co. Ltd. (Real Estate)	40,701
2,300	Idemitsu Kosan Co. Ltd. (Energy)	50,639
3,100	Isuzu Motors Ltd. (Automobiles & Components)	29,511
55,800	ITOCHU Corp. (Capital Goods)	1,604,815
14,200	Japan Exchange Group, Inc. (Diversified Financials)	362,836
16,700	Japan Post Insurance Co. Ltd. (Insurance)	342,419
24,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	499,486
6,400	JSR Corp. (Materials)	178,448
12,400	Kajima Corp. (Capital Goods)	166,346
9,300	Kakaku.com, Inc. (Media & Entertainment)	254,572
33,100	Kansai Electric Power Co., Inc. (The) (Utilities)	313,062
4,700	Kao Corp. (Household & Personal Products)	363,104
300	Keyence Corp. (Technology Hardware & Equipment)	168,755
6,400	Kikkoman Corp. (Food, Beverage & Tobacco)	445,421
5,200	Kintetsu Group Holdings Co. Ltd. (Transportation)	227,892
38,100	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	899,655
21,600	Komatsu Ltd. (Capital Goods)	596,123
2,600	Kose Corp. (Household & Personal Products)	444,288
4,400	Kyushu Railway Co. (Transportation)	94,921
5,400	Lawson, Inc. (Food & Staples Retailing)	251,295
27,300	Lixil Corp. (Capital Goods)	592,046
6,100	M3, Inc. (Health Care Equipment & Services)	576,251
2,100	Makita Corp. (Capital Goods)	105,330
2,900	Marui Group Co. Ltd. (Retailing)	51,069
9,400	Mercari, Inc. (Retailing)*	416,691
33,700	Mitsubishi Corp. (Capital Goods)	830,767
23,400	Mitsubishi Electric Corp. (Capital Goods)	353,659
153,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	681,411

Common Stocks – (continued)
Japan – (continued)
13,800	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	66,266
4,800	Mitsui & Co. Ltd. (Capital Goods)	88,005
27,730	Mizuho Financial Group, Inc. (Banks)	351,954
20,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	614,586
12,600	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,140,672
8,200	Nabtesco Corp. (Capital Goods)	359,920
900	NEC Corp. (Software & Services)	48,339
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	174,185
400	Nidec Corp. (Capital Goods)	50,603
1,700	Nintendo Co. Ltd. (Media & Entertainment)	1,091,300
6,600	Nippon Express Co. Ltd. (Transportation)	443,960
200	Nippon Paint Holdings Co. Ltd. (Materials)	21,976
68	Nippon Prologis REIT, Inc. (REIT)*	209,325
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	184,785
7,100	Nitto Denko Corp. (Materials)	636,018
3,700	Nomura Real Estate Holdings, Inc. (Real Estate)	82,042
17,700	Nomura Research Institute Ltd. (Software & Services)	633,192
50,900	NSK Ltd. (Capital Goods)	442,963
2,200	Obic Co. Ltd. (Software & Services)	442,151
300	Odakyu Electric Railway Co. Ltd. (Transportation)	9,422
7,400	Olympus Corp. (Health Care Equipment & Services)	162,015
2,300	Omron Corp. (Technology Hardware & Equipment)	205,324
3,000	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	90,404
5,400	Otsuka Corp. (Software & Services)	284,834
2,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,831
55,400	Panasonic Corp. (Consumer Durables & Apparel)	645,811
22,900	Pola Orbis Holdings, Inc. (Household & Personal Products)	465,020
22,300	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	936,666
49,100	Resona Holdings, Inc. (Banks)	171,888
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	20,465
17,100	Seiko Epson Corp. (Technology Hardware & Equipment)	254,108
6,900	Shimadzu Corp. (Technology Hardware & Equipment)	268,203
4,400	Shin-Etsu Chemical Co. Ltd. (Materials)	772,270

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
4,000	Shiseido Co. Ltd. (Household & Personal Products)	$276,897
125,000	SoftBank Corp. (Telecommunication Services)	1,568,999
17,100	SoftBank Group Corp. (Telecommunication Services)	1,327,560
3,800	Sompo Holdings, Inc. (Insurance)	154,063
7,500	Sony Corp. (Consumer Durables & Apparel)	755,761
34,300	Subaru Corp. (Automobiles & Components)	686,306
22,900	Sumitomo Chemical Co. Ltd. (Materials)	92,305
35,700	Sumitomo Corp. (Capital Goods)	473,130
4,200	Sumitomo Metal Mining Co. Ltd. (Materials)	186,820
46,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,444,514
300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	9,256
2,700	Sysmex Corp. (Health Care Equipment & Services)	324,882
38,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,382,434
1,000	TDK Corp. (Technology Hardware & Equipment)	150,884
42,600	Tohoku Electric Power Co., Inc. (Utilities)	351,585
10,900	Tokio Marine Holdings, Inc. (Insurance)	561,585
4,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,793,102
300	Tokyo Gas Co. Ltd. (Utilities)	6,944
41,800	Tokyu Fudosan Holdings Corp. (Real Estate)	223,279
4,600	TOTO Ltd. (Capital Goods)	276,867
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	110,254
43,820	Toyota Motor Corp. (Automobiles & Components)	3,381,595
2,800	Trend Micro, Inc. (Software & Services)	161,205
57,500	USS Co. Ltd. (Retailing)	1,162,703
3,000	Yamaha Corp. (Consumer Durables & Apparel)	176,773
200	Yamato Holdings Co. Ltd. (Transportation)	5,107
1,900	Yaskawa Electric Corp. (Capital Goods)	94,725
3,900	ZOZO, Inc. (Retailing)	96,074

		50,528,855

Luxembourg – 0.0%
4,775	SES SA FDR (Media & Entertainment)	44,814

Macau – 0.5%
44,000	Galaxy Entertainment Group Ltd. (Consumer Services)	342,520
90,800	Sands China Ltd. (Consumer Services)	396,560

Common Stocks – (continued)
Macau – (continued)
108,800	Wynn Macau Ltd. (Consumer Services)*	183,051

		922,131

Netherlands – 3.4%
555	Argenx SE (Pharmaceuticals, Biotechnology & Life Sciences)*	163,548
6,457	ASML Holding NV (Semiconductors & Semiconductor Equipment)(b)	3,125,955
9,346	Heineken NV (Food, Beverage & Tobacco)	1,041,508
1,708	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	48,185
1,888	Koninklijke DSM NV (Materials)	324,682
46,738	Koninklijke KPN NV (Telecommunication Services)	142,050
26,813	Royal Dutch Shell plc Class A (Energy)(b)	470,502
86,152	Royal Dutch Shell plc Class B (Energy)	1,460,165

		6,776,595

New Zealand – 0.6%
13,615	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	323,339
256,994	Spark New Zealand Ltd. (Telecommunication Services)	870,494

		1,193,833

Norway – 0.3%
14,865	DNB ASA (Banks)	291,289
58	Gjensidige Forsikring ASA (Insurance)	1,295
9,166	Orkla ASA (Food, Beverage & Tobacco)	93,057
17,663	Telenor ASA (Telecommunication Services)	299,825

		685,466

Portugal – 0.3%
80,160	EDP – Energias de Portugal SA (Utilities)	503,125
14,664	Galp Energia SGPS SA (Energy)	155,385

		658,510

Russia – 0.3%
104,181	Evraz plc (Materials)	665,813

Singapore – 1.0%
2,800	City Developments Ltd. (Real Estate)	16,879
51,585	DBS Group Holdings Ltd. (Banks)	977,574
5,200	Keppel Corp. Ltd. (Capital Goods)	21,176
17,600	Singapore Exchange Ltd. (Diversified Financials)	123,622
211,200	Singapore Technologies Engineering Ltd. (Capital Goods)	611,229
121,600	Singapore Telecommunications Ltd. (Telecommunication Services)	212,331

		1,962,811

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
South Africa – 0.0%
2	Anglo American plc (Materials)	$66

Spain – 2.7%
5,596	ACS Actividades de Construccion y Servicios SA (Capital Goods)	185,917
169	Amadeus IT Group SA (Software & Services)	12,475
26,583	Enagas SA (Utilities)	584,819
98,111	Endesa SA (Utilities)(b)	2,691,079
30,922	Ferrovial SA (Capital Goods)	855,008
4,087	Naturgy Energy Group SA (Utilities)	95,039
45,811	Red Electrica Corp. SA (Utilities)	940,549
38,495	Telefonica SA (Telecommunication Services)	153,119

		5,518,005

Sweden – 1.6%
4,320	Atlas Copco AB Class A (Capital Goods)	222,033
11,277	Atlas Copco AB Class B (Capital Goods)	506,196
2,920	Boliden AB (Materials)	103,594
8,614	Electrolux ABSeries B (Consumer Durables & Apparel)	200,421
39,020	EQT AB (Diversified Financials)	990,471
6,276	Hennes & Mauritz AB Class B (Retailing)	131,746
2,716	Lundin Energy AB (Energy)	73,594
247,522	Telia Co. AB (Telecommunication Services)	1,022,230

		3,250,285

Switzerland – 11.7%
17,824	Adecco Group AG (Registered) (Commercial & Professional Services)	1,187,138
1,868	Banque Cantonale Vaudoise (Registered) (Banks)	203,329
25,989	Clariant AG (Registered) (Materials)	551,383
40,278	Coca-Cola HBC AG (Food, Beverage & Tobacco)	1,304,324
358	EMS-Chemie Holding AG (Registered) (Materials)	344,383
313	Geberit AG (Registered) (Capital Goods)	195,929
17,849	LafargeHolcim Ltd. (Registered) (Materials)*	979,692
44,547	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,265,959
38,853	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,658,319
1,163	Partners Group Holding AG (Diversified Financials)	1,366,574
8,839	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,078,611
349	SGS SA (Registered) (Commercial & Professional Services)	1,052,016

Common Stocks – (continued)
Switzerland – (continued)
21,796	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	806,360
103	Straumann Holding AG (Registered) (Health Care Equipment & Services)	120,656
7,814	Zurich Insurance Group AG (Insurance)	3,292,986

		23,407,659

United Kingdom – 9.9%
19,078	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	953,709
255,575	Aviva plc (Insurance)	1,136,806
246,432	BAE Systems plc (Capital Goods)(b)	1,643,399
179,256	Barclays plc (Banks)	359,604
36,675	BP plc ADR (Energy)(b)	752,571
17,286	British American Tobacco plc (Food, Beverage & Tobacco)	641,948
2,455	Coca-Cola European Partners plc (Food, Beverage & Tobacco)	122,333
10,439	Compass Group plc (Consumer Services)	194,702
13,945	Diageo plc (Food, Beverage & Tobacco)	551,786
49,964	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,838,675
329,325	HSBC Holdings plc (Banks)(b)	1,701,043
133,695	M&G plc (Diversified Financials)	360,866
40,758	National Grid plc (Utilities)	481,655
30,216	Persimmon plc (Consumer Durables & Apparel)	1,140,436
26,524	Prudential plc (Insurance)	487,723
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(b)	171,011
17,073	RELX plc (Commercial & Professional Services)	417,732
104,341	Rolls-Royce Holdings plc (Capital Goods)*	157,912
22,052	Segro plc (REIT)	286,141
42,819	SSE plc (Utilities)	877,069
9,344	St James’s Place plc (Diversified Financials)	144,590
44,079	Unilever plc (Household & Personal Products)(b)	2,669,031
20,386	Unilever plc ADR (Household & Personal Products)(b)	1,230,499
91,841	Vodafone Group plc ADR (Telecommunication Services)(b)	1,513,540
7,359	Wm Morrison Supermarkets plc (Food & Staples Retailing)	17,807
2,770	WPP plc (Media & Entertainment)	30,016

		19,882,604

TOTAL COMMON STOCKS
(Cost $158,317,350)		$197,043,582

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Dividend Rate	Value

Investment Company(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,000	0.026%	$30,000
(Cost $30,000)

TOTAL INVESTMENTS – 98.1%
(Cost $158,347,350)		$197,073,582

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		3,773,379

NET ASSETS – 100.0%		$200,846,961

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is segregated as collateral for call options written.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
FTSE 100 Index	9	03/19/2021	$790,141	$(66)
Hang Seng Index	1	01/28/2021	175,551	(138)
MSCI Singapore Index	3	01/28/2021	73,388	(550)
SPI 200 Index	3	03/18/2021	377,978	(4,400)

Total				$(5,154)
Short position contracts:
EURO STOXX 50 Index	(11)	03/19/2021	$(477,054)	$(11,806)
TOPIX Index	(1)	03/11/2021	(174,762)	(822)

Total				$(12,628)

Total Futures Contracts				$(17,782)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
EURO STOXX 50 Index	3,600 EUR	03/19/2021	911	$(32,364,550)	$(1,132,956)	$(1,146,195)	$13,239
FTSE 100 Index	6,600 GBP	03/19/2021	132	(8,527,887)	(276,180)	(378,423)	102,243
Nikkei 225 Index	27,000 JPY	03/12/2021	81	(2,222,977,770)	(894,291)	(612,252)	(282,039)

Total written options contracts			1,124		$(2,303,427)	$(2,136,870)	$(166,557)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.0%
Automobiles & Components – 1.7%
912,422	Ford Motor Co.	$8,020,189
164,726	General Motors Co.	6,859,191
115,819	Gentex Corp.	3,929,739
33,730	Goodyear Tire & Rubber Co. (The)	367,994
16,231	Tesla, Inc.*	11,453,730

		30,630,843

Banks – 1.9%
42,551	Bancorp, Inc. (The)*	580,821
31,020	Boston Private Financial Holdings, Inc.	262,119
144,004	Cadence Bancorp	2,364,546
13,311	Cathay General Bancorp	428,481
3,158	Commerce Bancshares, Inc.	207,481
11,346	East West Bancorp, Inc.	575,356
23,131	Essent Group Ltd.	999,259
40,192	First Bancorp/PR	370,570
75,088	First Hawaiian, Inc.	1,770,575
123,219	First Horizon Corp.	1,572,274
32,891	Independent Bank Group, Inc.	2,056,345
19,845	International Bancshares Corp.	742,997
49,088	JPMorgan Chase & Co.	6,237,612
80,240	MGIC Investment Corp.	1,007,012
10,646	National Bank Holdings Corp. Class A	348,763
5,054	PNC Financial Services Group, Inc. (The)	753,046
25,107	Popular, Inc.	1,414,026
28,824	Radian Group, Inc.	583,686
17,309	SVB Financial Group*	6,712,950
13,919	TriState Capital Holdings, Inc.*	242,191
39,488	Umpqua Holdings Corp.	597,848
20,899	Walker & Dunlop, Inc.	1,923,126
71,005	Western Alliance Bancorp	4,256,750

		36,007,834

Capital Goods – 4.6%
5,761	AGCO Corp.	593,902
20,744	Allegion plc	2,414,187
14,624	Allison Transmission Holdings, Inc.	630,733
29,484	AMETEK, Inc.	3,565,795
32,308	Emerson Electric Co.	2,596,594
13,565	Fortive Corp.	960,673
24,326	H&E Equipment Services, Inc.	725,158
50,186	Hexcel Corp.	2,433,519
6,443	Honeywell International, Inc.	1,370,426
19,780	Howmet Aerospace, Inc.*	564,521
97,597	Illinois Tool Works, Inc.	19,898,076
96,928	Johnson Controls International plc	4,515,876
26,377	L3Harris Technologies, Inc.	4,985,781
20,683	Lennox International, Inc.	5,666,522
12,408	Lockheed Martin Corp.	4,404,592
25,593	Masco Corp.	1,405,823
25,746	Navistar International Corp.*	1,131,794
19,726	Otis Worldwide Corp.	1,332,491
21,639	Parker-Hannifin Corp.	5,894,680
149,820	Raytheon Technologies Corp.	10,713,628

Common Stocks – (continued)
Capital Goods – (continued)
1,213	RBC Bearings, Inc.*	217,176
25,076	Rush Enterprises, Inc. Class A	1,038,648
30,166	Snap-on, Inc.	5,162,609
5,929	Teledyne Technologies, Inc.*	2,324,049
941	United Rentals, Inc.*	218,227

		84,765,480

Commercial & Professional Services – 1.2%
11,341	Cimpress plc*	995,059
29,156	Cintas Corp.	10,305,480
15,038	Clean Harbors, Inc.*	1,144,392
40,870	CoreLogic, Inc.	3,160,068
7,128	CoStar Group, Inc.*	6,588,268
10,024	IAA, Inc.*	651,360
13,972	KAR Auction Services, Inc.	260,019

		23,104,646

Consumer Durables & Apparel – 0.5%
17,960	G-III Apparel Group Ltd.*	426,370
85,452	Levi Strauss & Co. Class A	1,715,876
130	NVR, Inc.*	530,382
29,150	Skechers USA, Inc. Class A*	1,047,651
12,109	Whirlpool Corp.	2,185,554
39,938	YETI Holdings, Inc.*	2,734,555

		8,640,388

Consumer Services – 3.3%
18,628	Chipotle Mexican Grill, Inc.*	25,831,634
34,232	Domino’s Pizza, Inc.	13,126,603
37,579	frontdoor, Inc.*	1,886,842
2,086	Graham Holdings Co. Class B	1,112,631
142,560	International Game Technology plc	2,414,966
24,744	Las Vegas Sands Corp.	1,474,742
78,168	Red Rock Resorts, Inc. Class A	1,957,327
111,128	Terminix Global Holdings, Inc.*	5,668,639
13,022	Wingstop, Inc.	1,726,066
4,147	Wyndham Hotels & Resorts, Inc.	246,498
49,027	Yum China Holdings, Inc.	2,798,951
25,926	Yum! Brands, Inc.	2,814,526

		61,059,425

Diversified Financials – 6.1%
138,340	Ally Financial, Inc.	4,933,204
38,603	Berkshire Hathaway, Inc. Class B*	8,950,878
131,338	CME Group, Inc.	23,910,083
96,351	Discover Financial Services	8,722,656
19,961	Interactive Brokers Group, Inc. Class A	1,216,024
163,062	Jefferies Financial Group, Inc.	4,011,325
23,105	LPL Financial Holdings, Inc.	2,408,003
4,946	MarketAxess Holdings, Inc.	2,821,990
112,434	Morgan Stanley	7,705,102
70,228	Navient Corp.	689,639
69,402	PennyMac Mortgage Investment Trust (REIT)	1,220,781
2,932	PJT Partners, Inc. Class A	220,633

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Diversified Financials – (continued)
38,131	S&P Global, Inc.	$12,534,804
130,364	Starwood Property Trust, Inc. (REIT)	2,516,025
316,003	Synchrony Financial	10,968,464
56,882	TPG RE Finance Trust, Inc. (REIT)	604,087
327,211	Voya Financial, Inc.	19,243,279

		112,676,977

Energy – 1.8%
40,840	Apache Corp.	579,520
8,224	Cactus, Inc. Class A	214,400
38,739	Chevron Corp.	3,271,508
7,426	Core Laboratories NV	196,863
119,976	EOG Resources, Inc.	5,983,203
110,930	Exxon Mobil Corp.	4,572,535
37,895	Hess Corp.	2,000,477
18,924	Matador Resources Co.*	228,223
26,741	National Oilwell Varco, Inc.	367,154
8,760	ONEOK, Inc.	336,209
33,190	Pioneer Natural Resources Co.	3,780,009
25,139	Renewable Energy Group, Inc.*	1,780,344
166,430	Schlumberger NV	3,633,167
103,628	Targa Resources Corp.	2,733,707
21,951	TechnipFMC plc	206,339
156,754	Williams Cos., Inc. (The)	3,142,918

		33,026,576

Food & Staples Retailing – 1.3%
55,580	Costco Wholesale Corp.	20,941,432
26,584	Walmart, Inc.	3,832,084

		24,773,516

Food, Beverage & Tobacco – 2.2%
7,580	Constellation Brands, Inc. Class A	1,660,399
51,135	Darling Ingredients, Inc.*	2,949,467
11,453	Freshpet, Inc.*	1,626,212
9,036	Ingredion, Inc.	710,862
35,242	Lamb Weston Holdings, Inc.	2,774,955
9,833	Lancaster Colony Corp.	1,806,617
232,223	Monster Beverage Corp.*	21,475,983
91,613	Philip Morris International, Inc.	7,584,640

		40,589,135

Health Care Equipment & Services – 7.2%
3,020	Abbott Laboratories	330,660
730	Align Technology, Inc.*	390,097
53,424	Anthem, Inc.	17,153,912
9,672	Chemed Corp.	5,151,404
21,748	Cigna Corp.	4,527,499
5,024	Cooper Cos., Inc. (The)	1,825,320
72,981	Edwards Lifesciences Corp.*	6,658,057
44,078	Encompass Health Corp.	3,644,810
137,014	HCA Healthcare, Inc.	22,533,322
123,231	Hologic, Inc.*	8,974,914
34,579	Humana, Inc.	14,186,726
19,999	IDEXX Laboratories, Inc.*	9,996,900
6,269	Molina Healthcare, Inc.*	1,333,291

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
4,621	Quidel Corp.*	830,163
14,835	Select Medical Holdings Corp.*	410,336
16,131	SmileDirectClub, Inc.*	192,604
1,283	STERIS plc	243,180
9,035	Teladoc Health, Inc.*	1,806,638
47,957	UnitedHealth Group, Inc.	16,817,561
20,785	Universal Health Services, Inc. Class B	2,857,937
46,257	West Pharmaceutical Services, Inc.	13,105,071

		132,970,402

Household & Personal Products – 1.0%
15,887	Church & Dwight Co., Inc.	1,385,823
37,649	Estee Lauder Cos., Inc. (The) Class A	10,021,787
118,309	Herbalife Nutrition Ltd.*	5,684,748
8,185	Procter & Gamble Co. (The)	1,138,861

		18,231,219

Insurance – 3.0%
193,325	American Equity Investment Life Holding Co.	5,347,369
35,396	American Financial Group, Inc.	3,101,397
163,870	Arch Capital Group Ltd.*	5,910,791
80,386	Athene Holding Ltd. Class A*	3,467,852
59,191	Brighthouse Financial, Inc.*	2,143,010
17,652	Chubb Ltd.	2,716,996
18,632	Fidelity National Financial, Inc.	728,325
56,350	First American Financial Corp.	2,909,350
89,257	Globe Life, Inc.	8,475,845
9,425	Goosehead Insurance, Inc. Class A	1,175,863
15,650	Marsh & McLennan Cos., Inc.	1,831,050
209,677	Old Republic International Corp.	4,132,734
22,348	Primerica, Inc.	2,993,068
17,273	Reinsurance Group of America, Inc.	2,001,941
75,315	Trupanion, Inc.*	9,015,959

		55,951,550

Materials – 3.2%
4,937	Air Products and Chemicals, Inc.	1,348,887
301,226	Amcor plc	3,545,430
78,720	Avient Corp.	3,170,841
328,568	Axalta Coating Systems Ltd.*	9,380,616
47,477	CF Industries Holdings, Inc.	1,837,835
28,500	Corteva, Inc.	1,103,520
2,903	Crown Holdings, Inc.*	290,881
8,601	Dow, Inc.	477,355
71,308	Element Solutions, Inc.	1,264,291
4,681	Ingevity Corp.*	354,492
133,281	Louisiana-Pacific Corp.	4,954,055
26,262	Mosaic Co. (The)	604,289
905	NewMarket Corp.	360,452
56,853	Olin Corp.	1,396,310
38,987	Sherwin-Williams Co. (The)	28,651,936
6,280	Southern Copper Corp.	408,954
34,799	Summit Materials, Inc. Class A*	698,764

		59,848,908

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – 8.9%
16,330	Alphabet, Inc. Class A*	$28,620,611
15,750	Alphabet, Inc. Class C*	27,592,110
12,147	Cardlytics, Inc.*	1,734,227
94,443	Comcast Corp. Class A	4,948,813
115,174	Facebook, Inc. Class A*	31,460,930
28,637	Liberty Broadband Corp. Class C*	4,535,242
17,336	Netflix, Inc.*	9,374,095
224,846	Omnicom Group, Inc.	14,023,645
220,769	Pinterest, Inc. Class A*	14,548,677
15,013	Roku, Inc.*	4,984,616
11,879	Spotify Technology SA*	3,737,846
42,395	Take-Two Interactive Software, Inc.*	8,809,257
24,332	Zillow Group, Inc. Class C*	3,158,294
749,749	Zynga, Inc. Class A*	7,400,023

		164,928,386

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
296,208	AbbVie, Inc.	31,738,687
17,266	Alexion Pharmaceuticals, Inc.*	2,697,640
16,914	Biogen, Inc.*	4,141,562
259,726	Horizon Therapeutics plc*	18,998,957
7,809	IQVIA Holdings, Inc.*	1,399,139
31,457	Jazz Pharmaceuticals plc*	5,191,978
88,523	Johnson & Johnson	13,931,750
36,417	Merck & Co., Inc.	2,978,911
11,939	Mettler-Toledo International, Inc.*	13,606,639
115,420	PerkinElmer, Inc.	16,562,770
128,361	Pfizer, Inc.	4,724,968
22,821	Regeneron Pharmaceuticals, Inc.*	11,025,053
8,738	Sage Therapeutics, Inc.*	755,924
3,494	Thermo Fisher Scientific, Inc.	1,627,435
6,486	Twist Bioscience Corp.*	916,407
81,540	Vertex Pharmaceuticals, Inc.*	19,271,164
15,927	Viatris, Inc.*	298,472
134,218	Zoetis, Inc.	22,213,079

		172,080,535

Real Estate – 4.8%
124,694	Apartment Income REIT Corp. (REIT)*	4,789,497
124,694	Apartment Investment and Management Co. Class A (REIT)	658,384
20,795	AvalonBay Communities, Inc. (REIT)	3,336,142
21,275	Brixmor Property Group, Inc. (REIT)	352,101
73,868	Camden Property Trust (REIT)	7,380,891
18,849	CoreSite Realty Corp. (REIT)	2,361,403
5,669	Corporate Office Properties Trust (REIT)	147,848
5,732	CubeSmart (REIT)	192,653
257,053	Duke Realty Corp. (REIT)	10,274,408
164,277	Equity LifeStyle Properties, Inc. (REIT)	10,408,591
167,125	First Industrial Realty Trust, Inc. (REIT)	7,040,976
18,198	Gaming and Leisure Properties, Inc. (REIT)	771,595

Common Stocks – (continued)
Real Estate – (continued)
81,325	Healthcare Trust of America, Inc. Class A (REIT)	2,239,690
206,494	Invitation Homes, Inc. (REIT)	6,132,872
1,957	Jones Lang LaSalle, Inc.*	290,360
6,148	Kilroy Realty Corp. (REIT)	352,895
12,030	Lamar Advertising Co. Class A (REIT)	1,001,137
319,255	MGM Growth Properties LLC Class A (REIT)	9,992,681
37,934	Mid-America Apartment Communities, Inc. (REIT)	4,805,858
1,888	PS Business Parks, Inc. (REIT)	250,859
21,458	Retail Opportunity Investments Corp. (REIT)	287,323
93,086	Rexford Industrial Realty, Inc. (REIT)	4,571,453
12,420	SBA Communications Corp. (REIT)	3,503,416
84,429	SITE Centers Corp. (REIT)	854,421
17,864	STORE Capital Corp. (REIT)	607,019
14,722	Terreno Realty Corp. (REIT)	861,384
45,708	Ventas, Inc. (REIT)	2,241,520
65,136	VEREIT, Inc. (REIT)	2,461,497

		88,168,874

Retailing – 8.4%
24,763	Amazon.com, Inc.*	80,651,358
1,486	Asbury Automotive Group, Inc.*	216,570
2,286	AutoZone, Inc.*	2,709,916
47,625	Dick’s Sporting Goods, Inc.	2,677,001
34,974	eBay, Inc.	1,757,443
11,982	Home Depot, Inc. (The)	3,182,659
106,353	Kohl’s Corp.	4,327,504
113,366	L Brands, Inc.	4,216,081
108,585	Lowe’s Cos., Inc.	17,428,978
1,541	MercadoLibre, Inc.*	2,581,514
20,014	Murphy USA, Inc.	2,619,232
1,394	O’Reilly Automotive, Inc.*	630,883
8,426	Penske Automotive Group, Inc.	500,420
149,794	Target Corp.	26,443,135
82,095	TJX Cos., Inc. (The)	5,606,267

		155,548,961

Semiconductors & Semiconductor Equipment – 4.6%
218,165	Applied Materials, Inc.	18,827,639
16,182	First Solar, Inc.*	1,600,723
15,046	Inphi Corp.*	2,414,432
31,784	Intel Corp.	1,583,479
3,264	KLA Corp.	845,082
15,650	Lam Research Corp.	7,391,025
61,648	NVIDIA Corp.	32,192,586
46,974	NXP Semiconductors NV	7,469,336
13,204	Power Integrations, Inc.	1,080,879
11,970	QUALCOMM, Inc.	1,823,510
2,395	Teradyne, Inc.	287,137
63,128	Texas Instruments, Inc.	10,361,199

		85,877,027

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 13.0%
44,829	Adobe, Inc.*	$22,419,879
18,021	Black Knight, Inc.*	1,592,155
21,888	Cadence Design Systems, Inc.*	2,986,180
17,268	Citrix Systems, Inc.	2,246,567
95,022	Cognizant Technology Solutions Corp. Class A	7,787,053
1,531	Concentrix Corp.*	151,110
5,074	EPAM Systems, Inc.*	1,818,268
16,958	Fastly, Inc. Class A*(a)	1,481,620
49,352	Fidelity National Information Services, Inc.	6,981,334
20,345	FireEye, Inc.*	469,156
2,902	FleetCor Technologies, Inc.*	791,753
79,080	Fortinet, Inc.*	11,745,752
8,663	Gartner, Inc.*	1,387,726
9,159	International Business Machines Corp.	1,152,935
3,182	Intuit, Inc.	1,208,683
373,480	Microsoft Corp.	83,069,422
37,008	Okta, Inc.*	9,409,654
75,324	Oracle Corp.	4,872,709
6,494	Palo Alto Networks, Inc.*	2,307,903
169,376	PayPal Holdings, Inc.*	39,667,859
5,663	Perficient, Inc.*	269,842
5,399	ServiceNow, Inc.*	2,971,772
1,609	Square, Inc. Class A*	350,183
14,865	Twilio, Inc. Class A*	5,031,802
4,947	VeriSign, Inc.*	1,070,531
9,615	Visa, Inc. Class A	2,103,089
376,161	Western Union Co. (The)	8,252,972
27,322	Workday, Inc. Class A*	6,546,624
4,250	Zoom Video Communications, Inc. Class A*	1,433,610
43,289	Zscaler, Inc.*	8,645,246

		240,223,389

Technology Hardware & Equipment – 8.0%
842,445	Apple, Inc.	111,784,027
1,620	Arista Networks, Inc.*	470,723
10,280	Arrow Electronics, Inc.*	1,000,244
94,239	Keysight Technologies, Inc.*	12,448,030
19,675	Knowles Corp.*	362,610
13,117	Lumentum Holdings, Inc.*	1,243,492
42,942	NetApp, Inc.	2,844,478
824,876	TTM Technologies, Inc.*	11,379,164
25,865	Vishay Intertechnology, Inc.	535,664
5,426	Vontier Corp.*	181,228
91,091	Western Digital Corp.	5,045,531

		147,295,191

Transportation – 2.1%
1,106	AMERCO	502,080
31,353	CSX Corp.	2,845,285
2,107	Kansas City Southern	430,102
18,420	Norfolk Southern Corp.	4,376,776
22,831	Old Dominion Freight Line, Inc.	4,456,155

Common Stocks – (continued)
Transportation – (continued)
36,542	Ryder System, Inc.	2,256,834
155,538	Uber Technologies, Inc.*	7,932,438
61,767	Union Pacific Corp.	12,861,125
2,166	United Parcel Service, Inc. Class B	364,754
28,407	XPO Logistics, Inc.*	3,386,114

		39,411,663

Utilities – 0.9%
25,070	AES Corp. (The)	589,145
3,186	DTE Energy Co.	386,812
54,291	MDU Resources Group, Inc.	1,430,025
15,118	NorthWestern Corp.	881,531
68,737	NRG Energy, Inc.	2,581,074
16,133	OGE Energy Corp.	513,998
50,963	Public Service Enterprise Group, Inc.	2,971,143
61,803	Sempra Energy	7,874,320

		17,228,048

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $996,215,006)		$1,833,038,973

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,153,125	0.026%	$1,153,125
(Cost $1,153,125)

TOTAL INVESTMENTS – 99.1%
(Cost $997,368,131)		$1,834,192,098

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		16,258,226

NET ASSETS – 100.0%		$1,850,450,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 100.3%
Australia – 9.4%
75,791	ASX Ltd. (Diversified Financials)	$4,206,178
68,497	Aurizon Holdings Ltd. (Transportation)	205,794
327,751	BHP Group plc (Materials)	8,654,060
376,795	Brambles Ltd. (Commercial & Professional Services)	3,090,583
167,225	Commonwealth Bank of Australia (Banks)	10,629,160
523,306	Evolution Mining Ltd. (Materials)	2,013,874
472,587	Fortescue Metals Group Ltd. (Materials)	8,536,056
356,243	Goodman Group (REIT)	5,207,372
297,507	Harvey Norman Holdings Ltd. (Retailing)	1,075,129
8,087	JB Hi-Fi Ltd. (Retailing)	303,627
66,874	Magellan Financial Group Ltd. (Diversified Financials)	2,769,812
54,405	Mineral Resources Ltd. (Materials)	1,573,011
32,307	Premier Investments Ltd. (Retailing)	586,106
124,163	Rio Tinto plc ADR (Materials)(a)	9,339,541
162,450	Sonic Healthcare Ltd. (Health Care Equipment & Services)	4,024,995
177,028	Wesfarmers Ltd. (Retailing)	6,880,568
17,741	Worley Ltd. (Energy)	156,699

		69,252,565

Belgium – 0.9%
14,673	D’ieteren SA/NV (Retailing)	1,212,277
58,715	KBC Group NV (Banks)	4,108,944
1,427	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	147,405
25,294	Warehouses De Pauw CVA (REIT)	876,906

		6,345,532

China – 0.5%
168,100	ENN Energy Holdings Ltd. (Utilities)	2,467,658
640,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	1,094,727

		3,562,385

Denmark – 3.0%
2,576	DSV PANALPINA A/S (Transportation)	432,927
166,815	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	11,636,877
10,594	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(b)	180,670
40,300	Vestas Wind Systems A/S (Capital Goods)	9,520,047

		21,770,521

Finland – 1.5%
95,758	Kesko OYJ Class B (Food & Staples Retailing)	2,457,785
114,008	Neste OYJ (Energy)	8,277,410

		10,735,195

Common Stocks – (continued)
France – 7.2%
3,049	Albioma SA (Utilities)	174,437
35,442	BNP Paribas SA (Banks)*	1,871,061
29,031	Bouygues SA (Capital Goods)	1,193,986
5,714	Christian Dior SE (Consumer Durables & Apparel)	3,173,339
304,508	Credit Agricole SA (Banks)*	3,849,570
2,146	Gaztransport Et Technigaz SA (Energy)	207,901
29,457	Gecina SA (REIT)	4,580,566
127	Hermes International (Consumer Durables & Apparel)	136,560
51,710	Legrand SA (Capital Goods)	4,625,802
4,822	Nexity SA (Real Estate)	208,239
38,375	Rexel SA (Capital Goods)*	605,686
11,161	Safran SA (Capital Goods)*	1,581,892
41,306	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,003,502
16,319	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	5,805,394
68,853	Schneider Electric SE (Capital Goods)	9,951,147
67,627	Societe Generale SA (Banks)*	1,405,872
9,374	Teleperformance (Commercial & Professional Services)	3,111,992
206,930	Vivendi SA (Media & Entertainment)	6,674,416

		53,161,362

Germany – 6.1%
15,770	Aareal Bank AG (Banks)*	376,639
45,225	Aurubis AG (Materials)	3,529,296
29,996	Bayerische Motoren Werke AG (Automobiles & Components)	2,647,345
20,925	Daimler AG (Registered) (Automobiles & Components)	1,483,149
169,323	Deutsche Pfandbriefbank AG (Banks)*(b)	1,841,911
154,330	Deutsche Post AG (Registered) (Transportation)	7,644,856
6,930	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	320,456
1,171	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	126,279
24,549	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(c)	2,768,010
3,129	Hornbach Holding AG & Co. KGaA (Retailing)	300,834
36,144	Nemetschek SE (Software & Services)	2,686,163
21,361	SAF-Holland SE (Automobiles & Components)*	291,722
30,465	Scout24 AG (Media & Entertainment)(b)	2,489,412
79,043	Siemens AG (Registered) (Capital Goods)	11,385,866
40,224	Siemens Energy AG (Capital Goods)*	1,474,190
30,859	Volkswagen AG (Preference) (Automobiles & Components)(c)	5,767,050

		45,133,178

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 2.0%
536,400	AIA Group Ltd. (Insurance)	$6,536,636
70,800	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	3,883,503
312,500	Sun Hung Kai Properties Ltd. (Real Estate)	3,996,556

		14,416,695

Ireland – 0.2%
27,765	Smurfit Kappa Group plc (Materials)	1,301,805

Israel – 0.5%
190,911	Plus500 Ltd. (Diversified Financials)	3,782,229

Italy – 3.2%
23,285	Azimut Holding SpA (Diversified Financials)	506,078
17,152	Banca Generali SpA (Diversified Financials)	573,662
93,386	Banca Mediolanum SpA (Diversified Financials)	811,280
829,114	Enel SpA (Utilities)	8,436,016
19,961	Ferrari NV (Automobiles & Components)	4,629,785
539,535	Intesa Sanpaolo SpA (Banks)*	1,275,309
83,698	Poste Italiane SpA (Insurance)(b)	856,127
182,792	Prysmian SpA (Capital Goods)	6,506,051

		23,594,308

Japan – 27.9%
73,500	AGC, Inc. (Capital Goods)	2,570,224
40,200	Aisin Seiki Co. Ltd. (Automobiles & Components)	1,205,567
38,800	Autobacs Seven Co. Ltd. (Retailing)	537,690
2,800	BayCurrent Consulting, Inc. (Commercial & Professional Services)	491,379
65,800	Brother Industries Ltd. (Technology Hardware & Equipment)	1,358,341
13,200	Cawachi Ltd. (Food & Staples Retailing)	375,966
80,700	Chubu Electric Power Co., Inc. (Utilities)	973,886
72,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,846,906
248,800	DCM Holdings Co. Ltd. (Retailing)	2,844,053
7,000	Denka Co. Ltd. (Materials)	273,713
146,400	Dentsu Group, Inc. (Media & Entertainment)	4,357,137
14,900	Doshisha Co. Ltd. (Retailing)	281,399
12,500	EDION Corp. (Retailing)	127,110
1,257,400	ENEOS Holdings, Inc. (Energy)	4,516,206
19,700	FANUC Corp. (Capital Goods)	4,862,928
53,900	Fujitsu Ltd. (Software & Services)	7,790,461
8,700	Furyu Corp. (Consumer Durables & Apparel)	96,284
84,300	H.U. Group Holdings, Inc. (Health Care Equipment & Services)	2,271,727
2,600	Hikari Tsushin, Inc. (Retailing)	610,048

Common Stocks – (continued)
Japan – (continued)
4,000	Hitachi Capital Corp. (Diversified Financials)	96,781
59,400	Hitachi Ltd. (Technology Hardware & Equipment)	2,344,477
242,000	Honda Motor Co. Ltd. (Automobiles & Components)	6,828,344
35,000	Hoya Corp. (Health Care Equipment & Services)	4,847,319
38,800	Itoham Yonekyu Holdings, Inc. (Food, Beverage & Tobacco)	253,244
46,500	Izumi Co. Ltd. (Retailing)	1,684,975
266,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	5,425,024
5,500	Kaneka Corp. (Materials)	192,687
14,700	KDDI Corp. (Telecommunication Services)	435,859
226,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	5,348,344
5,400	Koei Tecmo Holdings Co. Ltd. (Media & Entertainment)	329,663
17,200	Kohnan Shoji Co. Ltd. (Retailing)	535,868
7,600	Komeri Co. Ltd. (Retailing)	214,873
67,200	Konami Holdings Corp. (Media & Entertainment)	3,781,089
63,900	K’s Holdings Corp. (Retailing)	890,369
53,300	Lixil Corp. (Capital Goods)	1,155,899
91,000	M3, Inc. (Health Care Equipment & Services)	8,596,527
441,400	Marubeni Corp. (Capital Goods)	2,940,789
378,300	Mitsubishi Electric Corp. (Capital Goods)	5,717,494
57,500	Mitsubishi Materials Corp. (Materials)	1,211,299
10,000	Mitsui Chemicals, Inc. (Materials)	293,753
16,400	NEC Corp. (Software & Services)	880,838
227,300	Nexon Co. Ltd. (Media & Entertainment)	7,013,320
105,400	NGK Insulators Ltd. (Capital Goods)	1,628,613
24,400	Nihon M&A Center, Inc. (Commercial & Professional Services)	1,631,707
12,900	Nintendo Co. Ltd. (Media & Entertainment)	8,281,044
17,500	Nippon Light Metal Holdings Co. Ltd. (Materials)	324,838
141,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,617,919
38,200	Nipro Corp. (Health Care Equipment & Services)	449,836
13,900	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	409,041
17,900	Nitori Holdings Co. Ltd. (Retailing)	3,742,917
75,100	Nitto Denko Corp. (Materials)	6,727,462
204,000	Nomura Research Institute Ltd. (Software & Services)	7,297,801
4,300	Omron Corp. (Technology Hardware & Equipment)	383,867
37,000	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,114,988

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
5,800	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	$264,842
4,700	PeptiDream, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	239,075
130,700	Rakuten, Inc. (Retailing)	1,257,704
45,800	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	1,923,735
42,400	Ricoh Co. Ltd. (Technology Hardware & Equipment)	278,817
62,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,068,492
18,400	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	355,558
37,100	Seiko Epson Corp. (Technology Hardware & Equipment)	551,311
4,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	107,588
12,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	677,927
31,300	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	1,743,269
44,900	SoftBank Group Corp. (Telecommunication Services)	3,485,815
33,100	Square Enix Holdings Co. Ltd. (Media & Entertainment)	2,006,875
66,000	Subaru Corp. (Automobiles & Components)	1,320,590
269,100	Sumitomo Corp. (Capital Goods)	3,566,370
103,200	Sumitomo Electric Industries Ltd. (Automobiles & Components)	1,367,482
62,300	Sundrug Co. Ltd. (Food & Staples Retailing)	2,489,939
27,300	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	966,950
194,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,038,833
214,600	Teijin Ltd. (Materials)	4,038,366
183,000	TIS, Inc. (Software & Services)	3,751,414
20,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	7,695,395
9,100	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	428,162
87,200	Tosoh Corp. (Materials)	1,362,427
59,800	Toyota Motor Corp. (Automobiles & Components)	4,614,773
45,600	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	1,720,141
861,500	Yamada Holdings Co. Ltd. (Retailing)	4,577,168
930,800	Z Holdings Corp. (Media & Entertainment)	5,632,490

		205,551,401

Luxembourg – 0.6%
51,680	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)*	4,332,946

Common Stocks – (continued)
Malta – 0.0%
27,379	Kindred Group plc SDR (Consumer Services)	267,886

Netherlands – 7.3%
7,483	Akzo Nobel NV (Materials)	803,185
32,242	ASM International NV (Semiconductors & Semiconductor Equipment)	7,035,887
17,088	ASML Holding NV (Semiconductors & Semiconductor Equipment)	8,273,620
102,824	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	6,174,719
26,422	Euronext NV (Diversified Financials)(b)	2,909,901
22,038	EXOR NV (Diversified Financials)	1,790,084
91,568	ING Groep NV (Banks)	851,385
209,761	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	5,917,638
38,536	Koninklijke DSM NV (Materials)	6,627,081
58,683	Koninklijke Philips NV (Health Care Equipment & Services)*	3,161,109
12,965	Randstad NV (Commercial & Professional Services)*	839,259
38,543	Signify NV (Capital Goods)*(b)	1,618,274
26,538	Van Lanschot Kempen NV CVA (Banks)	678,777
82,288	Wolters Kluwer NV (Commercial & Professional Services)	6,942,404

		53,623,323

New Zealand – 0.5%
27,359	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	649,742
39,174	Meridian Energy Ltd. (Utilities)	209,800
25,463	Xero Ltd. (Software & Services)*	2,890,030

		3,749,572

Norway – 1.5%
194,177	DNB ASA (Banks)	3,805,016
229,332	Europris ASA (Retailing)(b)	1,366,751
431,179	Orkla ASA (Food, Beverage & Tobacco)	4,377,517
55,750	SpareBank 1 SMN (Banks)	634,518
47,480	SpareBank 1 SR-Bank ASA (Banks)	504,138

		10,687,940

Singapore – 0.9%
352,633	DBS Group Holdings Ltd. (Banks)	6,682,653

South Africa – 0.9%
191,469	Anglo American plc (Materials)	6,322,734

Spain – 2.1%
79,623	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,645,326
747,999	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,707,537
907,894	Banco Santander SA (Banks)	2,831,121

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
222,847	Bankinter SA (Banks)	$1,208,774
41,914	Cellnex Telecom SA (Telecommunication Services)(b)	2,517,060
51,852	EDP Renovaveis SA (Utilities)	1,444,266
9,993	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	291,760
5,542	Iberdrola SA (Utilities)	79,640
14,643	Viscofan SA (Food, Beverage & Tobacco)	1,038,435

		15,763,919

Sweden – 3.4%
159,284	Boliden AB (Materials)	5,650,977
5,958	Essity AB Class B (Household & Personal Products)	191,962
11,225	Evolution Gaming Group AB (Consumer Services)(b)	1,128,500
70,149	Investor AB Class A (Diversified Financials)	5,080,722
119,326	Kinnevik AB Class B (Diversified Financials)*	5,994,536
71,234	Swedish Match AB (Food, Beverage & Tobacco)	5,543,486
65,848	Volvo AB Class B (Capital Goods)*	1,558,827

		25,149,010

Switzerland – 11.5%
73,295	Adecco Group AG (Registered) (Commercial & Professional Services)	4,881,693
1,002	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	448,111
7,268	Baloise Holding AG (Registered) (Insurance)	1,291,321
11,268	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,258,472
111,858	Nestle SA (Registered) (Food, Beverage & Tobacco)	13,222,881
32,294	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,040,737
49,106	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	17,103,549
20,488	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	5,328,798
185,782	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	6,931,026
11,728	Swiss Life Holding AG (Registered) (Insurance)*	5,470,765
9,401	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,611,025
503,453	UBS Group AG (Registered) (Diversified Financials)	7,088,537
19,596	Zurich Insurance Group AG (Insurance)	8,258,171

		84,935,086

Common Stocks – (continued)
United Kingdom – 8.6%
8,738	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	436,813
1,309,916	Aviva plc (Insurance)	5,826,550
152,511	Barratt Developments plc (Consumer Durables & Apparel)	1,394,271
65,002	BP plc ADR (Energy)	1,333,841
59,407	British American Tobacco plc (Food, Beverage & Tobacco)	2,206,190
244,887	CNH Industrial NV (Capital Goods)*	3,078,332
26,071	Diageo plc (Food, Beverage & Tobacco)	1,031,597
47,546	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	2,590,926
194,685	Experian plc (Commercial & Professional Services)	7,395,819
332,178	Fiat Chrysler Automobiles NV (Automobiles & Components)*	6,001,150
8,321	Games Workshop Group plc (Consumer Durables & Apparel)	1,274,124
10,203	Greggs plc (Consumer Services)*	249,663
68,702	Halma plc (Technology Hardware & Equipment)	2,300,849
86,604	IG Group Holdings plc (Diversified Financials)	1,017,350
251,341	Imperial Brands plc (Food, Beverage & Tobacco)	5,271,773
1,450,071	ITV plc (Media & Entertainment)*	2,113,025
270,098	JD Sports Fashion plc (Retailing)*	3,173,178
45,047	London Stock Exchange Group plc (Diversified Financials)	5,560,446
22,740	National Grid plc (Utilities)	268,728
73,739	Paragon Banking Group plc (Banks)	494,216
65,890	Persimmon plc (Consumer Durables & Apparel)	2,486,873
71,708	Phoenix Group Holdings plc (Insurance)	687,178
2,576	Reckitt Benckiser Group plc (Household & Personal Products)	229,919
69,197	Rentokil Initial plc (Commercial & Professional Services)	482,453
42,054	Segro plc (REIT)	545,682
134,707	Smith & Nephew plc (Health Care Equipment & Services)	2,798,197
17,834	Unilever plc (Household & Personal Products)	1,069,571
32,292	Unilever plc ADR (Household & Personal Products)	1,949,145
293	Vistry Group plc (Consumer Durables & Apparel)*	3,766

		63,271,625

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 0.6%
35,211	Ferguson plc (Capital Goods)	$4,278,149

TOTAL INVESTMENTS – 100.3%
(Cost $522,006,069)		$737,672,019

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,865,853)

NET ASSETS – 100.0%		$735,806,166

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	95	03/19/2021	$4,120,015	$56,607
FTSE 100 Index	17	03/19/2021	1,492,490	(8,107)
Hang Seng Index	2	01/28/2021	351,102	10,378
MSCI Singapore Index	5	01/28/2021	122,314	(331)
SPI 200 Index	5	03/18/2021	629,963	(3,028)
TOPIX Index	12	03/11/2021	2,097,138	61,841

Total Futures Contracts				$117,360

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2020

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,024,374,387, $158,317,350, $996,215,006 and $522,006,069)(a)	$2,705,848,711	$197,043,582	$1,833,038,973	$737,672,019
Investments in affiliated issuers, at value (cost $61,847,593, $30,000, $0 and $0)	61,847,593	30,000	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $5,425,300, $0, $1,153,125 and $0)	5,425,300	—	1,153,125	—
Cash	3,507,769	237,931	26,896,920	5,041,080
Foreign currencies, at value (cost $0, $725,931, $0 and $4,780,973)	—	724,276	—	4,888,579
Receivables:
Investments sold	9,576,736	2,477,715	—	—
Fund shares sold	4,352,194	3,546,226	21,498	629
Dividends	2,543,057	306,322	1,605,478	591,798
Reimbursement from investment adviser	47,906	43,044	—	37,468
Securities lending income	10,842	—	40	177
Foreign tax reclaims	—	1,818,967	—	2,093,003
Variation margin on futures	114,397	—	—	—
Other assets	61,840	27,206	27,454	64,305
Total assets	2,793,336,345	206,255,269	1,862,743,488	750,389,058

Liabilities:
Written options, at value (premiums received $27,797,836, $2,136,870, $0 and $0)	49,891,145	2,303,427	—	—
Variation margin on futures	—	2,726	—	30,700
Payables:
Investments purchased	21,129,336	931,640	—	—
Payable upon return of securities loaned	5,425,300	—	1,153,125	—
Fund shares redeemed	3,099,954	1,657,076	9,834,788	13,770,057
Management fees	1,504,203	140,327	1,033,665	527,244
Distribution and Service fees and Transfer Agency fees	269,966	6,798	88,111	22,278
Accrued expenses	361,080	366,314	183,475	232,613
Total liabilities	81,680,984	5,408,308	12,293,164	14,582,892

Net Assets:
Paid-in capital	2,055,722,613	254,662,372	1,032,579,571	623,068,302
Total distributable earnings (loss)	655,932,748	(53,815,411)	817,870,753	112,737,864
NET ASSETS	$2,711,655,361	$200,846,961	$1,850,450,324	$735,806,166
Net Assets:
Class A	$135,936,631	$2,050,443	$75,583,903	$6,662,394
Class C	118,819,349	621,154	19,501,738	1,059,824
Institutional	1,252,383,480	4,897,447	47,997,115	9,998,096
Service	—	—	1,931,801	—
Investor	402,711,398	4,287,969	15,938,467	9,085,441
Class R6	208,584,064	102,041,057	1,536,722,362	640,212,251
Class P	593,220,439	86,948,891	152,774,938	68,788,160
Total Net Assets	$2,711,655,361	$200,846,961	$1,850,450,324	$735,806,166
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,570,962	286,372	2,537,813	588,731
Class C	8,403,112	89,983	695,615	96,006
Institutional	88,468,852	698,398	1,572,239	885,374
Service	—	—	64,482	—
Investor	28,428,202	612,947	526,734	804,272
Class R6	14,741,337	14,555,028	50,784,145	57,080,654
Class P	41,913,526	12,384,428	5,047,595	6,130,272
Net asset value, offering and redemption price per share:(a)
Class A	$14.20	$7.16	$29.78	$11.32
Class C	14.14	6.90	28.04	11.04
Institutional	14.16	7.01	30.53	11.29
Service	—	—	29.96	—
Investor	14.17	7.00	30.26	11.30
Class R6	14.15	7.01	30.26	11.22
Class P	14.15	7.02	30.27	11.22

(a)	Includes loaned securities having a market value of $5,202,552 and $1,092,125, for the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $15.03, $7.58, $31.51 and $11.98, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2020

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax- Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $239, $836,775, $15,570 and $1,415,362)	$63,306,165	$6,070,991	$16,997,745	$14,148,515

Dividends — affiliated issuers	84,725	532	2,069	394

Securities lending income — affiliated issuer	84,283	59	23,040	9,596

Interest	1,820	—	242	—

Income from non-cash dividends	—	1,566,713	4,724,649	1,396,245

Total investment income	63,476,993	7,638,295	21,747,745	15,554,750

Expenses:

Management fees	18,037,978	1,727,126	11,228,788	5,706,458

Transfer Agency fees(a)	1,772,856	74,375	638,890	229,188

Distribution and Service (12b-1) fees(a)	1,224,189	9,711	301,673	25,121

Custody, accounting and administrative services	358,018	168,575	221,328	293,063

Service fees — Class C	296,676	1,644	44,795	2,655

Printing and mailing costs	215,412	41,972	64,189	48,561

Registration fees	153,801	90,370	108,355	103,546

Professional fees	116,131	124,487	113,047	122,489

Trustee fees	24,714	20,805	23,199	21,553

Shareholder administration fees — Service Shares	—	—	4,099	—

Other	42,087	100,334	36,882	49,062

Total expenses	22,241,862	2,359,399	12,785,245	6,601,696

Less — expense reductions	(1,393,351)	(415,037)	(95,810)	(562,562)

Net expenses	20,848,511	1,944,362	12,689,435	6,039,134

NET INVESTMENT INCOME	42,628,482	5,693,933	9,058,310	9,515,616

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	193,502,499	(36,233,416)	(7,788,429)	(73,617,559)

In-kind transactions from affiliated Underlying Funds	—	—	72,904,346	—

Futures contracts	1,949,296	(457,439)	(178,166)	133,424

Foreign currency transactions	—	204,315	—	357,431

Written options	(36,354,796)	(2,950,642)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	68,489,655	22,539,626	173,716,486	121,707,218

Futures contracts	232,467	(12,168)	—	162,375

Foreign currency translation	—	136,803	—	816

Written options	(1,058,935)	(707,860)	—	—

Net realized and unrealized gain (loss)	226,760,186	(17,480,781)	238,654,237	48,743,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$269,388,668	$(11,786,848)	$247,712,547	$58,259,321

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
U.S. Equity Dividend and Premium	$334,160	$890,029	N/A	$220,973	$195,941	$455,180	N/A	$666,488	$63,711	$170,563
International Equity Dividend and Premium	4,780	4,931	N/A	3,156	1,085	2,407	N/A	7,730	30,915	29,082
U.S. Tax-Managed Equity	163,188	134,386	$4,099	107,483	29,521	17,127	$656	25,673	419,614	38,816
International Tax-Managed Equity	17,155	7,966	N/A	11,323	1,752	4,485	N/A	19,481	173,862	18,285

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:
Net investment income	$42,628,482	$56,637,798	$5,693,933	$9,991,591
Net realized gain (loss)	159,096,999	115,726,671	(39,437,182)	(23,307,170)
Net change in unrealized gain	67,663,187	476,521,746	21,956,401	56,360,622
Net increase (decrease) in net assets resulting from operations	269,388,668	648,886,215	(11,786,848)	43,045,043

Distributions to shareholders:

From distributable earnings:

Class A Shares	(8,813,798)	(12,317,992)	(45,797)	(76,488)

Class C Shares	(7,122,278)	(7,963,688)	(11,424)	(19,707)

Institutional Shares	(86,526,760)	(83,155,476)	(139,608)	(386,903)

Investor Shares	(28,195,263)	(30,565,347)	(108,837)	(333,197)

Class R6 Shares	(14,541,591)	(18,521,538)	(2,843,419)	(4,485,573)

Class P Shares	(41,326,407)	(45,356,789)	(2,619,218)	(4,959,202)

Return of capital

Class A Shares	(34,917)	—	(1,071)	—

Class C Shares	(32,721)	—	(382)	—

Institutional Shares	(320,645)	—	(2,873)	—

Investor Shares	(111,393)	—	(2,391)	—

Class R6 Shares	(57,937)	—	(57,728)	—
Class P Shares	(157,363)	—	(53,449)	—
Total distributions to shareholders	(187,241,073)	(197,880,830)	(5,886,197)	(10,261,070)

From share transactions:

Proceeds from sales of shares	650,146,397	555,903,025	24,809,273	26,833,126

Reinvestment of distributions	169,859,628	178,230,864	5,825,672	10,142,151

Cost of shares redeemed	(1,193,732,492)	(948,128,821)	(110,895,820)	(85,804,588)

Net decrease in net assets resulting from share transactions	(373,726,467)	(213,994,932)	(80,260,875)	(48,829,311)

TOTAL INCREASE (DECREASE)	(291,578,872)	237,010,453	(97,933,920)	(16,045,338)

Net Assets:
Beginning of year	3,003,234,233	2,766,223,780	298,780,881	314,826,219

End of year	$2,711,655,361	$3,003,234,233	$200,846,961	$298,780,881

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$9,058,310	$13,942,061	$9,515,616	$15,139,736

Net realized gain (loss)	64,937,751	26,342,323	(73,126,704)	(17,548,050)

Net change in unrealized gain	173,716,486	345,516,805	121,870,409	125,863,582

Net increase in net assets resulting from operations	247,712,547	385,801,189	58,259,321	123,455,268

Distributions to shareholders:

From distributable earnings:

Class A Shares	(227,570)	(256,162)	(83,262)	(133,362)

Class C Shares	–	—	(4,591)	(5,182)

Institutional Shares	(272,887)	(302,740)	(142,381)	(311,091)

Service Shares	(3,211)	(4,899)	—	—

Investor Shares	(78,104)	(125,263)	(120,706)	(337,602)

Class R6 Shares	(9,022,049)	(10,960,763)	(9,502,533)	(12,928,884)

Class P Shares	(892,356)	(956,057)	(998,750)	(1,284,575)

Return of capital

Class A Shares	(95,505)	—	—	—

Institutional Shares	(58,669)	—	—	—

Service Shares	(2,439)	—	—	—

Investor Shares	(19,743)	—	—	—

Class R6 Shares	(1,942,310)	—	—	—
Class P Shares	(188,413)	—	—	—
Total distributions to shareholders	(12,803,256)	(12,605,884)	(10,852,223)	(15,000,696)

From share transactions:

Proceeds from sales of shares	116,867,565	195,337,423	81,613,669	93,090,956

Proceeds paid in connection with in-kind transactions	(92,360,000)	(25,670,000)	—	—

Reinvestment of distributions	12,717,767	12,530,951	10,851,335	14,995,925

Cost of shares redeemed	(291,799,400)	(172,378,629)	(175,459,100)	(82,269,248)

Net increase (decrease) in net assets resulting from share transactions	(254,574,068)	9,819,745	(82,994,096)	25,817,633

TOTAL INCREASE (DECREASE)	(19,664,777)	383,015,050	(35,586,998)	134,272,205

Net Assets:
Beginning of year	1,870,115,101	1,487,100,051	771,393,164	637,120,959

End of year	$1,850,450,324	$1,870,115,101	$735,806,166	$771,393,164

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.38	$11.46	$13.16	$12.11	$11.34

Net investment income(a)	0.18	0.21	0.21	0.19	0.20

Net realized and unrealized gain (loss)	1.61	2.57	(1.05)	1.61	1.21

Total from investment operations	1.79	2.78	(0.84)	1.80	1.41

Distributions to shareholders from net investment income	(0.19)	(0.21)	(0.22)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)	(0.56)	(0.45)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.97)	(0.86)	(0.86)	(0.75)	(0.64)

Net asset value, end of year	$14.20	$13.38	$11.46	$13.16	$12.11

Total return(c)	13.62%	24.62%	(6.63)%	14.83%	12.73%

Net assets, end of year (in 000s)	$135,937	$195,689	$187,524	$275,451	$294,401

Ratio of net expenses to average net assets	1.09%	1.12%	1.12%	1.13%	1.16%

Ratio of total expenses to average net assets	1.15%	1.16%	1.15%	1.15%	1.19%

Ratio of net investment income to average net assets	1.41%	1.65%	1.61%	1.47%	1.67%

Portfolio turnover rate(d)	39%	26%	37%	34%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.33	$11.41	$13.11	$12.07	$11.31

Net investment income(a)	0.08	0.12	0.11	0.10	0.11

Net realized and unrealized gain (loss)	1.60	2.57	(1.05)	1.60	1.21

Total from investment operations	1.68	2.69	(0.94)	1.70	1.32

Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.12)	(0.10)	(0.11)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)	(0.56)	(0.45)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.87)	(0.77)	(0.76)	(0.66)	(0.56)

Net asset value, end of year	$14.14	$13.33	$11.41	$13.11	$12.07

Total return(c)	12.83%	23.72%	(7.38)%	13.99%	11.92%

Net assets, end of year (in 000s)	$118,819	$141,029	$139,580	$177,178	$142,909

Ratio of net expenses to average net assets	1.84%	1.87%	1.87%	1.88%	1.91%

Ratio of total expenses to average net assets	1.90%	1.91%	1.90%	1.90%	1.94%

Ratio of net investment income to average net assets	0.64%	0.90%	0.86%	0.76%	0.92%

Portfolio turnover rate(d)	39%	26%	37%	34%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.35	$11.43	$13.13	$12.09	$11.31

Net investment income(a)	0.23	0.26	0.27	0.24	0.24

Net realized and unrealized gain (loss)	1.60	2.57	(1.06)	1.60	1.22

Total from investment operations	1.83	2.83	(0.79)	1.84	1.46

Distributions to shareholders from net investment income	(0.24)	(0.26)	(0.27)	(0.24)	(0.23)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)	(0.56)	(0.45)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(1.02)	(0.91)	(0.91)	(0.80)	(0.68)

Net asset value, end of year	$14.16	$13.35	$11.43	$13.13	$12.09

Total return(c)	14.12%	25.06%	(6.28)%	15.31%	13.17%

Net assets, end of year (in 000s)	$1,252,383	$1,242,858	$1,106,179	$2,565,883	$2,062,756

Ratio of net expenses to average net assets	0.72%	0.75%	0.74%	0.74%	0.76%

Ratio of total expenses to average net assets	0.78%	0.77%	0.76%	0.76%	0.79%

Ratio of net investment income to average net assets	1.73%	2.02%	2.01%	1.89%	2.07%

Portfolio turnover rate(d)	39%	26%	37%	34%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.36	$11.44	$13.14	$12.10	$11.33

Net investment income(b)	0.21	0.25	0.25	0.23	0.23

Net realized and unrealized gain (loss)	1.60	2.57	(1.06)	1.60	1.21

Total from investment operations	1.81	2.82	(0.81)	1.83	1.44

Distributions to shareholders from net investment income	(0.22)	(0.25)	(0.25)	(0.23)	(0.22)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)	(0.56)	(0.45)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(1.00)	(0.90)	(0.89)	(0.79)	(0.67)

Net asset value, end of year	$14.17	$13.36	$11.44	$13.14	$12.10

Total return(d)	13.90%	25.00%	(6.47)%	15.18%	12.92%

Net assets, end of year (in 000s)	$402,711	$468,254	$432,136	$473,178	$174,527

Ratio of net expenses to average net assets	0.83%	0.87%	0.87%	0.88%	0.91%

Ratio of total expenses to average net assets	0.90%	0.91%	0.90%	0.90%	0.94%

Ratio of net investment income to average net assets	1.64%	1.90%	1.86%	1.76%	1.90%

Portfolio turnover rate(e)	39%	26%	37%	34%	23%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31,		April 30, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$13.34	$11.42	$12.84

Net investment income(a)	0.23	0.26	0.17

Net realized and unrealized gain (loss)	1.60	2.57	(0.75)

Total from investment operations	1.83	2.83	(0.58)

Distributions to shareholders from net investment income	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	— (b)	—	—

Total distributions	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$14.15	$13.34	$11.42

Total return(c)	14.13%	25.09%	(4.78)%

Net assets, end of period (in 000s)	$208,584	$275,973	$252,381

Ratio of net expenses to average net assets	0.72%	0.74%	0.73	%(d)

Ratio of total expenses to average net assets	0.77%	0.76%	0.76	%(d)

Ratio of net investment income to average net assets	1.77%	2.03%	1.91	%(d)

Portfolio turnover rate(e)	39%	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$13.34	$11.43	$13.12

Net investment income(a)	0.23	0.26	0.18

Net realized and unrealized gain (loss)	1.60	2.56	(1.03)

Total from investment operations	1.83	2.82	(0.85)

Distributions to shareholders from net investment income	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	— (b)	—	—

Total distributions	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$14.15	$13.34	$11.43

Total return(c)	14.05%	25.07%	(6.73)%

Net assets, end of period (in 000s)	$593,220	$679,431	$648,424

Ratio of net expenses to average net assets	0.72%	0.74%	0.73	%(d)

Ratio of total expenses to average net assets	0.77%	0.76%	0.76	%(d)

Ratio of net investment income to average net assets	1.76%	2.03%	1.93	%(d)

Portfolio turnover rate(e)	39%	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.28	$6.55	$7.76	$6.43	$6.56

Net investment income(a)	0.15	0.20	0.20	0.15	0.18

Net realized and unrealized gain (loss)	(0.11)	0.73	(1.22)	1.34	(0.14)

Total from investment operations	0.04	0.93	(1.02)	1.49	0.04

Distributions to shareholders from net investment income	(0.16)	(0.20)	(0.19)	(0.16)	(0.17)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.16)	(0.20)	(0.19)	(0.16)	(0.17)

Net asset value, end of year	$7.16	$7.28	$6.55	$7.76	$6.43

Total return(c)	0.93%	14.42%	(13.34)%	23.36%	0.66%

Net assets, end of year (in 000s)	$2,050	$2,424	$2,232	$3,962	$5,968

Ratio of net expenses to average net assets	1.27%	1.33%	1.34%	1.34%	1.37%

Ratio of total expenses to average net assets	1.48%	1.44%	1.38%	1.34%	1.38%

Ratio of net investment income to average net assets	2.39%	2.86%	2.71%	2.16%	2.87%

Portfolio turnover rate(d)	34%	9%	14%	17%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.02	$6.32	$7.48	$6.21	$6.35

Net investment income(a)	0.10	0.14	0.16	0.09	0.12

Net realized and unrealized gain (loss)	(0.11)	0.71	(1.20)	1.30	(0.14)

Total from investment operations	(0.01)	0.85	(1.04)	1.39	(0.02)

Distributions to shareholders from net investment income	(0.11)	(0.15)	(0.12)	(0.12)	(0.12)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total Distributions	(0.11)	(0.15)	(0.12)	(0.12)	(0.12)

Net asset value, end of year	$6.90	$7.02	$6.32	$7.48	$6.21

Total return(c)	0.18%	13.54%	(14.01)%	22.50%	(0.21)%

Net assets, end of year (in 000s)	$621	$815	$1,252	$4,276	$2,549

Ratio of net expenses to average net assets	2.02%	2.08%	2.09%	2.09%	2.12%

Ratio of total expenses to average net assets	2.23%	2.19%	2.11%	2.09%	2.13%

Ratio of net investment income to average net assets	1.63%	2.11%	2.24%	1.29%	2.00%

Portfolio turnover rate(d)	34%	9%	14%	17%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.14	$6.42	$7.62	$6.32	$6.46

Net investment income(a)	0.16	0.22	0.31	0.18	0.19

Net realized and unrealized gain (loss)	(0.10)	0.73	(1.29)	1.31	(0.14)

Total from investment operations	0.06	0.95	(0.98)	1.49	0.05

Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.22)	(0.19)	(0.19)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total Distributions	(0.19)	(0.23)	(0.22)	(0.19)	(0.19)

Net asset value, end of year	$7.01	$7.14	$6.42	$7.62	$6.32

Total return(c)	1.18%	14.82%	(12.96)%	23.85%	0.92%

Net assets, end of year (in 000s)	$4,897	$12,005	$15,696	$399,955	$307,311

Ratio of net expenses to average net assets	0.92%	0.95%	0.95%	0.95%	0.97%

Ratio of total expenses to average net assets	1.10%	1.06%	0.95%	0.95%	0.98%

Ratio of net investment income to average net assets	2.51%	3.28%	4.12%	2.58%	3.08%

Portfolio turnover rate(d)	34%	9%	14%	17%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.12	$6.41	$7.60	$6.31	$6.44

Net investment income(b)	0.15	0.21	0.20	0.17	0.17

Net realized and unrealized gain (loss)	(0.09)	0.72	(1.18)	1.30	(0.11)

Total from investment operations	0.06	0.93	(0.98)	1.47	0.06

Distributions to shareholders from net investment income	(0.18)	(0.22)	(0.21)	(0.18)	(0.19)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.18)	(0.22)	(0.21)	(0.18)	(0.19)

Net asset value, end of year	$7.00	$7.12	$6.41	$7.60	$6.31

Total return(d)	1.20%	14.71%	(13.10)%	23.58%	0.96%

Net assets, end of year (in 000s)	$4,288	$8,915	$8,207	$6,048	$2,111

Ratio of net expenses to average net assets	1.03%	1.08%	1.09%	1.09%	1.12%

Ratio of total expenses to average net assets	1.23%	1.19%	1.14%	1.09%	1.13%

Ratio of net investment income to average net assets	2.39%	3.14%	2.76%	2.36%	2.64%

Portfolio turnover rate(e)	34%	9%	14%	17%	18%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31,		April 30, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$7.13	$6.42	$7.60

Net investment income(a)	0.17	0.22	0.08

Net realized and unrealized gain (loss)	(0.10)	0.72	(1.07)

Total from investment operations	0.07	0.94	(0.99)

Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	— (b)	—	—

Total distributions	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$7.01	$7.13	$6.42

Total return(c)	1.34%	14.85%	(13.25)%

Net assets, end of period (in 000s)	$102,041	$136,241	$125,311

Ratio of net expenses to average net assets	0.90%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	1.10%	1.05%	1.03	%(d)

Ratio of net investment income to average net assets	2.70%	3.23%	1.81	%(d)

Portfolio turnover rate(e)	34%	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$7.14	$6.43	$7.71

Net investment income(a)	0.17	0.22	0.09

Net realized and unrealized gain (loss)	(0.10)	0.72	(1.18)

Total from investment operations	0.07	0.94	(1.09)

Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	— (b)	—	—

Total distributions	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$7.02	$7.14	$6.43

Total return(c)	1.33%	14.83%	(14.35)%

Net assets, end of period (in 000s)	$86,949	$138,381	$162,129

Ratio of net expenses to average net assets	0.90%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	1.10%	1.05%	1.03	%(d)

Ratio of net investment income to average net assets	2.67%	3.26%	1.81	%(d)

Portfolio turnover rate(e)	34%	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$25.54	$20.43	$22.37	$18.75	$17.28

Net investment income(a)	0.06	0.11	0.10	0.13	0.11

Net realized and unrealized gain (loss)	4.31	5.09	(1.93)	3.60	1.47

Total from investment operations	4.37	5.20	(1.83)	3.73	1.58

Distributions to shareholders from net investment income	(0.09)	(0.09)	(0.11)	(0.11)	(0.11)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.13)	(0.09)	(0.11)	(0.11)	(0.11)

Net asset value, end of year	$29.78	$25.54	$20.43	$22.37	$18.75

Total return(b)	17.06%	25.48%	(8.15)%	19.88%	9.09%

Net assets, end of year (in 000s)	$75,584	$68,427	$57,833	$50,218	$51,206

Ratio of net expenses to average net assets	1.08%	1.10%	1.14%	1.15%	1.17%

Ratio of total expenses to average net assets	1.12%	1.13%	1.14%	1.15%	1.17%

Ratio of net investment income to average net assets	0.24%	0.47%	0.44%	0.61%	0.61%

Portfolio turnover rate(c)	177%	205%	152%	108%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$24.11	$19.36	$21.24	$17.86	$16.48

Net investment loss(a)	(0.13)	(0.06)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss)	4.06	4.81	(1.81)	3.41	1.40

Total from investment operations	3.93	4.75	(1.88)	3.38	1.38

Net asset value, end of year	$28.04	$24.11	$19.36	$21.24	$17.86

Total return(b)	16.25%	24.54%	(8.85)%	18.93%	8.35%

Net assets, end of year (in 000s)	$19,502	$18,341	$14,380	$22,337	$22,512

Ratio of net expenses to average net assets	1.83%	1.85%	1.88%	1.90%	1.92%

Ratio of total expenses to average net assets	1.87%	1.88%	1.89%	1.90%	1.92%

Ratio of net investment loss to average net assets	(0.53)%	(0.28)%	(0.33)%	(0.14)%	(0.15)%

Portfolio turnover rate(c)	177%	205%	152%	108%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$26.16	$20.91	$22.71	$19.04	$17.53

Net investment income(a)	0.15	0.20	0.19	0.21	0.18

Net realized and unrealized gain (loss)	4.43	5.23	(1.97)	3.65	1.51

Total from investment operations	4.58	5.43	(1.78)	3.86	1.69

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.02)	(0.19)	(0.18)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.21)	(0.18)	(0.02)	(0.19)	(0.18)

Net asset value, end of year	$30.53	$26.16	$20.91	$22.71	$19.04

Total return(b)	17.48%	25.90%	(7.78)%	20.29%	9.61%

Net assets, end of year (in 000s)	$47,997	$45,718	$34,812	$1,395,335	$1,057,850

Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.75%	0.77%

Ratio of total expenses to average net assets	0.75%	0.75%	0.74%	0.75%	0.77%

Ratio of net investment income to average net assets	0.56%	0.83%	0.79%	1.02%	1.01%

Portfolio turnover rate(c)	177%	205%	152%	108%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$25.70	$20.57	$22.51	$18.88	$17.33

Net investment income(a)	0.02	0.08	0.08	0.11	0.09

Net realized and unrealized gain (loss)	4.33	5.13	(1.94)	3.61	1.49

Total from investment operations	4.35	5.21	(1.86)	3.72	1.58

Distributions to shareholders from net investment income	(0.05)	(0.08)	(0.08)	(0.09)	(0.03)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.09)	(0.08)	(0.08)	(0.09)	(0.03)

Net asset value, end of year	$29.96	$25.70	$20.57	$22.51	$18.88

Total return(b)	16.87%	25.31%	(8.26)%	19.71%	9.07%

Net assets, end of year (in 000s)	$1,932	$1,649	$732	$736	$614

Ratio of net expenses to average net assets	1.24%	1.24%	1.25%	1.25%	1.27%

Ratio of total expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.27%

Ratio of net investment income to average net assets	0.08%	0.33%	0.33%	0.52%	0.53%

Portfolio turnover rate(c)	177%	205%	152%	108%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$25.93	$20.73	$22.70	$19.03	$17.54

Net investment income(b)	0.12	0.17	0.16	0.18	0.15

Net realized and unrealized gain (loss)	4.40	5.18	(1.97)	3.65	1.50

Total from investment operations	4.52	5.35	(1.81)	3.83	1.65

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.16)	(0.16)	(0.16)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.19)	(0.15)	(0.16)	(0.16)	(0.16)

Net asset value, end of year	$30.26	$25.93	$20.73	$22.70	$19.03

Total return(c)	17.38%	25.82%	(7.95)%	20.14%	9.40%

Net assets, end of year (in 000s)	$15,938	$21,591	$17,894	$17,251	$14,262

Ratio of net expenses to average net assets	0.83%	0.85%	0.89%	0.90%	0.92%

Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.90%	0.93%

Ratio of net investment income to average net assets	0.46%	0.72%	0.68%	0.88%	0.84%

Portfolio turnover rate(d)	177%	205%	152%	108%	118%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,		April 30, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$25.93	$20.73	$22.93

Net investment income(a)	0.15	0.20	0.13

Net realized and unrealized gain (loss)	4.40	5.18	(2.14)

Total from investment operations	4.55	5.38	(2.01)

Distributions to shareholders from net investment income	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	(0.04)	—	—

Total distributions	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$30.26	$25.93	$20.73

Total return(b)	17.49%	25.96%	(8.72)%

Net assets, end of period (in 000s)	$1,536,722	$1,575,990	$1,263,556

Ratio of net expenses to average net assets	0.73%	0.73%	0.74	%(c)

Ratio of total expenses to average net assets	0.74%	0.74%	0.74	%(c)

Ratio of net investment income to average net assets	0.57%	0.84%	0.85	%(c)

Portfolio turnover rate(d)	177%	205%	152%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$25.94	$20.74	$23.43

Net investment income(a)	0.15	0.20	0.16

Net realized and unrealized gain (loss)	4.40	5.18	(2.66)

Total from investment operations	4.55	5.38	(2.50)

Distributions to shareholders from net investment income	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	(0.04)	—	—

Total distributions	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$30.27	$25.94	$20.74

Total return(b)	17.48%	25.94%	(10.62)%

Net assets, end of period (in 000s)	$152,775	$138,399	$97,892

Ratio of net expenses to average net assets	0.73%	0.73%	0.74	%(c)

Ratio of total expenses to average net assets	0.74%	0.74%	0.75	%(c)

Ratio of net investment income to average net assets	0.59%	0.83%	0.95	%(c)

Portfolio turnover rate(d)	177%	205%	152%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.43	$8.93	$10.93	$8.62	$8.67

Net investment income(a)	0.10	0.18	0.18	0.11	0.12

Net realized and unrealized gain (loss)	0.92	1.49	(2.03)	2.38	(0.04)

Total from investment operations	1.02	1.67	(1.85)	2.49	0.08

Distributions to shareholders from net investment income	(0.13)	(0.17)	(0.15)	(0.18)	(0.13)

Net asset value, end of year	$11.32	$10.43	$8.93	$10.93	$8.62

Total return(b)	9.75%	18.66%	(16.86)%	28.85%	0.93%

Net assets, end of year (in 000s)	$6,662	$8,419	$8,145	$9,429	$5,082

Ratio of net expenses to average net assets	1.23%	1.25%	1.29%	1.31%	1.38%

Ratio of total expenses to average net assets	1.36%	1.37%	1.37%	1.36%	1.39%

Ratio of net investment income to average net assets	1.07%	1.81%	1.69%	1.04%	1.37%

Portfolio turnover rate(c)	177%	231%	177%	134%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.18	$8.68	$10.59	$8.39	$8.45

Net investment income(a)	0.03	0.12	0.10	0.04	0.06

Net realized and unrealized gain (loss)	0.88	1.42	(1.94)	2.30	(0.05)

Total from investment operations	0.91	1.54	(1.84)	2.34	0.01

Distributions to shareholders from net investment income	(0.05)	(0.04)	(0.07)	(0.14)	(0.07)

Net asset value, end of year	$11.04	$10.18	$8.68	$10.59	$8.39

Total return(b)	8.89%	17.74%	(17.39)%	27.85%	0.11%

Net assets, end of year (in 000s)	$1,060	$1,308	$2,551	$2,661	$1,012

Ratio of net expenses to average net assets	1.98%	2.01%	2.04%	2.06%	2.13%

Ratio of total expenses to average net assets	2.11%	2.12%	2.12%	2.11%	2.14%

Ratio of net investment income to average net assets	0.33%	1.25%	1.01%	0.40%	0.67%

Portfolio turnover rate(c)	177%	231%	177%	134%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.40	$8.91	$10.85	$8.54	$8.59

Net investment income(a)	0.13	0.21	0.31	0.17	0.16

Net realized and unrealized gain (loss)	0.92	1.48	(2.10)	2.34	(0.05)

Total from investment operations	1.05	1.69	(1.79)	2.51	0.11

Distributions to shareholders from net investment income	(0.16)	(0.20)	(0.15)	(0.20)	(0.16)

Net asset value, end of year	$11.29	$10.40	$8.91	$10.85	$8.54

Total return(b)	10.11%	19.01%	(16.49)%	29.42%	1.26%

Net assets, end of year (in 000s)	$9,998	$15,783	$16,948	$619,288	$519,135

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.92%	0.98%

Ratio of total expenses to average net assets	0.99%	0.99%	0.96%	0.97%	0.99%

Ratio of net investment income to average net assets	1.36%	2.11%	2.87%	1.74%	1.90%

Portfolio turnover rate(c)	177%	231%	177%	134%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.40	$8.91	$10.91	$8.61	$8.65

Net investment income(b)	0.13	0.20	0.19	0.13	0.15

Net realized and unrealized gain (loss)	0.92	1.48	(2.00)	2.36	(0.05)

Total from investment operations	1.05	1.68	(1.81)	2.49	0.10

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.19)	(0.19)	(0.14)

Net asset value, end of year	$11.30	$10.40	$8.91	$10.91	$8.61

Total return(c)	10.09%	18.90%	(16.66)%	29.09%	1.21%

Net assets, end of year (in 000s)	$9,085	$18,290	$14,008	$15,547	$1,251

Ratio of net expenses to average net assets	0.98%	1.00%	1.04%	1.05%	1.13%

Ratio of total expenses to average net assets	1.11%	1.12%	1.12%	1.11%	1.14%

Ratio of net investment income to average net assets	1.38%	2.06%	1.82%	1.30%	1.76%

Portfolio turnover rate(d)	177%	231%	177%	134%	125%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,		April 30, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.33	$8.85	$10.92

Net investment income(a)	0.14	0.21	0.08

Net realized and unrealized gain (loss)	0.92	1.47	(1.95)

Total from investment operations	1.06	1.68	(1.87)

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$11.22	$10.33	$8.85

Total return(b)	10.20%	19.05%	(17.07)%

Net assets, end of period (in 000s)	$640,212	$660,555	$530,891

Ratio of net expenses to average net assets	0.89%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	0.97%	0.98%	0.99	%(c)

Ratio of net investment income to average net assets	1.42%	2.12%	1.14	%(c)

Portfolio turnover rate(d)	177%	231%	177%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,		April 17, 2018* to December 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.34	$8.86	$11.07

Net investment income(a)	0.14	0.21	0.10

Net realized and unrealized gain (loss)	0.91	1.47	(2.11)

Total from investment operations	1.05	1.68	(2.01)

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$11.22	$10.34	$8.86

Total return(b)	10.09%	19.02%	(18.09)%

Net assets, end of period (in 000s)	$68,788	$67,038	$64,578

Ratio of net expenses to average net assets	0.89%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	0.98%	0.98%	1.00	%(c)

Ratio of net investment income to average net assets	1.45%	2.15%	1.43	%(c)

Portfolio turnover rate(d)	177%	231%	177%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional, Investor, R6 and P	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

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Notes to Financial Statements (continued)

December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and

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Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$21,363,877	$—	$—

North America	2,666,769,782	—	—

South America	17,715,052	—	—

Investment Company	61,847,593	—	—

Securities Lending Reinvestment Vehicle	5,425,300	—	—

Total	$2,773,121,604	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type

Assets(a)

Futures Contracts	$262,442	$—	$—

Liabilities

Written Options Contracts	$(49,891,145)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(b)

Africa	$—	$66	$—

Asia	230,969	60,322,301	—

Australia and Oceania	3,405,661	15,049,636	—

Europe	10,121,866	107,662,095	—

South America	—	250,988	—

Investment Company	30,000	—	—

Total	$13,788,496	$183,285,086	$—

Derivative Type

Liabilities

Futures Contracts(a)	$(17,782)	$—	$—

Written Options Contracts	(2,303,427)	—	—

Total	$(2,321,209)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(b)

Asia	$2,798,951	$—	$—

Europe	8,670,734	—	—

North America	1,818,578,820	—	—

South America	2,990,468	—	—

Securities Lending Reinvestment Vehicle	1,153,125	—	—

Total	$1,834,192,098	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$6,322,734	$—

Asia	—	233,995,363	—

Australia and Oceania	9,339,541	63,662,596	—

Europe	32,884,898	387,188,738	—

North America	—	4,278,149	—

Total	$42,224,439	$695,447,580	$—

Derivative Type

Assets(b)

Futures Contracts	$128,826	$—	$—

Liabilities(b)

Futures Contracts	$(11,466)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on futures Contracts	$262,442	(a)	Payable for written options, at value	$(49,891,145)
International Equity Dividend and Premium	Equity	—	—		Variation margin on futures contracts and payable for written options, at value	(2,321,209)	(a)
International Tax-Managed Equity	Equity	Variation margin on futures contracts	128,826	(a)	Variation margin on futures contracts	(11,466)(a)
Total			$391,268			$(52,223,820)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2020 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(34,405,500)	$(826,468)	2,439
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(3,408,081)	(720,028)	1,054
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(178,166)	—	—
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	133,424	162,375	41
Total			$(37,858,323)	$(1,384,121)	3,534

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Management Rate						Effective Net Management Rate^
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.70%	0.67	%*
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.67	0.67
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	Effective April 29, 2020, GSAM agreed to waive a portion of its management fees in an amount equal to 0.04% as an annual percentage of the Fund’s average daily net assets. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $42,348, $462, $579 and $192 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$19,373	$6
International Equity Dividend and Premium	387	—
U.S. Tax-Managed Equity	4,923	—
International Tax-Managed Equity	120	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, such fee was 0.17% of the average daily net assets of the Class A, Class C and Investor Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05%, 0.04% and 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Tax-Managed Equity, U.S. Tax-Managed Equity and U.S. Equity Dividend and Premium Funds, respectively. This arrangement will remain in effect through at least April 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to April 29, 2020 the transfer agency fee waiver was equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium Fund.

Effective April 29, 2020, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to April 29, 2020, there was no transfer agency waiver in place for this Fund.

Transfer Agency Fee Waivers (Class A, Class C, and Investor Shares)
Fund	Before April 29, 2020	As of April 29, 2020
U.S. Equity Dividend & Premium	0.01%	0.02%
International Equity Dividend & Premium	—	0.03%
U.S. Tax-Managed Equity Fund	0.04%	0.04%
International Tax-Managed Equity Fund	0.05%	0.05%

*	These arrangements will remain in effect through at least April 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.044%, 0.044% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to April 29, 2020, the Other Expense limitation was 0.094% for the International Equity Dividend and Premium Fund. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Waivers/Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$727,319	$549,624	$8,040	$108,368	$1,393,351
International Equity Dividend and Premium	462	412,982	337	1,256	415,037
U.S. Tax-Managed Equity	579	—	55,738	39,493	95,810
International Tax-Managed Equity	192	544,265	8,270	9,835	562,562

G.  Line of Credit Facility — As of December 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$71,990,719	$698,314,880	$(708,458,006)	$61,847,593	61,847,593	$84,725
International Equity Dividend and Premium	—	15,356,189	(15,326,189)	30,000	30,000	532
U.S. Tax-Managed Equity	—	22,617,254	(22,617,254)	—	—	2,069
International Tax-Managed Equity	—	7,864,457	(7,864,457)	—	—	394
As of December 31, 2020, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	8%	—%
International Equity Dividend and Premium	52	—
U.S. Tax-Managed Equity	—	83
International Tax-Managed Equity	—	87

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$1,024,858,257	$1,573,963,828
International Equity Dividend and Premium	71,690,488	159,027,884
U.S. Tax-Managed Equity	2,929,714,898	3,089,314,524
International Tax-Managed Equity	1,172,348,453	1,244,300,173

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Goldman Sachs International Equity Dividend and Premium and International Tax-Managed Equity Funds did not have securities on loan as of December 31, 2020.

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Notes to Financial Statements (continued)

December 31, 2020

7. SECURITIES LENDING (continued)

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$9,371	$1,453
International Equity Dividend and Premium	7	—
U.S. Tax-Managed Equity	2,551	5,962
International Tax-Managed Equity	1,065	2

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020
U.S. Equity Dividend and Premium	$242,125	$41,689,605	$(36,506,430)	$5,425,300
International Equity Dividend and Premium	—	311,280	(311,280)	—
U.S. Tax-Managed Equity	1,661,100	41,082,192	(41,590,167)	1,153,125
International Tax-Managed Equity	—	23,696,469	(23,696,469)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$43,341,396	$5,768,303	$10,496,177	$10,852,223
Net long-term capital gains	143,184,701	—	—	—
Return of capital	714,976	117,894	2,307,079	—
Total taxable distributions	$187,241,073	$5,886,197	$12,803,256	$10,852,223

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$81,396,313	$10,261,070	$12,605,884	$15,000,696
Net long-term capital gains	116,484,517	—	—	—
Total taxable distributions	$197,880,830	$10,261,070	$12,605,884	$15,000,696

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$—	$—	$—	$1,266,334
Capital loss carryforwards:
Perpetual Long-term	$—	$(79,228,902)	$—	$—
Perpetual Short-term	—	(9,494,589)	(18,834,893)	(100,711,883)
Total capital loss carryforwards	$—	$(88,723,491)	$(18,834,893)	$(100,711,883)
Timing differences (Real Estate Investment Trusts/Post October Capital Loss Deferral)	(25,484,616)	(3,625,468)	344,776	—
Unrealized gains — net	681,417,364	38,533,548	836,360,870	212,183,413
Total accumulated gains (losses) — net	$655,932,748	$(53,815,411)	$817,870,753	$112,737,864

As of December 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,069,873,373	$158,452,562	$997,831,228	$525,880,456
Gross unrealized gain	802,057,443	51,927,496	842,155,129	212,752,991
Gross unrealized loss	(120,640,079)	(13,393,948)	(5,794,259)	(569,578)
Net unrealized gain	$681,417,364	$38,533,548	$836,360,870	$212,183,413

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

The U.S. Tax-Managed Equity Fund reclassified $72,904,347 from distributable earnings to paid in capital for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2020

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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9. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Mayalysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,601,527	$34,248,716	3,056,373	$39,285,764
Reinvestment of distributions	584,009	7,945,436	889,529	11,728,159
Shares redeemed	(8,235,498)	(98,280,277)	(5,691,011)	(73,349,134)
	(5,049,962)	(56,086,125)	(1,745,109)	(22,335,211)
Class C Shares
Shares sold	833,219	11,031,713	924,958	12,022,572
Reinvestment of distributions	471,148	6,434,889	515,817	6,770,001
Shares redeemed	(3,483,419)	(44,305,190)	(3,088,704)	(39,697,509)
	(2,179,052)	(26,838,588)	(1,647,929)	(20,904,936)
Institutional Shares
Shares sold	38,250,549	483,838,534	27,399,731	351,102,955
Reinvestment of distributions	5,239,327	71,089,349	4,962,564	65,296,301
Shares redeemed	(48,141,547)	(590,714,675)	(36,040,359)	(462,689,279)
	(4,651,671)	(35,786,792)	(3,678,064)	(46,290,023)
Investor Shares
Shares sold	5,801,640	73,329,566	7,827,033	100,019,002
Reinvestment of distributions	2,092,102	28,306,656	2,321,996	30,558,077
Shares redeemed	(14,526,808)	(184,500,914)	(12,878,406)	(164,733,986)
	(6,633,066)	(82,864,692)	(2,729,377)	(34,156,907)
Class R6 Shares
Shares sold	426,781	5,834,309	974,711	12,338,634
Reinvestment of distributions	1,083,068	14,599,528	1,408,914	18,521,537
Shares redeemed	(7,453,462)	(88,937,447)	(3,791,893)	(48,917,286)
	(5,943,613)	(68,503,610)	(1,408,268)	(18,057,115)
Class P Shares
Shares sold	3,523,930	41,863,559	3,169,633	41,134,098
Reinvestment of distributions	3,070,150	41,483,770	3,449,581	45,356,789
Shares redeemed	(15,593,577)	(186,993,989)	(12,455,055)	(158,741,627)
	(8,999,497)	(103,646,660)	(5,835,841)	(72,250,740)

NET DECREASE	(33,456,861)	$(373,726,467)	(17,044,588)	$(213,994,932)

88

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	46,550	$307,171	160,640	$1,119,609
Reinvestment of distributions	7,439	46,424	10,917	76,450
Shares redeemed	(100,693)	(611,124)	(179,244)	(1,253,699)
	(46,704)	(257,529)	(7,687)	(57,640)
Class C Shares
Shares sold	6,152	39,218	9,109	61,265
Reinvestment of distributions	1,935	11,582	2,875	19,416
Shares redeemed	(34,158)	(210,609)	(93,967)	(633,239)
	(26,071)	(159,809)	(81,983)	(552,558)
Institutional Shares
Shares sold	109,441	689,860	234,100	1,609,386
Reinvestment of distributions	13,616	82,624	38,991	268,313
Shares redeemed	(1,106,946)	(6,253,743)	(1,033,864)	(6,863,677)
	(983,889)	(5,481,259)	(760,773)	(4,985,978)
Investor Shares
Shares sold	351,438	2,270,728	615,772	4,164,770
Reinvestment of distributions	18,330	111,228	48,627	333,197
Shares redeemed	(1,009,587)	(6,010,595)	(692,609)	(4,761,589)
	(639,819)	(3,628,639)	(28,210)	(263,622)
Class R6 Shares
Shares sold	1,662,305	9,561,833	1,840,630	12,532,967
Reinvestment of distributions	475,235	2,901,147	652,849	4,485,573
Shares redeemed	(6,685,693)	(39,308,643)	(2,906,720)	(19,966,896)
	(4,548,153)	(26,845,663)	(413,241)	(2,948,356)
Class P Shares
Shares sold	1,965,602	11,940,463	1,083,033	7,345,129
Reinvestment of distributions	438,126	2,672,667	721,069	4,959,202
Shares redeemed	(9,393,621)	(58,501,106)	(7,644,217)	(52,325,488)
	(6,989,893)	(43,887,976)	(5,840,115)	(40,021,157)

NET DECREASE	(13,234,529)	$(80,260,875)	(7,132,009)	$(48,829,311)

89

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	230,549	$5,826,973	367,737	$8,754,341
Reinvestment of distributions	10,190	300,211	9,519	242,819
Shares redeemed	(382,518)	(9,101,459)	(528,967)	(12,305,907)
	(141,779)	(2,974,275)	(151,711)	(3,308,747)
Class C Shares
Shares sold	82,376	1,977,542	171,848	3,814,200
Shares redeemed	(147,321)	(3,483,352)	(153,960)	(3,398,831)
	(64,945)	(1,505,810)	17,888	415,369
Institutional Shares
Shares sold	254,054	6,269,384	346,325	8,423,356
Reinvestment of distributions	8,905	268,931	9,234	241,277
Shares redeemed	(438,418)	(11,073,817)	(272,332)	(6,472,774)
	(175,459)	(4,535,502)	83,227	2,191,859
Service Shares
Shares sold	12,129	243,756	35,178	818,458
Reinvestment of distributions	191	5,650	191	4,899
Shares redeemed	(12,000)	(271,889)	(6,815)	(157,801)
	320	(22,483)	28,554	665,556
Investor Shares
Shares sold	32,763	873,594	139,533	3,303,231
Reinvestment of distributions	3,269	97,847	4,831	125,136
Shares redeemed	(341,975)	(7,367,830)	(174,752)	(4,115,511)
	(305,943)	(6,396,389)	(30,388)	(687,144)
Class R6 Shares
Shares sold	3,162,038	80,532,569	4,886,035	115,485,900
Reinvestment of distributions	366,333	10,964,359	423,195	10,960,763
Shares redeemed	(9,922,219)	(233,723,879)	(4,368,806)	(105,022,152)
Shares redeemed in connection with in-kind transactions	(3,599,438)	(92,360,000)	(1,108,855)	(25,670,000)
	(9,993,286)	(234,586,951)	(168,431)	(4,245,489)
Class P Shares
Shares sold	808,573	21,143,747	1,231,197	29,067,937
Reinvestment of distributions	36,098	1,080,769	36,899	956,057
Shares redeemed	(1,132,969)	(26,777,174)	(652,654)	(15,235,653)
	(288,298)	(4,552,658)	615,442	14,788,341

NET INCREASE (DECREASE)	(10,969,390)	$(254,574,068)	394,581	$9,819,745

90

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	84,208	$821,313	161,876	$1,590,795
Reinvestment of distributions	7,405	83,156	12,810	133,226
Shares redeemed	(310,258)	(3,026,467)	(279,348)	(2,759,236)
	(218,645)	(2,121,998)	(104,662)	(1,035,215)
Class C Shares
Shares sold	8,916	89,144	12,295	118,240
Reinvestment of distributions	419	4,591	499	5,069
Shares redeemed	(41,872)	(396,482)	(178,255)	(1,676,685)
	(32,537)	(302,747)	(165,461)	(1,553,376)
Institutional Shares
Shares sold	425,300	3,682,625	968,265	9,288,202
Reinvestment of distributions	12,653	141,843	29,745	308,452
Shares redeemed	(1,069,674)	(9,576,961)	(1,383,081)	(13,552,150)
	(631,721)	(5,752,493)	(385,071)	(3,955,496)
Investor Shares
Shares sold	363,286	3,346,656	737,469	7,144,162
Reinvestment of distributions	10,746	120,463	32,374	335,718
Shares redeemed	(1,327,906)	(12,221,352)	(583,575)	(5,718,058)
	(953,874)	(8,754,233)	186,268	1,761,822
Class R6 Shares
Shares sold	5,488,866	50,095,940	6,844,339	66,290,099
Reinvestment of distributions	853,777	9,502,533	1,255,232	12,928,884
Shares redeemed	(13,180,661)	(120,467,112)	(4,148,192)	(40,824,557)
	(6,838,018)	(60,868,639)	3,951,379	38,394,426
Class P Shares
Shares sold	2,908,942	23,577,991	903,808	8,659,459
Reinvestment of distributions	89,654	998,749	124,595	1,284,575
Shares redeemed	(3,351,805)	(29,770,726)	(1,835,911)	(17,738,562)
	(353,209)	(5,193,986)	(807,508)	(7,794,528)

NET INCREASE (DECREASE)	(9,028,004)	$(82,994,096)	2,674,945	$25,817,633

91

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

93

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Class A
Actual	$1,000	$1,186.80		$5.83	$1,000	$1,178.90		$6.68	$1,000	$1,208.90		$5.94	$1,000	$1,213.00		$6.79
Hypothetical 5% return	1,000	1,019.81	+	5.38	1,000	1,019.00	+	6.19	1,000	1,019.76	+	5.43	1,000	1,019.00	+	6.19
Class C
Actual	1,000	1,183.00		9.93	1,000	1,174.20		10.77	1,000	1,205.00		10.09	1,000	1,207.80		10.93
Hypothetical 5% return	1,000	1,016.04	+	9.17	1,000	1,015.23	+	9.98	1,000	1,015.99	+	9.22	1,000	1,015.23	+	9.98
Institutional
Actual	1,000	1,189.50		3.91	1,000	1,181.60		4.83	1,000	1,211.40		4.17	1,000	1,214.70		5.01
Hypothetical 5% return	1,000	1,021.57	+	3.61	1,000	1,020.71	+	4.47	1,000	1,021.37	+	3.81	1,000	1,020.61	+	4.57
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,208.20		6.88	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.90	+	6.29	N/A	N/A		N/A
Investor
Actual	1,000	1,187.90		4.45	1,000	1,181.30		5.32	1,000	1,210.70		4.61	1,000	1,214.50		5.40
Hypothetical 5% return	1,000	1,021.06	+	4.12	1,000	1,020.26	+	4.93	1,000	1,020.96	+	4.22	1,000	1,020.26	+	4.93
Class R6
Actual	1,000	1,189.70		3.85	1,000	1,181.60		4.77	1,000	1,211.40		4.11	1,000	1,215.20		4.96
Hypothetical 5% return	1,000	1,021.62	+	3.56	1,000	1,020.76	+	4.42	1,000	1,021.42	+	3.76	1,000	1,020.66	+	4.52
Class P
Actual	1,000	1,188.80		3.85	1,000	1,181.30		4.77	1,000	1,211.30		4.11	1,000	1,213.90		4.95
Hypothetical 5% return	1,000	1,021.62	+	3.56	1,000	1,020.76	+	4.42	1,000	1,021.42	+	3.76	1,000	1,020.66	+	4.52

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
U.S. Equity Dividend and Premium	1.06%	1.81%	0.71%	N/A	0.81%	0.70%	0.70%
International Equity Dividend and Premium	1.22	1.97	0.88	N/A	0.97	0.87	0.87
U.S. Tax-Managed Equity	1.07	1.82	0.75	1.24	0.83	0.74	0.74
International Tax-Managed Equity	1.22	1.97	0.90	N/A	0.97	0.89	0.89

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

95

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

96

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

97

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

98

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2020, 99.93% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2020, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2202 and $0.1767 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 100% and 87.65%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0276 and $0.0213 per share, respectively.

For the fiscal year ended December 31, 2020, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium designates $143,184,701 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

During the fiscal year ended December 31, 2020, the U.S. Equity Dividend and Premium designates $82,186 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

99

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Eqity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230828-OTU-1358518 TAXADVAR-21

Goldman Sachs Funds

Annual Report	December 31, 2020

Dynamic Global Equity Fund

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the Goldman Sachs Dynamic Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 13.15%, 12.29%, 13.56%, 13.04%, 13.44%, 13.57%, 12.88% and 13.57%, respectively. This compares to the 16.21% average annual total return of the Fund’s benchmark, MSCI All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, the factors most influencing the equity markets and the Fund were the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

When the Reporting Period began in January 2020, investors generally held a stable pro-growth outlook for the U.S. and global economies. However, in February, twin shocks — the COVID-19 pandemic and collapsing crude oil prices — forced them to recalibrate their risk tolerance. A historic level of market volatility, including the quickest transition from an equity bull market to an equity bear market in modern financial market times, further clouded the near-term investing outlook. (A bull market is a market in which securities prices are rising. A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) As fear spread through the financial markets, risk assets broadly sold off. Global equities, as represented by the MSCI ACWI Investable Market Index, fell 21.0% during the first calendar quarter. Developed markets equities, as represented by the MSCI World Index, were down 19.7%, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 23.6%. Within developed markets, U.S. equities, as measured by the S&P 500 ® Index, dropped 19.6%. As for fixed income, the 10-year U.S. Treasury yield plummeted. In response to the economic and financial challenges wrought by the spread of COVID-19, central banks and governments around the world enacted unprecedented levels of monetary and fiscal stimulus. In the U.S., more than $2 trillion of fiscal support, combined with the return of the U.S. Federal Reserve’s (“Fed”) zero interest rate policy, sought to help the country weather the human and economic maelstrom while simultaneously laying the foundation for economic recovery once COVID-19 risks recede.

The fastest quarterly decline in the global equity market since the fourth quarter of 2008 was followed in the second quarter of 2020 by the fastest recovery since the fourth quarter of 1984. The recovery was mainly catalyzed by three factors. First, unprecedented monetary easing and fiscal stimulus globally provided a backstop for risk assets and eased liquidity concerns. The Fed was somewhat more dovish than market expected at its June meeting. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Union announced a €750 billion recovery fund, taking a step closer towards the fiscal integration of the Eurozone. China and Japan also delivered meaningful fiscal action. Second, starting mid-April 2020, the growth rate of new COVID-19 cases showed signs of flattening in hotspots such as the U.S., Europe and China, with daily growth rates falling to low single digits and recovery rates starting to rise. As a result, authorities relaxed lockdown restrictions, gradually re-opened parts of their economies, announced social distancing norms and increased testing. The narrative shifted from COVID-19 infections to therapeutics and vaccines. Third, certain economic indicators started to recover. These included global purchasing manager

1

PORTFOLIO RESULTS

indices, which inched up; U.S. non-farm payrolls, which provided consecutive positive surprises; and consumer and business sentiment that appeared to be bottoming. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 19.3%. U.S. equities, as measured by the S&P 500® Index, rose 20.5%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 18.7% and 18.2%, respectively. As for fixed income, the 10-year U.S. Treasury yield edged down slightly in its smallest quarterly change on record.

At the start of the third quarter of 2020, the key theme in the marketplace was the reopening of the U.S. and global economy. Initial concerns centered on whether a rushed reopening would bring a new wave of COVID-19 infections that might cause a relapse and renewed shutdown of the economy. Steadily over the course of the summer, even as positive test results accumulated, the severe consequences of COVID-19, such as hospitalizations and the tally of patients on ventilators, remained well below prior peak levels. This reality, combined with growing optimism about an eventual approval of a COVID-19 vaccine, acted as a tailwind to equities broadly, continuing their positive momentum from the second quarter of 2020. Toward the end of the third calendar quarter, investors increasingly focused on unsuccessful partisan negotiations to reach a compromise on additional fiscal support for the economy as well as on the then-upcoming U.S. Presidential and Congressional elections in November. U.S. economic data remained sufficiently healthy, allowing investors to look beyond near-term elections and fiscal concerns. Against this backdrop, developed markets equities, as measured by the MSCI World Index, and emerging market equities, as measured by the MSCI Emerging Markets Index, rose 6.8% and 8.6%, respectively. Within developed markets equities, U.S. stocks, as represented by the S&P 500® Index, led the rally, registering a gain of 8.9%. In fixed income, the 10-year U.S. Treasury yield rose slightly.

During the fourth quarter of 2020, global economic activity remained resilient in spite of renewed worries about rising COVID–19 cases, delays in additional U.S. fiscal stimulus, and general market uncertainty surrounding the possibility of a contested U.S. Presidential election. Although an increase in COVID-19 cases, especially in Europe and the U.S., drove heightened financial market volatility, the announcement that the Pfizer and Moderna vaccines had better than consensus expected efficacy appeared to be a huge relief for policymakers and market participants. Investor confidence was further bolstered by the strong economic data from Asia, and from China in particular. In addition, major global central banks appeared to reassure market participants by committing to accommodative monetary policies. In the U.S., the Fed introduced forward guidance for its asset purchases, stating it would continue to increase its U.S. Treasury and mortgage-backed securities holdings until substantial further progress was made towards its maximum employment and price stability goals. Similarly, the European Central Bank committed to continued support for the economy by expanding and extending its Pandemic Emergency Purchase Programme. Overall, this favorable mix of recovering global economies, positive news flow on COVID-19 vaccines, and strong forward guidance from the major central banks was supportive of risk assets, particularly equities, in the fourth calendar quarter. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 15.7%. U.S. equities, as measured by the S&P 500® Index, rose 12.15%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 13.9% and 19.7%, respectively. As for fixed income, the 10-year U.S. Treasury yield rose during the fourth quarter of 2020 but remained well below its highs seen near the beginning of the calendar year.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance is generally driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate our medium-term dynamic views into the Fund in order to react to changes in the economic cycle and the markets. The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated strongly positive absolute returns but underperformed the Index on a relative basis.

2

PORTFOLIO RESULTS

Long-term strategic asset allocation was significantly positive on the back of a strong equity market environment during the Reporting Period overall. Our medium-term dynamic views and security selection within the Underlying Funds detracted from the Fund’s returns.

Within the long-term strategic allocation, the Fund benefited from its allocation to equities given the strong performance of the broad equity markets during the Reporting Period overall as well as from its strategic allocation to a macroeconomic hedge strategy. (The macroeconomic hedge strategy utilizes interest rate options to profit if interest rates fall, remain constant or rise less than anticipated.) The macroeconomic hedge strategy contributed most positively to the Fund’s performance, with gains concentrated in the first quarter of 2020 when interest rates fell to record lows. These positive results were partly offset by the detracting effects of the Fund’s allocations to global real estate securities and global infrastructure securities and of the use of derivative strategies, which were used to hedge currency risk and to attempt to profit from high implied volatility.

Our medium-term dynamic views detracted from the Fund’s performance. Over the course of the Reporting Period, we adjusted the Fund’s dynamic positioning in equities, first by reducing the Fund’s exposure and later by increasing it. Specifically, we decreased the Fund’s exposure to U.S. large-cap equities during March 2020, which helped the Fund’s performance as U.S. stocks sold off. However, as we maintained reduced equity exposure through August and U.S. equities rebounded, this medium-term dynamic view detracted from the Fund’s returns. The losses were partially offset later in the Reporting Period, as we increased the Fund’s exposure to U.S. large-cap equities starting in November and into calendar year-end. In addition, the Fund was marginally hurt during the Reporting Period by its dynamic position in put options on the S&P 500® Index, which expired. The put options had been purchased in June 2019 as part of our efforts to reduce equity risk. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) On the positive side, the Fund benefited during the Reporting Period from a covered call spread strategy, implemented in March 2020, wherein the Fund held a short position in an S&P 500® Index call option as we sought to reduce portfolio risk and a long position in an S&P 500® Index call option at a higher strike price, which was intended to protect the Fund’s short call position in the event of a sharp rebound in U.S. stock prices. (A call spread strategy involves purchasing call options at a specific strike price, while also selling the same number of calls of the same asset and expiration date but at a lower strike price. A call option is an option that gives the holder the right, but not the obligation, to buy an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Finally, during April 2020, in a dynamic adjustment to our long-term strategic allocation, we reduced the Fund’s allocation to the macroeconomic hedge strategy, an adjustment that had a rather neutral impact on the Fund’s performance.

Overall, security selection within the Underlying Funds detracted from results during the Reporting Period, with underperformance concentrated in Underlying Equity Funds.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Equity Funds, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF, the Goldman Sachs MarketBetaTM International Equity ETF, the Goldman Sachs ActiveBeta® Large Cap Equity ETF, the Goldman Sachs ActiveBeta® International Equity ETF and the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF underperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund outperformed its benchmark index, while the Goldman Sachs International Equity Insights Fund generated rather flat performance versus its benchmark index. Among Underlying Funds that invest in real assets, both the Goldman Sachs Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures and Canadian large-cap equities through S&P/TSX 60 Index futures (each had a positive impact on performance). The Fund also had a strategic position in international equities through MSCI EAFE Index futures (positive impact). Between the beginning of the Reporting Period and June 2020, the Fund held a strategic

3

PORTFOLIO RESULTS

position in emerging markets stocks through MSCI Emerging Markets Index futures (negative impact). Additionally, the Fund used equity index options to implement an S&P 500® Index covered call spread strategy (positive impact).

The Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (negative impact), which seeks to manage the risk associated with investing in non-U.S. currencies. In addition, equity options were used within our volatility selling strategy (negative impact). Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets. Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (positive impact).

During the Reporting Period overall, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A	We made no changes to the Fund’s long-term strategic asset allocation during the Reporting Period.

In terms of medium-term dynamic allocation, we adopted the view during March 2020 that the Fund have reduced exposure to U.S. large-cap stocks. We eliminated this dynamic view beginning in November and started to increase the Fund’s exposure to U.S. large-cap equities, which we continued to do through the end of the Reporting Period. In March 2020, the Fund’s position in put options on the S&P 500® Index expired. The same month, we implemented a covered call spread strategy, wherein the Fund held a short position in a S&P 500® Index call option and long position in an S&P 500® Index call option at a higher strike price. During April, in a dynamic adjustment to our long-term strategic allocation, we reduced the Fund’s allocation to the macroeconomic hedge strategy, taking profits after interest rates fell to record lows during the first quarter of 2020.

In June, we reduced the Fund’s exposure to international equities through MSCI EAFE Index futures and eliminated its exposure to emerging markets equities through MSCI Emerging Markets Index futures. We also changed the implementation vehicles for the Fund’s passive market cap exposure to international and emerging markets equities to the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF and the Goldman Sachs MarketBetaTM International Equity ETF.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed high efficacy rates for COVID-19 vaccines and expectations for a broad vaccination rollout in North America and Europe by mid-2021 were likely to fuel a sustained and expanding rebound in global economic activity. Overall, we anticipated above-trend economic growth in the medium term, driven by pent-up demand, ongoing and significant fiscal and monetary policy support, high savings rates and extensive rebuilding of inventories.

At the asset class level, we believe that while on an absolute basis, equity valuations were high at the end of the Reporting Period, they were attractive in relative terms, and we expected them to remain so in the near term. As for fixed income, we believed low interest rates were likely to persist. In our view, short-term yields will likely remain anchored by central bank monetary policy, which should, in turn, limit a rise in longer-term yields. At the end of the Reporting Period, we anticipated that ongoing policy support from governments and central banks, as well as low financing costs, would keep credit spreads relatively tight. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

4

FUND BASICS

Dynamic Global Equity Fund

as of December 31, 2020

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2020. Actual underlying fund weighting in the Fund may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

5

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Global Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	13.15%	11.13%	8.93%	—
Including sales charges	6.96%	9.88%	8.31%	—

Class C
Excluding contingent deferred sales charges	12.29%	10.30%	8.11%	—
Including contingent deferred sales charges	11.17%	10.30%	8.11%	—

Institutional	13.56%	11.55%	9.36%	—

Service	13.04%	10.99%	8.81%	—

Investor	13.44%	11.40%	9.21%	—

Class R6 (Commenced July 31, 2015)	13.57%	11.56%	N/A	9.80%

Class R	12.88%	10.85%	8.66%	—

Class P (Commenced April 17, 2018)	13.57%	N/A	N/A	8.58%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Index Definitions

The MSCI® ACWI Index is a free float-adjusted market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 50 country indices comprising 23 developed and 27 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses.

It is not possible to invest directly in an unmanaged index.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds(a) – 91.1%
Equity – 31.6%
4,861,214	Goldman Sachs International Equity Insights Fund – Class R6	$66,793,075
1,313,501	Goldman Sachs Large Cap Growth Insights Fund – Class R6	52,881,530
2,388,338	Goldman Sachs Large Cap Value Insights Fund – Class R6	52,758,395
2,676,299	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	31,285,938
640,458	Goldman Sachs Small Cap Equity Insights Fund – Class R6	19,021,595
1,118,012	Goldman Sachs International Small Cap Insights Fund – Class R6	14,165,213
1,111,389	Goldman Sachs Global Infrastructure Fund – Class R6	13,081,053
1,114,384	Goldman Sachs Global Real Estate Securities Fund – Class R6	11,400,148

		261,386,947

Exchange Traded Funds – 59.5%
2,795,391	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	211,583,145
4,519,094	Goldman Sachs ActiveBeta International Equity ETF	144,159,098
1,779,023	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	67,905,308
685,277	Goldman Sachs MarketBeta International Equity ETF	36,046,050
585,460	Goldman Sachs MarketBeta Emerging Markets Equity ETF	32,094,156

		491,787,757

TOTAL UNDERLYING FUNDS – 91.1%
(Cost $611,785,633)		$753,174,704

Shares	Dividend Rate	Value

Investment Company(a) – 5.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
44,437,419	0.026%	$44,437,419
(Cost $44,437,419)

TOTAL INVESTMENTS – 96.5%
(Cost $656,223,052)		$797,612,123

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		29,052,516

NET ASSETS – 100.0%		$826,664,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ILS	80,000	USD	24,876	03/17/21	$53
	HKD	4,200,000	USD	541,748	03/17/21	105
	JPY	138,000,000	USD	1,334,141	03/17/21	3,560
	NOK	800,000	USD	92,781	03/17/21	496
	SGD	310,000	USD	233,674	03/17/21	909
	GBP	1,905,000	USD	2,573,950	03/17/21	32,399
	AUD	870,000	USD	662,469	03/17/21	8,685
	USD	1,986,802	HKD	15,400,000	03/17/21	7
	USD	9,135	SEK	75,000	03/17/21	12
	USD	209,400	DKK	1,270,000	03/17/21	585

TOTAL						$46,811

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	2,070,000	USD	2,541,351	03/17/21	$(8,080)
	CHF	630,000	USD	714,359	03/17/21	(1,104)
	USD	170,522	ILS	560,000	03/17/21	(3,984)
	USD	716,367	SGD	960,000	03/17/21	(10,087)
	USD	13,059,271	JPY	1,363,000,000	03/17/21	(152,947)
	USD	5,180,976	CHF	4,630,000	03/17/21	(60,878)
	USD	3,886,440	AUD	5,260,000	03/17/21	(171,337)
	USD	17,665,770	EUR	14,580,000	03/17/21	(177,277)
	USD	9,078,269	GBP	6,800,000	03/17/21	(225,235)
	USD	362,112	NOK	3,200,000	03/17/21	(10,994)
	USD	1,535,538	SEK	13,050,000	03/17/21	(51,930)
	USD	981,113	DKK	6,030,000	03/17/21	(10,346)
	USD	140,975	NZD	200,000	03/17/21	(2,971)

TOTAL						$(887,170)

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	242	03/19/21	$25,782,680	$311,129
S&P 500 E-Mini Index	542	03/19/21	101,592,480	2,570,567
S&P Toronto Stock Exchange 60 Index	50	03/18/21	8,083,117	7,595

TOTAL FUTURES CONTRACTS				$2,889,291

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.25	03/15/2021	121	$302,500	$477,950	$136,243	$341,707
Eurodollar Futures	98.25	06/14/2021	102	255,000	404,175	115,912	288,263
Eurodollar Futures	98.25	09/13/2021	100	250,000	395,000	118,194	276,806

TOTAL			323	$807,500	$1,277,125	$370,349	$906,776

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$3,745.00	01/29/2021	(1)	$(100)	$(7,935)	$(4,999)	$(2,936)
S&P 500 Index	3,790.00	01/20/2021	(9)	(900)	(33,930)	(24,123)	(9,807)
S&P 500 Index	3,790.00	01/29/2021	(2)	(200)	(10,590)	(8,627)	(1,963)
S&P 500 Index	3,800.00	01/06/2021	(9)	(900)	(8,640)	(20,154)	11,514
S&P 500 Index	3,800.00	01/13/2021	(9)	(900)	(20,520)	(21,973)	1,453
S&P 500 Index	3,800.00	01/29/2021	(2)	(200)	(9,580)	(7,458)	(2,122)
S&P 500 Index	3,820.00	01/29/2021	(3)	(300)	(11,580)	(11,304)	(276)
S&P 500 Index	3,825.00	01/27/2021	(9)	(900)	(29,970)	(26,190)	(3,780)
S&P 500 Index	3,825.00	01/29/2021	(9)	(900)	(32,850)	(25,805)	(7,045)
S&P 500 Index	3,830.00	01/29/2021	(8)	(800)	(27,600)	(21,131)	(6,469)
S&P 500 Index	3,835.00	01/29/2021	(8)	(800)	(26,040)	(19,796)	(6,244)
S&P 500 Index	3,840.00	01/29/2021	(9)	(900)	(27,585)	(22,791)	(4,794)
S&P 500 Index	3,845.00	01/29/2021	(8)	(800)	(23,080)	(17,479)	(5,601)
S&P 500 Index	3,855.00	02/26/2021	(2)	(200)	(10,760)	(8,100)	(2,660)
S&P 500 Index	3,865.00	02/26/2021	(2)	(200)	(9,930)	(8,721)	(1,209)
S&P 500 Index	3,880.00	02/26/2021	(4)	(400)	(17,560)	(16,449)	(1,111)

			(94)	$(9,400)	$(308,150)	$(265,100)	$(43,050)
Puts
S&P 500 Index	$3,395.00	01/29/2021	(1)	$(100)	$(1,490)	$(8,739)	$7,249
S&P 500 Index	3,470.00	01/29/2021	(2)	(200)	(4,101)	(16,288)	12,187
S&P 500 Index	3,505.00	01/29/2021	(2)	(200)	(4,760)	(16,158)	11,398
S&P 500 Index	3,540.00	01/29/2021	(3)	(300)	(8,325)	(21,338)	13,013
S&P 500 Index	3,540.00	02/26/2021	(2)	(200)	(11,249)	(14,546)	3,297
S&P 500 Index	3,545.00	02/26/2021	(2)	(200)	(11,430)	(16,617)	5,187
S&P 500 Index	3,555.00	02/26/2021	(1)	(100)	(5,895)	(8,302)	2,407
S&P 500 Index	3,580.00	01/29/2021	(1)	(100)	(3,295)	(6,072)	2,777
S&P 500 Index	3,590.00	01/20/2021	(9)	(900)	(19,620)	(35,779)	16,159
S&P 500 Index	3,590.00	01/29/2021	(2)	(200)	(6,890)	(12,308)	5,418
S&P 500 Index	3,590.00	02/26/2021	(3)	(300)	(19,725)	(21,778)	2,053
S&P 500 Index	3,610.00	01/13/2021	(9)	(900)	(14,040)	(42,459)	28,419
S&P 500 Index	3,625.00	01/06/2021	(9)	(900)	(5,490)	(39,420)	33,930
S&P 500 Index	3,630.00	01/29/2021	(8)	(800)	(32,960)	(36,814)	3,854
S&P 500 Index	3,635.00	01/29/2021	(8)	(800)	(33,680)	(37,618)	3,938
S&P 500 Index	3,640.00	01/27/2021	(9)	(900)	(35,415)	(40,125)	4,710
S&P 500 Index	3,640.00	01/29/2021	(8)	(800)	(34,480)	(38,516)	4,036
S&P 500 Index	3,645.00	01/29/2021	(8)	(800)	(35,280)	(39,412)	4,132
S&P 500 Index	3,650.00	01/29/2021	(8)	(800)	(36,080)	(40,296)	4,216

Total written option contracts			(95)	$(9,500)	$(324,205)	$(492,585)	$168,380

TOTAL			(189)	$(18,900)	$(632,355)	$(757,685)	$125,330

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in Affiliated Funds, at value (cost $656,223,052)	$797,612,123
Purchased options, at value (premium paid $370,349)	1,277,125
Cash	14,241,822
Foreign currencies, at value (cost $67,470)	61,590
Unrealized gain on forward foreign currency exchange contracts	46,811
Variation margin on futures contracts	412,370
Receivables:
Collateral on certain derivative contracts(a)	14,581,886
Investments sold	289,770
Fund shares sold	176,148
Due from broker	100,423
Reimbursement from investment adviser	44,226
Dividends	684
Other assets	48,184
Total assets	828,893,162

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	887,170
Written option contracts, at value (premium received $757,685)	632,355
Payables:
Investments purchased	207,534
Fund shares redeemed	116,074
Management fees	103,139
Distribution and Service fees and Transfer Agency fees	91,722
Accrued expenses	190,529
Total liabilities	2,228,523

Net Assets:
Paid-in capital	672,492,511
Total distributable earnings	154,172,128
NET ASSETS	$826,664,639
Net Assets:
Class A	$166,449,440
Class C	13,715,894
Institutional	14,179,068
Service	269,280
Investor	4,908,223
Class R6	490,832,050
Class R	5,700,424
Class P	130,610,260
Total Net Assets	$826,664,639
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,793,720
Class C	662,217
Institutional	655,612
Service	12,614
Investor	233,213
Class R6	22,690,761
Class R	269,284
Class P	6,035,118
Net asset value, offering and redemption price per share:(b)
Class A	$21.36
Class C	20.71
Institutional	21.63
Service	21.35
Investor	21.05
Class R6	21.63
Class R	21.17
Class P	21.64

(a)	Includes segregated cash of $7,941,602, $710,000 and $5,930,284 relating to initial margin requirements and/or collateral on futures, forward foreign currency and options transactions, respectively.
(b)	Maximum public offering price per share for Class A Shares is $22.60. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:

Dividends from Affiliated Funds	$11,543,285

Interest	9,262

Total investment income	11,552,547

Expenses:

Management fees	1,123,086

Distribution and Service (12b-1) fees(a)	500,518

Transfer Agency fees(a)	465,266

Professional fees	153,560

Registration fees	132,615

Printing and mailing costs	120,082

Custody, accounting and administrative services	72,362

Service fees — Class C	34,921

Trustee fees	21,662

Prime Broker Fees	1,294

Shareholder Administration fees — Service Shares	660

Other	17,847

Total expenses	2,643,873

Less — expense reductions	(488,771)

Net expenses	2,155,102

NET INVESTMENT INCOME	9,397,445

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	4,567,520

Net realized gain (loss) from:

Affiliated Funds	5,113,628

Purchased options	8,037,379

Futures contracts	711,933

Written options	(1,966,102)

Forward foreign currency exchange contracts	(2,603,855)

Foreign currency transactions	(69)

Net change in unrealized gain (loss) on:

Affiliated Funds	69,826,810

Purchased options	1,064,693

Futures contracts	648,571

Written options	131,500

Forward foreign currency exchange contracts	(377,458)

Foreign currency translation	(25,904)

Net realized and unrealized gain	85,128,646

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,526,091

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
$368,271	$104,763	$660	$26,824	$250,424	$23,747	$5,638	$106	$7,181	$135,460	$9,120	$33,590

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
From operations:

Net investment income	$9,397,445	$13,090,820

Net realized gain	13,860,434	45,816,987

Net change in unrealized gain	71,268,212	72,518,111

Net increase in net assets resulting from operations	94,526,091	131,425,918

Distributions to shareholders:

From distributable earnings:

Class A Shares	(3,838,747)	(8,721,949)

Class C Shares	(223,898)	(853,186)

Institutional Shares	(368,684)	(757,246)

Service Shares	(5,799)	(19,202)

Investor Shares	(125,539)	(257,107)

Class R6 Shares	(12,747,997)	(27,511,667)

Class R Shares	(117,416)	(324,233)

Class P Shares	(3,401,510)	(7,237,115)

Total distributions to shareholders	(20,829,590)	(45,681,705)

From share transactions:

Proceeds from sales of shares	40,734,037	523,768,845

Reinvestment of distributions	20,421,928	44,747,494

Cost of shares redeemed	(117,245,793)	(139,697,167)

Net increase (decrease) in net assets resulting from share transactions	(56,089,828)	428,819,172

TOTAL INCREASE	17,606,673	514,563,385

Net assets:

Beginning of year	809,057,966	294,494,581

End of year	$826,664,639	$809,057,966

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.32	$16.26	$18.84	$15.25	$14.44

Net investment income(a)(b)	0.18	0.29	0.20	0.16	0.16

Net realized and unrealized gain (loss)	2.36	3.86	(2.35)	3.80	0.83

Total from investment operations	2.54	4.15	(2.15)	3.96	0.99

Distributions to shareholders from net investment income	(0.18)	(0.27)	(0.43)	(0.37)	(0.18)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.50)	(1.09)	(0.43)	(0.37)	(0.18)

Net asset value, end of year	$21.36	$19.32	$16.26	$18.84	$15.25

Total return(c)	13.15%	25.66%	(11.40)%	25.96%	6.81%

Net assets, end of year (in 000s)	$166,449	$162,028	$135,758	$137,276	$124,514

Ratio of net expenses to average net assets(d)	0.57%	0.58%	0.58%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.64%	0.66%	0.66%	0.67%	0.69%

Ratio of net investment income to average net assets(b)	0.98%	1.56%	1.09%	0.93%	1.12%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class C Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$18.74	$15.77	$18.01	$14.58	$13.82

Net investment income (loss)(a)(b)	0.02	0.10	(0.05)	0.01	0.05

Net realized and unrealized gain (loss)	2.28	3.77	(2.12)	3.65	0.78

Total from investment operations	2.30	3.87	(2.17)	3.66	0.83

Distributions to shareholders from net investment income	(0.01)	(0.08)	(0.07)	(0.23)	(0.07)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.33)	(0.90)	(0.07)	(0.23)	(0.07)

Net asset value, end of year	$20.71	$18.74	$15.77	$18.01	$14.58

Total return(c)	12.29%	24.72%	(12.04)%	25.08%	5.95%

Net assets, end of year (in 000s)	$13,716	$17,348	$23,020	$68,315	$75,027

Ratio of net expenses to average net assets(d)	1.32%	1.33%	1.33%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.39%	1.41%	1.40%	1.42%	1.44%

Ratio of net investment income (loss) to average net assets(b)	0.13%	0.58%	(0.29)%	0.08%	0.33%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.55	$16.43	$19.01	$15.38	$14.57

Net investment income(a)(b)	0.23	0.34	0.09	0.24	0.23

Net realized and unrealized gain (loss)	2.42	3.93	(2.20)	3.83	0.82

Total from investment operations	2.65	4.27	(2.11)	4.07	1.05

Distributions to shareholders from net investment income	(0.25)	(0.33)	(0.47)	(0.44)	(0.24)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.57)	(1.15)	(0.47)	(0.44)	(0.24)

Net asset value, end of year	$21.63	$19.55	$16.43	$19.01	$15.38

Total return(c)	13.56%	26.18%	(11.07)%	26.48%	7.18%

Net assets, end of year (in 000s)	$14,179	$13,423	$16,974	$155,828	$119,108

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.19%	0.20%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.28%	0.26%	0.28%	0.29%

Ratio of net investment income to average net assets(b)	1.25%	1.82%	0.47%	1.40%	1.55%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.30	$16.20	$18.75	$15.19	$14.39

Net investment income(a)(b)	0.15	0.21	0.15	0.16	0.15

Net realized and unrealized gain (loss)	2.37	3.89	(2.31)	3.76	0.81

Total from investment operations	2.52	4.10	(2.16)	3.92	0.96

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.39)	(0.36)	(0.16)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.47)	(1.00)	(0.39)	(0.36)	(0.16)

Net asset value, end of year	$21.35	$19.30	$16.20	$18.75	$15.19

Total return(c)	13.04%	25.49%	(11.48)%	25.79%	6.66%

Net assets, end of year (in 000s)	$269	$380	$543	$684	$470

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.76%	0.78%	0.77%	0.78%	0.79%

Ratio of net investment income to average net assets(b)	0.79%	1.16%	0.80%	0.91%	1.01%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Investor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.04	$16.03	$18.58	$15.03	$14.25

Net investment income(a)(b)	0.23	0.30	0.24	0.18	0.21

Net realized and unrealized gain (loss)	2.33	3.84	(2.32)	3.78	0.79

Total from investment operations	2.56	4.14	(2.08)	3.96	1.00

Distributions to shareholders from net investment income	(0.23)	(0.31)	(0.47)	(0.41)	(0.22)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.55)	(1.13)	(0.47)	(0.41)	(0.22)

Net asset value, end of year	$21.05	$19.04	$16.03	$18.58	$15.03

Total return(c)	13.44%	25.97%	(11.18)%	26.35%	6.99%

Net assets, end of year (in 000s)	$4,908	$4,517	$5,703	$5,481	$5,663

Ratio of net expenses to average net assets(d)	0.32%	0.33%	0.33%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.39%	0.41%	0.41%	0.42%	0.44%

Ratio of net investment income to average net assets(b)	1.24%	1.66%	1.28%	1.07%	1.47%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class R6 Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.55	$16.44	$19.04	$15.37	$14.57

Net investment income(a)(b)	0.25	0.49	1.61	0.12	0.24

Net realized and unrealized gain (loss)	2.40	3.78	(3.71)	3.96	0.80

Total from investment operations	2.65	4.27	(2.10)	4.08	1.04

Distributions to shareholders from net investment income	(0.25)	(0.34)	(0.50)	(0.41)	(0.24)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.57)	(1.16)	(0.50)	(0.41)	(0.24)

Net asset value, end of year	$21.63	$19.55	$16.44	$19.04	$15.37

Total return(c)	13.57%	26.14%	(11.00)%	26.54%	7.12%

Net assets, end of year (in 000s)	$490,832	$478,073	$4,485	$13	$10

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.25%	0.26%	0.32%	0.24%	0.28%

Ratio of net investment income to average net assets(b)	1.36%	2.55%	9.20%	0.66%	1.63%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class R Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.15	$16.13	$18.69	$15.15	$14.37

Net investment income(a)(b)	0.13	0.24	0.14	0.19	0.16

Net realized and unrealized gain (loss)	2.34	3.82	(2.32)	3.70	0.78

Total from investment operations	2.47	4.06	(2.18)	3.89	0.94

Distributions to shareholders from net investment income	(0.13)	(0.22)	(0.38)	(0.35)	(0.16)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—	—	—

Total distributions	(0.45)	(1.04)	(0.38)	(0.35)	(0.16)

Net asset value, end of year	$21.17	$19.15	$16.13	$18.69	$15.15

Total return(c)	12.88%	25.36%	(11.63)%	25.70%	6.49%

Net assets, end of year (in 000s)	$5,700	$5,922	$4,938	$5,910	$2,031

Ratio of net expenses to average net assets(d)	0.82%	0.83%	0.83%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.89%	0.91%	0.91%	0.92%	0.94%

Ratio of net investment income to average net assets(b)	0.70%	1.31%	0.77%	1.06%	1.10%

Portfolio turnover rate(e)	12%	40%	11%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each period

	Goldman Sachs Dynamic Global Equity Fund
	Class P Shares
	Year Ended December 31,		Period Ended December 31,2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$19.56	$16.44	$19.43

Net investment income(b)(c)	0.26	0.37	0.31

Net realized and unrealized gain (loss)	2.39	3.91	(2.80)

Total from investment operations	2.65	4.28	(2.49)

Distributions to shareholders from net investment income	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	(0.32)	(0.82)	—

Total distributions	(0.57)	(1.16)	(0.50)

Net asset value, end of period	$21.64	$19.56	$16.44

Total return(d)	13.57%	26.19%	(12.80)%

Net assets, end of period (in 000s)	$130,610	$127,367	$103,074

Ratio of net expenses to average net assets(e)	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.25%	0.27%	0.27	%(f)

Ratio of net investment income to average net assets(c)	1.37%	1.96%	2.33	%(f)

Portfolio turnover rate(g)	12%	40%	11%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”)) (collectively, the “Underlying Funds”), futures, forwards, options and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Fund and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

24

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$261,386,947	$—	$—

Exchange Traded Funds	491,787,757	—	—

Investment Company	44,437,419	—	—

Total	$797,612,123	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$46,811	$—

Futures Contracts(a)	2,889,291	—	—

Options Purchased	1,277,125	—	—

Total	$4,166,416	$46,811	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(887,170)	$—

Written Option Contracts	(632,355)	—	—

Total	$(632,355)	$(887,170)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$1,277,125		—	$—
Equity	Variation margin on future contracts	2,889,291	(a)	Written options, at value	(632,355)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	46,811		Payable for unrealized loss on forward foreign currency contracts	(887,170)
Total		$4,213,227			$(1,519,525)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures and options/Net change in unrealized gain (loss) on purchased options	$8,649,850	$552,758	6
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(1,866,640)	1,292,006	1,175
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,603,855)	(377,458)	13
Total		$4,179,355	$1,467,306	1,194

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15% for the Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs,

27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2020, Goldman Sachs retained $7,726 of the front end sales charges and $636 of the CDSC for this Fund.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

28

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$593	$488,178	$488,771

G.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2020 (in thousands):

Underlying Funds	Market Value as of 12/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$64,004	$—	$(2,110)	$(551)	$6,562	$67,905	1,779	$1,089	$—
Goldman Sachs ActiveBeta International Equity ETF	139,467	6,959	(8,005)	(1,510)	7,248	144,159	4,519	2,303	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	207,170	6,989	(33,464)	3,165	27,724	211,584	2,795	3,119	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	30,633	3,356	(7,000)	(1,165)	5,462	31,286	2,676	356	—
Goldman Sachs Financial Square Government Fund — Institutional Shares	107,461	270,404	(333,428)	—	—	44,437	44,437	375	—
Goldman Sachs Global Infrastructure Fund — Class R6	13,577	256	—	—	(752)	13,081	1,111	256	—
Goldman Sachs Global Real Estate Securities Fund — Class R6	12,165	175	—	—	(940)	11,400	1,114	151	25
Goldman Sachs International Equity Insights Fund — Class R6	69,334	1,375	(8,000)	780	3,304	66,793	4,861	1,375	—
Goldman Sachs International Small Cap Insights Fund — Class R6	13,158	256	—	—	751	14,165	1,118	257	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6	53,450	4,691	(17,000)	4,395	7,346	52,882	1,314	148	4,543

29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value as of 12/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Value Insights Fund — Class R6	$52,009	$872	$—	$—	$(123)	$52,758	2,388	$873	$—
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	26,019	—	—	6,075	32,094	585	774	—
Goldman Sachs MarketBeta International Equity ETF	—	30,017	—	—	6,029	36,046	685	368	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6	17,781	100	—	—	1,141	19,022	640	99	—

Total	$780,209	$351,469	$(409,007)	$5,114	$69,827	$797,612		$11,543	$4,568

As of December 31, 2020, the Goldman Sachs Growth Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Balanced Strategy Portfolios beneficially owned 24%, 23% and 11%, respectively, of the total outstanding shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, are $81,066,748 and $88,169,260, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$13,786,669
Net long-term capital gains	7,042,921
Total taxable distributions	$20,829,590

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

Distribution paid from:
Ordinary income	$20,749,477
Net long-term capital gains	24,932,228
Total taxable distributions	$45,681,705

30

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

7. TAX INFORMATION (continued)

As of December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,621,437
Undistributed long-term capital gains	16,375,206
Total undistributed earnings	$17,996,643
Timing differences (Qualified Late Year Loss Deferral and Straddle Loss Deferral)	$(2,164,833)
Unrealized gains (losses) — net	138,340,318
Total accumulated earnings (losses) net $	$154,172,128

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$662,717,311
Gross unrealized gain	138,953,871
Gross unrealized loss	(613,553)
Net unrealized gains (loss)	$138,340,318

The difference between GAAP-basis and tax basis unrealized gains/(losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund

31

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

8. OTHER RISKS (continued)

invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S.or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

32

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

9. INDEMNIFICATIONS (continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Global Equity Fund
	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	452,591	$8,274,964	866,854	$16,168,522
Reinvestment of distributions	166,912	3,526,407	421,756	8,029,181
Shares redeemed	(1,212,679)	(22,020,216)	(1,251,441)	(23,256,094)
	(593,176)	(10,218,845)	37,169	941,609
Class C Shares
Shares sold	28,501	498,361	49,667	884,384
Reinvestment of distributions	10,959	221,848	43,467	794,194
Shares redeemed	(302,838)	(5,160,510)	(627,192)	(11,237,602)
	(263,378)	(4,440,301)	(534,058)	(9,559,024)
Institutional Shares
Shares sold	651,159	12,881,036	220,932	4,221,884
Reinvestment of distributions	16,739	359,055	38,266	739,185
Shares redeemed	(699,008)	(13,145,115)	(605,325)	(11,065,822)
	(31,110)	94,976	(346,127)	(6,104,753)
Service Shares
Shares sold	211	3,915	405	7,344
Reinvestment of distributions	220	4,649	502	9,503
Shares redeemed	(7,507)	(113,385)	(14,710)	(288,765)
	(7,076)	(104,821)	(13,803)	(271,918)
Investor Shares
Shares sold	33,472	604,166	52,316	950,282
Reinvestment of distributions	6,017	125,539	13,675	257,107
Shares redeemed	(43,486)	(766,754)	(184,609)	(3,377,794)
	(3,997)	(37,049)	(118,618)	(2,170,405)
Class R6 Shares
Shares sold	383,853	7,549,584	26,778,726	491,425,595
Reinvestment of distributions	590,151	12,665,504	1,415,765	27,357,672
Shares redeemed	(2,735,397)	(53,939,479)	(4,015,155)	(77,497,054)
	(1,761,393)	(33,724,391)	24,179,336	441,286,213
Class R Shares
Shares sold	34,886	626,087	47,986	873,254
Reinvestment of distributions	5,623	117,416	17,178	323,537
Shares redeemed	(80,430)	(1,469,351)	(62,050)	(1,149,782)
	(39,921)	(725,848)	3,114	47,009
Class P Shares
Shares sold	547,359	10,295,924	498,856	9,237,580
Reinvestment of distributions	158,422	3,401,510	374,313	7,237,115
Shares redeemed	(1,182,031)	(20,630,983)	(629,931)	(11,824,254)
	(476,250)	(6,933,549)	243,238	4,650,441

NET INCREASE (DECREASE)	(3,176,301)	$(56,089,828)	23,450,251	$428,819,172

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Dynamic Global Equity Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

35

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

36

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Months Period Ended December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
Share Class	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20*
Class A
Actual	$1,000.00	$1,232.00		$3.20
Hypothetical 5% return	1,000.00	1,022.27	+	2.90
Class C
Actual	1,000.00	1,226.70		7.39
Hypothetical 5% return	1,000.00	1,018.50	+	6.70
Institutional
Actual	1,000.00	1,233.80		1.07
Hypothetical 5% return	1,000.00	1,024.18	+	0.97
Service
Actual	1,000.00	1,230.90		3.87
Hypothetical 5% return	1,000.00	1,021.67	+	3.51
Investor
Actual	1,000.00	1,233.20		1.80
Hypothetical 5% return	1,000.00	1,023.53	+	1.63
Class R6
Actual	1,000.00	1,234.00		1.01
Hypothetical 5% return	1,000.00	1,024.23	+	0.92
Class R
Actual	1,000.00	1,230.00		4.60
Hypothetical 5% return	1,000.00	1,021.01	+	4.17
Class P
Actual	1,000.00	1,233.90		1.01
Hypothetical 5% return	1,000.00	1,024.23	+	0.92

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Dynamic Global Equity Fund	0.57%	1.32%	0.19%	0.69%	0.32%	0.18%	0.82%	0.18%

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	164	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

39

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Dynamic Global Equity Fund — Tax Information (unaudited)

For the year ended December 31, 2020, 31.30% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund, qualify for the dividends received deduction available to corporations.

For the 2020 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Dynamic Global Equity Fund from sources within foreign countries and possessions of the United States was $0.1683 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Dynamic Global Equity Fund during the year from foreign sources was 34.28%. The total amount of taxes paid by the Dynamic Global Equity Fund to such countries was $0.0211 per share.

For the year ended December 31, 2020, 57.32% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Global Equity Fund designates $7,042,921, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

During the year ended December 31, 2020, the Dynamic Global Equity Fund designates $4,783,968, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230830-OTU-1355842 DYNGLEQAR-21

Goldman Sachs Funds

Annual Report	December 31, 2020

Defensive Equity Fund

Goldman Sachs Defensive Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Defensive Equity Fund

Investment Objective

The Fund seeks long-term growth of capital with lower volatility than equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Defensive Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on September 30, 2020 through December 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated cumulative total returns, without sales charges, of 2.04%, 1.81%, 2.11%, 2.08%, 2.11%, 1.95% and 2.11%, respectively. These returns compare to the 12.15% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	When the Reporting Period began in the fourth quarter of 2020, the U.S. equity markets appeared euphoric, as they extended their broad-based recovery from steep first calendar quarter declines. U.S. equities rallied on the prospect of an end to the global COVID-19 pandemic and its economic impact following the approval and distribution of two vaccines. Although investor uncertainty surrounding the November U.S. elections and other policy questions created the potential for higher market volatility, the victory of the Democratic candidate for President proved positive for equity markets during the fourth quarter. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity rebounded. Despite this improvement, reminders of a COVID-19 ceiling for the industries hit hardest by the COVID-19-related restrictions persisted at the end of the Reporting Period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to maintain risk, style and capitalization characteristics similar to those of the S&P 500® Index, while seeking to provide lower volatility and enhanced downside protection with an options-based overlay strategy (as described below). The QIS Team uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments for the Fund.

During the Reporting Period, the Fund underperformed the S&P 500® Index, with our options-based overlay strategy detracting most from relative returns. The Fund’s equity strategy, which aims to pick defensive stocks, also held back performance.

Q	How did the Fund’s options-based overlay strategy affect its performance?

A	Consistent with our investment approach, we construct the Fund’s options-based overlay by simultaneously purchasing S&P 500® Index put options at a higher strike price and writing S&P 500® Index put options at a relatively lower strike price, resulting in what is known as a put option spread, and at the same time selling S&P 500® Index call options. The put option spread is designed to provide the Fund with some downside protection, but this protection is limited to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.)

1

PORTFOLIO RESULTS

As the seller of S&P 500® Index call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

During periods in which the U.S. equity markets are falling, a diversified portfolio of equity investments, with an options-based overlay strategy designed to seek to provide downside protection, may outperform the same portfolio without such an option-based overlay strategy. However, in strong rising markets, a portfolio with an options-based overlay strategy could significantly underperform the same portfolio without an options-based overlay strategy. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s options-based overlay strategy detracted from performance.

Our options-based overlay strategy has the potential to reduce Fund’s volatility. Since its inception, the realized daily volatility of the Fund has been 11.81% compared to the realized annualized volatility of the S&P 500® Index of 23.57%.[1]

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we employed exchange-traded options on futures, equity index call options and equity index put options as part of the Fund’s options-based overlay. The use of these derivatives had a negative impact on the Fund’s performance during the Reporting Period overall. In addition, the Fund used futures contracts during the Reporting Period, which had a slightly positive impact on its performance.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective November 18, 2020, Matthew Schwab no longer served as a portfolio manager of the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Federico Gilly and Jorge Murillo.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

2

FUND BASICS

Defensive Equity Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.4%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.1	Software
Amazon.com, Inc.	4.3	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	3.4	Interactive Media & Services
Facebook, Inc. Class A	2.3	Interactive Media & Services
Johnson & Johnson	1.5	Pharmaceuticals
Berkshire Hathaway, Inc. Class B	1.4	Diversified Financial Services
Visa, Inc. Class A	1.2	IT Services

The Procter & Gamble Co.	1.2	Household Products

NVIDIA Corp.	1.1	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

FUND BASICS

Index Definitions

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

4

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 93.1%
Aerospace & Defense – 0.8%
98	General Dynamics Corp.	$14,584
93	Howmet Aerospace, Inc.	2,654
76	L3Harris Technologies, Inc.	14,366
33	Northrop Grumman Corp.	10,056

		41,660

Air Freight & Logistics – 0.9%
129	C.H. Robinson Worldwide, Inc.	12,109
139	Expeditors International of Washington, Inc.	13,220
142	United Parcel Service, Inc. Class B	23,913

		49,242

Banks – 0.1%
36	First Republic Bank	5,289

Beverages – 2.4%
194	Brown-Forman Corp. Class B	15,409
69	Constellation Brands, Inc. Class A	15,115
259	Monster Beverage Corp.*	23,952
242	PepsiCo, Inc.	35,889
736	The Coca-Cola Co.	40,362

		130,727

Biotechnology – 2.2%
472	AbbVie, Inc.	50,575
145	Amgen, Inc.	33,338
373	Gilead Sciences, Inc.	21,731
63	Incyte Corp.*	5,480
27	Regeneron Pharmaceuticals, Inc.*	13,044

		124,168

Building Products – 0.7%
200	A.O. Smith Corp.	10,964
329	Johnson Controls International PLC	15,328
71	Masco Corp.	3,900
59	Trane Technologies PLC	8,565

		38,757

Capital Markets – 0.5%
191	Intercontinental Exchange, Inc.	22,020
45	T. Rowe Price Group, Inc.	6,813

		28,833

Chemicals – 1.1%
164	Corteva, Inc.	6,350
54	International Flavors & Fragrances, Inc.	5,877
101	Linde PLC	26,615
59	PPG Industries, Inc.	8,509
16	The Sherwin-Williams Co.	11,759

		59,110

Commercial Services & Supplies – 0.7%
19	Cintas Corp.	6,716
46	Copart, Inc.*	5,853
59	Republic Services, Inc.	5,682
158	Waste Management, Inc.	18,633

		36,884

Common Stocks – (continued)
Communications Equipment – 1.4%
62	Arista Networks, Inc.*	18,015
838	Cisco Systems, Inc.	37,501
26	F5 Networks, Inc.*	4,574
405	Juniper Networks, Inc.	9,117
51	Motorola Solutions, Inc.	8,673

		77,880

Containers & Packaging – 0.2%
125	Ball Corp.	11,648

Diversified Financial Services* – 1.4%
337	Berkshire Hathaway, Inc. Class B	78,140

Diversified Telecommunication Services – 1.9%
1,706	AT&T, Inc.	49,064
533	CenturyLink, Inc.	5,197
892	Verizon Communications, Inc.	52,405

		106,666

Electric Utilities – 0.8%
92	American Electric Power Co., Inc.	7,661
92	Edison International	5,779
330	NextEra Energy, Inc.	25,459
98	Xcel Energy, Inc.	6,534

		45,433

Electronic Equipment, Instruments & Components – 0.9%
62	Amphenol Corp. Class A	8,108
61	IPG Photonics Corp.*	13,651
102	Keysight Technologies, Inc.*	13,473
79	TE Connectivity Ltd.	9,564
14	Zebra Technologies Corp. Class A*	5,381

		50,177

Entertainment – 2.1%
317	Activision Blizzard, Inc.	29,434
132	Electronic Arts, Inc.	18,955
96	Netflix, Inc.*	51,910
84	Take-Two Interactive Software, Inc.*	17,454

		117,753

Equity Real Estate Investment Trusts (REITs) – 1.6%
90	Crown Castle International Corp.	14,327
66	Digital Realty Trust, Inc.	9,208
27	Equinix, Inc.	19,283
76	Extra Space Storage, Inc.	8,805
91	Federal Realty Investment Trust	7,746
204	Host Hotels & Resorts, Inc.	2,984
63	Public Storage	14,549
63	Regency Centers Corp.	2,872
24	SBA Communications Corp.	6,771

		86,545

Food & Staples Retailing – 2.0%
125	Costco Wholesale Corp.	47,097
438	The Kroger Co.	13,911
194	Walgreens Boots Alliance, Inc.	7,737

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
307	Walmart, Inc.	$44,254

		112,999

Food Products – 2.8%
254	Archer-Daniels-Midland Co.	12,804
325	Campbell Soup Co.	15,714
375	Conagra Brands, Inc.	13,597
404	General Mills, Inc.	23,755
273	Hormel Foods Corp.	12,725
129	Kellogg Co.	8,028
179	McCormick & Co., Inc.	17,112
518	Mondelez International, Inc. Class A	30,287
72	The Hershey Co.	10,968
53	The J.M. Smucker Co.	6,127
161	The Kraft Heinz Co.	5,580

		156,697

Health Care Equipment & Supplies – 4.8%
318	Abbott Laboratories	34,818
48	ABIOMED, Inc.*	15,562
17	Align Technology, Inc.*	9,084
228	Baxter International, Inc.	18,295
95	Becton Dickinson & Co.	23,771
361	Boston Scientific Corp.*	12,978
65	DexCom, Inc.*	24,032
141	Edwards Lifesciences Corp.*	12,863
44	IDEXX Laboratories, Inc.*	21,994
26	Intuitive Surgical, Inc.*	21,271
47	ResMed, Inc.	9,990
68	Stryker Corp.	16,663
32	Teleflex, Inc.	13,170
38	The Cooper Cos., Inc.	13,806
17	West Pharmaceutical Services, Inc.	4,816
87	Zimmer Biomet Holdings, Inc.	13,406

		266,519

Health Care Providers & Services – 3.5%
149	AmerisourceBergen Corp.	14,566
52	Anthem, Inc.	16,697
309	Cardinal Health, Inc.	16,550
108	Centene Corp.*	6,483
482	CVS Health Corp.	32,921
89	DaVita, Inc.*	10,449
102	Henry Schein, Inc.*	6,820
108	McKesson Corp.	18,783
101	Quest Diagnostics, Inc.	12,036
158	UnitedHealth Group, Inc.	55,407

		190,712

Health Care Technology – 0.3%
207	Cerner Corp.	16,245

Hotels, Restaurants & Leisure – 1.3%
15	Chipotle Mexican Grill, Inc.*	20,800
31	Darden Restaurants, Inc.	3,693
19	Domino’s Pizza, Inc.	7,286

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
66	Hilton Worldwide Holdings, Inc.	7,343
304	Starbucks Corp.	32,522

		71,644

Household Durables – 0.4%
124	Garmin Ltd.	14,838
292	Newell Brands, Inc.	6,199

		21,037

Household Products – 1.9%
72	Church & Dwight Co., Inc.	6,281
184	Colgate-Palmolive Co.	15,734
101	Kimberly-Clark Corp.	13,618
34	The Clorox Co.	6,865
459	The Procter & Gamble Co.	63,865

		106,363

Industrial Conglomerates – 1.1%
112	3M Co.	19,577
133	Honeywell International, Inc.	28,289
34	Roper Technologies, Inc.	14,657

		62,523

Insurance – 0.6%
157	Marsh & McLennan Cos., Inc.	18,369
141	The Progressive Corp.	13,942

		32,311

Interactive Media & Services* – 5.7%
107	Alphabet, Inc. Class A	187,532
460	Facebook, Inc. Class A	125,654

		313,186

Internet & Direct Marketing Retail – 5.0%
73	Amazon.com, Inc.*	237,756
10	Booking Holdings, Inc.*	22,273
237	eBay, Inc.	11,909
43	Expedia Group, Inc.	5,693

		277,631

IT Services – 6.8%
170	Accenture PLC Class A	44,406
107	Akamai Technologies, Inc.*	11,234
115	Automatic Data Processing, Inc.	20,263
43	Broadridge Financial Solutions, Inc.	6,588
140	Cognizant Technology Solutions Corp. Class A	11,473
33	FleetCor Technologies, Inc.*	9,003
48	Gartner, Inc.*	7,689
187	International Business Machines Corp.	23,540
46	Jack Henry & Associates, Inc.	7,451
153	Leidos Holdings, Inc.	16,083
153	Mastercard, Inc. Class A	54,612
218	Paychex, Inc.	20,313
215	PayPal Holdings, Inc.*	50,353
202	The Western Union Co.	4,432

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
87	VeriSign, Inc.*	$18,827
313	Visa, Inc. Class A	68,462

		374,729

Life Sciences Tools & Services – 1.5%
163	Agilent Technologies, Inc.	19,314
9	Bio-Rad Laboratories, Inc. Class A*	5,247
29	Illumina, Inc.*	10,730
5	Mettler-Toledo International, Inc.*	5,698
38	PerkinElmer, Inc.	5,453
76	Thermo Fisher Scientific, Inc.	35,399

		81,841

Machinery – 1.3%
117	Caterpillar, Inc.	21,297
105	Deere & Co.	28,250
125	Ingersoll Rand, Inc.*	5,695
92	PACCAR, Inc.	7,938
36	Snap-on, Inc.	6,161
42	Xylem, Inc.	4,275

		73,616

Media – 1.7%
43	Charter Communications, Inc. Class A*	28,447
886	Comcast Corp. Class A	46,426
575	News Corp. Class A	10,333
95	Omnicom Group, Inc.	5,925

		91,131

Metals & Mining – 0.2%
224	Newmont Corp.	13,415

Multi-Utilities – 0.2%
69	Consolidated Edison, Inc.	4,987
108	Public Service Enterprise Group, Inc.	6,296

		11,283

Multiline Retail – 1.4%
125	Dollar General Corp.	26,288
162	Dollar Tree, Inc.*	17,502
192	Target Corp.	33,894

		77,684

Personal Products – 0.3%
56	The Estee Lauder Cos., Inc. Class A	14,907

Pharmaceuticals – 5.0%
656	Bristol-Myers Squibb Co.	40,692
142	Eli Lilly & Co.	23,975
510	Johnson & Johnson	80,264
458	Merck & Co., Inc.	37,464
260	Perrigo Co. PLC	11,627
1,094	Pfizer, Inc.	40,270
917	Viatris, Inc.*	17,185
165	Zoetis, Inc.	27,308

		278,785

Common Stocks – (continued)
Professional Services – 0.5%
99	Equifax, Inc.	19,091
51	Verisk Analytics, Inc.	10,587

		29,678

Road & Rail – 1.4%
265	CSX Corp.	24,049
39	J.B. Hunt Transport Services, Inc.	5,329
51	Norfolk Southern Corp.	12,118
49	Old Dominion Freight Line, Inc.	9,564
125	Union Pacific Corp.	26,028

		77,088

Semiconductors & Semiconductor Equipment – 4.4%
256	Advanced Micro Devices, Inc.*	23,478
81	Broadcom, Inc.	35,466
706	Intel Corp.	35,173
28	Lam Research Corp.	13,223
115	NVIDIA Corp.	60,053
35	Qorvo, Inc.*	5,819
206	QUALCOMM, Inc.	31,382
48	Teradyne, Inc.	5,755
189	Texas Instruments, Inc.	31,021

		241,370

Software – 9.2%
21	ANSYS, Inc.*	7,640
48	Autodesk, Inc.*	14,656
122	Cadence Design Systems, Inc.*	16,645
67	Citrix Systems, Inc.	8,717
123	Fortinet, Inc.*	18,269
45	Intuit, Inc.	17,093
1,260	Microsoft Corp.	280,249
394	NortonLifeLock, Inc.	8,187
602	Oracle Corp.	38,944
17	Paycom Software, Inc.*	7,688
179	salesforce.com, Inc.*	39,833
45	ServiceNow, Inc.*	24,769
45	Synopsys, Inc.*	11,666
38	Tyler Technologies, Inc.*	16,588

		510,944

Specialty Retail – 1.6%
37	Advance Auto Parts, Inc.	5,828
13	AutoZone, Inc.*	15,411
192	Best Buy Co., Inc.	19,160
161	Lowe’s Cos., Inc.	25,842
20	O’Reilly Automotive, Inc.*	9,051
32	Tractor Supply Co.	4,498
30	Ulta Beauty, Inc.*	8,615

		88,405

Technology Hardware, Storage & Peripherals – 6.6%
2,650	Apple, Inc.	351,628
317	HP, Inc.	7,795
51	NetApp, Inc.	3,378
66	Seagate Technology PLC	4,103

		366,904

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.9%
345	NIKE, Inc. Class B	$48,807

Trading Companies & Distributors – 0.5%
366	Fastenal Co.	17,872
17	W.W. Grainger, Inc.	6,942

		24,814

Wireless Telecommunication Services* – 0.5%
221	T-Mobile US, Inc.	29,802

TOTAL COMMON STOCKS
(Cost $4,814,810)		$5,151,982

Shares	Dividend Rate	Value

Investment Company(a) – 5.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
$307,935	0.026%	$307,935
(Cost $307,935)

TOTAL INVESTMENTS – 98.6%
(Cost $5,122,745)		$5,459,917

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		74,847

NET ASSETS – 100.0%		$5,534,764

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	2	03/19/21	$374,880	$10,974

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$3,620.00	01/29/2021	15	$1,500	$59,100	$61,301	$(2,201)
Written option contracts
Calls
S&P 500 Index	3,820.00	01/29/2021	(15)	(1,500)	(57,900)	(53,823)	(4,077)
Puts
S&P 500 Index	3,365.00	01/29/2021	(15)	(1,500)	(19,725)	(20,344)	619

Total written option contracts			(30)	$(3,000)	$(77,625)	$(74,167)	$(3,458)

TOTAL			(15)	$(1,500)	$(18,525)	$(12,866)	$(5,659)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $4,814,810)	$5,151,982
Investments of affiliated issuers, at value (cost $307,935)	307,935
Purchased options, at value (premium paid $61,301)	59,100
Cash	133,554
Variation margin on futures contracts	2,890
Receivables:
Investments sold	560,895
Deferred offering costs	134,529
Fund shares sold	100,000
Reimbursement from investment adviser	37,126
Collateral on certain derivative contracts(a)	24,200
Dividends	2,522
Other assets	5,462
Total assets	6,520,195

Liabilities:
Written option contracts, at value (premium received $74,167)	77,625
Payables:
Investments purchased	812,828
Management fees	2,296
Distribution and Service fees and Transfer Agency fees	274
Accrued expenses and other liabilities	92,408
Total liabilities	985,431

Net Assets:
Paid-in capital	5,437,589
Total distributable earnings	97,175
NET ASSETS	$5,534,764
Net Assets:
Class A	$78,556
Class C	50,914
Institutional	5,201,158
Investor	51,042
Class R6	51,057
Class R	50,978
Class P	51,059
Total Net Assets	$5,534,764
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,711
Class C	5,000
Institutional	510,392
Investor	5,009
Class R6	5,010
Class R	5,003
Class P	5,010
Net asset value, offering and redemption price per share:(b)
Class A	$10.19
Class C	10.18
Institutional	10.19
Investor	10.19
Class R6	10.19
Class R	10.19
Class P	10.19

(a)	Includes segregated cash of $24,200 relating to initial margin requirements and/or collateral on futures transactions.
(b)	Maximum public offering price per share for Class A shares of the Fund is $10.78. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Statement of Operations

For the Period Ended December 31, 2020(a)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $4)	$17,848

Dividends — affiliated issuers	7

Total investment income	17,855

Expenses:

Professional fees	48,680

Amortization of offering costs	43,046

Custody, accounting and administrative services	22,642

Printing and mailing costs	20,165

Organization costs	12,000

Management fees	6,712

Trustee fees	4,800

Transfer Agency fees(b)	567

Distribution and Service (12b-1) fees(b)	199

Service fees — Class C	25

Other	8,000

Total expenses	166,836

Less — expense reductions	(159,344)

Net expenses	7,492

NET INVESTMENT INCOME	10,363

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	51,231

Purchased options	(260,183)

Futures contracts	25,568

Written options	(61,704)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	337,172

Purchased options	(2,201)

Futures contracts	10,974

Written options	(3,458)

Net realized and unrealized gain	97,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,762

(a)	Commenced operations on September 30, 2020.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$36	$100	$63	$23	$20	$476	$20	$4	$20	$4

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2020(a)

From operations:

Net investment income	$10,363

Net realized loss	(245,088)

Net change in unrealized gain	342,487

Net increase in net assets resulting from operations	107,762

Distributions to shareholders:

From distributable earnings:

Class A Shares	(108)

Class C Shares	(4)

Institutional Shares	(10,372)

Investor Shares	(89)

Class R6 Shares	(105)

Class R Shares	(26)

Class P Shares	(105)

Total distributions to shareholders	(10,809)

From share transactions:

Proceeds from sales of shares	5,427,072

Reinvestment of distributions	10,809

Cost of shares redeemed	(70)

Net increase in net assets resulting from share transactions	5,437,811

TOTAL INCREASE	5,534,764

Net assets:

Beginning of period	—

End of period	$5,534,764

(a)	Commenced operations on September 30, 2020.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout the Period

	Class A Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.01

Net realized and unrealized gain	0.19

Total from investment operations	0.20

Distributions to shareholders from net investment income	(0.01)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.01)

Net asset value, end of period	$10.19

Total return(d)	2.04%

Net assets, end of period (in 000s)	$79

Ratio of net expenses to average net assets	0.94	%(e)

Ratio of total expenses to average net assets	10.42	%(e)

Ratio of net investment income to average net assets	0.42	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Class C Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.01)

Net realized and unrealized gain	0.19

Total from investment operations	0.18

Distributions to shareholders from net realized gains(c)	—

Net asset value, end of period	$10.18

Total return(d)	1.81%

Net assets, end of period (in 000s)	$51

Ratio of net expenses to average net assets	1.69	%(e)

Ratio of total expenses to average net assets	11.70	%(e)

Ratio of net investment loss to average net assets	(0.28	)%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Institutional Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02

Net realized and unrealized gain	0.19

Total from investment operations	0.21

Distributions to shareholders from net investment income	(0.02)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.02)

Net asset value, end of period	$10.19

Total return(d)	2.11%

Net assets, end of period (in 000s)	$5,201

Ratio of net expenses to average net assets	0.57	%(e)

Ratio of total expenses to average net assets	10.45	%(e)

Ratio of net investment income to average net assets	0.84	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Investor Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02

Net realized and unrealized gain	0.19

Total from investment operations	0.21

Distributions to shareholders from net investment income	(0.02)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.02)

Net asset value, end of period	$10.19

Total return(d)	2.08%

Net assets, end of period (in 000s)	$51

Ratio of net expenses to average net assets	0.69	%(e)

Ratio of total expenses to average net assets	10.70	%(e)

Ratio of net investment income to average net assets	0.72	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class R6 Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02

Net realized and unrealized gain	0.19

Total from investment operations	0.21

Distributions to shareholders from net investment income	(0.02)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.02)

Net asset value, end of period	$10.19

Total return(d)	2.11%

Net assets, end of period (in 000s)	$51

Ratio of net expenses to average net assets	0.57	%(e)

Ratio of total expenses to average net assets	10.58	%(e)

Ratio of net investment income to average net assets	0.84	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Class R Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.01

Net realized and unrealized gain	0.19

Total from investment operations	0.20

Distributions to shareholders from net investment income	(0.01)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.01)

Net asset value, end of period	$10.19

Total return(d)	1.95%

Net assets, end of period (in 000s)	$51

Ratio of net expenses to average net assets	1.19	%(e)

Ratio of total expenses to average net assets	11.20	%(e)

Ratio of net investment income to average net assets	0.22	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class P Shares
	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02

Net realized and unrealized gain	0.19

Total from investment operations	0.21

Distributions to shareholders from net investment income	(0.02)

Distributions to shareholders from net realized gains(c)	—

Total distributions	(0.02)

Net asset value, end of period	$10.19

Total return(d)	2.11%

Net assets, end of period (in 000s)	$51

Ratio of net expenses to average net assets	0.56	%(e)

Ratio of total expenses to average net assets	10.57	%(e)

Ratio of net investment income to average net assets	0.85	%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Defensive Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares. The Fund commenced operations on September 30, 2020.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

20

GOLDMAN SACHS DEFENSIVE EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance.

21

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker

22

GOLDMAN SACHS DEFENSIVE EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$115,615	$—	$—

North America	5,036,367	—	—

Investment Company	307,935	—	—

Total	$5,459,917	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$10,974	$—	$—

Purchased Options	59,100	—	—

Total	$70,074	$—	$—

Liabilities

Written option contracts	$(77,625)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variable margin on futures contracts and purchased options, at value	$70,074	(a)	Written options, at value	$(77,625)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Schedule of Assets and Liabilities.

23

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain/(Loss)	Net Change in Unrealized Gain/(Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$(296,319)	$5,315	3

(a)	Average number of contracts is based on the average of month end balances for the four months ended December 31, 2020. The Fund commenced operations on September 30, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.53%	0.48%	0.45%	0.44%	0.43%	0.53%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the period ended December 31, 2020, GSAM waived $61 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

24

GOLDMAN SACHS DEFENSIVE EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended December 31, 2020, Goldman Sachs did not retain any portion of Class A Shares’ front end sales charges nor Class C Shares’ CDSC.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. This Other Expense limitation will remain in place through at least September 30, 2021 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$61	$159,283	$159,344

G.  Other Transactions with Affiliates — For the period ended December 31, 2020, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 65% of Class A Shares, 92% of outstanding Institutional shares, and 100% of Class C, Investor, Class R6, Class R, and Class P Shares of the Fund.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the period ended December 31, 2020:

Underlying Fund	Beginning Value as of September 30, 2020*	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$5,317,386	$(5,009,451)	$307,935	307,935	$7

*	The Fund commenced operations on September 30, 2020.

25

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2020, were $6,046,181 and $1,282,556, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$10,412
Net long-term capital gains	397
Total taxable distributions	$10,809

As of December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income	$173
Timing differences (Post October Loss Deferral)	$(234,918)
Unrealized gains — net	331,920
Total accumulated earnings (losses) — net	$97,175

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$5,194,613
Gross unrealized gain	361,014
Gross unrealized loss	(29,094)
Net unrealized security gain	$331,920

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains/(losses) on regulated futures and options contracts.

The Fund reclassed $222 from paid in capital to distributable earnings, for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain nondeductible expenses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from

26

GOLDMAN SACHS DEFENSIVE EQUITY FUND

8. OTHER RISKS (continued)

those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

27

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2020(a)

	Shares	Dollars

Class A Shares
Shares sold	7,701	$77,020
Reinvestment of distributions	11	108
Shares redeemed	(1)	(10)
	7,711	77,118
Class C Shares
Shares sold	5,001	50,010
Reinvestment of distributions	—	4
Shares redeemed	(1)	(10)
	5,000	50,004
Institutional Shares
Shares sold	509,373	5,100,002
Reinvestment of distributions	1,020	10,372
Shares redeemed	(1)	(10)
	510,392	5,110,364
Investor Shares
Shares sold	5,001	50,010
Reinvestment of distributions	9	89
Shares redeemed	(1)	(10)
	5,009	50,089
Class R6 Shares
Shares sold	5,001	50,010
Reinvestment of distributions	10	105
Shares redeemed	(1)	(10)
	5,010	50,105
Class R Shares
Shares sold	5,001	50,010
Reinvestment of distributions	3	26
Shares redeemed	(1)	(10)
	5,003	50,026

28

GOLDMAN SACHS DEFENSIVE EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Period Ended December 31, 2020(a)

	Shares	Dollars

Class P Shares
Shares sold	5,001	$50,010
Reinvestment of distributions	10	105
Shares redeemed	(1)	(10)
	5,010	50,105

NET INCREASE	543,135	$5,437,811

(a)	Commenced operations on September 30, 2020.

29

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Defensive Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Defensive Equity Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 30, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period September 30, 2020 (commencement of operations) through December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

30

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Defensive Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on September 30, 2020. At a meeting held on June 17, 2020 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive and/or reimburse the Fund’s expenses (with certain customary exceptions, such as taxes, brokerage fees, and extraordinary expenses); and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. The Trustees considered materials showing back-tested returns of the Fund’s proposed strategy since February 1996. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

31

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.57%

Next $1 billion	0.48%

Next $3 billion	0.45%

Next $3 billion	0.44%

Over $8 billion	0.43%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the Fund’s expected investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

32

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Fund Expenses — Since Inception Through December 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period from September 30, 2020 through December 31, 2020, which represents a period of 92 days out of 366 day year. The Example for hypothetical expenses reflects projected activity for the period from September 30, 2020 through December 31, 2020 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Defensive Equity Fund
Share Class	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 months ended 12/31/20(a)*
Class A
Actual	$1,000.00	$1,016.30		$2.38
Hypothetical 5% return	1,000.00	1,010.21	+	2.37
Class C
Actual	1,000.00	1,014.00		4.28
Hypothetical 5% return	1,000.00	1,008.32	+	4.27
Institutional
Actual	1,000.00	1,017.00		1.44
Hypothetical 5% return	1,000.00	1,011.14	+	1.44
Investor
Actual	1,000.00	1,016.70		1.75
Hypothetical 5% return	1,000.00	1,010.83	+	1.74
Class R6
Actual	1,000.00	1,017.00		1.44
Hypothetical 5% return	1,000.00	1,011.14	+	1.44
Class R
Actual	1,000.00	1,015.50		3.01
Hypothetical 5% return	1,000.00	1,009.58	+	3.01
Class P
Actual	1,000.00	1,017.00		1.42
Hypothetical 5% return	1,000.00	1,011.16	+	1.42

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

GS Defensive Equity Fund	0.94%	1.69%	0.57%	0.69%	0.57%	1.19%	0.56%

(a)	Commenced operations on September 30, 2020.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

33

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

34

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

35

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Defensive Equity Fund — Tax Information (Unaudited)

For the fiscal year ended December 31, 2020, 100% of the dividends paid from net investment company taxable income by the Defensive Equity Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2020, 100% of the dividends paid from net investment company taxable income by the Defensive Equity Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Defensive Equity Fund designates $397 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.95 trillion in assets under supervision as of December 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 230829-OTU-1358523 DEFEQTYAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,031,972	$3,499,205	Financial Statement audits.

Audit-Related Fees:

• PwC	$344,654	$262,184	Other attest services.

Tax Fees:

• PwC	$41,250	$796,358	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,060,932	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $385,904 and $1,058,542, respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 million and $12.3 million, respectively. The figures for these entities are not yet available for twelve months ended December 31, 2020. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 8, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 8, 2021